UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Energy Sector

Select Energy Portfolio

Select Energy Service Portfolio

Select Natural Gas Portfolio

Select Natural Resources Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Energy Sector
Energy	<Click Here>
Energy Service	<Click Here>
Natural Gas	<Click Here>
Natural Resources	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Energy Sector are described in detail below.

Energy

The fund is now benchmarked to the MSCI US Investable Market Energy Index.

Energy Service

The fund is now benchmarked to the MSCI US Investable Market Energy Equipment & Services Index.

Natural Gas

The fund is now benchmarked to the S&P Custom Natural Gas Index.

Natural Resources

The fund continues to be benchmarked to the Goldman Sachs Natural Resources Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Energy Portfolio
Actual	$ 1,000.00	$ 1,029.90	$ 4.48
HypotheticalA	$ 1,000.00	$ 1,020.38	$ 4.46
Energy Service Portfolio
Actual	$ 1,000.00	$ 1,020.30	$ 4.36
HypotheticalA	$ 1,000.00	$ 1,020.48	$ 4.36
Natural Gas Portfolio
Actual	$ 1,000.00	$ 1,047.40	$ 4.57
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51
Natural Resources Portfolio
Actual	$ 1,000.00	$ 1,094.40	$ 4.78
HypotheticalA	$ 1,000.00	$ 1,020.23	$ 4.61

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Energy Portfolio	.89%
Energy Service Portfolio	.87%
Natural Gas Portfolio	.90%
Natural Resources Portfolio	.92%

Annual Report

Select Energy Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Energy Portfolio	8.57%	19.86%	14.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Energy Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Select Energy Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Select Energy Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months that ended February 28, 2007, the fund returned 8.57%, underperforming the 12.77% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and the 10.48% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. For the same 12-month period, the fund underperformed the S&P 500 as well. During the first seven months of the review period, the fund underperformed the Goldman Sachs benchmark partly due to a lack of exposure to strong performing metals and mining index components Falconbridge and Inco - two Canadian nickel producers - and copper miners Phelps Dodge and Southern Copper. Underweighting integrated oil company Chevron also hurt. Elsewhere, energy services giant Halliburton along with Ultra Petroleum, Canadian Natural Resources and UTS Energy in the exploration and production (E&P) space detracted as well. On the flip side, non-index components OMI, Dominion Resources and Danish wind turbine manufacturer Vestas Wind Systems boosted performance. Underweighting or not owning the integrated oil companies more sensitive to energy prices, such as Petro-Canada, Hess and BP, also contributed. Within E&P, overweighting Kerr-McGee and not owning index constituent Anadarko Petroleum paid off, as did avoiding gold producer Newmont Mining, another index component. During the final five months of the period, the fund modestly outperformed the MSCI index partly due to good stock selection in the E&P area, including Range Resources, Cabot Oil & Gas and XTO Energy. Drillers GlobalSantaFe and Diamond Offshore Drilling also performed well, as did National Oilwell Varco and refiner Valero Energy. Several out-of-index stocks boosted returns, including Vestas Wind Systems and mining equipment manufacturer Joy Global. On the other hand, underweighting or not owning integrated oil companies Exxon Mobil, Chevron and Marathon Oil detracted, along with some weak investments in energy services, including Baker Hughes, and poor performance by E&P companies Houston Exploration, Ultra Petroleum and EOG Resources. A number of stocks mentioned in this discussion were no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Energy Index, which returned 7.67% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 10.48%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Energy Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	8.9	5.4
Valero Energy Corp.	8.0	4.3
ConocoPhillips	6.6	5.7
Schlumberger Ltd. (NY Shares)	5.6	5.3
Chevron Corp.	5.1	2.6
Range Resources Corp.	4.0	2.3
Noble Corp.	3.8	2.7
National Oilwell Varco, Inc.	3.7	4.1
Ultra Petroleum Corp.	3.6	2.4
GlobalSantaFe Corp.	3.6	3.9
	52.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Oil, Gas & Consumable Fuels	64.6%
Energy Equipment & Services	31.8%
Electrical Equipment	1.8%
Construction & Engineering	0.9%
Machinery	0.4%
All Others*	0.5%

As of August 31, 2006
Oil, Gas & Consumable Fuels	49.7%
Energy Equipment & Services	38.1%
Independent Power Producers & Energy Traders	2.8%
Machinery	1.9%
Construction & Engineering	1.7%
All Others*	5.8%

* Includes short-term investments and net other assets.

Annual Report

Select Energy Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.9%
Construction & Engineering - 0.9%
Chicago Bridge & Iron Co. NV (NY Shares)	61,000	$ 1,813,530
Fluor Corp.	47,500	4,012,325
Jacobs Engineering Group, Inc. (a)	155,300	14,029,802
		19,855,657
ELECTRICAL EQUIPMENT - 1.8%
Electrical Components & Equipment - 0.0%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	28,100	1,018,625
Heavy Electrical Equipment - 1.8%
Suzlon Energy Ltd.	122,327	2,891,845
Vestas Wind Systems AS (a)	758,400	35,423,518
		38,315,363
TOTAL ELECTRICAL EQUIPMENT		39,333,988
ENERGY EQUIPMENT & SERVICES - 31.8%
Oil & Gas Drilling - 14.1%
Diamond Offshore Drilling, Inc.	611,300	47,571,366
GlobalSantaFe Corp.	1,321,900	76,181,097
Noble Corp.	1,150,400	80,781,088
Pride International, Inc. (a)	1,657,816	47,745,101
Transocean, Inc. (a)	641,100	49,159,548
		301,438,200
Oil & Gas Equipment & Services - 17.7%
Baker Hughes, Inc.	914,350	59,533,329
Halliburton Co.	1,180,064	36,440,376
Hanover Compressor Co. (a)	282,000	6,189,900
National Oilwell Varco, Inc. (a)	1,149,750	80,068,590
Oceaneering International, Inc. (a)	139,900	5,517,656
Schlumberger Ltd. (NY Shares) (d)	1,930,360	121,226,608
Smith International, Inc.	682,897	27,998,777
Superior Energy Services, Inc. (a)	607,900	18,632,135
Universal Compression Holdings, Inc. (a)	93,000	6,226,350
W-H Energy Services, Inc. (a)	215,600	9,055,200
Weatherford International Ltd. (a)	227,500	9,134,125
		380,023,046
TOTAL ENERGY EQUIPMENT & SERVICES		681,461,246
MACHINERY - 0.4%
Construction & Farm Machinery & Heavy Trucks - 0.4%
Joy Global, Inc.	207,300	9,191,682

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 64.6%
Coal & Consumable Fuels - 4.0%
Arch Coal, Inc.	646,800	$ 20,141,352
CONSOL Energy, Inc.	885,200	31,575,084
Foundation Coal Holdings, Inc.	139,800	4,602,216
Peabody Energy Corp.	727,700	29,399,080
		85,717,732
Integrated Oil & Gas - 23.8%
Chevron Corp.	1,595,232	109,448,868
ConocoPhillips	2,144,026	140,262,181
Exxon Mobil Corp.	2,673,410	191,630,027
Hess Corp.	416,000	22,068,800
Occidental Petroleum Corp.	690,900	31,905,762
Petroleo Brasileiro SA Petrobras sponsored ADR	106,000	9,582,400
Suncor Energy, Inc.	71,200	5,049,231
		509,947,269
Oil & Gas Exploration & Production - 25.9%
Aurora Oil & Gas Corp. (a)	952,983	2,344,338
Cabot Oil & Gas Corp.	985,541	66,583,150
Canadian Natural Resources Ltd.	102,300	5,137,086
Chesapeake Energy Corp. (d)	1,801,900	54,939,931
Energy Partners Ltd. (a)	213,813	4,639,742
EOG Resources, Inc.	989,200	67,008,408
Forest Oil Corp. (a)	72,300	2,306,370
Mariner Energy, Inc. (a)	133,218	2,464,533
Newfield Exploration Co. (a)	149,100	6,444,102
Noble Energy, Inc.	240,100	13,822,557
Petrohawk Energy Corp. (a)	903,800	10,818,486
Plains Exploration & Production Co. (a)	1,043,205	47,601,444
Quicksilver Resources, Inc. (a)	724,300	27,936,251
Range Resources Corp.	2,669,400	85,233,942
Talisman Energy, Inc.	301,000	5,191,031
Ultra Petroleum Corp. (a)	1,534,700	77,978,107
W&T Offshore, Inc.	347,100	10,419,942
XTO Energy, Inc.	1,271,800	65,701,188
		556,570,608
Oil & Gas Refining & Marketing - 8.8%
Petroplus Holdings AG	30,070	2,097,190
Sunoco, Inc.	186,800	12,052,336
Tesoro Corp.	22,500	2,050,650
Valero Energy Corp.	2,999,732	172,934,550
		189,134,726
Oil & Gas Storage & Transport - 2.1%
Williams Companies, Inc.	1,637,500	44,163,375
TOTAL OIL, GAS & CONSUMABLE FUELS		1,385,533,710
TOTAL COMMON STOCKS (Cost $1,685,693,207)		2,135,376,283
Money Market Funds - 0.3%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	730,318	$ 730,318
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	4,782,600	4,782,600
TOTAL MONEY MARKET FUNDS (Cost $5,512,918)		5,512,918
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,691,206,125)	2,140,889,201
NET OTHER ASSETS - 0.2%	4,508,139
NET ASSETS - 100%	$ 2,145,397,340
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,388,471
Fidelity Securities Lending Cash Central Fund	211,925
Total	$ 1,600,396
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.3%
Cayman Islands	7.4%
Netherlands Antilles	5.6%
Canada	4.2%
Denmark	1.7%
Others (individually less than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

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Select Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $4,680,348) - See accompanying schedule: Unaffiliated issuers (cost $1,685,693,207)	$ 2,135,376,283
Fidelity Central Funds (cost $5,512,918)	5,512,918
Total Investments (cost $1,691,206,125)		$ 2,140,889,201
Receivable for investments sold		21,958,409
Receivable for fund shares sold		5,148,923
Dividends receivable		6,361,511
Distributions receivable from Fidelity Central Funds		27,263
Prepaid expenses		11,614
Other receivables		10,805
Total assets		2,174,407,726

Liabilities
Payable for investments purchased	$ 14,706,187
Payable for fund shares redeemed	7,792,445
Accrued management fee	1,040,802
Other affiliated payables	539,648
Other payables and accrued expenses	148,704
Collateral on securities loaned, at value	4,782,600
Total liabilities		29,010,386

Net Assets		$ 2,145,397,340
Net Assets consist of:
Paid in capital		$ 1,612,033,714
Undistributed net investment income		4,942,151
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		78,738,399
Net unrealized appreciation (depreciation) on investments		449,683,076
Net Assets, for 43,962,536 shares outstanding		$ 2,145,397,340
Net Asset Value, offering price and redemption price per share ($2,145,397,340 ÷ 43,962,536 shares)		$ 48.80

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 30,078,951
Interest		41,093
Income from Fidelity Central Funds (including $211,925 from security lending)		1,600,396
Total income		31,720,440

Expenses
Management fee	$ 14,317,493
Transfer agent fees	6,865,166
Accounting and security lending fees	886,905
Custodian fees and expenses	112,775
Independent trustees' compensation	9,422
Registration fees	160,053
Audit	46,312
Legal	45,250
Interest	64,063
Miscellaneous	131,816
Total expenses before reductions	22,639,255
Expense reductions	(116,623)	22,522,632
Net investment income (loss)		9,197,808
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	190,130,776
Foreign currency transactions	24,604
Total net realized gain (loss)		190,155,380
Change in net unrealized appreciation (depreciation) on: Investment securities	(47,748,519)
Assets and liabilities in foreign currencies	(2,064)
Total change in net unrealized appreciation (depreciation)		(47,750,583)
Net gain (loss)		142,404,797
Net increase (decrease) in net assets resulting from operations		$ 151,602,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,197,808	$ 5,195,545
Net realized gain (loss)	190,155,380	241,102,758
Change in net unrealized appreciation (depreciation)	(47,750,583)	263,292,874
Net increase (decrease) in net assets resulting from operations	151,602,605	509,591,177
Distributions to shareholders from net investment income	(4,748,680)	(4,035,148)
Distributions to shareholders from net realized gain	(226,752,869)	(107,681,031)
Total distributions	(231,501,549)	(111,716,179)
Share transactions Proceeds from sales of shares	1,231,553,047	2,697,973,308
Reinvestment of distributions	222,569,462	107,368,613
Cost of shares redeemed	(1,777,274,000)	(1,805,743,615)
Net increase (decrease) in net assets resulting from share transactions	(323,151,491)	999,598,306
Redemption fees	648,583	1,466,118
Total increase (decrease) in net assets	(402,401,852)	1,398,939,422

Net Assets
Beginning of period	2,547,799,192	1,148,859,770
End of period (including undistributed net investment income of $4,942,151 and undistributed net investment income of $1,501,978, respectively)	$ 2,145,397,340	$ 2,547,799,192
Other Information Shares
Sold	24,389,971	61,223,035
Issued in reinvestment of distributions	4,357,368	2,375,548
Redeemed	(36,564,806)	(41,499,308)
Net increase (decrease)	(7,817,467)	22,099,275

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 49.20	$ 38.71	$ 26.52	$ 20.63	$ 23.45
Income from Investment Operations
Net investment income (loss) C	.18	.12	.19	.13	.12
Net realized and unrealized gain (loss)	4.13	12.87	12.43	5.89	(2.81)
Total from investment operations	4.31	12.99	12.62	6.02	(2.69)
Distributions from net investment income	(.10)	(.09)	(.17)	(.14)	(.14)
Distributions from net realized gain	(4.62)	(2.44)	(.28)	-	-
Total distributions	(4.72)	(2.53)	(.45)	(.14)	(.14)
Redemption fees added to paid in capital C	.01	.03	.02	.01	.01
Net asset value, end of period	$ 48.80	$ 49.20	$ 38.71	$ 26.52	$ 20.63
Total Return A,B	8.57%	34.39%	48.07%	29.34%	(11.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	.89%	.94%	.97%	1.18%	1.22%
Expenses net of fee waivers, if any	.89%	.94%	.97%	1.18%	1.22%
Expenses net of all reductions	.89%	.89%	.93%	1.17%	1.21%
Net investment income (loss)	.36%	.27%	.62%	.59%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,145,397	$ 2,547,799	$ 1,148,860	$ 286,847	$ 194,294
Portfolio turnover rate E	102%	128%	91%	33%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Service Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Energy Service Portfolio	3.92%	18.12%	14.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Energy Service Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Energy Service Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Select Energy Service Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months that ended February 28, 2007, the fund returned 3.92%, underperforming the 4.12% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Equipment & Services Index and the 8.60% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund also underperformed the S&P 500. During the first seven months of the review period, the fund lagged the Goldman Sachs benchmark partly because of a lack of exposure to strong performing metals and mining index components Falconbridge and Inco - two Canadian nickel producers - and copper miner Phelps Dodge. Overweighting drillers Noble, GlobalSantaFe, Diamond Offshore Drilling and Pride International, as well as energy services giant Halliburton, also detracted, as did not owning Chevron and Exxon Mobil. On the flip side, overweighted positions in services companies Veritas DGC, Cameron International and McDermott International boosted performance, as did avoiding index components ConocoPhillips and Petro-Canada. The fund also benefited from not owning Canadian Natural Resources, Anadarko Petroleum and Newmont Mining. During the final five months of the period, the fund outperformed the MSCI index, partly due to a rally in selected drilling stocks, including Noble and Diamond Offshore Drilling. At the same time, underweighting or not owning natural gas drillers paid off when Patterson UTI, Rowan and Nabors Industries remained weak. Other contributors included subsea robotics manufacturer Oceaneering International and drilling equipment manufacturer National Oilwell Varco, as well as out-of-index Danish wind turbine manufacturer Vestas Wind Systems and solar panel manufacturer Sunpower. In energy services, not owning index component BJ Services helped when its pressure pumping business softened. Conversely, the fund suffered from underweighting or not owning some strong performing energy equipment and services companies, including Schlumberger, Veritas DGC, Halliburton, Tidewater and Core Laboratories. On the other hand, overweighting services companies with natural gas exposure, such as Weatherford International and W-H Energy, detracted. Lastly, underweighting driller Helmerich & Payne proved costly when the stock performed very well.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Energy Equipment & Services Index, which returned 5.84% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 8.60%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Energy Service Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd. (NY Shares)	23.8	5.8
Halliburton Co.	8.1	5.6
National Oilwell Varco, Inc.	7.5	8.4
Transocean, Inc.	5.8	3.8
Weatherford International Ltd.	4.8	5.5
Baker Hughes, Inc.	4.7	4.4
GlobalSantaFe Corp.	4.7	6.2
Smith International, Inc.	4.5	2.5
Cameron International Corp.	4.2	3.2
Noble Corp.	3.2	6.5
	71.3
Top Industries (% of fund's net assets)
As of February 28, 2007
Energy Equipment & Services	95.7%
Electrical Equipment	1.4%
Electronic Equipment & Instruments	0.8%
Oil, Gas & Consumable Fuels	0.6%
Industrial Conglomerates	0.6%
All Others*	0.9%

As of August 31, 2006
Energy Equipment & Services	91.8%
Industrial Conglomerates	3.5%
Oil, Gas & Consumable Fuels	3.2%
Electrical Equipment	0.8%
Electronic Equipment & Instruments	0.6%
All Others*	0.1%

* Includes short-term investments and net other assets.

Annual Report

Select Energy Service Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
ELECTRICAL EQUIPMENT - 1.4%
Electrical Components & Equipment - 0.1%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	17,300	$ 627,125
Heavy Electrical Equipment - 1.3%
Suzlon Energy Ltd.	132,000	3,120,517
Vestas Wind Systems AS (a)	280,800	13,115,669
		16,236,186
TOTAL ELECTRICAL EQUIPMENT		16,863,311
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
Electronic Equipment & Instruments - 0.8%
Sunpower Corp. Class A (a)(d)	221,100	9,573,630
ENERGY EQUIPMENT & SERVICES - 95.7%
Oil & Gas Drilling - 21.0%
Atwood Oceanics, Inc. (a)	112,500	5,692,500
Diamond Offshore Drilling, Inc.	344,700	26,824,554
GlobalSantaFe Corp.	994,710	57,325,137
Grey Wolf, Inc. (a)	1,200	8,028
Helmerich & Payne, Inc.	7,100	193,120
Hercules Offshore, Inc. (a)	250,400	6,668,152
Nabors Industries Ltd. (a)	991,200	29,696,352
Noble Corp.	559,850	39,312,667
Patterson-UTI Energy, Inc.	1,300	28,977
Pride International, Inc. (a)(d)	677,086	19,500,077
Rowan Companies, Inc.	4,300	131,709
TODCO Class A (a)	3,200	109,056
Transocean, Inc. (a)	919,427	70,501,662
		255,991,991
Oil & Gas Equipment & Services - 74.7%
Acergy SA (a)	204,900	3,878,757
Baker Hughes, Inc.	887,136	57,761,425
Basic Energy Services, Inc. (a)	281,200	6,402,924
Cameron International Corp. (a)	904,800	51,293,112
Dresser-Rand Group, Inc. (a)(d)	288,600	7,494,942
Dril-Quip, Inc. (a)	454,600	17,538,468
FMC Technologies, Inc. (a)	308,000	20,260,240
Global Industries Ltd. (a)	13,200	194,832
Grant Prideco, Inc. (a)	591,805	25,690,255
Halliburton Co. (d)	3,210,934	99,153,642
Hanover Compressor Co. (a)	716,400	15,724,980
Hornbeck Offshore Services, Inc. (a)	90,800	2,430,716
National Oilwell Varco, Inc. (a)	1,311,331	91,321,091
Oceaneering International, Inc. (a)	874,800	34,502,112
Oil States International, Inc. (a)	586,100	17,202,035
ProSafe ASA	95,000	1,347,474
Schlumberger Ltd. (NY Shares) (d)	4,619,746	290,120,049

	Shares	Value
Smith International, Inc.	1,332,056	$ 54,614,296
Superior Energy Services, Inc. (a)	348,300	10,675,395
Tidewater, Inc.	5,700	296,229
Universal Compression Holdings, Inc. (a)	259,800	17,393,610
W-H Energy Services, Inc. (a)	698,300	29,328,600
Weatherford International Ltd. (a)	1,446,010	58,057,302
		912,682,486
TOTAL ENERGY EQUIPMENT & SERVICES		1,168,674,477
INDUSTRIAL CONGLOMERATES - 0.6%
Industrial Conglomerates - 0.6%
McDermott International, Inc. (a)	153,150	7,381,830
OIL, GAS & CONSUMABLE FUELS - 0.6%
Oil & Gas Exploration & Production - 0.6%
Plains Exploration & Production Co. (a)	103,800	4,736,394
Quicksilver Resources, Inc. (a)	80,062	3,087,991
		7,824,385
TOTAL COMMON STOCKS (Cost $830,829,289)		1,210,317,633
Money Market Funds - 6.8%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $83,497,675)	83,497,675	83,497,675
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $914,326,964)	1,293,815,308
NET OTHER ASSETS - (5.9)%	(72,411,363)
NET ASSETS - 100%	$ 1,221,403,945
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 669,189
Fidelity Securities Lending Cash Central Fund	340,817
Total	$ 1,010,006
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	65.9%
Netherlands Antilles	23.8%
Cayman Islands	8.0%
Denmark	1.1%
Others (individually less than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $81,797,600) - See accompanying schedule: Unaffiliated issuers (cost $830,829,289)	$ 1,210,317,633
Fidelity Central Funds (cost $83,497,675)	83,497,675
Total Investments (cost $914,326,964)		$ 1,293,815,308
Receivable for investments sold		16,769,741
Receivable for fund shares sold		3,730,659
Dividends receivable		2,546,354
Distributions receivable from Fidelity Central Funds		6,838
Prepaid expenses		7,761
Other receivables		82,844
Total assets		1,316,959,505

Liabilities
Payable to custodian bank	$ 3,059,738
Payable for investments purchased	3,189,925
Payable for fund shares redeemed	4,817,553
Accrued management fee	593,476
Other affiliated payables	297,660
Other payables and accrued expenses	99,533
Collateral on securities loaned, at value	83,497,675
Total liabilities		95,555,560

Net Assets		$ 1,221,403,945
Net Assets consist of:
Paid in capital		$ 772,816,631
Accumulated net investment loss		(826)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		69,099,810
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		379,488,330
Net Assets, for 18,279,805 shares outstanding		$ 1,221,403,945
Net Asset Value, offering price and redemption price per share ($1,221,403,945 ÷ 18,279,805 shares)		$ 66.82

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 7,026,853
Special dividends		1,407,600
Interest		2,906
Income from Fidelity Central Funds (including $340,817 from security lending )		1,010,006
Total income		9,447,365

Expenses
Management fee	$ 9,235,810
Transfer agent fees	4,136,278
Accounting and security lending fees	601,416
Custodian fees and expenses	63,097
Independent trustees' compensation	6,218
Registration fees	168,802
Audit	42,439
Legal	30,278
Interest	94,738
Miscellaneous	80,281
Total expenses before reductions	14,459,357
Expense reductions	(57,757)	14,401,600
Net investment income (loss)		(4,954,235)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	133,790,934
Foreign currency transactions	18,835
Total net realized gain (loss)		133,809,769
Change in net unrealized appreciation (depreciation) on: Investment securities	(128,698,875)
Assets and liabilities in foreign currencies	(159)
Total change in net unrealized appreciation (depreciation)		(128,699,034)
Net gain (loss)		5,110,735
Net increase (decrease) in net assets resulting from operations		$ 156,500

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Energy Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,954,235)	$ (2,557,504)
Net realized gain (loss)	133,809,769	59,949,764
Change in net unrealized appreciation (depreciation)	(128,699,034)	254,167,467
Net increase (decrease) in net assets resulting from operations	156,500	311,559,727
Distributions to shareholders from net realized gain	(92,210,989)	-
Share transactions Proceeds from sales of shares	1,150,774,571	1,674,189,408
Reinvestment of distributions	88,457,527	-
Cost of shares redeemed	(1,661,826,381)	(1,149,311,141)
Net increase (decrease) in net assets resulting from share transactions	(422,594,283)	524,878,267
Redemption fees	1,976,642	1,385,968
Total increase (decrease) in net assets	(512,672,130)	837,823,962

Net Assets
Beginning of period	1,734,076,075	896,252,113
End of period (including accumulated net investment loss of $826 and accumulated net investment loss of $957, respectively)	$ 1,221,403,945	$ 1,734,076,075
Other Information Shares
Sold	15,753,549	27,015,130
Issued in reinvestment of distributions	1,218,147	-
Redeemed	(24,182,884)	(19,650,559)
Net increase (decrease)	(7,211,188)	7,364,571

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 68.03	$ 49.44	$ 35.65	$ 29.73	$ 30.75
Income from Investment Operations
Net investment income (loss) C	(.21) J	(.12) G	(.20)	(.24)	(.21) F
Net realized and unrealized gain (loss)	3.07	18.64	13.95	6.14	(.85)
Total from investment operations	2.86	18.52	13.75	5.90	(1.06)
Distributions from net realized gain	(4.15)	-	-	-	-
Redemption fees added to paid in capital C	.08	.07	.04	.02	.04
Net asset value, end of period	$ 66.82	$ 68.03	$ 49.44	$ 35.65	$ 29.73
Total Return A,B	3.92%	37.60%	38.68%	19.91%	(3.32)%
Ratios to Average Net Assets D,H
Expenses before reductions	.88%	.94%	.98%	1.14%	1.15%
Expenses net of fee waivers, if any	.88%	.94%	.98%	1.14%	1.15%
Expenses net of all reductions	.88%	.91%	.96%	1.13%	1.12%
Net investment income (loss)	(.30)% J	(.21)% G	(.53)%	(.79)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,221,404	$ 1,734,076	$ 896,252	$ 463,384	$ 455,122
Portfolio turnover rate E	92%	58%	34%	23%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Investment income reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39%).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Gas Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Natural Gas Portfolio	10.43%	22.32%	15.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Natural Gas Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Natural Gas Portfolio

Management's Discussion of Fund Performance

Comments from James McElligott, Portfolio Manager of Fidelity® Select Natural Gas Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year, the fund was up 10.43%, compared with a gain of 12.10% for its new benchmark, the Standard & Poor's® Custom Natural Gas Index, and an advance of 12.22% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the S&P® Custom index mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. For the first seven months of the period, a time when the spot price for natural gas was falling due to overabundant supply and slack demand, the fund lagged the Goldman Sachs benchmark. The shortfall was mainly the result of unfavorable market selection. An overweighting in the oil and gas exploration and production (E&P) segment had a negative impact on relative performance, as did a lack of exposure to strong performing groups outside the fund's focus, such as integrated oil/gas and diversified metals/mining. Solid stock selection in the steel industry offset some of these negatives, however. Among individual holdings that detracted, large stakes in E&P firms Quicksilver Resources, Canadian Natural Resources and Ultra Petroleum hurt, along with a big position in refiner Valero Energy. Having only a small position in integrated energy giant Chevron also detracted. Conversely, big stakes in Plains Exploration & Production, Kerr-McGee and Range Resources, strong performers in the E&P space, helped offset some of the negative performance during the period's first seven months. For the year's final five months, natural gas prices began to rebound, driven by increasing winter fuel demand and a drawdown of excess inventories. As prices regained ground, much of what didn't work during the earlier part of the year began to perform far better. The fund easily outdistanced the S&P Custom index during this five-month period, with stocks that had lagged earlier in the year - such as Quicksilver Resources and Valero Energy - registering as strong contributors. Many of the stocks that had done well in the earlier period - such as Range Resources and Oregon Steel - also contributed to the fund's relative performance in the latter part of the 12-month period. Having virtually no representation in various large index-component utilities - such as Duke Energy, Sempra Energy and Dominion Resources - detracted. Several stocks mentioned in this discussion were no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the Standard & Poor's Custom Natural Gas Index, which returned 9.37% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and Standard & Poor's) returned 12.22%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Natural Gas Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Quicksilver Resources, Inc.	11.7	7.1
Range Resources Corp.	10.8	8.8
Valero Energy Corp.	9.7	7.7
Ultra Petroleum Corp.	5.7	3.8
Plains Exploration & Production Co.	4.4	8.3
EOG Resources, Inc.	4.0	2.6
GlobalSantaFe Corp.	4.0	2.6
Noble Energy, Inc.	3.5	2.5
XTO Energy, Inc.	3.4	2.5
Transocean, Inc.	2.4	0.0
	59.6
Top Industries (% of fund's net assets)
As of February 28, 2007
Oil, Gas & Consumable Fuels	77.4%
Energy Equipment & Services	19.1%
Gas Utilities	0.9%
Electrical Equipment	0.5%
Metals & Mining	0.4%
All Others*	1.7%

As of August 31, 2006
Oil, Gas & Consumable Fuels	73.0%
Energy Equipment & Services	21.6%
Metals & Mining	1.5%
Independent Power Producers & Energy Traders	0.9%
Machinery	0.8%
All Others*	2.2%

* Includes short-term investments and net other assets.

Annual Report

Select Natural Gas Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
ELECTRICAL EQUIPMENT - 0.5%
Heavy Electrical Equipment - 0.5%
Suzlon Energy Ltd.	10,000	$ 236,403
Vestas Wind Systems AS (a)	96,300	4,498,002
		4,734,405
ENERGY EQUIPMENT & SERVICES - 19.1%
Oil & Gas Drilling - 14.0%
Diamond Offshore Drilling, Inc.	244,700	19,042,554
ENSCO International, Inc.	380,100	19,046,811
GlobalSantaFe Corp.	703,400	40,536,942
Helmerich & Payne, Inc.	277,600	7,550,720
Nabors Industries Ltd. (a)	50,000	1,498,000
Pride International, Inc. (a)	680,200	19,589,760
Rowan Companies, Inc.	378,500	11,593,455
Transocean, Inc. (a)	326,300	25,020,684
		143,878,926
Oil & Gas Equipment & Services - 5.1%
Baker Hughes, Inc.	17,500	1,139,425
Cameron International Corp. (a)	249,600	14,149,824
Complete Production Services, Inc.	28,100	539,801
Grant Prideco, Inc. (a)	63,700	2,765,217
National Oilwell Varco, Inc. (a)	111,928	7,794,666
Schlumberger Ltd. (NY Shares)	8,700	546,360
Smith International, Inc.	295,290	12,106,890
W-H Energy Services, Inc. (a)	122,100	5,128,200
Weatherford International Ltd. (a)	191,800	7,700,770
		51,871,153
TOTAL ENERGY EQUIPMENT & SERVICES		195,750,079
GAS UTILITIES - 0.9%
Gas Utilities - 0.9%
AGL Resources, Inc.	50,000	2,036,500
Energen Corp.	84,500	4,096,560
Equitable Resources, Inc.	72,200	3,080,774
		9,213,834
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
Independent Power Producers & Energy Traders - 0.4%
Canadian Hydro Developers, Inc. (a)	272,800	1,471,821
Dynegy, Inc. Class A (a)	320,200	2,628,842
		4,100,663
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
McDermott International, Inc. (a)	77,900	3,754,780
METALS & MINING - 0.4%
Diversified Metals & Mining - 0.4%
Ivanhoe Mines Ltd. (a)	50,000	506,605
Titanium Metals Corp.	120,600	4,208,940
		4,715,545

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 77.4%
Coal & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	213,400	$ 3,079,362
Arch Coal, Inc.	68,700	2,139,318
Cameco Corp.	51,300	1,897,076
CONSOL Energy, Inc.	132,600	4,729,842
Evergreen Energy, Inc. (a)(d)	1,165,400	9,148,390
International Coal Group, Inc. (a)(d)	1,485,800	7,592,438
Peabody Energy Corp.	157,500	6,363,000
		34,949,426
Integrated Oil & Gas - 0.8%
OAO Gazprom sponsored ADR	150,000	6,075,000
Petroleo Brasileiro SA Petrobras sponsored ADR	26,200	2,368,480
		8,443,480
Oil & Gas Exploration & Production - 58.2%
Apache Corp.	205,400	14,076,062
Aurora Oil & Gas Corp. (a)	3,847,053	9,463,750
Cabot Oil & Gas Corp.	310,300	20,963,868
Canadian Natural Resources Ltd.	152,800	7,672,989
Chesapeake Energy Corp. (d)	797,200	24,306,628
Denbury Resources, Inc. (a)	8,100	233,604
EOG Resources, Inc.	602,600	40,820,124
Forest Oil Corp. (a)	291,300	9,292,470
GMX Resources, Inc. (a)	27,700	898,865
Goodrich Petroleum Corp.	132,800	4,543,088
Mariner Energy, Inc. (a)	280,689	5,192,747
Newfield Exploration Co. (a)	498,400	21,540,848
Noble Energy, Inc. (d)	631,200	36,338,184
Petrohawk Energy Corp. (a)	349,100	4,178,727
Plains Exploration & Production Co. (a)	999,100	45,588,933
Quicksilver Resources, Inc. (a)(d)	3,104,566	119,743,110
Range Resources Corp.	3,467,100	110,704,503
Southwestern Energy Co. (a)	616,100	24,027,900
Talisman Energy, Inc.	296,700	5,116,873
Ultra Petroleum Corp. (a)	1,143,100	58,080,911
XTO Energy, Inc.	667,200	34,467,552
		597,251,736
Oil & Gas Refining & Marketing - 13.3%
Petroplus Holdings AG	25,390	1,770,790
Tesoro Corp.	242,600	22,110,564
Valero Energy Corp.	1,726,000	99,503,900
Western Refining, Inc.	434,600	12,564,286
		135,949,540
Oil & Gas Storage & Transport - 1.7%
Boardwalk Pipeline Partners, LP	146,000	5,358,200
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Targa Resources Partners LP	133,800	$ 3,224,580
Williams Partners LP	192,400	8,311,680
		16,894,460
TOTAL OIL, GAS & CONSUMABLE FUELS		793,488,642
TOTAL COMMON STOCKS (Cost $811,948,061)		1,015,757,948
Money Market Funds - 6.8%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $69,842,700)	69,842,700	69,842,700
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $881,790,761)	1,085,600,648
NET OTHER ASSETS - (5.9)%	(60,011,407)
NET ASSETS - 100%	$ 1,025,589,241
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 579,847
Fidelity Securities Lending Cash Central Fund	556,329
Total	$ 1,136,176
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.7%
Canada	7.3%
Cayman Islands	4.0%
Others (individually less than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $68,288,581) - See accompanying schedule: Unaffiliated issuers (cost $811,948,061)	$ 1,015,757,948
Fidelity Central Funds (cost $69,842,700)	69,842,700
Total Investments (cost $881,790,761)		$ 1,085,600,648
Receivable for investments sold		17,295,682
Receivable for fund shares sold		3,055,987
Dividends receivable		1,375,770
Distributions receivable from Fidelity Central Funds		44,274
Prepaid expenses		5,771
Other receivables		53,775
Total assets		1,107,431,907

Liabilities
Payable to custodian bank	$ 3,534,743
Payable for investments purchased	2,850,600
Payable for fund shares redeemed	4,755,970
Accrued management fee	499,163
Other affiliated payables	263,838
Other payables and accrued expenses	95,652
Collateral on securities loaned, at value	69,842,700
Total liabilities		81,842,666

Net Assets		$ 1,025,589,241
Net Assets consist of:
Paid in capital		$ 746,046,544
Undistributed net investment income		88,807
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		75,644,003
Net unrealized appreciation (depreciation) on investments		203,809,887
Net Assets, for 25,894,788 shares outstanding		$ 1,025,589,241
Net Asset Value, offering price and redemption price per share ($1,025,589,241 ÷ 25,894,788 shares)		$ 39.61

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 6,269,658
Special dividends		3,035,499
Interest		910
Income from Fidelity Central Funds (including $556,329 from security lending)		1,136,176
Total income		10,442,243

Expenses
Management fee	$ 7,280,517
Transfer agent fees	3,497,688
Accounting and security lending fees	497,697
Custodian fees and expenses	61,565
Independent trustees' compensation	4,920
Registration fees	74,274
Audit	40,753
Legal	26,508
Interest	63,073
Miscellaneous	74,255
Total expenses before reductions	11,621,250
Expense reductions	(72,510)	11,548,740
Net investment income (loss)		(1,106,497)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	143,278,991
Foreign currency transactions	(42,488)
Total net realized gain (loss)		143,236,503
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,830,246)
Assets and liabilities in foreign currencies	1,700
Total change in net unrealized appreciation (depreciation)		(35,828,546)
Net gain (loss)		107,407,957
Net increase (decrease) in net assets resulting from operations		$ 106,301,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,106,497)	$ (3,363,919)
Net realized gain (loss)	143,236,503	165,345,128
Change in net unrealized appreciation (depreciation)	(35,828,546)	100,302,804
Net increase (decrease) in net assets resulting from operations	106,301,460	262,284,013
Distributions to shareholders from net realized gain	(105,118,798)	(152,139,802)
Share transactions Proceeds from sales of shares	573,033,635	1,819,254,857
Reinvestment of distributions	100,548,446	145,498,281
Cost of shares redeemed	(1,205,228,167)	(1,468,412,444)
Net increase (decrease) in net assets resulting from share transactions	(531,646,086)	496,340,694
Redemption fees	473,958	1,555,343
Total increase (decrease) in net assets	(529,989,466)	608,040,248

Net Assets
Beginning of period	1,555,578,707	947,538,459
End of period (including undistributed net investment income of $88,807 and distributions in excess of net investment income of $79, respectively)	$ 1,025,589,241	$ 1,555,578,707
Other Information Shares
Sold	14,468,811	48,076,717
Issued in reinvestment of distributions	2,485,813	4,018,204
Redeemed	(31,092,157)	(39,599,586)
Net increase (decrease)	(14,137,533)	12,495,335

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 38.86	$ 34.41	$ 23.00	$ 17.42	$ 17.91
Income from Investment Operations
Net investment income (loss) C	(.03) H	(.09)	.01	(.09)	.05
Net realized and unrealized gain (loss)	4.08	8.58	11.83	5.65	(.45)
Total from investment operations	4.05	8.49	11.84	5.56	(.40)
Distributions from net investment income	-	-	(.02)	-	(.10)
Distributions from net realized gain	(3.31)	(4.08)	(.44)	-	-
Total distributions	(3.31)	(4.08)	(.46)	-	(.10)
Redemption fees added to paid in capital C	.01	.04	.03	.02	.01
Net asset value, end of period	$ 39.61	$ 38.86	$ 34.41	$ 23.00	$ 17.42
Total Return A,B	10.43%	26.28%	52.01%	32.03%	(2.17)%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.95%	.98%	1.21%	1.30%
Expenses net of fee waivers, if any	.90%	.95%	.98%	1.21%	1.30%
Expenses net of all reductions	.89%	.88%	.94%	1.14%	1.24%
Net investment income (loss)	(.09)% H	(.24)%	.02%	(.46)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,025,589	$ 1,555,579	$ 947,538	$ 224,475	$ 163,005
Portfolio turnover rate E	59%	148%	190%	171%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Investment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.32%).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Resources Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of FundA
Select Natural Resources Portfolio	15.18%	19.99%	13.70%

A From March 3, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Natural Resources Portfolio on March 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Natural Resources Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Select Natural Resources Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months that ended February 28, 2007, the fund returned 15.18%, outperforming both the Goldman Sachs® Natural Resources Index, which returned 11.29%, and the S&P 500. A number of non-index investments were key to the fund's strong showing, including several positions in fertilizer manufacturers - Mosaic, Terra Nitrogen and CF Industries - that benefited from higher corn production and, consequently, higher fertilizer demand to treat additional corn acreage. Steel producers also performed well, with Oregon Steel Mills moving up in response to increased demand for pipe used in energy infrastructure as well as favorable reaction to a buyout announcement. Elsewhere, alternative energy plays contributed to performance relative to the index. For instance, titanium manufacturers Titanium Metals, Allegheny Technologies and RTI International Metals supply the aircraft industry with a lighter, stronger alternative to steel, which reduces aircraft weight and improves fuel efficiency. Danish wind turbine manufacturer Vestas Wind Systems, an out-of-index position, benefited from investors' increased interest in alternative energy as well. In other areas, underweighting or not owning commodity-price-sensitive integrated oil companies BP and Petro-Canada helped, while several undervalued investments in the exploration and production (E&P) space, such as Range Resources and Cabot Oil & Gas, also contributed. On the other hand, the fund suffered some disappointments, including its underexposure to some index-component metals and mining stocks that performed very well, including copper producers Phelps Dodge and Southern Copper, as well as Canadian nickel miner Inco. Overweighting gold producer Newmont Mining, which struggled, also hurt. Among the large, more-defensive integrated oil companies, underweighting or not owning Exxon Mobil, Chevron and Marathon Oil detracted. Energy services giant Halliburton hurt performance on weakness in several business lines, while driller Pride International stumbled when capacity growth in its key Gulf of Mexico market weakened. Several stocks mentioned in this discussion were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Natural Resources Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
ConocoPhillips	6.1	3.9
Valero Energy Corp.	5.8	3.6
GlobalSantaFe Corp.	4.7	4.0
Schlumberger Ltd. (NY Shares)	4.2	4.5
National Oilwell Varco, Inc.	3.3	3.5
Alcoa, Inc.	3.2	3.3
Range Resources Corp.	3.1	2.3
Cabot Oil & Gas Corp.	2.7	0.8
Chesapeake Energy Corp.	2.7	3.0
Smith International, Inc.	2.7	3.3
	38.5
Top Industries (% of fund's net assets)
As of February 28, 2007
Oil, Gas & Consumable Fuels	48.1%
Energy Equipment & Services	27.6%
Metals & Mining	12.0%
Chemicals	2.6%
Paper & Forest Products	2.1%
All Others*	7.6%

As of August 31, 2006
Oil, Gas & Consumable Fuels	41.5%
Energy Equipment & Services	30.6%
Metals & Mining	14.9%
Machinery	2.4%
Chemicals	1.9%
All Others*	8.7%

* Includes short-term investments and net other assets.

Annual Report

Select Natural Resources Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CHEMICALS - 2.6%
Commodity Chemicals - 0.4%
Celanese Corp. Class A	35,600	$ 1,017,448
Formosa Chemicals & Fibre Corp.	1,255,830	2,424,060
Georgia Gulf Corp.	20,650	396,067
Tokai Carbon Co. Ltd.	22,000	180,288
		4,017,863
Diversified Chemicals - 0.3%
Ashland, Inc.	44,400	2,911,752
Fertilizers & Agricultural Chemicals - 1.7%
Agrium, Inc.	61,600	2,364,349
Terra Nitrogen Co. LP	81,101	3,645,490
The Mosaic Co.	385,600	9,809,664
		15,819,503
Specialty Chemicals - 0.2%
Tokuyama Corp.	120,000	2,070,186
TOTAL CHEMICALS		24,819,304
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Clean Harbors, Inc. (a)	7,200	363,672
CONSTRUCTION & ENGINEERING - 1.6%
Construction & Engineering - 1.6%
Chicago Bridge & Iron Co. NV (NY Shares)	330,800	9,834,684
Fluor Corp.	29,600	2,500,312
Infrasource Services, Inc. (a)	58,700	1,439,324
Jacobs Engineering Group, Inc. (a)	12,600	1,138,284
		14,912,604
CONTAINERS & PACKAGING - 0.7%
Metal & Glass Containers - 0.0%
Owens-Illinois, Inc.	8,900	211,464
Paper Packaging - 0.7%
Smurfit-Stone Container Corp.	252,300	3,113,382
Temple-Inland, Inc.	59,900	3,582,020
		6,695,402
TOTAL CONTAINERS & PACKAGING		6,906,866
ELECTRICAL EQUIPMENT - 1.9%
Electrical Components & Equipment - 0.5%
Q-Cells AG (d)	48,300	2,880,136
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	48,100	1,743,625
		4,623,761
Heavy Electrical Equipment - 1.4%
Areva (investment certificates)(non-vtg.)	100	89,591

	Shares	Value
Suzlon Energy Ltd.	60,000	$ 1,418,417
Vestas Wind Systems AS (a)	263,200	12,293,605
		13,801,613
TOTAL ELECTRICAL EQUIPMENT		18,425,374
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)(d)	34,700	2,242,314
ENERGY EQUIPMENT & SERVICES - 27.6%
Oil & Gas Drilling - 11.2%
Diamond Offshore Drilling, Inc.	144,700	11,260,554
GlobalSantaFe Corp.	783,200	45,135,816
Nabors Industries Ltd. (a)	2,600	77,896
Noble Corp.	239,200	16,796,624
Patterson-UTI Energy, Inc.	50,000	1,114,500
Pride International, Inc. (a)	500,900	14,425,920
Rowan Companies, Inc.	1,000	30,630
TODCO Class A (a)	1,400	47,712
Transocean, Inc. (a)	243,300	18,656,244
		107,545,896
Oil & Gas Equipment & Services - 16.4%
Baker Hughes, Inc.	178,290	11,608,462
Cameron International Corp. (a)	107,600	6,099,844
FMC Technologies, Inc. (a)	2,300	151,294
Global Industries Ltd. (a)	4,900	72,324
Grant Prideco, Inc. (a)	13,700	594,717
Halliburton Co.	724,500	22,372,560
Hanover Compressor Co. (a)	126,000	2,765,700
Hydril Co. (a)	1,200	114,180
Key Energy Services, Inc. (a)	183,500	3,027,750
National Oilwell Varco, Inc. (a)	445,611	31,032,350
Oceaneering International, Inc. (a)	14,300	563,992
Oil States International, Inc. (a)	4,400	129,140
Saipem Spa	4,500	121,841
Schlumberger Ltd. (NY Shares)	636,152	39,950,346
Smith International, Inc.	625,500	25,645,500
W-H Energy Services, Inc. (a)	52,800	2,217,600
Weatherford International Ltd. (a)	259,390	10,414,509
		156,882,109
TOTAL ENERGY EQUIPMENT & SERVICES		264,428,005
FOOD PRODUCTS - 0.6%
Agricultural Products - 0.6%
Archer-Daniels-Midland Co.	3,100	106,578
Corn Products International, Inc.	158,611	5,070,794
Global Bio-Chem Technology Group Co. Ltd.	78,700	21,657
		5,199,029
Common Stocks - continued
	Shares	Value
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	14,700	$ 1,236,858
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.4%
Independent Power Producers & Energy Traders - 1.4%
Dynegy, Inc. Class A (a)	284	2,332
Mirant Corp. (a)	222,800	8,301,528
NRG Energy, Inc.	16,100	1,066,464
TXU Corp.	57,100	3,777,165
		13,147,489
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
McDermott International, Inc. (a)	40,700	1,961,740
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Joy Global, Inc.	90,550	4,014,987
Trinity Industries, Inc.	28,200	1,180,170
		5,195,157
METALS & MINING - 12.0%
Aluminum - 3.2%
Alcan, Inc.	900	46,803
Alcoa, Inc.	908,700	30,359,667
Century Aluminum Co. (a)	1,900	86,507
		30,492,977
Diversified Metals & Mining - 4.1%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,363	78,250
Phelps Dodge Corp.	1,200	149,892
RTI International Metals, Inc. (a)	116,638	10,063,527
Teck Cominco Ltd. Class B (sub. vtg.)	92,600	6,530,416
Titanium Metals Corp.	645,676	22,534,092
		39,356,177
Gold - 4.1%
Eldorado Gold Corp. (a)	535,300	3,194,728
Kinross Gold Corp. (a)	97,967	1,377,092
Meridian Gold, Inc. (a)	697,500	19,131,974
Newmont Mining Corp.	342,200	15,422,954
		39,126,748
Precious Metals & Minerals - 0.6%
Aquarius Platinum Ltd. (United Kingdom)	140,000	3,883,226
Shore Gold, Inc. (a)	221,300	1,447,518
		5,330,744
Steel - 0.0%
Allegheny Technologies, Inc.	900	92,205

	Shares	Value
Arcelor Mittal	3,700	$ 188,182
Hitachi Metals Ltd.	10,000	117,613
		398,000
TOTAL METALS & MINING		114,704,646
OIL, GAS & CONSUMABLE FUELS - 48.1%
Coal & Consumable Fuels - 4.2%
Arch Coal, Inc.	129,200	4,023,288
Cameco Corp.	235,900	8,723,590
CONSOL Energy, Inc.	224,400	8,004,348
Foundation Coal Holdings, Inc. (d)	178,800	5,886,096
Peabody Energy Corp.	326,800	13,202,720
USEC, Inc. (a)	1,600	22,688
		39,862,730
Integrated Oil & Gas - 14.2%
BP PLC sponsored ADR	74,564	4,596,125
Chevron Corp.	57,132	3,919,827
ConocoPhillips	896,430	58,644,447
ENI Spa sponsored ADR (d)	126,100	7,721,103
Exxon Mobil Corp.	36,715	2,631,731
Hess Corp.	184,600	9,793,030
Husky Energy, Inc.	43,800	2,842,478
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	600	64,545
OAO Gazprom sponsored ADR	150,257	6,085,409
Occidental Petroleum Corp.	207,300	9,573,114
OMV AG	61,435	3,430,047
Petroleo Brasileiro SA Petrobras sponsored ADR	97,600	8,823,040
Suncor Energy, Inc.	256,700	18,204,179
		136,329,075
Oil & Gas Exploration & Production - 21.5%
Anadarko Petroleum Corp.	1,800	72,414
Apache Corp.	800	54,824
Aurora Oil & Gas Corp. (a)	35,400	87,084
Cabot Oil & Gas Corp.	388,800	26,267,328
Canadian Natural Resources Ltd.	227,300	11,414,073
Chesapeake Energy Corp. (d)	842,500	25,687,825
Comstock Resources, Inc. (a)	1,300	34,905
Denbury Resources, Inc. (a)	2,300	66,332
Devon Energy Corp.	800	52,568
EnCana Corp.	123,784	6,016,947
EOG Resources, Inc.	267,200	18,100,128
EXCO Resources, Inc.	3,600	62,712
Forest Oil Corp. (a)	39,300	1,253,670
Goodrich Petroleum Corp.	4,300	147,103
Houston Exploration Co. (a)	7,100	372,182
Hugoton Royalty Trust	19,957	485,953
Mariner Energy, Inc. (a)	49,324	912,494
Newfield Exploration Co. (a)	56,800	2,454,896
Nexen, Inc.	103,900	5,956,560
Noble Energy, Inc.	117,800	6,781,746
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Penn West Energy Trust	62,800	$ 1,886,336
Plains Exploration & Production Co. (a)	139,400	6,360,822
Pogo Producing Co.	1,300	62,127
Quicksilver Resources, Inc. (a)	191,950	7,403,512
Range Resources Corp.	934,673	29,844,109
Southwestern Energy Co. (a)	1,800	70,200
Talisman Energy, Inc.	690,300	11,904,879
Ultra Petroleum Corp. (a)	391,300	19,881,953
W&T Offshore, Inc.	41,700	1,251,834
XTO Energy, Inc.	410,900	21,227,094
		206,174,610
Oil & Gas Refining & Marketing - 5.9%
ERG Spa	3,400	84,314
Frontier Oil Corp.	6,000	177,300
Neste Oil Oyj	2,600	83,540
Petroplus Holdings AG	13,390	933,867
Valero Energy Corp.	956,088	55,118,473
Western Refining, Inc.	5,800	167,678
		56,565,172
Oil & Gas Storage & Transport - 2.3%
OMI Corp.	4,400	97,988
TransCanada Corp.	90,600	2,889,470
Williams Companies, Inc.	693,400	18,700,998
		21,688,456
TOTAL OIL, GAS & CONSUMABLE FUELS		460,620,043
PAPER & FOREST PRODUCTS - 2.1%
Forest Products - 1.8%
Sino-Forest Corp. (a)	823,900	6,734,628
Weyerhaeuser Co. (d)	129,200	11,094,404
		17,829,032
Paper Products - 0.3%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	48,700	2,613,242
TOTAL PAPER & FOREST PRODUCTS		20,442,274

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Specialized REITs - 0.2%
Plum Creek Timber Co., Inc.	40,100	$ 1,590,366
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
Renewable Energy Corp. AS	2,400	49,497
TOTAL COMMON STOCKS (Cost $777,249,147)		956,245,238
Money Market Funds - 4.7%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $45,354,998)	45,354,998	45,354,998
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $822,604,145)	1,001,600,236
NET OTHER ASSETS - (4.5)%	(43,157,551)
NET ASSETS - 100%	$ 958,442,685
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 684,934
Fidelity Securities Lending Cash Central Fund	150,840
Total	$ 835,774
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.9%
Canada	13.8%
Cayman Islands	6.7%
Netherlands Antilles	4.2%
Denmark	1.3%
Brazil	1.2%
Netherlands	1.0%
Others (individually less than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $44,550,283) - See accompanying schedule: Unaffiliated issuers (cost $777,249,147)	$ 956,245,238
Fidelity Central Funds (cost $45,354,998)	45,354,998
Total Investments (cost $822,604,145)		$ 1,001,600,236
Receivable for investments sold		2,470,172
Receivable for fund shares sold		5,841,270
Dividends receivable		1,526,819
Distributions receivable from Fidelity Central Funds		31,001
Prepaid expenses		4,992
Other receivables		11,500
Total assets		1,011,485,990

Liabilities
Payable to custodian bank	$ 1,571,335
Payable for investments purchased	1,166,637
Payable for fund shares redeemed	4,157,843
Accrued management fee	456,365
Other affiliated payables	248,284
Other payables and accrued expenses	87,843
Collateral on securities loaned, at value	45,354,998
Total liabilities		53,043,305

Net Assets		$ 958,442,685
Net Assets consist of:
Paid in capital		$ 748,588,450
Undistributed net investment income		907,896
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,950,461
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		178,995,878
Net Assets, for 33,335,756 shares outstanding		$ 958,442,685
Net Asset Value, offering price and redemption price per share ($958,442,685 ÷ 33,335,756 shares)		$ 28.75

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 12,458,072
Interest		10,528
Income from Fidelity Central Funds (including $150,840 from security lending)		835,774
Total income		13,304,374

Expenses
Management fee	$ 6,120,653
Transfer agent fees	3,073,463
Accounting and security lending fees	416,923
Custodian fees and expenses	102,870
Independent trustees' compensation	3,861
Registration fees	166,694
Audit	39,365
Legal	18,277
Interest	80,574
Miscellaneous	56,975
Total expenses before reductions	10,079,655
Expense reductions	(102,495)	9,977,160
Net investment income (loss)		3,327,214
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,338,102
Foreign currency transactions	(11,891)
Total net realized gain (loss)		45,326,211
Change in net unrealized appreciation (depreciation) on: Investment securities	27,993,797
Assets and liabilities in foreign currencies	(5,290)
Total change in net unrealized appreciation (depreciation)		27,988,507
Net gain (loss)		73,314,718
Net increase (decrease) in net assets resulting from operations		$ 76,641,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,327,214	$ 1,106,763
Net realized gain (loss)	45,326,211	43,520,153
Change in net unrealized appreciation (depreciation)	27,988,507	95,731,911
Net increase (decrease) in net assets resulting from operations	76,641,932	140,358,827
Distributions to shareholders from net investment income	(2,640,805)	(980,210)
Distributions to shareholders from net realized gain	(34,829,928)	(22,978,849)
Total distributions	(37,470,733)	(23,959,059)
Share transactions Proceeds from sales of shares	1,116,394,207	885,245,672
Reinvestment of distributions	36,219,564	23,245,108
Cost of shares redeemed	(1,114,690,019)	(453,189,533)
Net increase (decrease) in net assets resulting from share transactions	37,923,752	455,301,247
Redemption fees	508,195	443,375
Total increase (decrease) in net assets	77,603,146	572,144,390

Net Assets
Beginning of period	880,839,539	308,695,149
End of period (including undistributed net investment income of $907,896 and undistributed net investment income of $367,985, respectively)	$ 958,442,685	$ 880,839,539
Other Information Shares
Sold	40,071,811	37,984,838
Issued in reinvestment of distributions	1,283,333	995,604
Redeemed	(42,071,305)	(20,310,503)
Net increase (decrease)	(716,161)	18,669,939

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.87	$ 20.07	$ 14.90	$ 11.04	$ 12.78
Income from Investment Operations
Net investment income (loss) C	.08	.05	.09	.03	- H
Net realized and unrealized gain (loss)	3.81	6.72	5.42	3.82	(1.73)
Total from investment operations	3.89	6.77	5.51	3.85	(1.73)
Distributions from net investment income	(.07)	(.04)	(.07)	-	(.02)
Distributions from net realized gain	(.95)	(.95)	(.28)	-	-
Total distributions	(1.02)	(.99)	(.35)	-	(.02)
Redemption fees added to paid in capital C	.01	.02	.01	.01	.01
Net asset value, end of period	$ 28.75	$ 25.87	$ 20.07	$ 14.90	$ 11.04
Total Return A,B	15.18%	34.50%	37.51%	34.96%	(13.48)%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.99%	1.04%	1.59%	1.75%
Expenses net of fee waivers, if any	.93%	.99%	1.04%	1.59%	1.75%
Expenses net of all reductions	.92%	.93%	1.00%	1.59%	1.72%
Net investment income (loss)	.31%	.21%	.55%	.24%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 958,443	$ 880,840	$ 308,695	$ 76,778	$ 27,198
Portfolio turnover rate E	116%	119%	101%	32%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio, (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period each Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 each Fund eliminated hourly NAV calculation.

Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Energy Portfolio	$ 1,699,304,467	$ 465,455,373	$ (23,870,639)	$ 441,584,734
Energy Service Portfolio	918,355,835	383,824,522	(8,365,049)	375,459,473
Natural Gas Portfolio	885,900,160	222,980,345	(23,279,857)	199,700,488
Natural Resources Portfolio	824,295,488	192,881,852	(15,577,104)	177,304,748
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Energy Portfolio	$ 1,923,334	$ 33,788,457
Energy Service Portfolio	-	34,784,878
Natural Gas Portfolio	-	44,793,880
Natural Resources Portfolio	465,264	21,732,833

The tax character of distributions paid was as follows:

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 78,563,119	$ 152,938,430	$ 231,501,549
Energy Service Portfolio	2,760,766	89,450,223	92,210,989
Natural Gas Portfolio	25,399,488	79,719,310	105,118,798
Natural Resources Portfolio	13,833,491	23,637,242	37,470,733
February 28, 2006
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 43,006,359	$ 68,709,820	$ 111,716,179
Natural Gas Portfolio	57,454,659	94,685,143	152,139,802
Natural Resources Portfolio	10,307,159	13,651,900	23,959,059

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	2,572,388,862	3,106,648,536
Energy Service Portfolio	1,496,634,645	2,020,348,758
Natural Gas Portfolio	769,367,907	1,403,755,318
Natural Resources Portfolio	1,247,988,772	1,243,492,738

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.27%
Energy Service Portfolio	.25%
Natural Gas Portfolio	.27%
Natural Resources Portfolio	.28%

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Funds to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Energy Portfolio	$ 22,125
Energy Service Portfolio	19,365
Natural Gas Portfolio	21,690
Natural Resources Portfolio	10,515

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 7,298
Energy Service Portfolio	764
Natural Gas Portfolio	3,933
Natural Resources Portfolio	4,591

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 11,154,579	5.29%	$ 62,322
Energy Service Portfolio	Borrower	$ 13,354,959	5.21%	$ 94,738
Natural Gas Portfolio	Borrower	$ 6,394,364	5.26%	$ 61,656
Natural Resources Portfolio	Borrower	$ 14,412,919	5.32%	$ 78,860

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Energy Portfolio	$ 6,904
Energy Service Portfolio	4,601
Natural Gas Portfolio	3,827
Natural Resources Portfolio	2,782

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities.

Annual Report

8. Security Lending - continued

Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Energy Portfolio	$ 11,451,000	5.50%
Natural Gas Portfolio	$ 3,091,667	5.51%
Natural Resources Portfolio	$ 5,546,000	5.56%

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Energy Portfolio	$ 42,967	$ -	$ 34,473
Energy Service Portfolio	14,173	-	17,927
Natural Gas Portfolio	26,835	1,645	21,231
Natural Resources Portfolio	54,835	-	32,876

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio(funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007
Assistant Secretary of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Energy Portfolio, Select Energy Service Portfolio, Select Natural Gas Portfolio, and Select Natural Resources Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Energy Portfolio	04/16/07	04/13/07	$0.05	$0.80
Energy Service Portfolio	04/16/07	04/13/07		$1.90
Natural Gas Portfolio	04/16/07	04/13/07		$1.74
Natural Resources Portfolio	04/16/07	04/13/07	$0.02	$0.62

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Energy Portfolio	$168,444,694
Energy Service Portfolio	$125,380,486
Natural Gas Portfolio	$103,501,020
Natural Resources Portfolio	$ 38,232,628

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Energy Portfolio
April 2006	3%
December 2006	100%
Energy Services Portfolio
April 2006	100%
Natural Gas Portfolio
April 2006	5%
December 2006	26%
Natural Resources Portfolio
April 2006	7%
December 2006	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Energy Portfolio
April 2006	4%
December 2006	100%
Energy Services Portfolio
April 2006	100%
Natural Gas Portfolio
April 2006	5%
December 2006	34%
Natural Resources Portfolio
April 2006	9%
December 2006	100%

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

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Fidelity®

Select Portfolios®

Utilities Sector

Select Utilities Growth Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to Shareholders	<Click Here>
Performance	<Click Here>
Management's Discussion	<Click Here>
Shareholder Expense Example	<Click Here>
Investment Changes	<Click Here>
Investments	<Click Here>
Financial Statements	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

Utilities Growth aligns with the GICS Utilities Sector and is now benchmarked to the MSCI US Investable Market Utilities Index, generally emphasizing power and gas utilities and not telephone companies and telecommunications utilities.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Annual Report

Select Utilities Growth Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth Portfolio	26.95%	12.95%	9.50%

Prior to October 1, 2006, Select Utilities Growth Portfolio operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Utilities Growth Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Utilities Growth Portfolio

Management's Discussion of Fund Performance

Comments from Douglas Simmons, who became Portfolio Manager of Fidelity® Select Utilities Growth Fund on October 2, 2006

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund returned 26.95%, outperforming the 22.80% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index and the 24.17% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund also outpaced the S&P 500. The main contributor to the fund's outperformance of the Goldman Sachs index during the first seven months was positive security selection in and an overweighting of the integrated telecommunication services industry. An underweighting of and good stock picks in broadcasting and cable TV also helped. The principal detractor during that period was poor security selection in wireless telecom services and multi-utilities. Top performers included not owning broadcasting/cable TV provider and index component NTL, as well as investments in BellSouth, Qwest Communications and Level 3 Communications. Sprint Nextel, New Jersey-based electric utility Public Service Enterprise Group and Internet telecommunication services provider Vonage were detractors. During the last five months of the period, the fund slightly outperformed its new MSCI Utilities index due to strong security selection in electric utilities as well as positive stock selection in and an underweighting of multi-utilities stocks. Performance was held back by the fund's average cash position - which hurt returns in an up market - and declines among residual holdings in the telecommunications area that were acquired prior to the fund's restructuring on October 1, 2006, and which were not part of the new benchmark. Contributors during this time frame included independent power producer Constellation Energy Group, not owning electric utility and major index component Southern Company, and holdings in electric utilities FPL Group and Entergy. Oil and gas storage and transport company Spectra Energy detracted, as did a residual holding in Level 3 Communications and not owning independent power producer and index component Mirant. The telecom stocks mentioned here are no longer in the fund.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Utilities Index, which returned 8.34% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Utilities Index, which returned 14.61% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 24.17%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Utilities Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Actual	$ 1,000.00	$ 1,162.30	$ 4.83
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.33	$ 4.51

* Expenses are equal to the Fund's annualized expense ratio of .90%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Utilities Growth Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	7.2	5.3
Constellation Energy Group, Inc.	6.1	0.0
Entergy Corp.	5.8	4.4
Sempra Energy	4.8	2.1
AES Corp.	4.6	3.7
TXU Corp.	4.6	4.8
Public Service Enterprise Group, Inc.	4.3	3.3
FPL Group, Inc.	4.3	4.6
Duke Energy Corp.	4.0	2.4
FirstEnergy Corp.	3.8	0.3
	49.5
Top Industries (% of fund's net assets)
As of February 28, 2007
Electric Utilities	45.7%
Multi-Utilities	23.0%
Independent Power Producers & Energy Traders	17.8%
Oil, Gas & Consumable Fuels	3.7%
Gas Utilities	3.1%
All Others*	6.7%

As of August 31, 2006
Diversified Telecommunication Services	40.2%
Electric Utilities	22.7%
Wireless Telecommunication Services	12.2%
Multi-Utilities	10.9%
Independent Power Producers & Energy Traders	10.3%
All Others*	3.7%

* Includes short-term investments and net other assets.

Annual Report

Select Utilities Growth Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
ELECTRIC UTILITIES - 45.7%
Electric Utilities - 45.7%
Allegheny Energy, Inc. (a)	261,000	$ 12,329,640
American Electric Power Co., Inc.	677,000	30,370,220
DPL, Inc.	590,900	17,827,453
Duke Energy Corp.	1,607,000	31,641,830
Edison International	306,900	14,399,748
Entergy Corp.	466,700	46,063,290
Exelon Corp.	866,900	57,154,717
FirstEnergy Corp.	489,100	30,602,987
FPL Group, Inc.	579,700	34,242,879
Great Plains Energy, Inc.	80,500	2,502,745
ITC Holdings Corp.	51,400	2,256,974
Northeast Utilities	622,000	18,075,320
Pepco Holdings, Inc.	365,900	9,740,258
Pinnacle West Capital Corp.	85,200	4,040,184
PPL Corp.	457,400	17,390,348
Progress Energy, Inc.	257,300	12,571,678
Reliant Energy, Inc. (a)	435,400	7,362,614
Sierra Pacific Resources (a)	871,900	15,136,184
		363,709,069
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Itron, Inc. (a)	33,700	2,177,694
GAS UTILITIES - 3.1%
Gas Utilities - 3.1%
Equitable Resources, Inc.	167,600	7,151,492
ONEOK, Inc.	101,500	4,228,490
Questar Corp.	95,900	8,069,026
Southern Union Co. (d)	181,600	5,320,880
		24,769,888
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 17.8%
Independent Power Producers & Energy Traders - 17.8%
AES Corp. (a)	1,735,598	37,002,949
Constellation Energy Group, Inc.	612,300	48,169,641
Dynegy, Inc. Class A (a)	193,300	1,586,993
International Power PLC	525,700	3,769,301
NRG Energy, Inc. (d)	222,300	14,725,152
TXU Corp.	551,100	36,455,265
		141,709,301
MULTI-UTILITIES - 23.0%
Multi-Utilities - 23.0%
Alliant Energy Corp.	152,100	6,360,822
Ameren Corp.	181,700	9,490,191
CenterPoint Energy, Inc. (d)	570,100	10,170,584
CMS Energy Corp.	667,116	11,641,174

	Shares	Value
DTE Energy Co. (d)	199,200	$ 9,222,960
Integrys Energy Group, Inc.	55,700	3,104,718
MDU Resources Group, Inc.	284,500	7,519,335
PG&E Corp. (d)	456,800	21,204,656
Public Service Enterprise Group, Inc.	462,400	34,633,760
Puget Energy, Inc.	211,000	5,205,370
SCANA Corp.	95,300	3,976,869
Sempra Energy	633,300	38,029,665
Wisconsin Energy Corp.	457,600	21,941,920
		182,502,024
OIL, GAS & CONSUMABLE FUELS - 3.7%
Coal & Consumable Fuels - 0.6%
Cameco Corp.	140,900	5,210,487
Oil & Gas Storage & Transport - 3.1%
Spectra Energy Corp.	952,700	24,512,971
TOTAL OIL, GAS & CONSUMABLE FUELS		29,723,458
TOTAL COMMON STOCKS (Cost $661,289,928)		744,591,434
Money Market Funds - 11.3%

Fidelity Cash Central Fund, 5.35% (b)	45,773,016	45,773,016
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	44,103,350	44,103,350
TOTAL MONEY MARKET FUNDS (Cost $89,876,366)		89,876,366
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $751,166,294)		834,467,800
NET OTHER ASSETS - (4.9)%		(38,784,970)
NET ASSETS - 100%		$ 795,682,830
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,341,587
Fidelity Securities Lending Cash Central Fund	54,465
Total	$ 1,396,052
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $54,429,916 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $43,140,637) - See accompanying schedule: Unaffiliated issuers (cost $661,289,928)	$ 744,591,434
Fidelity Central Funds (cost $89,876,366)	89,876,366
Total Investments (cost $751,166,294)		$ 834,467,800
Receivable for fund shares sold		6,342,882
Dividends receivable		2,731,065
Distributions receivable from Fidelity Central Funds		234,004
Prepaid expenses		1,464
Other receivables		11,214
Total assets		843,788,429

Liabilities
Payable for fund shares redeemed	3,418,260
Accrued management fee	362,067
Other affiliated payables	175,765
Other payables and accrued expenses	46,157
Collateral on securities loaned, at value	44,103,350
Total liabilities		48,105,599

Net Assets		$ 795,682,830
Net Assets consist of:
Paid in capital		$ 764,578,817
Undistributed net investment income		2,448,226
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(54,645,719)
Net unrealized appreciation (depreciation) on investments		83,301,506
Net Assets, for 13,655,572 shares outstanding		$ 795,682,830
Net Asset Value, offering price and redemption price per share ($795,682,830 ÷ 13,655,572 shares)		$ 58.27

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 12,086,935
Interest		248
Income from Fidelity Central Funds		1,396,052
Total income		13,483,235

Expenses
Management fee	$ 2,689,027
Transfer agent fees	1,336,717
Accounting and security lending fees	201,747
Custodian fees and expenses	18,950
Independent trustees' compensation	1,817
Registration fees	88,241
Audit	36,400
Legal	6,979
Miscellaneous	20,910
Total expenses before reductions	4,400,788
Expense reductions	(15,555)	4,385,233
Net investment income (loss)		9,098,002
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,406,556
Foreign currency transactions	(960)
Total net realized gain (loss)		46,405,596
Change in net unrealized appreciation (depreciation) on investment securities		69,980,819
Net gain (loss)		116,386,415
Net increase (decrease) in net assets resulting from operations		$ 125,484,417

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,098,002	$ 5,521,599
Net realized gain (loss)	46,405,596	62,384,092
Change in net unrealized appreciation (depreciation)	69,980,819	(16,994,242)
Net increase (decrease) in net assets resulting from operations	125,484,417	50,911,449
Distributions to shareholders from net investment income	(7,028,986)	(6,178,163)
Share transactions Proceeds from sales of shares	682,796,377	150,205,440
Reinvestment of distributions	6,723,035	5,869,756
Cost of shares redeemed	(310,802,961)	(227,229,266)
Net increase (decrease) in net assets resulting from share transactions	378,716,451	(71,154,070)
Redemption fees	140,020	60,121
Total increase (decrease) in net assets	497,311,902	(26,360,663)

Net Assets
Beginning of period	298,370,928	324,731,591
End of period (including undistributed net investment income of $2,448,226 and undistributed net investment income of $315,700, respectively)	$ 795,682,830	$ 298,370,928
Other Information Shares
Sold	13,101,641	3,527,344
Issued in reinvestment of distributions	122,956	135,825
Redeemed	(5,993,779)	(5,348,558)
Net increase (decrease)	7,230,818	(1,685,389)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.44	$ 40.04	$ 33.94	$ 24.44	$ 34.32
Income from Investment Operations
Net investment income (loss) C	1.00	.73	.76 F, G	.43	.44
Net realized and unrealized gain (loss)	11.45	6.59	5.95	9.46	(9.85)
Total from investment operations	12.45	7.32	6.71	9.89	(9.41)
Distributions from net investment income	(.64)	(.93)	(.62)	(.40)	(.48)
Redemption fees added to paid in capital C	.02	.01	.01	.01	.01
Net asset value, end of period	$ 58.27	$ 46.44	$ 40.04	$ 33.94	$ 24.44
Total Return A, B	26.95%	18.48%	19.90%	40.71%	(27.55)%
Ratios to Average Net Assets D, H
Expenses before reductions	.93%	.97%	1.02%	1.23%	1.30%
Expenses net of fee waivers, if any	.93%	.97%	1.02%	1.23%	1.30%
Expenses net of all reductions	.93%	.92%	.99%	1.19%	1.17%
Net investment income (loss)	1.93%	1.71%	2.06% F, G	1.44%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 795,683	$ 298,371	$ 324,732	$ 207,044	$ 161,359
Portfolio turnover rate E	107%	101%	51%	76%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.22 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%. GAs a result in the change in the estimate of the return of capital components of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.02 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Utilities Growth Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed,

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 84,309,862
Unrealized depreciation	(1,224,159)
Net unrealized appreciation (depreciation)	83,085,703
Undistributed ordinary income	2,449,536
Capital loss carryforward	(54,429,916)

Cost for federal income tax purposes	$ 751,382,097

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 7,028,986	$ 6,178,163

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $831,729,600 and $493,005,521, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of ..28% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Utilities Growth Portfolio	$ 1,650

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,439 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,039 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $54,465.

9. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $797 and $9,216, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Growth Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Utilities Growth Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Utilities Growth Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Utilities Growth Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Utilities Growth Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Utilities Growth Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Utilities Growth Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Utilities Growth Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005- present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Utilities Growth Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Utilities Growth Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005- present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Select Utilities Growth designates 100% of the dividends distributed in April 2006 and December 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in April 2006 and December 2006, respectively, as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

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Management & Research (Far East) Inc.)

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(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

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Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

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Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SELUTL-UANN-0407
1.813624.102

Fidelity®

Select Portfolios®

Industrials Sector

Select Air Transportation Portfolio

Select Defense and Aerospace Portfolio

Select Environmental Portfolio

Select Industrial Equipment Portfolio

Select Industrials Portfolio (formerly Select Cyclical Industries Portfolio)

Select Transportation Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Industrials Sector
Air Transportation	<Click Here>
Defense and Aerospace	<Click Here>
Environmental	<Click Here>
Industrial Equipment	<Click Here>
Industrials	<Click Here>
Transportation	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Industrials Sector are described in detail below.

Air Transportation

The fund is now benchmarked to the MSCI US Investable Market Transportation Index.

Defense and Aerospace

The fund is now benchmarked to the MSCI US Investable Market Aerospace & Defense Index.

Environmental

The fund is now benchmarked to the MSCI US Investable Market Industrials Index.

Industrial Equipment

The fund is now benchmarked to the MSCI US Investable Market Capital Goods Index.

Industrials (formerly Cyclical Industries)

Shareholders approved narrowing the fund's policies to invest primarily in companies engaged in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The industrials and materials industries are considered subsets of the cyclical industries sector. The fund is now benchmarked to the MSCI US Investable Market Industrials Index.

Transportation

The fund is now benchmarked to the MSCI US Investable Market Transportation Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Air Transportation Portfolio
Actual	$ 1,000.00	$ 1,214.50	$ 5.27
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81
Defense and Aerospace Portfolio
Actual	$ 1,000.00	$ 1,171.80	$ 4.85
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51
Environmental Portfolio
Actual	$ 1,000.00	$ 1,050.70	$ 5.39
HypotheticalA	$ 1,000.00	$ 1,019.54	$ 5.31
Industrial Equipment Portfolio
Actual	$ 1,000.00	$ 1,110.80	$ 4.92
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71
Industrials Portfolio
Actual	$ 1,000.00	$ 1,100.20	$ 5.57 **
HypotheticalA	$ 1,000.00	$ 1,019.49	$ 5.36 **
Transportation Portfolio
Actual	$ 1,000.00	$ 1,156.20	$ 5.29
HypotheticalA	$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Air Transportation Portfolio	.96%
Defense and Aerospace Portfolio	.90%
Environmental Portfolio	1.06%
Industrial Equipment Portfolio	.94%
Industrials Portfolio	1.07% **
Transportation Portfolio	.99%

** If fees effective January 1, 2007 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expense Paid
Industrials Portfolio	1.00%
Actual		$ 5.21
HypotheticalA		$ 5.01

Annual Report

Select Air Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation Portfolio	19.81%	10.29%	15.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Air Transportation Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Select Air Transportation Portfolio

Management's Discussion of Fund Performance

Comments from Andrew Hatem, Portfolio Manager of Fidelity® Select Air Transportation Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year, the fund was up 19.81%, compared with a gain of 6.64% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Transportation Index, and an advance of 10.29% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI index mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund beat the S&P® benchmark. For the first seven months of the review period, the fund outpaced the Goldman Sachs benchmark because of its narrow focus on air transportation-related stocks, which meant that it avoided some of the weaker cyclical industries, such as those involved with the slowing housing market. Although some unfavorable stock selection in the aerospace/defense segment modestly tempered results, good stock picking in the air freight/logistics group more than offset that relative shortfall. Among the notable contributors were Precision Castparts, a maker of complex metal parts for jet engines; defense contractor General Dynamics; and airline US Airways. In the air freight/logistics space, results were helped by a position in Expeditors International of Washington, as well as by timely trading in EGL and C.H. Robinson Worldwide, two other transport companies. Conversely, a handful of poor performers in the airline industry - among them, discount carrier AirTran Holdings; AMR, parent of American Airlines; and UAL, parent of United Airlines - held back performance, as did Hexcel, a supplier of carbon-fiber composites, which struggled when aircraft manufacturer Airbus announced further delays to its next-generation passenger plane, the A380. During the period's final five months, the fund handily beat its new MSCI benchmark, mainly as a result of strong stock selection. Performance was further aided by an overweighting in the resurgent airline sector, where stocks such as UAL and AMR were among the top contributors. Out-of-benchmark holdings in Precision Castparts and Rockwell Collins, two strong performing aerospace and defense companies, also helped, as did our investment in non-index component Titanium Metals, which supplies this strong, lightweight metal to aircraft manufacturers. On the flip side, the fund's lack of any exposure to the robust railroads, trucking and marine transportation groups held back the return modestly. The single biggest drag on relative performance came from the fund's slight underweighting in Continental Airlines, another productive airline stock, while having no stake in railroad companies such as CSX and Union Pacific also detracted.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Transportation Index, which returned 8.37% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 10.29%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Air Transportation Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
FedEx Corp.	8.8	0.8
United Parcel Service, Inc. Class B	7.1	0.0
Rockwell Collins, Inc.	6.8	7.9
Precision Castparts Corp.	6.1	7.6
C.H. Robinson Worldwide, Inc.	6.1	6.0
Expeditors International of Washington, Inc.	5.3	8.9
The Boeing Co.	4.5	5.6
AMR Corp.	4.4	4.9
US Airways Group, Inc.	3.9	3.3
UAL Corp.	3.8	3.8
	56.8
Top Industries (% of fund's net assets)
As of February 28, 2007
Aerospace & Defense	32.5%
Air Freight & Logistics	30.9%
Airlines	24.7%
Industrial Conglomerates	3.6%
Metals & Mining	3.5%
All Others*	4.8%

As of August 31, 2006
Aerospace & Defense	42.8%
Airlines	21.8%
Air Freight & Logistics	21.4%
Metals & Mining	5.0%
Commercial Services & Supplies	3.2%
All Others *	5.8%

* Includes short-term investments and net other assets.

Annual Report

Select Air Transportation Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
AEROSPACE & DEFENSE - 32.5%
Aerospace & Defense - 32.5%
Alliant Techsystems, Inc. (a)	11,300	$ 978,015
BE Aerospace, Inc. (a)	23,400	706,446
Bombardier, Inc. Class B (sub. vtg.)	733,800	2,861,039
General Dynamics Corp.	48,000	3,670,080
Goodrich Corp.	53,000	2,599,650
Hexcel Corp. (a)(d)	123,700	2,234,022
Orbital Sciences Corp. (a)	40,400	799,516
Precision Castparts Corp.	99,500	9,051,515
Raytheon Co.	65,800	3,523,590
Rockwell Collins, Inc.	153,300	10,038,084
Rolls-Royce Group PLC	2,317	22,359
Spirit AeroSystems Holdings, Inc. Class A	132,400	3,907,124
The Boeing Co.	75,900	6,623,793
Triumph Group, Inc.	16,100	863,121
		47,878,354
AIR FREIGHT & LOGISTICS - 30.9%
Air Freight & Logistics - 30.9%
C.H. Robinson Worldwide, Inc. (d)	176,800	9,009,728
EGL, Inc. (a)	40,609	1,429,843
Expeditors International of Washington, Inc.	173,900	7,799,415
FedEx Corp.	113,850	12,999,393
Forward Air Corp.	42,400	1,383,088
Hub Group, Inc. Class A	47,300	1,497,991
United Parcel Service, Inc. Class B	148,400	10,416,196
UTI Worldwide, Inc.	34,600	1,042,844
		45,578,498
AIRLINES - 24.7%
Airlines - 24.7%
AirTran Holdings, Inc. (a)(d)	159,300	1,659,906
Alaska Air Group, Inc. (a)	100	4,100
AMR Corp. (a)(d)	188,000	6,408,920
British Airways PLC ADR (a)(d)	10,600	1,121,480
Continental Airlines, Inc. Class B (a)	107,700	4,264,920
ExpressJet Holdings, Inc. Class A (a)	200	1,446
Frontier Airlines Holdings, Inc. (a)	5	34
JetBlue Airways Corp. (a)(d)	212,942	2,621,316
Pinnacle Airlines Corp. (a)	600	10,770
Republic Airways Holdings, Inc. (a)	67,300	1,333,886
Ryanair Holdings PLC sponsored ADR (a)(d)	27,900	1,251,315
SkyWest, Inc.	16,700	426,685
Southwest Airlines Co.	371,925	5,627,225
UAL Corp. (a)(d)	140,800	5,630,592
US Airways Group, Inc. (a)	109,466	5,723,977
WestJet Airlines Ltd. (a)	21,350	265,609
		36,352,181

	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.8%
Communications Equipment - 1.8%
Harris Corp.	54,600	$ 2,679,768
ENERGY EQUIPMENT & SERVICES - 0.8%
Oil & Gas Drilling - 0.4%
Nabors Industries Ltd. (a)	20,100	602,196
Oil & Gas Equipment & Services - 0.4%
BJ Services Co.	21,300	570,627
TOTAL ENERGY EQUIPMENT & SERVICES		1,172,823
INDUSTRIAL CONGLOMERATES - 3.6%
Industrial Conglomerates - 3.6%
Textron, Inc.	58,000	5,352,820
METALS & MINING - 3.5%
Diversified Metals & Mining - 2.9%
Titanium Metals Corp. (d)	121,300	4,233,370
Steel - 0.6%
Carpenter Technology Corp.	7,300	865,415
TOTAL METALS & MINING		5,098,785
OIL, GAS & CONSUMABLE FUELS - 1.8%
Integrated Oil & Gas - 0.3%
ConocoPhillips	6,500	425,230
Oil & Gas Exploration & Production - 1.0%
Noble Energy, Inc.	13,700	788,709
Ultra Petroleum Corp. (a)	12,700	645,287
		1,433,996
Oil & Gas Refining & Marketing - 0.5%
Valero Energy Corp.	12,300	709,095
Oil & Gas Storage & Transport - 0.0%
Ship Finance International Ltd. (NY Shares)	18	468
TOTAL OIL, GAS & CONSUMABLE FUELS		2,568,789
TOTAL COMMON STOCKS (Cost $121,923,233)		146,682,018
Money Market Funds - 12.7%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	3,381,067	$ 3,381,067
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	15,396,125	15,396,125
TOTAL MONEY MARKET FUNDS (Cost $18,777,192)		18,777,192
TOTAL INVESTMENT PORTFOLIO - 112.3% (Cost $140,700,425)		165,459,210
NET OTHER ASSETS - (12.3)%		(18,157,449)
NET ASSETS - 100%		$ 147,301,761
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 221,076
Fidelity Securities Lending Cash Central Fund	88,200
Total	$ 309,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $15,037,877) - See accompanying schedule: Unaffiliated issuers (cost $121,923,233)	$ 146,682,018
Fidelity Central Funds (cost $18,777,192)	18,777,192
Total Investments (cost $140,700,425)		$ 165,459,210
Receivable for investments sold		2,135,653
Receivable for fund shares sold		1,020,223
Dividends receivable		125,849
Distributions receivable from Fidelity Central Funds		21,789
Prepaid expenses		448
Other receivables		4,910
Total assets		168,768,082

Liabilities
Payable for fund shares redeemed	5,931,891
Accrued management fee	70,568
Other affiliated payables	35,270
Other payables and accrued expenses	32,467
Collateral on securities loaned, at value	15,396,125
Total liabilities		21,466,321

Net Assets		$ 147,301,761
Net Assets consist of:
Paid in capital		$ 118,384,981
Accumulated net investment loss		(12)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,158,007
Net unrealized appreciation (depreciation) on investments		24,758,785
Net Assets, for 2,903,200 shares outstanding		$ 147,301,761
Net Asset Value, offering price and redemption price per share ($147,301,761 ÷ 2,903,200 shares)		$ 50.74

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 691,678
Interest		11
Income from Fidelity Central Funds (including $88,200 from security lending)		309,276
Total income		1,000,965

Expenses
Management fee	$ 655,425
Transfer agent fees	322,598
Accounting and security lending fees	54,989
Custodian fees and expenses	16,948
Independent trustees' compensation	394
Registration fees	56,020
Audit	35,058
Legal	1,998
Interest	3,749
Miscellaneous	5,286
Total expenses before reductions	1,152,465
Expense reductions	(9,372)	1,143,093
Net investment income (loss)		(142,128)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,028,197
Investment not meeting investment restrictions	(1,108)
Foreign currency transactions	13,594
Payment from investment advisor for loss on investment not meeting investment restrictions	1,108
Total net realized gain (loss)		5,041,791
Change in net unrealized appreciation (depreciation) on investment securities		9,206,214
Net gain (loss)		14,248,005
Net increase (decrease) in net assets resulting from operations		$ 14,105,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (142,128)	$ (53,317)
Net realized gain (loss)	5,041,791	4,743,341
Change in net unrealized appreciation (depreciation)	9,206,214	9,148,901
Net increase (decrease) in net assets resulting from operations	14,105,877	13,838,925
Distributions to shareholders from net investment income	-	(11,065)
Distributions to shareholders from net realized gain	(2,737,561)	(1,175,691)
Total distributions	(2,737,561)	(1,186,756)
Share transactions Proceeds from sales of shares	235,838,995	140,976,982
Reinvestment of distributions	2,563,316	1,075,872
Cost of shares redeemed	(220,199,811)	(72,407,983)
Net increase (decrease) in net assets resulting from share transactions	18,202,500	69,644,871
Redemption fees	89,643	52,151
Total increase (decrease) in net assets	29,660,459	82,349,191

Net Assets
Beginning of period	117,641,302	35,292,111
End of period (including accumulated net investment loss of $12 and accumulated net investment loss of $20, respectively)	$ 147,301,761	$ 117,641,302
Other Information Shares
Sold	4,974,556	3,522,772
Issued in reinvestment of distributions	55,583	26,955
Redeemed	(4,854,045)	(1,877,480)
Net increase (decrease)	176,094	1,672,247

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 43.14	$ 33.46	$ 30.04	$ 19.58	$ 32.96
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	.07	(.13)	(.19)
Net realized and unrealized gain (loss)	8.48	10.44	3.73	10.55	(12.99)
Total from investment operations	8.42	10.40	3.80	10.42	(13.18)
Distributions from net investment income	-	(.01)	(.06)	-	-
Distributions from net realized gain	(.86)	(.75)	(.36)	-	(.24)
Total distributions	(.86)	(.76)	(.42)	-	(.24)
Redemption fees added to paid in capital C	.04	.04	.04	.04	.04
Net asset value, end of period	$ 50.74	$ 43.14	$ 33.46	$ 30.04	$ 19.58
Total Return A, B	19.81%	31.40%	12.92%	53.42%	(40.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.00%	1.16%	1.23%	1.49%	1.63%
Expenses net of fee waivers, if any	1.00%	1.16%	1.23%	1.49%	1.63%
Expenses net of all reductions	.99%	1.11%	1.21%	1.42%	1.58%
Net investment income (loss)	(.12)%	(.11)%	.22%	(.47)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 147,302	$ 117,641	$ 35,292	$ 34,724	$ 23,440
Portfolio turnover rate E	165%	93%	71%	140%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Defense and Aerospace Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace Portfolio	15.90%	15.93%	14.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Defense and Aerospace Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Comments from Andrew Hatem, Portfolio Manager of Fidelity® Select Defense and Aerospace Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year, the fund was up 15.90%, compared with a gain of 20.33% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Aerospace & Defense Index, and an advance of 13.63% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI index mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund beat the S&P® benchmark. For the first seven months of the review period, the fund slightly outpaced the benchmark mainly because its narrower focus helped it avoid some of the weaker areas of the index, such as those related to a slowing housing market. Among the notable contributors during this period were Precision Castparts, a maker of complex metal parts for jet engines; defense contractors General Dynamics and Raytheon; and Orbital Sciences, which makes commercial satellites and missile-defense launch systems. An out-of-benchmark position in EchoStar Communications, which delivers satellite television products worldwide, also benefited performance. Despite being overweighted in defense/aerospace stocks - which helped - poor stock selection in that area offset those gains. Among the biggest individual detractors were DRS Technologies, a supplier of defense electronics systems; Hexcel, which produces carbon-fiber composites for the commercial airline industry; and BE Aerospace, which makes products for airline interiors. Also detracting was poor stock selection in the diversified metals and mining group, where untimely ownership of Titanium Metals, a supplier of this lightweight metal to airline manufacturers, held back the return. Underweighting industrial conglomerates, which did reasonably well as a group, hurt as well. Some of the stocks just mentioned were no longer held at period end. During the period's final five months, the fund beat the new MSCI index mainly as a result of favorable security selection in the aerospace/defense group. Productive picks in such out-of-benchmark areas as steel and diversified metals/mining also provided nice gains. Results were held back somewhat by inopportune security selection in information technology (IT) consulting/other services, broadcasting and cable television, and communications equipment. The single biggest contribution came from a significant underweighting in industrial conglomerate United Technologies, a major index component that struggled due to its exposure to residential real estate. Underweighting Boeing and not owning Northrop Grumman, two major aircraft manufacturers, also helped. BE Aerospace recovered nicely during the period and added to performance. Titanium Metals and Allegheny Technologies, both of which supply specialty metals to aircraft makers, also were strong performers, and I sold the position in Allegheny to lock in its profits. On the flip side, technology services providers SRA International and CACI International both were laggards, as spending on government IT projects was diverted to fund more pressing military needs overseas. Having virtually no exposure to industrial conglomerate and benchmark heavyweight Honeywell International, which performed respectably during the period, also hurt.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Aerospace & Defense Index, which returned 11.65% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 13.63%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Defense and Aerospace Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Dynamics Corp.	12.9	7.3
Lockheed Martin Corp.	11.9	0.3
Raytheon Co.	11.2	7.2
Rockwell Collins, Inc.	7.0	6.9
Precision Castparts Corp.	4.8	6.7
Alliant Techsystems, Inc.	4.1	5.2
The Boeing Co.	3.9	4.7
DRS Technologies, Inc.	3.8	3.6
United Technologies Corp.	3.7	1.4
Harris Corp.	3.6	7.5
	66.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Aerospace & Defense	83.6%
Communications Equipment	4.6%
Metals & Mining	3.7%
IT Services	3.5%
Machinery	0.6%
All Others*	4.0%

As of August 31, 2006
Aerospace & Defense	70.2%
Communications Equipment	8.5%
Media	6.5%
Metals & Mining	4.7%
IT Services	4.3%
All Others*	5.8%

* Includes short-term investments and net other assets.

Annual Report

Select Defense and Aerospace Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
AEROSPACE & DEFENSE - 83.6%
Aerospace & Defense - 83.6%
AAR Corp. (a)	983,700	$ 28,635,507
AeroVironment, Inc.	10,000	212,700
Alliant Techsystems, Inc. (a)(d)	573,355	49,623,875
BE Aerospace, Inc. (a)	1,013,050	30,583,980
Ceradyne, Inc. (a)	95,900	4,948,440
DRS Technologies, Inc.	863,100	45,735,669
DynCorp International, Inc. Class A	255,000	4,233,000
EDO Corp. (d)	270,300	6,498,012
GenCorp, Inc. (non-vtg.) (a)(d)	181,300	2,518,257
General Dynamics Corp.	2,027,200	154,999,710
Goodrich Corp.	693,650	34,023,533
Hexcel Corp. (a)(d)	1,180,000	21,310,800
Honeywell International, Inc.	259,500	12,051,180
L-3 Communications Holdings, Inc.	431,100	37,548,810
Ladish Co., Inc. (a)	133,400	5,576,120
Lockheed Martin Corp.	1,476,500	143,633,920
MTC Technologies, Inc. (a)	223,000	4,707,530
Orbital Sciences Corp. (a)	1,470,292	29,097,079
Precision Castparts Corp.	627,900	57,120,063
Raytheon Co.	2,509,352	134,375,800
Rockwell Collins, Inc.	1,278,000	83,683,440
Spirit AeroSystems Holdings, Inc. Class A	14,000	413,140
Stanley, Inc.	666,200	10,046,296
The Boeing Co.	535,900	46,767,993
Triumph Group, Inc.	230,400	12,351,744
United Technologies Corp.	682,400	44,785,912
		1,005,482,510
COMMUNICATIONS EQUIPMENT - 4.6%
Communications Equipment - 4.6%
Ciena Corp. (a)	180,600	5,683,482
Finisar Corp. (a)	970,200	3,094,938
Harris Corp.	887,800	43,573,224
Optium Corp.	130,600	3,005,106
		55,356,750
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
CPI International, Inc.	4,700	82,391
L-1 Identity Solutions, Inc. (d)	165,900	2,636,151
		2,718,542
IT SERVICES - 3.5%
IT Consulting & Other Services - 3.5%
CACI International, Inc. Class A (a)	255,800	11,894,700
ManTech International Corp. Class A (a)	159,500	5,494,775
NCI, Inc. Class A (a)(e)	537,862	9,041,460

	Shares	Value
SI International, Inc. (a)	6,300	$ 176,526
SRA International, Inc. Class A (a)	631,400	14,964,180
		41,571,641
MACHINERY - 0.6%
Construction & Farm Machinery & Heavy Trucks - 0.6%
Force Protection, Inc. (a)(d)	472,800	7,706,640
METALS & MINING - 3.7%
Diversified Metals & Mining - 3.2%
Titanium Metals Corp.	927,100	32,355,790
Toho Titanium Co. Ltd. (d)	122,500	6,612,465
		38,968,255
Steel - 0.5%
Carpenter Technology Corp.	46,600	5,524,430
TOTAL METALS & MINING		44,492,685
TOTAL COMMON STOCKS (Cost $926,500,364)		1,157,328,768
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.35% (b)	45,337,549	45,337,549
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	34,536,965	34,536,965
TOTAL MONEY MARKET FUNDS (Cost $79,874,514)		79,874,514
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $1,006,374,878)		1,237,203,282
NET OTHER ASSETS - (2.8)%		(33,909,272)
NET ASSETS - 100%		$ 1,203,294,010
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,538,316
Fidelity Securities Lending Cash Central Fund	232,023
Total	$ 1,770,339
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NCI, Inc. Class A	$ 2,213,442	$ 5,020,857	$ 450,544	$ -	$ 9,041,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $33,338,906) - See accompanying schedule: Unaffiliated issuers (cost $920,273,382)	$ 1,148,287,308
Fidelity Central Funds (cost $79,874,514)	79,874,514
Other affiliated issuers (cost $6,226,982)	9,041,460
Total Investments (cost $1,006,374,878)		$ 1,237,203,282
Receivable for investments sold		14,077,773
Receivable for fund shares sold		6,076,544
Dividends receivable		1,233,161
Distributions receivable from Fidelity Central Funds		191,409
Prepaid expenses		3,790
Other receivables		28,758
Total assets		1,258,814,717

Liabilities
Payable for investments purchased	$ 15,684,828
Payable for fund shares redeemed	4,373,750
Accrued management fee	561,800
Other affiliated payables	282,282
Other payables and accrued expenses	81,082
Collateral on securities loaned, at value	34,536,965
Total liabilities		55,520,707

Net Assets		$ 1,203,294,010
Net Assets consist of:
Paid in capital		$ 904,876,520
Undistributed net investment income		542,092
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		67,046,994
Net unrealized appreciation (depreciation) on investments		230,828,404
Net Assets, for 14,246,728 shares outstanding		$ 1,203,294,010
Net Asset Value, offering price and redemption price per share ($1,203,294,010 ÷ 14,246,728 shares)		$ 84.46

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 8,361,006
Interest		1,077
Income from Fidelity Central Funds (including $232,023 from security lending)		1,770,339
Total income		10,132,422

Expenses
Management fee	$ 5,664,491
Transfer agent fees	2,944,636
Accounting and security lending fees	388,660
Custodian fees and expenses	30,137
Independent trustees' compensation	3,484
Registration fees	87,580
Audit	38,867
Legal	16,795
Miscellaneous	58,480
Total expenses before reductions	9,233,130
Expense reductions	(53,098)	9,180,032
Net investment income (loss)		952,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,690,089
Other affiliated issuers	(96,443)
Foreign currency transactions	46,400
Total net realized gain (loss)		125,640,046
Change in net unrealized appreciation (depreciation) on investment securities		15,144,274
Net gain (loss)		140,784,320
Net increase (decrease) in net assets resulting from operations		$ 141,736,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 952,390	$ 1,419,609
Net realized gain (loss)	125,640,046	67,339,025
Change in net unrealized appreciation (depreciation)	15,144,274	88,845,184
Net increase (decrease) in net assets resulting from operations	141,736,710	157,603,818
Distributions to shareholders from net investment income	(612,095)	(1,154,317)
Distributions to shareholders from net realized gain	(80,003,674)	(34,919,985)
Total distributions	(80,615,769)	(36,074,302)
Share transactions Proceeds from sales of shares	585,618,510	520,738,976
Reinvestment of distributions	77,580,350	34,754,666
Cost of shares redeemed	(423,187,600)	(358,203,751)
Net increase (decrease) in net assets resulting from share transactions	240,011,260	197,289,891
Redemption fees	113,031	112,951
Total increase (decrease) in net assets	301,245,232	318,932,358

Net Assets
Beginning of period	902,048,778	583,116,420
End of period (including undistributed net investment income of $542,092 and undistributed net investment income of $237,024, respectively)	$ 1,203,294,010	$ 902,048,778
Other Information Shares
Sold	7,180,965	7,213,251
Issued in reinvestment of distributions	956,556	475,557
Redeemed	(5,322,738)	(4,936,594)
Net increase (decrease)	2,814,783	2,752,214

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 78.91	$ 67.18	$ 55.07	$ 36.30	$ 46.08
Income from Investment Operations
Net investment income (loss) C	.08	.13	.25	(.09)	- H
Net realized and unrealized gain (loss)	12.07	15.04	12.28	18.85	(9.77)
Total from investment operations	12.15	15.17	12.53	18.76	(9.77)
Distributions from net investment income	(.05)	(.11)	(.19)	-	(.04)
Distributions from net realized gain	(6.56)	(3.34)	(.25)	-	-
Total distributions	(6.61)	(3.45)	(.44)	-	(.04)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.03
Net asset value, end of period	$ 84.46	$ 78.91	$ 67.18	$ 55.07	$ 36.30
Total Return A, B	15.90%	23.02%	22.82%	51.71%	(21.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.97%	1.02%	1.28%	1.25%
Expenses net of fee waivers, if any	.92%	.97%	1.02%	1.28%	1.25%
Expenses net of all reductions	.92%	.95%	1.00%	1.24%	1.21%
Net investment income (loss)	.10%	.19%	.41%	(.19)%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,203,294	$ 902,049	$ 583,116	$ 321,915	$ 264,301
Portfolio turnover rate E	82%	50%	38%	47%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Environmental Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Environmental Portfolio	-0.81%	8.25%	1.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Environmental Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Environmental Portfolio

Management's Discussion of Fund Performance

Comments from Douglas Simmons, who managed Fidelity® Select Environmental Portfolio during the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund returned -0.81%, underperforming the 11.51% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and the 10.33% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. The main factors behind the fund's underperformance of the Goldman Sachs index during the first seven months were unsuccessful security selection in the industrial machinery and electrical components/equipment groups, as well as not owning index-component aerospace and defense stocks. Overweighting the environmental and facility services area and positive stock selection in multi-utilities helped. Individual detractors included water infrastructure company Pentair, industrial filtration firms Donaldson and Pall, and an out-of-benchmark position in life sciences filtration firm Millipore. European water utility conglomerate Veolia Environnement - not part of the index - medical waste disposal company Stericycle, and an out-of-benchmark position in environmental clean-up and remediation firm Clean Harbors helped performance. During the last five months of the period, the fund underperformed its new MSCI Industrials index due to unsuccessful security selection within two out-of-benchmark groups - food retailing and specialty chemicals. Not investing in industrial conglomerates helped, as they underperformed the broader MSCI index. Major detractors included environmental facility and services company Waste Management and filtration provider Donaldson, as well as out-of-benchmark positions in food retailer Whole Foods Market and specialty chemicals firm Ecolab. Contributions came from not owning major index component General Electric as well as from holdings in Pentair and environmental and facility services company Waste Connections. Some of the stocks mentioned here were not in the fund at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Industrials Index, which returned 8.41% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 10.33%.

Note to shareholders: Stavros Koutsantonis will become manager of the fund on March 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Environmental Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Veolia Environnement sponsored ADR	10.9	6.0
Ecolab, Inc.	8.6	6.8
Republic Services, Inc.	7.4	4.5
Donaldson Co., Inc.	6.1	0.0
Allied Waste Industries, Inc.	6.0	4.6
Whole Foods Market, Inc.	5.5	3.7
Waste Management, Inc.	4.8	11.5
Covanta Holding Corp.	4.8	0.0
Waste Connections, Inc.	4.7	4.5
Stericycle, Inc.	4.6	4.5
	63.4
Top Industries (% of fund's net assets)
As of February 28, 2007
Commercial Services & Supplies	38.9%
Machinery	15.1%
Multi-utilities	10.9%
Chemicals	9.4%
Food & Staples Retailing	8.1%
All Others*	17.6%

As of August 31, 2006
Commercial Services & Supplies	35.5%
Food & Staples Retailing	8.6%
Chemicals	7.4%
Life Sciences Tools & Services	7.2%
Independent Power Producers & Energy Traders	6.7%
All Others*	34.6%

* Includes short-term investments and net other assets.

Annual Report

Select Environmental Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
AUTO COMPONENTS - 1.0%
Auto Parts & Equipment - 1.0%
Ballard Power Systems, Inc. (a)(d)	77,200	$ 467,060
CHEMICALS - 9.4%
Commodity Chemicals - 0.8%
Calgon Carbon Corp. (a)(d)	51,400	349,520
Specialty Chemicals - 8.6%
Ecolab, Inc.	94,700	4,005,810
TOTAL CHEMICALS		4,355,330
COMMERCIAL SERVICES & SUPPLIES - 38.9%
Diversified Commercial & Professional Services - 1.5%
Tetra Tech, Inc. (a)	39,000	695,370
Environmental & Facility Services - 37.4%
Allied Waste Industries, Inc.	218,200	2,797,324
Bennett Environmental, Inc. (a)	45,900	30,612
Casella Waste Systems, Inc. Class A (a)	19,600	231,476
Clean Harbors, Inc. (a)	41,300	2,086,063
Covanta Holding Corp. (a)	97,700	2,221,698
Republic Services, Inc.	81,400	3,424,498
Stericycle, Inc. (a)(d)	27,600	2,147,556
Waste Connections, Inc.	49,100	2,171,202
Waste Management, Inc.	66,193	2,253,872
		17,364,301
TOTAL COMMERCIAL SERVICES & SUPPLIES		18,059,671
CONSTRUCTION & ENGINEERING - 0.9%
Construction & Engineering - 0.9%
Insituform Technologies, Inc. Class A (a)	17,000	430,780
ELECTRICAL EQUIPMENT - 2.8%
Electrical Components & Equipment - 2.1%
FuelCell Energy, Inc. (d)	40,400	278,760
Hydrogenics Corp. (a)	64,100	74,997
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	16,500	598,125
		951,882
Heavy Electrical Equipment - 0.7%
Capstone Turbine Corp. (a)(d)	99,600	87,648
Plug Power, Inc. (a)(d)	67,900	236,292
		323,940
TOTAL ELECTRICAL EQUIPMENT		1,275,822

	Shares	Value
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Equipment & Services - 0.9%
Newpark Resources, Inc. (a)	66,400	$ 405,040
FOOD & STAPLES RETAILING - 8.1%
Food Distributors - 1.8%
United Natural Foods, Inc. (a)	28,400	845,752
Food Retail - 6.3%
Whole Foods Market, Inc.	53,500	2,555,695
Wild Oats Markets, Inc. (a)	18,900	347,571
		2,903,266
TOTAL FOOD & STAPLES RETAILING		3,749,018
FOOD PRODUCTS - 2.7%
Packaged Foods & Meats - 2.7%
Hain Celestial Group, Inc. (a)	28,600	829,686
SunOpta, Inc. (a)	40,000	428,000
		1,257,686
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 4.0%
Independent Power Producers & Energy Traders - 4.0%
Nevada Geothermal Power, Inc. (a)(e)	1,300,000	867,000
Nevada Geothermal Power, Inc. warrants 4/4/08 (a)	1,300,000	50,078
Ormat Technologies, Inc. (d)	24,000	932,400
		1,849,478
MACHINERY - 15.1%
Construction & Farm Machinery & Heavy Trucks - 1.3%
Lindsay Corp.	17,400	597,516
Industrial Machinery - 13.8%
CLARCOR, Inc.	39,100	1,211,709
Donaldson Co., Inc.	78,900	2,829,354
ESCO Technologies, Inc. (a)	21,800	950,262
Kadant, Inc. (a)	24,200	567,248
Pentair, Inc.	26,900	839,818
		6,398,391
TOTAL MACHINERY		6,995,907
MULTI-UTILITIES - 10.9%
Multi-Utilities - 10.9%
Veolia Environnement sponsored ADR (d)	71,500	5,040,751
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 1.0%
Cameco Corp.	12,600	465,948
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
JA Solar Holdings Co. Ltd. ADR	200	$ 3,850
Trina Solar Ltd. ADR	200	9,020
		12,870
TOTAL COMMON STOCKS (Cost $42,523,845)		44,365,361
Money Market Funds - 15.6%

Fidelity Cash Central Fund, 5.35% (b)	2,054,624	2,054,624
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	5,197,425	5,197,425
TOTAL MONEY MARKET FUNDS (Cost $7,252,049)		7,252,049
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $49,775,894)		51,617,410
NET OTHER ASSETS - (11.3)%		(5,240,846)
NET ASSETS - 100%		$ 46,376,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $867,000 or 1.9% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 150,608
Fidelity Securities Lending Cash Central Fund	121,074
Total	$ 271,682
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.6%
France	10.9%
Canada	5.2%
Cayman Islands	1.3%
100.0%
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $4,005,657 of which $10,408 and $3,995,249 will expire on February 29, 2012 and February 28, 2015, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $5,028,672) - See accompanying schedule: Unaffiliated issuers (cost $42,523,845)	$ 44,365,361
Fidelity Central Funds (cost $7,252,049)	7,252,049
Total Investments (cost $49,775,894)		$ 51,617,410
Receivable for fund shares sold		159,728
Dividends receivable		29,153
Distributions receivable from Fidelity Central Funds		5,645
Prepaid expenses		308
Other receivables		3,090
Total assets		51,815,334

Liabilities
Payable for fund shares redeemed	173,023
Accrued management fee	22,202
Other affiliated payables	13,351
Other payables and accrued expenses	32,769
Collateral on securities loaned, at value	5,197,425
Total liabilities		5,438,770

Net Assets		$ 46,376,564
Net Assets consist of:
Paid in capital		$ 48,796,945
Accumulated net investment loss		(205)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,261,692)
Net unrealized appreciation (depreciation) on investments		1,841,516
Net Assets, for 2,694,857 shares outstanding		$ 46,376,564
Net Asset Value, offering price and redemption price per share ($46,376,564 ÷ 2,694,857 shares)		$ 17.21

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 474,143
Interest		4,534
Income from Fidelity Central Funds (including $121,074 from security lending)		271,682
Total income		750,359

Expenses
Management fee	$ 432,797
Transfer agent fees	253,716
Accounting and security lending fees	37,715
Custodian fees and expenses	16,306
Independent trustees' compensation	302
Registration fees	48,816
Audit	34,705
Legal	1,481
Interest	18,680
Miscellaneous	6,204
Total expenses before reductions	850,722
Expense reductions	(11,477)	839,245
Net investment income (loss)		(88,886)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,718,673)
Foreign currency transactions	(7,634)
Total net realized gain (loss)		(3,726,307)
Change in net unrealized appreciation (depreciation) on investment securities		(2,113,664)
Net gain (loss)		(5,839,971)
Net increase (decrease) in net assets resulting from operations		$ (5,928,857)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (88,886)	$ (29,976)
Net realized gain (loss)	(3,726,307)	1,298,153
Change in net unrealized appreciation (depreciation)	(2,113,664)	3,984,704
Net increase (decrease) in net assets resulting from operations	(5,928,857)	5,252,881
Share transactions Proceeds from sales of shares	175,272,057	75,524,136
Cost of shares redeemed	(178,453,053)	(37,407,839)
Net increase (decrease) in net assets resulting from share transactions	(3,180,996)	38,116,297
Redemption fees	88,998	23,557
Total increase (decrease) in net assets	(9,020,855)	43,392,735

Net Assets
Beginning of period	55,397,419	12,004,684
End of period (including accumulated net investment loss of $205 and accumulated net investment loss of $223, respectively)	$ 46,376,564	$ 55,397,419
Other Information Shares
Sold	9,773,005	4,815,847
Redeemed	(10,271,871)	(2,492,334)
Net increase (decrease)	(498,866)	2,323,513

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.35	$ 13.80	$ 13.29	$ 9.71	$ 11.58
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	(.14)	(.25)	(.20)
Net realized and unrealized gain (loss)	(.14)	3.55	.64	3.83	(1.68)
Total from investment operations	(.16)	3.53	.50	3.58	(1.88)
Redemption fees added to paid in capital C	.02	.02	.01	- H	.01
Net asset value, end of period	$ 17.21	$ 17.35	$ 13.80	$ 13.29	$ 9.71
Total Return A, B	(.81)%	25.72%	3.84%	36.87%	(16.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.40%	1.87%	2.57%	2.64%
Expenses net of fee waivers, if any	1.11%	1.25%	1.83%	2.50%	2.50%
Expenses net of all reductions	1.09%	1.16%	1.74%	2.50%	2.45%
Net investment income (loss)	(.12)%	(.14)%	(1.06)%	(2.12)%	(1.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,377	$ 55,397	$ 12,005	$ 12,269	$ 9,987
Portfolio turnover rate E	224%	166%	220%	90%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrial Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment Portfolio	9.59%	9.51%	8.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Industrial Equipment Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Comments from Christopher Bartel, who managed Fidelity® Select Industrial Equipment Portfolio during the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned 9.59%, trailing the 12.58% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Capital Goods Index and also falling a little short of the 10.09% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund trailed the S&P 500 as well. For the first seven months of the review period, the fund underperformed the Goldman Sachs index. Unrewarding stock selection in the oil and gas equipment/services group hurt the most. An underweighting and unfavorable stock picks in aerospace and defense also held back our results, as did an overweighting in semiconductor equipment. Conversely, having no exposure to homebuilders or railroads - groups outside of the fund's focus - was beneficial, along with favorable stock selection in building products and in industrial machinery. Among individual holdings, a large out-of-index position in energy services provider Halliburton detracted from performance, as falling energy prices led to fears that exploration activity might be curtailed. Not owning a stake in index component General Motors also was counterproductive. On the positive side, timely ownership of WESCO International, an electrical products distributor serving the nonresidential construction markets, made it the fund's top contributor. During the final five months of the period, the fund outperformed the MSCI index, as stock selection was a positive factor in industrial machinery, construction and farm machinery/heavy trucks, and industrial conglomerates. These favorable factors were partially offset by a sizable underweighting in the aerospace and defense group, which performed well. At the company level, an out-of-index position in Finland-based KCI Konecranes, a maker of mobile lift equipment, helped the most versus the MSCI index, as the stock benefited from a continued recovery in European industrial activity. Meanwhile, farm equipment provider Deere saw its stock post a strong advance in response to a rebound in corn prices driven by demand for ethanol fuels. Underweighting General Electric, representing nearly 30% of the MSCI index, also aided performance. Looking at detractors, not having positions in heavy-duty truck maker Paccar or construction equipment manufacturer Terex was detrimental, as both index components recorded double-digit gains. Overall, the fund became more concentrated in its primary areas of focus to be more in line with the new MSCI benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Capital Goods Index, which returned 8.18% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 10.09%.

Note to shareholders: Vincent Montemaggiore will become manager of the fund on March 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Industrial Equipment Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	22.0	5.5
Tyco International Ltd.	7.6	6.5
United Technologies Corp.	5.6	0.0
Deere & Co.	4.6	3.9
Honeywell International, Inc.	4.0	6.2
3M Co.	4.0	0.0
American Standard Companies, Inc.	2.9	2.1
Danaher Corp.	2.8	3.4
Illinois Tool Works, Inc.	2.8	2.5
Emerson Electric Co.	2.8	5.3
	59.1
Top Industries (% of fund's net assets)
As of February 28, 2007
Industrial Conglomerates	34.6%
Machinery	26.0%
Aerospace & Defense	21.3%
Electrical Equipment	7.3%
Building Products	3.9%
All Others*	6.9%

As of August 31, 2006
Machinery	35.5%
Industrial Conglomerates	13.3%
Electrical Equipment	11.0%
Semiconductors & Semiconductor Equipment	9.0%
Aerospace & Defense	8.3%
All Others*	22.9%

* Includes short-term investments and net other assets.

Annual Report

Select Industrial Equipment Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
AEROSPACE & DEFENSE - 21.3%
Aerospace & Defense - 21.3%
AeroVironment, Inc.	700	$ 14,889
DRS Technologies, Inc.	4,500	238,455
General Dynamics Corp.	21,200	1,620,952
Goodrich Corp.	9,900	485,595
Honeywell International, Inc.	72,000	3,343,680
L-3 Communications Holdings, Inc.	2,500	217,750
Lockheed Martin Corp.	9,100	885,248
Precision Castparts Corp.	12,400	1,128,028
Raytheon Co.	42,600	2,281,230
Rockwell Collins, Inc.	10,700	700,636
The Boeing Co.	23,700	2,068,299
United Technologies Corp.	70,300	4,613,789
		17,598,551
BUILDING PRODUCTS - 3.9%
Building Products - 3.9%
American Standard Companies, Inc.	45,400	2,405,746
Masco Corp.	28,100	838,785
		3,244,531
COMPUTERS & PERIPHERALS - 0.6%
Computer Hardware - 0.6%
NCR Corp. (a)	10,400	480,480
CONSTRUCTION & ENGINEERING - 1.9%
Construction & Engineering - 1.9%
EMCOR Group, Inc. (a)	13,900	834,834
KBR, Inc.	500	11,365
SNC-Lavalin Group, Inc.	15,900	488,603
URS Corp. (a)	5,100	212,007
		1,546,809
ELECTRICAL EQUIPMENT - 7.3%
Electrical Components & Equipment - 7.3%
AMETEK, Inc.	26,850	918,270
Cooper Industries Ltd. Class A	18,000	1,651,320
Emerson Electric Co.	53,300	2,296,697
Hubbell, Inc. Class B	4,200	202,860
Rockwell Automation, Inc.	10,100	627,109
Roper Industries, Inc.	5,900	313,408
		6,009,664
ENERGY EQUIPMENT & SERVICES - 1.0%
Oil & Gas Equipment & Services - 1.0%
Halliburton Co.	26,100	805,968

	Shares	Value
INDUSTRIAL CONGLOMERATES - 34.6%
Industrial Conglomerates - 34.6%
3M Co.	45,000	$ 3,333,600
General Electric Co.	519,550	18,142,686
Textron, Inc.	9,000	830,610
Tyco International Ltd.	203,900	6,286,237
		28,593,133
MACHINERY - 26.0%
Construction & Farm Machinery & Heavy Trucks - 10.7%
AGCO Corp. (a)	15,400	558,250
Astec Industries, Inc. (a)	8,200	315,372
Bucyrus International, Inc. Class A	4,550	231,823
Caterpillar, Inc.	29,000	1,868,180
Deere & Co.	35,125	3,808,253
Joy Global, Inc.	8,100	359,154
Manitowoc Co., Inc.	9,000	528,300
Oshkosh Truck Co.	8,100	434,565
Toro Co.	4,700	246,985
Toromont Industries Ltd.	19,300	429,714
		8,780,596
Industrial Machinery - 15.3%
Actuant Corp. Class A	8,000	417,600
Atlas Copco AB (B Shares)	15,800	472,181
Danaher Corp.	32,600	2,335,464
Donaldson Co., Inc.	5,300	190,058
Dover Corp.	32,200	1,538,838
Harsco Corp.	5,000	429,000
IDEX Corp.	4,600	239,246
Illinois Tool Works, Inc.	45,100	2,331,670
ITT Corp.	29,600	1,752,912
KCI Konecranes Oyj	42,250	1,318,953
Pentair, Inc.	6,000	187,320
Schindler Holding AG (participation certificate)	15,073	952,304
SPX Corp.	7,000	489,300
		12,654,846
TOTAL MACHINERY		21,435,442
MARINE - 0.5%
Marine - 0.5%
Kirby Corp. (a)	12,500	456,750
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Trading Companies & Distributors - 2.1%
Fastenal Co.	10,100	356,227
Finning International, Inc.	11,900	530,619
W.W. Grainger, Inc.	5,000	385,750
WESCO International, Inc. (a)	6,900	460,437
		1,733,033
TOTAL COMMON STOCKS (Cost $65,604,172)		81,904,361
Money Market Funds - 0.1%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b) (Cost $71,159)	71,159	$ 71,159
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $65,675,331)		81,975,520
NET OTHER ASSETS - 0.7%		552,228
NET ASSETS - 100%		$ 82,527,748
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 97,911
Fidelity Securities Lending Cash Central Fund	7,194
Total	$ 105,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $65,604,172)	$ 81,904,361
Fidelity Central Funds (cost $71,159)	71,159
Total Investments (cost $65,675,331)		$ 81,975,520
Receivable for investments sold		509,291
Receivable for fund shares sold		86,407
Dividends receivable		264,726
Distributions receivable from Fidelity Central Funds		4,955
Prepaid expenses		344
Other receivables		137
Total assets		82,841,380

Liabilities
Payable for fund shares redeemed	225,631
Accrued management fee	38,371
Other affiliated payables	17,538
Other payables and accrued expenses	32,092
Total liabilities		313,632

Net Assets		$ 82,527,748
Net Assets consist of:
Paid in capital		$ 64,893,310
Undistributed net investment income		293,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,040,724
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,300,388
Net Assets, for 2,620,136 shares outstanding		$ 82,527,748
Net Asset Value, offering price and redemption price per share ($82,527,748 ÷ 2,620,136 shares)		$ 31.50

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 1,250,691
Interest		15
Income from Fidelity Central Funds (including $7,194 from security lending)		105,105
Total income		1,355,811

Expenses
Management fee	$ 484,354
Transfer agent fees	223,108
Accounting and security lending fees	39,307
Custodian fees and expenses	35,416
Independent trustees' compensation	303
Registration fees	24,645
Audit	34,931
Legal	1,636
Miscellaneous	3,971
Total expenses before reductions	847,671
Expense reductions	(3,282)	844,389
Net investment income (loss)		511,422
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,629,106
Foreign currency transactions	(895)
Total net realized gain (loss)		1,628,211
Change in net unrealized appreciation (depreciation) on: Investment securities	2,987,086
Assets and liabilities in foreign currencies	207
Total change in net unrealized appreciation (depreciation)		2,987,293
Net gain (loss)		4,615,504
Net increase (decrease) in net assets resulting from operations		$ 5,126,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 511,422	$ 125,878
Net realized gain (loss)	1,628,211	3,137,422
Change in net unrealized appreciation (depreciation)	2,987,293	3,947,920
Net increase (decrease) in net assets resulting from operations	5,126,926	7,211,220
Distributions to shareholders from net investment income	(265,173)	(36,844)
Distributions to shareholders from net realized gain	(918,016)	(3,199,441)
Total distributions	(1,183,189)	(3,236,285)
Share transactions Proceeds from sales of shares	96,154,133	46,137,172
Reinvestment of distributions	1,138,035	3,125,450
Cost of shares redeemed	(93,519,662)	(24,786,422)
Net increase (decrease) in net assets resulting from share transactions	3,772,506	24,476,200
Redemption fees	41,433	13,961
Total increase (decrease) in net assets	7,757,676	28,465,096

Net Assets
Beginning of period	74,770,072	46,304,976
End of period (including undistributed net investment income of $293,326 and undistributed net investment income of $88,453, respectively)	$ 82,527,748	$ 74,770,072
Other Information Shares
Sold	3,169,330	1,655,158
Issued in reinvestment of distributions	37,422	119,637
Redeemed	(3,151,568)	(934,451)
Net increase (decrease)	55,184	840,344

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 26.85	$ 24.60	$ 16.00	$ 22.54
Income from Investment Operations
Net investment income (loss) C	.18	.07	(.04)	(.02)	(.12)
Net realized and unrealized gain (loss)	2.59	4.02	3.26	8.59	(6.43)
Total from investment operations	2.77	4.09	3.22	8.57	(6.55)
Distributions from net investment income	(.10)	(.02)	-	-	-
Distributions from net realized gain	(.33)	(1.78)	(.98)	-	-
Total distributions	(.43)	(1.80)	(.98)	-	-
Redemption fees added to paid in capital C	.01	.01	.01	.03	.01
Net asset value, end of period	$ 31.50	$ 29.15	$ 26.85	$ 24.60	$ 16.00
Total Return A, B	9.59%	16.17%	13.37%	53.75%	(29.02)%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	1.03%	1.07%	1.37%	1.77%
Expenses net of fee waivers, if any	.99%	1.03%	1.07%	1.37%	1.77%
Expenses net of all reductions	.98%	1.02%	1.06%	1.33%	1.76%
Net investment income (loss)	.60%	.27%	(.17)%	(.08)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,528	$ 74,770	$ 46,305	$ 66,383	$ 17,459
Portfolio turnover rate E	104%	40%	51%	95%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of fundA
Select Industrials Portfolio	8.34%	12.44%	10.88%

A From March 3, 1997

Prior to October 1, 2006, Select Industrials Portfolio was named Select Cyclical Industries Portfolio and operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Industrials Portfolio on March 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Industrials Portfolio

Management's Discussion of Fund Performance

Comments from Christopher Bartel, who managed Fidelity® Select Industrials Portfolio for most of the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned 8.34%, trailing the 11.51% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and also falling short of the 10.33% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund trailed the S&P 500 as well. For the first seven months of the review period, the fund modestly underperformed the Goldman Sachs index. An overweighted exposure to construction and engineering had a negative impact on the fund's results, along with unrewarding stock selection in the group. Lackluster picks in aerospace and defense worked against us as well. Counterbalancing these negative factors to some extent were effective choices in steel and in automobile manufacturers, as well as an overweighting in the steel group. Among individual holdings, the biggest detractor was Hexcel, a supplier of composite materials to EADS, the parent company of European commercial aircraft manufacturer Airbus. Both stocks were hurt when EADS - which the fund also owned - announced a delayed rollout of the company's new A380 aircraft and the replacement of the company's co-chief executive officers. Discount airline AirTran Holdings stumbled when the company became involved in a fare war with a rival, depressing profit margins. On the positive side, not owning weak performing auto manufacturer DaimlerChrysler, a major index component, aided our results. Steel producer Allegheny Technologies also had a positive impact. Some of these stocks were sold by period end. During the final five months of the period, the fund slightly trailed the MSCI index, as an underweighted exposure to the construction and farm machinery/heavy trucks segment curbed our return. An overweighting in heavy electrical equipment also hurt but was more than offset by favorable stock selection in that group. Other positive factors included rewarding stock picking in construction and engineering and in air freight and logistics. At the company level, overweighting aerospace and defense conglomerate United Technologies, the fund's second-largest holding at period end, undermined performance, mainly due to weak results at the company's Sikorsky helicopter division and its Carrier heating and air conditioning group. Selling commercial aircraft manufacturer and index component Boeing also hurt. Conversely, the fund's results were aided by its holdings in Switzerland-based ABB, a provider of power transmission and automation equipment for utility and industrial customers. The company benefited from the robust global growth in manufacturing and infrastructure projects. Overall, the fund's focus narrowed during the 12-month period, reflecting the new MSCI benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Industrials Index, which returned 8.41% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 10.33%.

Note to shareholders: Tobias Welo became manager of the fund on January 4, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Industrials Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	17.2	8.0
United Technologies Corp.	7.6	4.1
Honeywell International, Inc.	5.7	3.0
Tyco International Ltd.	4.9	2.9
Danaher Corp.	3.4	0.9
Emerson Electric Co.	3.2	1.7
United Parcel Service, Inc. Class B	3.1	1.4
Burlington Northern Santa Fe Corp.	2.8	1.0
Illinois Tool Works, Inc.	2.5	2.2
Raytheon Co.	2.4	1.3
	52.8
Top Industries (% of fund's net assets)
As of February 28, 2007
Industrial Conglomerates	23.7%
Aerospace & Defense	18.8%
Machinery	13.6%
Road & Rail	7.6%
Electrical Equipment	7.1%
All Others*	29.2%

As of August 31, 2006
Aerospace & Defense	16.4%
Industrial Conglomerates	15.1%
Chemicals	14.7%
Machinery	10.9%
Construction & Engineering	8.0%
All Others*	34.9%

* Includes short-term investments and net other assets.

Annual Report

Select Industrials Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
AEROSPACE & DEFENSE - 18.8%
Aerospace & Defense - 18.8%
DRS Technologies, Inc.	7,000	$ 370,930
General Dynamics Corp.	20,100	1,536,846
Goodrich Corp.	9,500	465,975
Honeywell International, Inc.	93,100	4,323,564
Raytheon Co.	33,900	1,815,345
United Technologies Corp.	88,000	5,775,440
		14,288,100
AIR FREIGHT & LOGISTICS - 5.3%
Air Freight & Logistics - 5.3%
C.H. Robinson Worldwide, Inc.	16,200	825,552
Hub Group, Inc. Class A	12,722	402,906
United Parcel Service, Inc. Class B	33,800	2,372,422
UTI Worldwide, Inc.	14,088	424,612
		4,025,492
AIRLINES - 1.8%
Airlines - 1.8%
AirTran Holdings, Inc. (a)	24,400	254,248
UAL Corp. (a)	13,300	531,867
US Airways Group, Inc. (a)	10,800	564,732
		1,350,847
AUTO COMPONENTS - 0.7%
Auto Parts & Equipment - 0.7%
Johnson Controls, Inc.	6,100	572,180
AUTOMOBILES - 0.7%
Automobile Manufacturers - 0.7%
Renault SA	4,600	547,197
BUILDING PRODUCTS - 1.7%
Building Products - 1.7%
Armstrong World Industries, Inc. (a)	8,300	416,079
Masco Corp.	30,710	916,694
		1,332,773
CHEMICALS - 0.7%
Industrial Gases - 0.6%
Airgas, Inc.	10,900	449,843
Specialty Chemicals - 0.1%
Minerals Technologies, Inc.	1,600	99,024
TOTAL CHEMICALS		548,867
COMMERCIAL SERVICES & SUPPLIES - 3.7%
Diversified Commercial & Professional Services - 1.6%
Cintas Corp.	15,700	633,966
The Brink's Co.	10,100	598,223
		1,232,189

	Shares	Value
Environmental & Facility Services - 2.1%
Allied Waste Industries, Inc.	48,700	$ 624,334
Waste Management, Inc.	28,600	973,830
		1,598,164
TOTAL COMMERCIAL SERVICES & SUPPLIES		2,830,353
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
Harris Corp.	7,500	368,100
CONSTRUCTION & ENGINEERING - 5.1%
Construction & Engineering - 5.1%
Chicago Bridge & Iron Co. NV (NY Shares)	12,300	365,679
Fluor Corp.	11,300	954,511
Foster Wheeler Ltd. (a)	17,500	967,400
Jacobs Engineering Group, Inc. (a)	7,600	686,584
Shaw Group, Inc. (a)	28,700	883,386
		3,857,560
ELECTRICAL EQUIPMENT - 7.1%
Electrical Components & Equipment - 5.7%
AMETEK, Inc.	16,250	555,750
Cooper Industries Ltd. Class A	14,600	1,339,404
Emerson Electric Co.	56,200	2,421,658
		4,316,812
Heavy Electrical Equipment - 1.4%
ABB Ltd. sponsored ADR	64,700	1,083,078
TOTAL ELECTRICAL EQUIPMENT		5,399,890
HOUSEHOLD DURABLES - 0.5%
Household Appliances - 0.5%
Black & Decker Corp.	4,400	370,788
INDUSTRIAL CONGLOMERATES - 23.7%
Industrial Conglomerates - 23.7%
General Electric Co.	374,501	13,077,576
Textron, Inc.	12,700	1,172,083
Tyco International Ltd.	121,545	3,747,232
		17,996,891
MACHINERY - 13.6%
Construction & Farm Machinery & Heavy Trucks - 2.6%
Deere & Co.	12,900	1,398,618
Oshkosh Truck Co.	10,900	584,785
		1,983,403
Industrial Machinery - 11.0%
Danaher Corp.	36,400	2,607,696
Dover Corp.	26,000	1,242,540
Flowserve Corp. (a)	8,600	446,512
IDEX Corp.	7,500	390,075
Illinois Tool Works, Inc.	36,200	1,871,540
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
ITT Corp.	20,400	$ 1,208,088
SPX Corp.	8,700	608,130
		8,374,581
TOTAL MACHINERY		10,357,984
MARINE - 0.6%
Marine - 0.6%
Kirby Corp. (a)	13,300	485,982
METALS & MINING - 3.6%
Aluminum - 0.6%
Alcoa, Inc.	14,500	484,445
Steel - 3.0%
Arcelor Mittal	12,100	615,406
Carpenter Technology Corp.	5,000	592,750
Reliance Steel & Aluminum Co.	22,800	1,041,048
		2,249,204
TOTAL METALS & MINING		2,733,649
OIL, GAS & CONSUMABLE FUELS - 1.2%
Coal & Consumable Fuels - 1.2%
Massey Energy Co.	15,800	383,308
Peabody Energy Corp.	12,700	513,080
		896,388
ROAD & RAIL - 7.6%
Railroads - 4.9%
Burlington Northern Santa Fe Corp.	26,600	2,106,454
CSX Corp.	3,800	143,146
Union Pacific Corp.	14,900	1,469,587
		3,719,187
Trucking - 2.7%
Con-way, Inc.	9,600	471,360

	Shares	Value
Knight Transportation, Inc.	14,600	$ 272,728
Landstar System, Inc.	20,618	921,418
Old Dominion Freight Lines, Inc. (a)	11,625	361,654
		2,027,160
TOTAL ROAD & RAIL		5,746,347
TRADING COMPANIES & DISTRIBUTORS - 1.2%
Trading Companies & Distributors - 1.2%
UAP Holding Corp.	14,559	369,362
WESCO International, Inc. (a)	7,800	520,494
		889,856
TOTAL COMMON STOCKS (Cost $67,768,371)		74,599,244
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 5.35% (b) (Cost $960,383)	960,383	960,383
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $68,728,754)		75,559,627
NET OTHER ASSETS - 0.6%		451,555
NET ASSETS - 100%		$ 76,011,182
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,011
Fidelity Securities Lending Cash Central Fund	26,794
Total	$ 115,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $67,768,371)	$ 74,599,244
Fidelity Central Funds (cost $960,383)	960,383
Total Investments (cost $68,728,754)		$ 75,559,627
Receivable for investments sold		946,648
Receivable for fund shares sold		338,200
Dividends receivable		214,880
Distributions receivable from Fidelity Central Funds		4,892
Prepaid expenses		338
Other receivables		513
Total assets		77,065,098

Liabilities
Payable for investments purchased	$ 603,532
Payable for fund shares redeemed	360,879
Accrued management fee	35,867
Other affiliated payables	20,322
Other payables and accrued expenses	33,316
Total liabilities		1,053,916

Net Assets		$ 76,011,182
Net Assets consist of:
Paid in capital		$ 63,989,806
Undistributed net investment income		328,857
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,861,736
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,830,783
Net Assets, for 3,671,791 shares outstanding		$ 76,011,182
Net Asset Value, offering price and redemption price per share ($76,011,182 ÷ 3,671,791 shares)		$ 20.70

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 1,320,286
Interest		44
Income from Fidelity Central Funds (including $26,794 from security lending)		115,805
Total income		1,436,135

Expenses
Management fee	$ 460,879
Transfer agent fees	277,595
Accounting and security lending fees	37,794
Custodian fees and expenses	35,695
Independent trustees' compensation	296
Registration fees	29,593
Audit	35,872
Legal	1,604
Interest	16,942
Miscellaneous	6,541
Total expenses before reductions	902,811
Expense reductions	(8,692)	894,119
Net investment income (loss)		542,016
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,419,016
Foreign currency transactions	(6,803)
Total net realized gain (loss)		9,412,213
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,919,005)
Assets and liabilities in foreign currencies	583
Total change in net unrealized appreciation (depreciation)		(6,918,422)
Net gain (loss)		2,493,791
Net increase (decrease) in net assets resulting from operations		$ 3,035,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Industrials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 542,016	$ 216,156
Net realized gain (loss)	9,412,213	6,498,549
Change in net unrealized appreciation (depreciation)	(6,918,422)	2,768,625
Net increase (decrease) in net assets resulting from operations	3,035,807	9,483,330
Distributions to shareholders from net investment income	(285,699)	(167,989)
Distributions to shareholders from net realized gain	(6,810,352)	(4,339,314)
Total distributions	(7,096,051)	(4,507,303)
Share transactions Proceeds from sales of shares	96,555,061	57,428,807
Reinvestment of distributions	6,780,780	4,328,731
Cost of shares redeemed	(106,990,221)	(48,044,834)
Net increase (decrease) in net assets resulting from share transactions	(3,654,380)	13,712,704
Redemption fees	45,420	22,519
Total increase (decrease) in net assets	(7,669,204)	18,711,250

Net Assets
Beginning of period	83,680,386	64,969,136
End of period (including undistributed net investment income of $328,857 and undistributed net investment income of $108,975, respectively)	$ 76,011,182	$ 83,680,386
Other Information Shares
Sold	4,527,115	2,929,253
Issued in reinvestment of distributions	328,326	230,791
Redeemed	(5,174,527)	(2,550,620)
Net increase (decrease)	(319,086)	609,424

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 20.97	$ 19.21	$ 16.22	$ 11.04	$ 14.69
Income from Investment Operations
Net investment income (loss) C	.14	.06	.05	.02	(.05)
Net realized and unrealized gain (loss)	1.55	3.06	3.99	5.46	(3.61)
Total from investment operations	1.69	3.12	4.04	5.48	(3.66)
Distributions from net investment income	(.08)	(.05)	(.02)	(.01)	-
Distributions from net realized gain	(1.89)	(1.32)	(1.04)	(.30)	-
Total distributions	(1.97)	(1.37)	(1.06)	(.31)	-
Redemption fees added to paid in capital C	.01	.01	.01	.01	.01
Net asset value, end of period	$ 20.70	$ 20.97	$ 19.21	$ 16.22	$ 11.04
Total Return A, B	8.34%	17.23%	25.60%	49.87%	(24.85)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.12%	1.19%	1.60%	1.94%
Expenses net of fee waivers, if any	1.10%	1.12%	1.19%	1.60%	1.94%
Expenses net of all reductions	1.09%	1.07%	1.15%	1.57%	1.91%
Net investment income (loss)	.66%	.34%	.27%	.14%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,011	$ 83,680	$ 64,969	$ 36,797	$ 15,132
Portfolio turnover rate E	185%	168%	151%	166%	162%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Transportation Portfolio	7.65%	12.47%	14.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Transportation Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Transportation Portfolio

Management's Discussion of Fund Performance

Comments from Lindsay Connor, who became sole Portfolio Manager of Fidelity® Select Transportation Portfolio on January 4, 2007

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned 7.65%, beating the 6.64% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Transportation Index but trailing the 10.29% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund trailed the S&P 500. For the first seven months of the review period, the fund significantly trailed the Goldman Sachs index due in part to stock selection in airlines, along with a large overweighting in the group. My picks in application software and in construction and farm machinery/heavy trucks also detracted from our results. Overweighting railroads, underweighting aerospace and defense, and underweighting industrial conglomerates further hampered fund performance. On the positive side, not having a stake in homebuilders was beneficial, as demand for new homes continued to sputter. My choices in the marine group helped as well, as did our modest cash position. Among individual holdings, discount airline AirTran Holdings was a significant detractor. A fare war with rival Delta Air Lines undermined AirTran's pricing power and clouded its earnings outlook. Also hurting our results was an out-of-index position in NAVTEQ, a provider of digital map information. Air freight and logistics provider UTi Worldwide further detracted. Conversely, Expeditors International of Washington aided performance, as did American Commercial Lines, an operator of barges and towboats on North American inland waterways. Some stocks I've mentioned were sold by period end. Versus the MSCI index during the final five months, the fund handily outperformed, aided by an underweighting in the weak performing air freight and logistics segment, along with favorable stock selection in the group. Stock picking also added value in airlines, diversified metals and mining, and aerospace and defense. That said, my picks in oil and gas storage/transportation modestly detracted from performance. Individual contributors included an underweighting in poorly performing United Parcel Service, the largest benchmark component. A lighter-than-benchmark exposure to Southwest Airlines also was timely given the stock's negative return. An out-of-benchmark position in Titanium Metals further boosted our results. Conversely, not owning index component Continental Airlines hurt, as takeover speculation and lower fuel costs drove the stock's gains. The fund's positioning in US Airways Group detracted as well. Overall, the fund became more concentrated in its primary areas of focus to be more in line with the new MSCI benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Transportation Index, which returned 8.37% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 10.29%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Transportation Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Burlington Northern Santa Fe Corp.	10.8	6.2
Union Pacific Corp.	9.7	5.0
United Parcel Service, Inc. Class B	8.0	3.7
CSX Corp.	6.4	6.7
Norfolk Southern Corp.	5.3	5.4
FedEx Corp.	4.9	3.3
Expeditors International of Washington, Inc.	4.6	4.7
C.H. Robinson Worldwide, Inc.	3.7	3.9
AMR Corp.	3.0	2.3
Titanium Metals Corp.	2.5	1.8
	58.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Road & Rail	43.7%
Air Freight & Logistics	25.4%
Airlines	15.1%
Marine	3.8%
Aerospace & Defense	3.3%
All Others*	8.7%

As of August 31, 2006
Road & Rail	38.8%
Air Freight & Logistics	20.9%
Airlines	13.2%
Machinery	7.9%
Oil, Gas & Consumable Fuels	5.6%
All Others*	13.6%

* Includes short-term investments and net other assets.

Annual Report

Select Transportation Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
AEROSPACE & DEFENSE - 3.3%
Aerospace & Defense - 3.3%
AAR Corp. (a)	15,200	$ 442,472
Bombardier, Inc. Class B (sub. vtg.)	165,100	643,714
General Dynamics Corp.	2,700	206,442
Hexcel Corp. (a)	29,200	527,352
Ladish Co., Inc. (a)	5,000	209,000
Precision Castparts Corp.	5,600	509,432
Rockwell Collins, Inc.	7,300	478,004
Rolls-Royce Group PLC	20,800	200,722
Spirit AeroSystems Holdings, Inc. Class A	7,100	209,521
		3,426,659
AIR FREIGHT & LOGISTICS - 25.4%
Air Freight & Logistics - 25.4%
C.H. Robinson Worldwide, Inc. (d)	75,600	3,852,576
Expeditors International of Washington, Inc.	107,420	4,817,787
FedEx Corp.	45,000	5,138,100
Forward Air Corp.	25,550	833,441
Hub Group, Inc. Class A	20,560	651,135
Pacer International, Inc.	18,300	494,649
Panalpina Welttransport Holding AG	640	99,722
United Parcel Service, Inc. Class B	119,900	8,415,781
UTI Worldwide, Inc.	77,900	2,347,906
		26,651,097
AIRLINES - 15.1%
Airlines - 15.1%
Air France KLM (Reg.)	6,000	260,435
AirTran Holdings, Inc. (a)(d)	205,800	2,144,436
AMR Corp. (d)	93,200	3,177,188
Copa Holdings SA Class A	5,500	308,000
easyJet PLC (a)	29,700	386,229
Gol Linhas Aereas Inteligentes SA sponsored ADR	7,100	201,853
JetBlue Airways Corp. (a)(d)	188,514	2,320,607
Republic Airways Holdings, Inc. (a)	25,700	509,374
Ryanair Holdings PLC sponsored ADR (a)(d)	34,076	1,528,309
Southwest Airlines Co.	161,187	2,438,759
TAM SA (PN) sponsored ADR (ltd. vtg.)	7,400	216,524
UAL Corp. (a)	25,800	1,031,742
US Airways Group, Inc. (a)	25,500	1,333,395
		15,856,851
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Harris Corp.	7,100	348,468
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Textron, Inc.	2,900	267,641

	Shares	Value
MACHINERY - 1.2%
Construction & Farm Machinery & Heavy Trucks - 1.2%
Bucyrus International, Inc. Class A	6,200	$ 315,890
Joy Global, Inc.	8,100	359,154
Manitowoc Co., Inc.	3,200	187,840
Oshkosh Truck Co.	4,000	214,600
Terex Corp.	3,100	204,104
		1,281,588
MARINE - 3.8%
Marine - 3.8%
American Commercial Lines, Inc. (a)	59,982	2,167,150
Kirby Corp. (a)	43,900	1,604,106
Kuehne & Nagel International AG	1,230	93,858
Ultrapetrol Ltd.	5,600	100,912
		3,966,026
METALS & MINING - 3.2%
Diversified Metals & Mining - 2.8%
RTI International Metals, Inc. (a)	3,000	258,840
Titanium Metals Corp.	75,600	2,638,440
		2,897,280
Steel - 0.4%
Allegheny Technologies, Inc.	2,400	245,880
Carpenter Technology Corp.	1,800	213,390
		459,270
TOTAL METALS & MINING		3,356,550
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 0.5%
China Shenhua Energy Co. Ltd. (H Shares)	60,500	153,630
Massey Energy Co.	8,400	203,784
Peabody Energy Corp.	5,000	202,000
		559,414
Oil & Gas Refining & Marketing - 0.5%
Valero Energy Corp.	8,500	490,025
TOTAL OIL, GAS & CONSUMABLE FUELS		1,049,439
ROAD & RAIL - 43.7%
Railroads - 33.6%
Burlington Northern Santa Fe Corp.	143,000	11,324,172
Canadian National Railway Co.	2,200	96,122
Canadian Pacific Railway Ltd.	4,000	213,586
CSX Corp.	178,100	6,709,027
Florida East Coast Industries, Inc. Class A	9,000	547,650
Guangshen Railway Co. Ltd. sponsored ADR	8,400	258,132
Kansas City Southern (d)	13,950	446,958
Common Stocks - continued
	Shares	Value
ROAD & RAIL - CONTINUED
Railroads - continued
Norfolk Southern Corp.	116,700	$ 5,531,580
Union Pacific Corp.	103,000	10,158,890
		35,286,117
Trucking - 10.1%
Arkansas Best Corp.	4,600	181,562
Avis Budget Group, Inc.	9,300	247,287
Celadon Group, Inc. (a)	29,500	528,345
Con-way, Inc.	32,900	1,615,390
Dollar Thrifty Automotive Group, Inc. (a)	6,200	321,966
Frozen Food Express Industries, Inc.	25,800	216,204
Hertz Global Holdings, Inc.	22,000	467,720
J.B. Hunt Transport Services, Inc.	50,500	1,341,280
Knight Transportation, Inc.	28,800	537,984
Laidlaw International, Inc.	31,500	1,076,670
Landstar System, Inc.	36,270	1,620,906
Old Dominion Freight Lines, Inc. (a)	32,500	1,011,075
Trailer Bridge, Inc. (a)	12,504	105,659
Vitran Corp., Inc. (a)	11,200	212,016
YRC Worldwide, Inc. (a)	27,000	1,173,960
		10,658,024
TOTAL ROAD & RAIL		45,944,141
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Rush Enterprises, Inc. Class A (a)	16,700	310,119
TOTAL COMMON STOCKS (Cost $78,354,533)		102,458,579
Money Market Funds - 15.3%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	4,216,138	$ 4,216,138
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	11,851,204	11,851,204
TOTAL MONEY MARKET FUNDS (Cost $16,067,342)		16,067,342
TOTAL INVESTMENT PORTFOLIO - 112.9% (Cost $94,421,875)		118,525,921
NET OTHER ASSETS - (12.9)%		(13,498,780)
NET ASSETS - 100%		$ 105,027,141
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 161,106
Fidelity Securities Lending Cash Central Fund	72,242
Total	$ 233,348

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $11,506,525) - See accompanying schedule: Unaffiliated issuers (cost $78,354,533)	$ 102,458,579
Fidelity Central Funds (cost $16,067,342)	16,067,342
Total Investments (cost $94,421,875)		$ 118,525,921
Receivable for investments sold		1,655,584
Receivable for fund shares sold		1,171,110
Dividends receivable		133,311
Distributions receivable from Fidelity Central Funds		15,138
Prepaid expenses		629
Other receivables		4,579
Total assets		121,506,272

Liabilities
Payable for investments purchased	$ 3,939,620
Payable for fund shares redeemed	577,731
Accrued management fee	48,556
Other affiliated payables	26,782
Other payables and accrued expenses	35,238
Collateral on securities loaned, at value	11,851,204
Total liabilities		16,479,131

Net Assets		$ 105,027,141
Net Assets consist of:
Paid in capital		$ 80,330,168
Undistributed net investment income		90,218
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		502,631
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,104,124
Net Assets, for 1,981,697 shares outstanding		$ 105,027,141
Net Asset Value, offering price and redemption price per share ($105,027,141 ÷ 1,981,697 shares)		$ 53.00

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 1,028,879
Interest		6
Income from Fidelity Central Funds (including $72,242 from security lending)		233,348
Total income		1,262,233

Expenses
Management fee	$ 641,690
Transfer agent fees	356,537
Accounting and security lending fees	53,066
Custodian fees and expenses	24,553
Independent trustees' compensation	404
Registration fees	47,570
Audit	35,055
Legal	2,147
Miscellaneous	7,644
Total expenses before reductions	1,168,666
Expense reductions	(5,888)	1,162,778
Net investment income (loss)		99,455
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	719,610
Foreign currency transactions	(1,693)
Total net realized gain (loss)		717,917
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,783,757)
Assets and liabilities in foreign currencies	78
Total change in net unrealized appreciation (depreciation)		(1,783,679)
Net gain (loss)		(1,065,762)
Net increase (decrease) in net assets resulting from operations		$ (966,307)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 99,455	$ 309,175
Net realized gain (loss)	717,917	5,340,781
Change in net unrealized appreciation (depreciation)	(1,783,679)	8,140,215
Net increase (decrease) in net assets resulting from operations	(966,307)	13,790,171
Distributions to shareholders from net investment income	(46,855)	(250,837)
Distributions to shareholders from net realized gain	(2,366,175)	(2,277,096)
Total distributions	(2,413,030)	(2,527,933)
Share transactions Proceeds from sales of shares	188,256,102	147,323,750
Reinvestment of distributions	2,323,914	2,429,834
Cost of shares redeemed	(186,218,427)	(139,120,153)
Net increase (decrease) in net assets resulting from share transactions	4,361,589	10,633,431
Redemption fees	118,088	72,847
Total increase (decrease) in net assets	1,100,340	21,968,516

Net Assets
Beginning of period	103,926,801	81,958,285
End of period (including undistributed net investment income of $90,218 and undistributed net investment income of $58,316, respectively)	$ 105,027,141	$ 103,926,801
Other Information Shares
Sold	3,661,348	3,256,955
Issued in reinvestment of distributions	45,239	54,997
Redeemed	(3,794,241)	(3,190,130)
Net increase (decrease)	(87,654)	121,822

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 50.22	$ 42.08	$ 32.84	$ 22.80	$ 30.95
Income from Investment Operations
Net investment income (loss) C	.04	.17	.20 F	(.12)	(.18)
Net realized and unrealized gain (loss)	3.72 I	8.99	9.24	10.13	(8.02)
Total from investment operations	3.76	9.16	9.44	10.01	(8.20)
Distributions from net investment income	(.02)	(.10)	(.11)	-	-
Distributions from net realized gain	(1.01)	(.96)	(.13)	-	-
Total distributions	(1.03)	(1.06)	(.24)	-	-
Redemption fees added to paid in capital C	.05	.04	.04	.03	.05
Net asset value, end of period	$ 53.00	$ 50.22	$ 42.08	$ 32.84	$ 22.80
Total Return A, B	7.65%	22.24%	28.86%	44.04%	(26.33)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.03%	1.13%	1.17%	1.57%	1.77%
Expenses net of fee waivers, if any	1.03%	1.13%	1.17%	1.57%	1.77%
Expenses net of all reductions	1.02%	1.11%	1.14%	1.53%	1.75%
Net investment income (loss)	.09%	.40%	.53% F	(.40)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,027	$ 103,927	$ 81,958	$ 37,583	$ 21,820
Portfolio turnover rate E	133%	142%	148%	86%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share and an in-kind dividend received in a corporate reorganization which amounted to $.08 per share. Excluding these dividends, the ratio of net investment income (loss) to average net assets would have been .06%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio (formerly Cyclical Industries Portfolio), and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period each Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006, each Fund eliminated hourly NAV calculation. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Air Transportation Portfolio	$ 141,602,383	$ 27,610,076	$ (3,753,249)	$ 23,856,827
Defense and Aerospace Portfolio	1,007,261,608	247,417,533	(17,475,859)	229,941,674
Environmental Portfolio	50,031,928	4,204,121	(2,618,639)	1,585,482
Industrial Equipment Portfolio	65,733,833	16,732,794	(491,107)	16,241,687
Industrials Portfolio	68,793,349	7,612,348	(846,070)	6,766,278
Transportation Portfolio	94,652,159	25,729,062	(1,855,300)	23,873,762
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Air Transportation Portfolio	$ -	$ 2,686,658	$ -
Defense and Aerospace Portfolio	15,870,250	40,222,574	-
Environmental Portfolio	-	-	(4,005,657)
Industrial Equipment Portfolio	453,833	700,086	-
Industrials Portfolio	167,578	2,510,293	-
Transportation Portfolio	57,304	465,528	-

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 34,281	$ 2,703,280	$ 2,737,561
Defense and Aerospace Portfolio	8,083,424	72,532,345	80,615,769
Industrial Equipment Portfolio	473,930	709,259	1,183,189
Industrials Portfolio	1,434,237	5,661,814	7,096,051
Transportation Portfolio	46,855	2,366,175	2,413,030
February 28, 2006
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 106,269	$ 1,080,487	$ 1,186,756
Defense and Aerospace Portfolio	5,246,497	30,827,805	36,074,302
Industrial Equipment Portfolio	36,844	3,199,441	3,236,285
Industrials Portfolio	940,945	3,566,358	4,507,303
Transportation Portfolio	250,837	2,277,096	2,527,933

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	208,247,832	186,197,552
Defense and Aerospace Portfolio	965,266,331	799,619,085
Environmental Portfolio	161,510,212	158,732,689
Industrial Equipment Portfolio	95,137,485	87,263,703
Industrials Portfolio	147,970,293	157,556,511
Transportation Portfolio	145,969,016	143,094,918

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environmental Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.28%
Defense and Aerospace Portfolio	.29%
Environmental Portfolio	.33%
Industrial Equipment Portfolio	.26%
Industrials Portfolio	.34%
Transportation Portfolio	.31%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Funds to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Air Transportation Portfolio	$ 2,580
Defense and Aerospace Portfolio	3,810
Environmental Portfolio	1,575
Industrial Equipment Portfolio	510
Industrials Portfolio	518
Transportation Portfolio	1,740

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 3,892
Defense and Aerospace Portfolio	11,316
Environmental Portfolio	2,170
Industrial Equipment Portfolio	1,862
Industrials Portfolio	1,072
Transportation Portfolio	2,516

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Air Transportation Portfolio	Borrower	$ 4,368,333	5.15%	$ 3,749
Environmental Portfolio	Borrower	12,292,000	5.12%	3,499
Industrials Portfolio	Borrower	5,517,500	5.16%	1,581

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Air Transportation Portfolio	$ 274
Defense and Aerospace Portfolio	2,497
Environmental Portfolio	187
Industrial Equipment Portfolio	215
Industrials Portfolio	214
Transportation Portfolio	291

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Environmental Portfolio	$ 8,662,667	5.26%
Industrials Portfolio	19,882,800	5.56%

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Air Transportation Portfolio	$ 7,371	$ -	$ 590
Defense and Aerospace Portfolio	24,237	718	14,093
Environmental Portfolio	10,128	-	366
Industrial Equipment Portfolio	1,948	-	181
Industrials Portfolio	4,428	-	3,072
Transportation Portfolio	3,492	-	799

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio (formerly Cyclical Industries Portfolio), and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio (formerly Cyclical Industries Portfolio), and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present) Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006- present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrials Portfolio, Select Industrial Equipment Portfolio, and Select Transportation Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation	04/16/07	04/13/07	$0.00	$1.22
Industrials	04/16/07	04/13/07	$0.05	$0.70
Defense and Aerospace	04/16/07	04/13/07	$0.03	$3.86
Industrial Equipment	04/16/07	04/13/07	$0.11	$0.39
Transportation	04/16/07	04/13/07	$0.03	$0.25

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Air Transportation	$ 3,545,605
Industrials	$ 8,185,514
Defense and Aerospace	$ 98,310,351
Industrial Equipment	$ 1,111,120
Transportation	$ 732,993

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Air Transportation
April, 2006	100%
Industrials
April 2006	48%
December 2006	100%
Defense and Aerospace
April 2006	44%
December 2006	100%
Industrial Equipment
April, 2006	100%
December, 2006	100%
Transportation
April, 2006	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Air Transportation
April 2006	100%
Industrials
April 2006	58%
December 2006	100%
Defense and Aerospace
April 2006	49%
December 2006	100%
Industrial Equipment
April, 2006	100%
December, 2006	100%
Transportation
April, 2006	100%

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
PROPOSAL 3A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
Industrials Portfolio
	# of Votes	% of Votes
Affirmative	30,619,544.53	88.165
Against	2,307,189.64	6.643
Abstain	814,036.55	2.344
Broker Non-Votes	989,077.44	2.848
TOTAL	34,729,848.16	100.000
PROPOSAL 3B
To modify the fund's investment concentration policy.
Industrials Portfolio
	# of Votes	% of Votes
Affirmative	30,585,896.92	88.068
Against	2,358,363.88	6.791
Abstain	796,509.92	2.293
Broker Non-Votes	989,077.44	2.848
TOTAL	34,729,848.16	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SELCI-UANN-0407
1.813656.102

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Select Automotive Portfolio

Select Construction and Housing Portfolio

Select Consumer Discretionary Portfolio (formerly Select Consumer Industries Portfolio)

Select Leisure Portfolio

Select Multimedia Portfolio

Select Retailing Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Consumer Discretionary Sector
Automotive	<Click Here>
Construction and Housing	<Click Here>
Consumer Discretionary	<Click Here>
Leisure	<Click Here>
Multimedia	<Click Here>
Retailing	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Consumer Discretionary Sector are described in detail below.

Automotive

The fund is now benchmarked to the MSCI US Investable Market Automobiles & Components Index.

Construction and Housing

Shareholders approved modifying the fund's investment policies to better reflect its focus on housing, including retail homebuilders, as well as construction companies. The fund is now benchmarked to the MSCI US Investable Market Construction & Housing Custom Index.

Consumer Discretionary (formerly Consumer Industries)

Shareholders approved narrowing the fund's policies to focus on companies engaged in the manufacture and distribution of consumer discretionary products and services. Consumer discretionary companies are a subset of the broader consumer industries sector, which is generally made up of consumer discretionary and consumer staples companies. The fund is now benchmarked to the MSCI US Investable Market Consumer Discretionary Index.

Leisure

The fund is now benchmarked to the MSCI US Investable Market Consumer Services Index.

Multimedia

The fund is now benchmarked to the MSCI US Investable Market Media Index.

Retailing

The fund is now benchmarked to the MSCI US Investable Market Retailing Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Automotive Portfolio
Actual	$ 1,000.00	$ 1,187.50	$ 6.45**
HypotheticalA	$ 1,000.00	$ 1,018.89	$ 5.96**
Construction and Housing Portfolio
Actual	$ 1,000.00	$ 1,180.90	$ 5.41
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01
Consumer Discretionary Portfolio
Actual	$ 1,000.00	$ 1,118.70	$ 6.15**
HypotheticalA	$ 1,000.00	$ 1,018.99	$ 5.86**
Leisure Portfolio
Actual	$ 1,000.00	$ 1,157.60	$ 5.03
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71
Multimedia Portfolio
Actual	$ 1,000.00	$ 1,139.70	$ 5.41
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11
Retailing Portfolio
Actual	$ 1,000.00	$ 1,177.20	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.16

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Automotive Portfolio	1.19%**
Construction and Housing Portfolio	1.00%
Consumer Discretionary Portfolio	1.17%**
Leisure Portfolio	.94%
Multimedia Portfolio	1.02%
Retailing Portfolio	1.03%

**If fees effective January 1, 2007 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Automotive Portfolio	1.15%
Actual		$ 6.24
HypotheticalA		$ 5.76
Consumer Discretionary Portfolio
Actual	1.15%	$ 6.04
HypotheticalA		$ 5.76

Annual Report

Select Automotive Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Automotive Portfolio	17.33%	9.27%	6.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Automotive Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Automotive Portfolio

Management's Discussion of Fund Performance

Comments from Lee Miles, Portfolio Manager of Fidelity® Select Automotive Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned 17.33%, trailing the 26.42% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Automobiles & Components Index, but surpassing the S&P 500 and the 15.41% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months.1 During the first seven months of the fiscal period, the fund edged the Goldman Sachs index. Performance benefited from some good picks in auto parts and equipment, led by Visteon - a major parts supplier to Ford - which was the top overall contributor to relative results. An out-of-benchmark position in Amerigon, a manufacturer of climate-controlled seat systems and radar-operated lane-departure warning systems, also added to the fund's return. The fund was helped further by overweighted positions in several automakers that performed well, including General Motors (GM), Honda and Toyota. Our out-of-index position in Harman International, a supplier of car stereos and navigation systems, was the principal detractor from results during this period. Other notable detractors included NAVTEQ - not in the index - which makes database software for navigation systems, and Gentex, a maker of auto-dimming mirrors. The fund beat its new MSCI index during the final five months, bolstered by strong stock selection among the automakers, both foreign and domestic. Specifically, the fund benefited from underweighted positions in GM and Ford, as both of these stocks underperformed. Out-of-benchmark holdings in Japanese manufacturers Toyota and Isuzu, and a significantly underweighted position in lagging Harley Davidson also helped boost the fund's relative return. We took profits on Isuzu and sold the position before the period ended. Conversely, subpar security selection in auto parts and equipment dampened results. Notable detractors in this category included South Korea's Hyundai Mobis, which is not in the index, and an underweighting in Johnson Controls. An out-of-benchmark position in French automaker Renault was the biggest individual disappointment, as the stock lagged due to weaker-than-expected sales in Western Europe.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Automobiles & Components Index, which returned 13.40% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 15.41%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Automotive Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson Controls, Inc.	17.7	5.7
Harley-Davidson, Inc.	15.0	0.0
Ford Motor Co.	9.0	2.0
General Motors Corp.	6.7	1.8
Renault SA	4.9	4.0
The Goodyear Tire & Rubber Co.	4.9	0.6
BorgWarner, Inc.	4.9	2.9
Gentex Corp.	3.5	2.5
Toyota Motor Corp.	3.1	7.5
Bayerische Motoren Werke AG (BMW)	2.5	2.0
	72.2
Top Industries (% of fund's net assets)
As of February 28, 2007
Automobiles	50.5%
Auto Components	45.9%
Household Durables	0.8%
Electrical Equipment	0.5%
Software	0.3%
All Others*	2.0%

As of August 31, 2006
Automobiles	37.6%
Auto Components	23.6%
Specialty Retail	16.1%
Machinery	12.0%
Distributors	3.6%
All Others*	7.1%

* Includes short-term investments and net other assets.

Annual Report

Select Automotive Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
AUTO COMPONENTS - 45.9%
Auto Parts & Equipment - 39.4%
Aftermarket Technology Corp. (a)	7,600	$ 170,088
Aisin Seiki Co. Ltd.	2,500	85,838
Akebono Brake Industry Co. Ltd. (d)	15,000	130,961
American Axle & Manufacturing Holdings, Inc.	20,796	510,126
Amerigon, Inc. (a)	21,200	235,744
ArvinMeritor, Inc.	18,700	341,462
Bharat Forge Ltd.	158	1,179
BorgWarner, Inc.	31,500	2,319,660
Drew Industries, Inc. (a)	7,400	213,120
Exedy Corp.	2,900	88,617
Gentex Corp. (d)	99,500	1,662,645
Hyundai Mobis	3,150	260,897
Johnson Controls, Inc.	90,190	8,459,821
Kongsberg Automotive AS	22,800	200,727
Lear Corp.	27,600	1,018,992
LKQ Corp. (a)	22,200	482,184
Modine Manufacturing Co.	11,700	288,639
Nippon Seiki Co. Ltd.	5,000	120,257
Nissin Kogyo Co. Ltd.	5,000	131,380
Sauer-Danfoss, Inc.	5,300	195,782
SORL Auto Parts, Inc. (a)	12,800	99,840
Superior Industries International, Inc.	5,300	113,685
Tenneco, Inc. (a)	29,100	707,130
TRW Automotive Holdings Corp. (a)	16,500	502,590
Visteon Corp. (a)	56,300	480,239
		18,821,603
Tires & Rubber - 6.5%
Bandag, Inc.	1,900	96,102
Continental AG	2,500	312,013
Cooper Tire & Rubber Co.	23,800	350,812
The Goodyear Tire & Rubber Co. (a)(d)	94,800	2,333,976
		3,092,903
TOTAL AUTO COMPONENTS		21,914,506
AUTOMOBILES - 50.5%
Automobile Manufacturers - 35.1%
Bayerische Motoren Werke AG (BMW)	20,600	1,197,031
DaimlerChrysler AG	5,400	367,578
Fleetwood Enterprises, Inc. (a)	29,700	275,319
Ford Motor Co. (d)	538,700	4,266,504
Ford Otomotiv Sanayi AS	46,000	393,914
General Motors Corp. (d)	100,300	3,201,576
Honda Motor Co. Ltd. sponsored ADR	27,300	1,013,649
Hyundai Motor Co.	2,160	158,259
Maruti Udyog Ltd.	76	1,451
Monaco Coach Corp.	17,000	273,870
Nissan Motor Co. Ltd. sponsored ADR (d)	26,100	600,039
Renault SA	19,700	2,343,432
Thor Industries, Inc.	17,400	728,016

	Shares	Value
Tofas Turk Otomobil Fabrikasi AS	30,000	$ 111,465
Toyota Motor Corp.	400	26,700
Toyota Motor Corp. sponsored ADR	10,700	1,428,450
Winnebago Industries, Inc.	10,900	354,468
		16,741,721
Motorcycle Manufacturers - 15.4%
Bajaj Auto Ltd.	3,847	228,477
Harley-Davidson, Inc.	108,500	7,150,150
		7,378,627
TOTAL AUTOMOBILES		24,120,348
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
Ener1, Inc. (a)	800,000	224,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Electronic Equipment & Instruments - 0.0%
Iteris, Inc. (a)	1,400	3,668
HOUSEHOLD DURABLES - 0.8%
Consumer Electronics - 0.8%
Harman International Industries, Inc.	3,700	366,892
MACHINERY - 0.1%
Construction & Farm Machinery & Heavy Trucks - 0.1%
Tata Motors Ltd. sponsored ADR	2,800	51,828
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Titanium Metals Corp.	2,300	80,270
SOFTWARE - 0.3%
Application Software - 0.3%
NAVTEQ Corp. (a)	4,000	127,840
TOTAL COMMON STOCKS (Cost $47,353,683)		46,889,352
Money Market Funds - 17.7%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	603,450	$ 603,450
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	7,851,814	7,851,814
TOTAL MONEY MARKET FUNDS (Cost $8,455,264)		8,455,264
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $55,808,947)		55,344,616
NET OTHER ASSETS - (16.0)%		(7,637,073)
NET ASSETS - 100%		$ 47,707,543
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,528
Fidelity Securities Lending Cash Central Fund	17,222
Total	$ 56,750
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.7%
Japan	7.7%
France	4.9%
Germany	4.0%
Turkey	1.0%
Others (individually less than 1%)	1.7%
100.0%
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $2,058,115 of which $878,623 and $1,179,492 will expire on February 29, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $7,686,808) - See accompanying schedule: Unaffiliated issuers (cost $47,353,683)	$ 46,889,352
Fidelity Central Funds (cost $8,455,264)	8,455,264
Total Investments (cost $55,808,947)		$ 55,344,616
Foreign currency held at value (cost $4)		4
Receivable for investments sold		2,839,904
Receivable for fund shares sold		363,602
Dividends receivable		39,846
Distributions receivable from Fidelity Central Funds		6,506
Prepaid expenses		55
Receivable from investment adviser for expense reductions		6,530
Other receivables		5,650
Total assets		58,606,713

Liabilities
Payable for investments purchased	$ 36,439
Payable for fund shares redeemed	2,930,869
Accrued management fee	23,356
Other affiliated payables	10,317
Other payables and accrued expenses	46,375
Collateral on securities loaned, at value	7,851,814
Total liabilities		10,899,170

Net Assets		$ 47,707,543
Net Assets consist of:
Paid in capital		$ 50,848,804
Accumulated net investment loss		(240)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,680,356)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(460,665)
Net Assets, for 1,185,587 shares outstanding		$ 47,707,543
Net Asset Value, offering price and redemption price per share ($47,707,543 ÷ 1,185,587 shares)		$ 40.24

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 296,855
Interest		1,305
Income from Fidelity Central Funds (including $17,222 from security lending)		56,750
Total income		354,910

Expenses
Management fee	$ 148,688
Transfer agent fees	85,962
Accounting and security lending fees	11,782
Custodian fees and expenses	68,695
Independent trustees' compensation	111
Registration fees	36,283
Audit	42,133
Legal	11,099
Interest	2,508
Miscellaneous	1,727
Total expenses before reductions	408,988
Expense reductions	(95,816)	313,172
Net investment income (loss)		41,738
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,285)	1,911,251
Foreign currency transactions	(7,334)
Total net realized gain (loss)		1,903,917
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $15,459)	(392,542)
Assets and liabilities in foreign currencies	(381)
Total change in net unrealized appreciation (depreciation)		(392,923)
Net gain (loss)		1,510,994
Net increase (decrease) in net assets resulting from operations		$ 1,552,732

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,738	$ 30,429
Net realized gain (loss)	1,903,917	272,925
Change in net unrealized appreciation (depreciation)	(392,923)	(886,750)
Net increase (decrease) in net assets resulting from operations	1,552,732	(583,396)
Distributions to shareholders from net investment income	(88,153)	(29,914)
Share transactions Proceeds from sales of shares	93,868,957	32,879,236
Reinvestment of distributions	84,064	27,917
Cost of shares redeemed	(63,095,640)	(33,914,891)
Net increase (decrease) in net assets resulting from share transactions	30,857,381	(1,007,738)
Redemption fees	24,628	27,708
Total increase (decrease) in net assets	32,346,588	(1,593,340)

Net Assets
Beginning of period	15,360,955	16,954,295
End of period (including accumulated net investment loss of $240 and accumulated net investment loss of $256, respectively)	$ 47,707,543	$ 15,360,955
Other Information Shares
Sold	2,423,941	942,833
Issued in reinvestment of distributions	2,232	823
Redeemed	(1,687,796)	(993,625)
Net increase (decrease)	738,377	(49,969)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.35	$ 34.10	$ 32.36	$ 21.27	$ 25.93
Income from Investment Operations
Net investment income (loss) C	.06	.06	(.11)	(.22)	(.13)
Net realized and unrealized gain (loss)	5.85	.21 F	1.81	11.29	(4.59)
Total from investment operations	5.91	.27	1.70	11.07	(4.72)
Distributions from net investment income	(.06)	(.07)	-	-	-
Redemption fees added to paid in capital C	.04	.05	.04	.02	.06
Net asset value, end of period	$ 40.24	$ 34.35	$ 34.10	$ 32.36	$ 21.27
Total Return A, B	17.33%	.94%	5.38%	52.14%	(17.97)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.58%	1.59%	1.64%	1.78%	1.71%
Expenses net of fee waivers, if any	1.22%	1.25%	1.58%	1.78%	1.71%
Expenses net of all reductions	1.21%	1.19%	1.56%	1.77%	1.68%
Net investment income (loss)	.16%	.17%	(.34)%	(.77)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,708	$ 15,361	$ 16,954	$ 21,438	$ 15,241
Portfolio turnover rate E	256%	206%	188%	125%	217%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Construction and Housing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing Portfolio	5.41%	13.68%	13.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Construction and Housing Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Construction and Housing Portfolio

Management's Discussion of Fund Performance

Comments from Nora Creedon, Portfolio Manager of Fidelity® Select Construction and Housing Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year, the fund was up 5.41%, compared with a decline of 1.08% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Construction & Housing Custom Index, and an advance of 17.74% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI index mentioned above, which the fund was compared with during the period's final five months1. For the same 12-month period, the fund underperformed the S&P 500. During the review period's first seven months, the fund fell short of the Goldman Sachs index, mostly because of its sizable overexposure to homebuilding stocks, which were especially weak. Among the most notable detractors in this space were D.R. Horton, KB Home and Lennar. Out-of-index home improvement retailers Home Depot and Lowe's, also with significant leverage to the slowing housing market, were major drags on performance as well. Positive results came from good stock selection in the industrial machinery, real estate management/development and trading/distributors groups, with Danaher, China Overseas Land & Investment and WESCO International, respectively, leading the way. A stake in high-end paint maker Sherwin-Williams also helped. Danaher was no longer held in the portfolio at the end of the 12-month review period. During the early part of the final five months of the period, as homebuilder stocks fell to book-value levels, some of these stocks rallied on renewed interest from value investors. Later, however, grave concerns about the credit quality of subprime mortgages stalled the rally. Overall during this period, the fund performed roughly in line with its new MSCI benchmark. An underweighting and favorable stock selection in the homebuilding space helped, as did favorable picks among home improvement retailers and mall-related real estate investment trusts (REITs). Not owning homebuilder and index component Centex provided the biggest relative contribution, while strong performance by holdings in such commercially oriented businesses as mall REIT General Growth Properties, an out-of-index holding, and global real estate services leader CB Richard Ellis Group also were notable. A small out-of-benchmark stake in Norwegian construction and property development firm Veidekke helped as well. Holding back our results were underweightings in construction materials and building products, with underrepresented holdings in Vulcan Materials and American Standard, respectively, both hurting. Having no stake in Realogy - a leading provider of real estate and relocation services that rose on a takeover bid - also detracted, as did an overweighting in non-index stock Caterpillar, which makes heavy construction equipment.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Construction & Housing Custom Index, which returned 15.69% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 17.74%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Construction and Housing Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	22.9	5.9
Lowe's Companies, Inc.	15.1	3.7
Fluor Corp.	4.4	5.6
CB Richard Ellis Group, Inc. Class A	3.3	0.0
D.R. Horton, Inc.	3.2	3.9
Pulte Homes, Inc.	2.5	3.5
Vulcan Materials Co.	2.5	3.4
Forest City Enterprises, Inc. Class A	2.3	0.0
Martin Marietta Materials, Inc.	2.0	1.8
General Growth Properties, Inc.	2.0	2.0
	60.2
Top Industries (% of fund's net assets)
As of February 28, 2007
Specialty Retail	39.8%
Construction & Engineering	13.0%
Household Durables	12.3%
Real Estate Management & Development	8.6%
Construction Materials	6.9%
All Others*	19.4%

As of August 31, 2006
Household Durables	15.9%
Machinery	15.0%
Specialty Retail	12.2%
Construction & Engineering	11.8%
Thrifts & Mortgage Finance	10.7%
All Others*	34.4%

* Includes short-term investments and net other assets.

Annual Report

Select Construction and Housing Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
BUILDING PRODUCTS - 3.5%
Building Products - 3.5%
American Standard Companies, Inc.	39,300	$ 2,082,507
Masco Corp.	94,700	2,826,795
NCI Building Systems, Inc. (a)	13,900	776,176
		5,685,478
COMMUNICATIONS EQUIPMENT - 1.0%
Communications Equipment - 1.0%
Dycom Industries, Inc. (a)	34,000	850,000
MasTec, Inc. (a)	71,800	822,828
		1,672,828
CONSTRUCTION & ENGINEERING - 13.0%
Construction & Engineering - 13.0%
Chicago Bridge & Iron Co. NV (NY Shares)	45,800	1,361,634
EMCOR Group, Inc. (a)	17,700	1,063,062
Fluor Corp.	85,600	7,230,632
Foster Wheeler Ltd. (a)	47,600	2,631,328
Infrasource Services, Inc. (a)	49,700	1,218,644
Jacobs Engineering Group, Inc. (a)	30,800	2,782,472
Shaw Group, Inc. (a)	45,400	1,397,412
URS Corp. (a)	28,000	1,163,960
Veidekke ASA	16,400	850,254
Washington Group International, Inc. (a)	15,700	920,334
YIT-Yhtyma OY	20,550	670,353
		21,290,085
CONSTRUCTION MATERIALS - 6.9%
Construction Materials - 6.9%
Eagle Materials, Inc. (d)	25,200	1,167,264
Florida Rock Industries, Inc.	26,475	1,783,886
Martin Marietta Materials, Inc.	26,700	3,346,044
Texas Industries, Inc. (d)	11,500	910,915
Vulcan Materials Co.	34,600	4,030,554
		11,238,663
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Facilities - 0.2%
Brookdale Senior Living, Inc.	8,000	377,680
HOUSEHOLD DURABLES - 12.3%
Homebuilding - 12.3%
D.R. Horton, Inc.	208,466	5,288,782
KB Home	58,800	2,916,480
Lennar Corp. Class A	63,100	3,107,044
Pulte Homes, Inc.	140,900	4,165,004

	Shares	Value
Ryland Group, Inc.	7,000	$ 337,190
Standard Pacific Corp. (d)	53,000	1,353,090
Toll Brothers, Inc. (a)	101,600	3,033,776
		20,201,366
MACHINERY - 1.7%
Construction & Farm Machinery & Heavy Trucks - 1.7%
Bucyrus International, Inc. Class A	13,100	667,445
Caterpillar, Inc.	22,000	1,417,240
Joy Global, Inc.	16,800	744,912
		2,829,597
REAL ESTATE INVESTMENT TRUSTS - 3.6%
Residential REITs - 1.4%
Equity Residential (SBI)	26,100	1,325,619
United Dominion Realty Trust, Inc. (SBI)	26,596	868,359
		2,193,978
Retail REITs - 2.0%
General Growth Properties, Inc.	52,500	3,330,075
Specialized REITs - 0.2%
Health Care Property Investors, Inc.	9,600	352,992
TOTAL REAL ESTATE INVESTMENT TRUSTS		5,877,045
REAL ESTATE MANAGEMENT & DEVELOPMENT - 8.6%
Real Estate Management & Development - 8.6%
AV Jennings Homes Ltd.	768,664	835,823
CB Richard Ellis Group, Inc. Class A (a)(d)	160,900	5,361,188
China Overseas Land & Investment Ltd.	1,069,000	1,078,160
Forest City Enterprises, Inc. Class A	60,200	3,719,156
The St. Joe Co. (d)	56,500	3,143,660
		14,137,987
SPECIALTY RETAIL - 39.8%
Home Improvement Retail - 39.4%
Home Depot, Inc. (d)	949,250	37,590,300
Lowe's Companies, Inc. (d)	760,000	24,745,600
Sherwin-Williams Co.	35,600	2,369,180
		64,705,080
Homefurnishing Retail - 0.4%
Pier 1 Imports, Inc.	87,900	596,841
TOTAL SPECIALTY RETAIL		65,301,921
TRADING COMPANIES & DISTRIBUTORS - 1.2%
Trading Companies & Distributors - 1.2%
WESCO International, Inc. (a)	28,500	1,901,805
TOTAL COMMON STOCKS (Cost $120,934,645)		150,514,455
Money Market Funds - 25.1%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	13,915,979	$ 13,915,979
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	27,186,675	27,186,675
TOTAL MONEY MARKET FUNDS (Cost $41,102,654)		41,102,654
TOTAL INVESTMENT PORTFOLIO - 116.9% (Cost $162,037,299)		191,617,109
NET OTHER ASSETS - (16.9)%		(27,636,447)
NET ASSETS - 100%		$ 163,980,662
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 147,851
Fidelity Securities Lending Cash Central Fund	176,554
Total	$ 324,405

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $26,240,245) - See accompanying schedule: Unaffiliated issuers (cost $120,934,645)	$ 150,514,455
Fidelity Central Funds (cost $41,102,654)	41,102,654
Total Investments (cost $162,037,299)		$ 191,617,109
Receivable for fund shares sold		361,085
Dividends receivable		46,553
Distributions receivable from Fidelity Central Funds		40,326
Prepaid expenses		871
Other receivables		15,219
Total assets		192,081,163

Liabilities
Payable for fund shares redeemed	749,715
Accrued management fee	77,977
Other affiliated payables	43,777
Other payables and accrued expenses	42,357
Collateral on securities loaned, at value	27,186,675
Total liabilities		28,100,501

Net Assets		$ 163,980,662
Net Assets consist of:
Paid in capital		$ 127,540,534
Undistributed net investment income		566,263
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,294,055
Net unrealized appreciation (depreciation) on investments		29,579,810
Net Assets, for 3,566,126 shares outstanding		$ 163,980,662
Net Asset Value, offering price and redemption price per share ($163,980,662 ÷ 3,566,126 shares)		$ 45.98

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 2,216,818
Income from Fidelity Central Funds (including $176,554 from security lending)		324,405
Total income		2,541,223

Expenses
Management fee	$ 1,002,483
Transfer agent fees	621,162
Accounting and security lending fees	86,055
Custodian fees and expenses	23,551
Independent trustees' compensation	677
Registration fees	29,127
Audit	36,440
Legal	3,906
Miscellaneous	16,633
Total expenses before reductions	1,820,034
Expense reductions	(12,752)	1,807,282
Net investment income (loss)		733,941
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,755,965
Foreign currency transactions	3,876
Total net realized gain (loss)		21,759,841
Change in net unrealized appreciation (depreciation) on investment securities		(21,412,222)
Net gain (loss)		347,619
Net increase (decrease) in net assets resulting from operations		$ 1,081,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 733,941	$ 9,821
Net realized gain (loss)	21,759,841	6,319,571
Change in net unrealized appreciation (depreciation)	(21,412,222)	8,021,493
Net increase (decrease) in net assets resulting from operations	1,081,560	14,350,885
Distributions to shareholders from net investment income	(164,323)	(48,224)
Distributions to shareholders from net realized gain	(21,267,651)	(2,067,434)
Total distributions	(21,431,974)	(2,115,658)
Share transactions Proceeds from sales of shares	79,173,304	370,971,483
Reinvestment of distributions	20,689,569	2,048,294
Cost of shares redeemed	(159,966,113)	(380,317,030)
Net increase (decrease) in net assets resulting from share transactions	(60,103,240)	(7,297,253)
Redemption fees	31,212	260,223
Total increase (decrease) in net assets	(80,422,442)	5,198,197

Net Assets
Beginning of period	244,403,104	239,204,907
End of period (including undistributed net investment income of $566,263 and distributions in excess of net investment income of $32, respectively)	$ 163,980,662	$ 244,403,104
Other Information Shares
Sold	1,680,588	7,902,684
Issued in reinvestment of distributions	451,499	49,218
Redeemed	(3,511,759)	(8,226,702)
Net increase (decrease)	(1,379,672)	(274,800)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 49.42	$ 45.82	$ 36.04	$ 22.55	$ 28.41
Income from Investment Operations
Net investment income (loss) C	.19	- I	.02	(.05) F	(.10)
Net realized and unrealized gain (loss)	2.28	3.99	10.78	13.52	(5.81)
Total from investment operations	2.47	3.99	10.80	13.47	(5.91)
Distributions from net investment income	(.05)	(.01)	-	-	-
Distributions from net realized gain	(5.87)	(.42)	(1.06)	-	-
Total distributions	(5.92)	(.43)	(1.06)	-	-
Redemption fees added to paid in capital C	.01	.04	.04	.02	.05
Net asset value, end of period	$ 45.98	$ 49.42	$ 45.82	$ 36.04	$ 22.55
Total Return A, B	5.41%	8.98%	30.28%	59.82%	(20.63)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.02%	1.05%	1.09%	1.37%	1.44%
Expenses net of fee waivers, if any	1.02%	1.05%	1.09%	1.37%	1.44%
Expenses net of all reductions	1.02%	1.01%	1.08%	1.35%	1.41%
Net investment income (loss)	.41%	-%	.04%	(.15)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,981	$ 244,403	$ 239,205	$ 97,338	$ 47,083
Portfolio turnover rate E	54%	154%	119%	71%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Discretionary Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Consumer Discretionary Portfolio	12.99%	5.68%	8.01%

Prior to October 1, 2006, Select Consumer Discretionary Portfolio was named Select Consumer Industries Portfolio, operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Consumer Discretionary Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Select Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Comments from John Harris, who became Portfolio Manager of Fidelity® Select Consumer Discretionary Portfolio on
April 11, 2007, after the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund was up 12.99%, while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index returned 14.93% and a blended index specific to this fund advanced 18.42%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months 1. The new supplemental benchmark and simultaneous name change reflected a narrowing of the fund's focus, from both consumer discretionary and consumer staples stocks to just consumer discretionary issues. The portfolio outperformed the S&P 500 during the 12-month time frame. For the first seven months of the review period, the fund lagged behind the Goldman Sachs index, hurt by an underweighting in broadcast and cable stocks, which generally did well, and overweighted holdings in Internet software and services firms that underperformed. Internet auctioneer eBay lost value on investor concerns about the firm's growth trends and high stock valuation, and we sold the position. Not owning index component Comcast during this time - although we added it later - also hurt results as the stock soared. On the positive side, underweighting home improvement retailers helped results when their stocks declined on investor fears that a housing market slowdown would hurt sales. An overweighting in department stores and stock selection in packaged foods aided relative performance as well. Top contributors included an out-of-index position in Google and an overweighting in Federated Department Stores, the nation's largest department store chain. The firm had acquired its chief competitor, May Department Stores, in late 2005, and investors applauded Federated's turnaround plan for the merged companies. The fund underperformed the MSCI index during the final five months of the period, held back by retail holdings that had helped results earlier in the year but declined in the fourth quarter. Apparel retail was a particular area of weakness. Retailers in general were buffeted by investor fears that holiday sales would come in below projections. Those fears in the end turned out to be largely unfounded, and many of the same stocks began to recover in 2007. Key detractors during the final five months included a quartet of retailers: Federated Department Stores, women's clothing chain Coldwater Creek, and electronics retailers Best Buy and Circuit City. By period end, the fund's Circuit City and Coldwater Creek positions had been sold. On the positive side, Saks, Polo Ralph Lauren and Coach, three high-end fashion retailers, were among the fund's best relative performers.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Consumer Discretionary Index, which returned 11.49% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 18.42%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Discretionary Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Federated Department Stores, Inc.	6.7	5.3
News Corp. Class A	6.1	2.0
Time Warner, Inc.	5.4	0.0
Comcast Corp. Class A	5.0	0.0
Target Corp.	3.2	1.8
McDonald's Corp.	3.0	0.0
JCPenney Co., Inc.	2.9	1.7
Saks, Inc.	2.7	0.9
McGraw-Hill Companies, Inc.	2.7	1.1
Polo Ralph Lauren Corp. Class A	2.6	0.8
	40.3
Top Industries (% of fund's net assets)
As of February 28, 2007
Media	24.0%
Multiline Retail	19.8%
Specialty Retail	18.4%
Hotels, Restaurants & Leisure	14.5%
Textiles, Apparel & Luxury Goods	11.1%
All Others*	12.2%

As of August 31, 2006
Food Products	13.6%
Food & Staples Retailing	12.8%
Beverages	12.4%
Specialty Retail	12.3%
Multiline Retail	9.7%
All Others*	39.2%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Discretionary Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
AUTOMOBILES - 1.2%
Automobile Manufacturers - 1.2%
Renault SA	1,700	$ 202,225
Toyota Motor Corp. sponsored ADR	2,200	293,700
		495,925
COMPUTERS & PERIPHERALS - 1.5%
Computer Hardware - 1.5%
Apple, Inc. (a)	1,100	93,071
Hewlett-Packard Co.	12,800	504,064
		597,135
DIVERSIFIED CONSUMER SERVICES - 1.5%
Specialized Consumer Services - 1.5%
Sotheby's Class A (ltd. vtg.)	16,800	610,848
DIVERSIFIED FINANCIAL SERVICES - 1.4%
Specialized Finance - 1.4%
Moody's Corp.	9,000	582,480
FOOD & STAPLES RETAILING - 1.1%
Food Retail - 1.0%
Tesco PLC	2,275	19,306
Tesco PLC Sponsored ADR	15,400	393,470
		412,776
Hypermarkets & Super Centers - 0.1%
Wal-Mart de Mexico SA de CV Series V	9,000	34,787
TOTAL FOOD & STAPLES RETAILING		447,563
HOTELS, RESTAURANTS & LEISURE - 14.5%
Casinos & Gaming - 6.2%
Ameristar Casinos, Inc.	7,900	256,118
Aristocrat Leisure Ltd.	7,900	104,577
Bally Technologies, Inc. (a)	15,700	343,045
Boyd Gaming Corp.	7,900	370,273
International Game Technology	12,400	511,500
Las Vegas Sands Corp. (a)	3,200	276,096
Penn National Gaming, Inc. (a)	8,300	387,029
Wynn Resorts Ltd. (d)	2,400	235,248
		2,483,886
Hotels, Resorts & Cruise Lines - 3.2%
Accor SA	6,800	600,489
Marriott International, Inc. Class A	11,900	570,129
Starwood Hotels & Resorts Worldwide, Inc.	1,700	111,860
		1,282,478
Restaurants - 5.1%
McDonald's Corp.	27,400	1,197,928
Starbucks Corp. (a)	5,400	166,860

	Shares	Value
Tim Hortons, Inc.	3,977	$ 119,588
Wendy's International, Inc.	18,200	584,038
		2,068,414
TOTAL HOTELS, RESTAURANTS & LEISURE		5,834,778
HOUSEHOLD DURABLES - 1.4%
Homebuilding - 0.9%
D.R. Horton, Inc.	5,000	126,850
Ryland Group, Inc.	1,500	72,255
Toll Brothers, Inc. (a)	5,700	170,202
		369,307
Household Appliances - 0.5%
Whirlpool Corp.	2,400	211,704
TOTAL HOUSEHOLD DURABLES		581,011
INTERNET & CATALOG RETAIL - 0.5%
Internet Retail - 0.5%
Blue Nile, Inc. (a)(d)	4,900	191,100
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
Google, Inc. Class A (sub. vtg.) (a)	954	428,775
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Leisure Products - 0.1%
Sports Direct International PLC	7,600	42,549
MEDIA - 24.0%
Advertising - 0.3%
National CineMedia, Inc.	3,600	94,392
Broadcasting & Cable TV - 6.4%
Comcast Corp. Class A	78,550	2,020,306
Grupo Televisa SA de CV (CPO) sponsored ADR	16,500	450,285
Liberty Media Holding Corp. - Capital Series A (a)	900	97,092
		2,567,683
Movies & Entertainment - 12.8%
News Corp
Class A	108,800	2,451,264
Class B	3,900	92,976
Regal Entertainment Group Class A	2,700	57,699
The Walt Disney Co.	7,100	243,246
Time Warner, Inc.	107,200	2,181,520
Viacom, Inc. Class B (non-vtg.) (a)	3,300	128,832
		5,155,537
Publishing - 4.5%
McGraw-Hill Companies, Inc.	16,800	1,085,448
R.H. Donnelley Corp.	10,300	736,965
		1,822,413
TOTAL MEDIA		9,640,025
Common Stocks - continued
	Shares	Value
MULTILINE RETAIL - 19.8%
Department Stores - 15.8%
Federated Department Stores, Inc.	60,800	$ 2,715,327
JCPenney Co., Inc.	14,200	1,151,762
Nordstrom, Inc.	17,200	913,148
Saks, Inc.	56,900	1,099,308
Sears Holdings Corp. (a)	2,700	486,675
		6,366,220
General Merchandise Stores - 4.0%
Family Dollar Stores, Inc.	10,300	298,391
Target Corp.	21,200	1,304,436
		1,602,827
TOTAL MULTILINE RETAIL		7,969,047
PERSONAL PRODUCTS - 1.1%
Personal Products - 1.1%
Bare Escentuals, Inc.	12,200	424,438
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Specialized REITs - 0.7%
Host Hotels & Resorts, Inc.	11,200	294,336
SPECIALTY RETAIL - 18.4%
Apparel Retail - 9.9%
Abercrombie & Fitch Co. Class A	4,700	367,399
Aeropostale, Inc. (a)	5,800	212,512
American Eagle Outfitters, Inc.	13,650	423,833
Casual Male Retail Group, Inc. (a)	13,200	165,000
Gap, Inc.	4,600	88,274
Gymboree Corp. (a)	8,300	312,827
Limited Brands, Inc.	22,300	617,264
Ross Stores, Inc.	13,600	445,672
TJX Companies, Inc.	23,500	646,250
Urban Outfitters, Inc. (a)	15,800	392,156
Zumiez, Inc. (d)	9,700	329,897
		4,001,084
Computer & Electronics Retail - 2.2%
Best Buy Co., Inc. (d)	4,150	192,851
RadioShack Corp. (d)	28,302	706,701
		899,552
Home Improvement Retail - 1.8%
Home Depot, Inc.	11,800	467,280
Lowe's Companies, Inc.	8,000	260,480
		727,760
Specialty Stores - 4.5%
OfficeMax, Inc.	5,900	306,210
PETsMART, Inc.	3,600	109,116

	Shares	Value
Staples, Inc.	37,250	$ 969,245
Tiffany & Co., Inc.	9,300	404,922
		1,789,493
TOTAL SPECIALTY RETAIL		7,417,889
TEXTILES, APPAREL & LUXURY GOODS - 11.1%
Apparel, Accessories & Luxury Goods - 6.5%
Coach, Inc. (a)	19,800	934,560
Luxottica Group Spa	6,800	213,656
Phillips-Van Heusen Corp.	8,300	455,172
Polo Ralph Lauren Corp. Class A	11,800	1,026,364
		2,629,752
Footwear - 4.6%
Crocs, Inc.	7,800	380,016
Deckers Outdoor Corp. (a)	11,034	719,417
Iconix Brand Group, Inc. (a)	14,900	326,757
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	11,500	401,580
		1,827,770
TOTAL TEXTILES, APPAREL & LUXURY GOODS		4,457,522
TOTAL COMMON STOCKS (Cost $34,178,349)		40,015,421
Money Market Funds - 3.4%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $1,353,500)	1,353,500	1,353,500
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $35,531,849)		41,368,921
NET OTHER ASSETS - (2.8)%		(1,119,616)
NET ASSETS - 100%		$ 40,249,305
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 61,598
Fidelity Securities Lending Cash Central Fund	13,644
Total	$ 75,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $1,321,860) - See accompanying schedule: Unaffiliated issuers (cost $34,178,349)	$ 40,015,421
Fidelity Central Funds (cost $1,353,500)	1,353,500
Total Investments (cost $35,531,849)		$ 41,368,921
Receivable for investments sold		1,409,022
Receivable for fund shares sold		161,329
Dividends receivable		26,952
Distributions receivable from Fidelity Central Funds		1,360
Prepaid expenses		218
Receivable from investment adviser for expense reductions		876
Other receivables		1,418
Total assets		42,970,096

Liabilities
Payable to custodian bank	$ 242,721
Payable for investments purchased	672,116
Payable for fund shares redeemed	385,220
Accrued management fee	19,426
Other affiliated payables	11,145
Other payables and accrued expenses	36,663
Collateral on securities loaned, at value	1,353,500
Total liabilities		2,720,791

Net Assets		$ 40,249,305
Net Assets consist of:
Paid in capital		$ 29,634,098
Undistributed net investment income		221,170
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,556,996
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,837,041
Net Assets, for 1,499,197 shares outstanding		$ 40,249,305
Net Asset Value, offering price and redemption price per share ($40,249,305 ÷ 1,499,197 shares)		$ 26.85

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 499,040
Special dividends		237,300
Interest		43
Income from Fidelity Central Funds (including $13,644 from security lending)		75,242
Total income		811,625

Expenses
Management fee	$ 292,855
Transfer agent fees	168,266
Accounting and security lending fees	23,829
Custodian fees and expenses	32,073
Independent trustees' compensation	190
Registration fees	22,882
Audit	34,666
Legal	1,191
Interest	15,394
Miscellaneous	3,809
Total expenses before reductions	595,155
Expense reductions	(5,382)	589,773
Net investment income (loss)		221,852
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,177,059
Foreign currency transactions	(1,052)
Total net realized gain (loss)		7,176,007
Change in net unrealized appreciation (depreciation) on: Investment securities	(599,644)
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		(599,675)
Net gain (loss)		6,576,332
Net increase (decrease) in net assets resulting from operations		$ 6,798,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Discretionary Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 221,852	$ (45,197)
Net realized gain (loss)	7,176,007	1,980,108
Change in net unrealized appreciation (depreciation)	(599,675)	1,133,559
Net increase (decrease) in net assets resulting from operations	6,798,184	3,068,470
Distributions to shareholders from net realized gain	(3,663,932)	(484,881)
Share transactions Proceeds from sales of shares	51,885,622	26,870,735
Reinvestment of distributions	3,436,406	473,921
Cost of shares redeemed	(67,905,287)	(20,002,209)
Net increase (decrease) in net assets resulting from share transactions	(12,583,259)	7,342,447
Redemption fees	16,285	8,138
Total increase (decrease) in net assets	(9,432,722)	9,934,174

Net Assets
Beginning of period	49,682,027	39,747,853
End of period (including undistributed net investment income of $221,170 and accumulated net investment loss of $14, respectively)	$ 40,249,305	$ 49,682,027
Other Information Shares
Sold	1,940,857	1,077,885
Issued in reinvestment of distributions	130,336	18,542
Redeemed	(2,502,120)	(806,579)
Net increase (decrease)	(430,927)	289,848

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.74	$ 24.23	$ 24.21	$ 18.39	$ 23.58
Income from Investment Operations
Net investment income (loss) C	.11 F	(.03)	(.07)	(.09)	(.18)
Net realized and unrealized gain (loss)	3.15	1.80	1.05	6.28	(5.02)
Total from investment operations	3.26	1.77	.98	6.19	(5.20)
Distributions from net realized gain	(2.16)	(.26)	(.97)	(.38)	-
Redemption fees added to paid in capital C	.01	- I	.01	.01	.01
Net asset value, end of period	$ 26.85	$ 25.74	$ 24.23	$ 24.21	$ 18.39
Total Return A, B	12.99%	7.31%	4.18%	33.82%	(22.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.14%	1.15%	1.23%	1.59%	1.86%
Expenses net of fee waivers, if any	1.14%	1.15%	1.22%	1.59%	1.86%
Expenses net of all reductions	1.13%	1.13%	1.19%	1.54%	1.83%
Net investment income (loss)	.43% F	(.11)%	(.31)%	(.39)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,249	$ 49,682	$ 39,748	$ 35,573	$ 20,693
Portfolio turnover rate E	244%	71%	112%	138%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Leisure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Leisure Portfolio	13.61%	10.49%	12.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Leisure Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Leisure Portfolio

Management's Discussion of Fund Performance

Comments from Geoffrey Kuli, Portfolio Manager of Fidelity® Select Leisure Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

The fund gained 13.61% during the 12-month period, outperforming the S&P 500, but underperforming the 16.57% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Services Index and the 20.68% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the final five months of the period1. The fund significantly underperformed the Goldman Sachs index during the first seven months of the review period, mainly due to stock selection in Internet software and services, along with overweightings in the poor performing casinos/gaming, and hotels, resorts and cruise lines segments. Specifically, Internet portal Yahoo and cruise line operators Carnival and Royal Caribbean disappointed. However, the fund had gains in home entertainment software and industrial conglomerates and also benefited from avoiding the weak home improvement retail space. Melco International Development - which operates a casino in Macau, a Chinese gambling haven - did very well, as did Google, the leading Internet search engine. For the final five months, the fund modestly trailed its new MSCI index. Stock selection in leisure products - a group not included in the index - and in hotels, resorts and cruise lines was positive, but poor stock picking in restaurants, casinos and gaming, and movies and entertainment hurt. A modest stake in cash also detracted. Good stock picks included Aruze, a Japanese gaming equipment maker, and toy makers Jakks Pacific and RC2, which had positive product cycles. Results were hurt by not owning index component Station Casinos, being underweighted in Harrah's Entertainment, poor timing on the purchase of shares of casino operator Las Vegas Sands and by disappointing performance from Starbucks. Several stocks mentioned in this report were no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Consumer Services Index, which returned 13.61% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 20.68%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Leisure Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	14.9	4.6
Starbucks Corp.	9.2	1.0
Marriott International, Inc. Class A	5.9	1.4
International Game Technology	5.3	4.8
Yum! Brands, Inc.	5.2	0.0
Starwood Hotels & Resorts Worldwide, Inc.	5.1	3.0
Carnival Corp. unit	4.7	2.5
Hilton Hotels Corp.	3.9	0.8
Las Vegas Sands Corp.	3.9	2.9
Harrah's Entertainment, Inc.	3.3	1.3
	61.4
Top Industries (% of fund's net assets)
As of February 28, 2007
Hotels, Restaurants & Leisure	81.5%
Diversified Consumer Services	12.2%
Leisure Equipment & Products	3.4%
Textiles, Apparel & Luxury Goods	0.6%
Airlines	0.4%
All Others*	1.9%

As of August 31, 2006
Hotels, Restaurants & Leisure	47.9%
Media	22.6%
Internet Software & Services	13.4%
Software	3.5%
Leisure Equipment & Products	2.8%
All Others*	9.8%

* Includes short-term investments and net other assets.

Annual Report

Select Leisure Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
AIRLINES - 0.4%
Airlines - 0.4%
Gol Linhas Aereas Inteligentes SA sponsored ADR	40,200	$ 1,142,886
DIVERSIFIED CONSUMER SERVICES - 12.2%
Education Services - 8.2%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	131,100	6,199,719
Bright Horizons Family Solutions, Inc. (a)	22,400	897,792
Career Education Corp. (a)	94,500	2,795,310
Corinthian Colleges, Inc. (a)	64,700	902,565
ITT Educational Services, Inc. (a)	31,500	2,519,370
Laureate Education, Inc. (a)	70,000	4,177,600
Strayer Education, Inc.	30,800	3,631,012
		21,123,368
Specialized Consumer Services - 4.0%
Jackson Hewitt Tax Service, Inc.	26,700	861,075
Regis Corp.	80,300	3,379,024
Sotheby's Class A (ltd. vtg.)	42,200	1,534,392
Steiner Leisure Ltd. (a)	52,200	2,359,962
Weight Watchers International, Inc.	50,200	2,371,950
		10,506,403
TOTAL DIVERSIFIED CONSUMER SERVICES		31,629,771
HOTELS, RESTAURANTS & LEISURE - 81.5%
Casinos & Gaming - 19.8%
Aristocrat Leisure Ltd.	215,000	2,846,075
Boyd Gaming Corp.	72,500	3,398,075
Harrah's Entertainment, Inc.	99,100	8,372,959
International Game Technology	333,300	13,748,625
Las Vegas Sands Corp. (a)	116,800	10,077,504
MGM Mirage, Inc. (a)(d)	106,100	7,535,222
Multimedia Games, Inc. (a)	600	6,336
Penn National Gaming, Inc. (a)	110,100	5,133,963
		51,118,759
Hotels, Resorts & Cruise Lines - 23.7%
Accor SA	15,900	1,404,084
Carnival Corp. unit	260,300	12,083,126
Hilton Hotels Corp.	286,700	10,120,510
Home Inns & Hotels Management, Inc. ADR	100	4,225
Marriott International, Inc. Class A	316,400	15,158,724
Orient Express Hotels Ltd. Class A	89,300	4,610,559
Starwood Hotels & Resorts Worldwide, Inc.	198,300	13,048,140
Wyndham Worldwide Corp. (a)	134,700	4,741,440
		61,170,808
Leisure Facilities - 3.2%
International Speedway Corp. Class A	41,000	2,181,200
Life Time Fitness, Inc. (a)	37,900	1,811,620

	Shares	Value
Speedway Motorsports, Inc.	30,300	$ 1,132,311
Vail Resorts, Inc. (a)(d)	59,900	3,112,404
		8,237,535
Restaurants - 34.8%
Burger King Holdings, Inc.	90,100	1,919,130
Carrols Restaurant Group, Inc.	115,900	1,541,470
Darden Restaurants, Inc.	35,100	1,437,696
McCormick & Schmick's Seafood Restaurants (a)	7,788	196,024
McDonald's Corp.	879,100	38,434,252
Ruth's Chris Steak House, Inc. (a)	117,900	2,544,282
Sonic Corp.	88,500	1,917,795
Starbucks Corp. (a)(d)	771,600	23,842,440
Texas Roadhouse, Inc. Class A (a)	104,500	1,530,925
Tim Hortons, Inc.	35,586	1,070,071
Wendy's International, Inc.	66,700	2,140,403
Yum! Brands, Inc.	231,200	13,395,728
		89,970,216
TOTAL HOTELS, RESTAURANTS & LEISURE		210,497,318
LEISURE EQUIPMENT & PRODUCTS - 3.4%
Leisure Products - 3.4%
Aruze Corp.	37,600	1,082,675
Brunswick Corp.	81,700	2,667,505
MarineMax, Inc. (a)(d)	110,800	2,526,240
RC2 Corp. (a)	60,761	2,401,275
		8,677,695
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Apparel, Accessories & Luxury Goods - 0.6%
Coach, Inc. (a)	30,100	1,420,720
TOTAL COMMON STOCKS (Cost $223,162,104)		253,368,390
Money Market Funds - 8.7%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	1,795,847	$ 1,795,847
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	20,701,300	20,701,300
TOTAL MONEY MARKET FUNDS (Cost $22,497,147)		22,497,147
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $245,659,251)		275,865,537
NET OTHER ASSETS - (6.8)%		(17,525,234)
NET ASSETS - 100%		$ 258,340,303
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 467,691
Fidelity Securities Lending Cash Central Fund	106,453
Total	$ 574,144

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $20,410,699) - See accompanying schedule: Unaffiliated issuers (cost $223,162,104)	$ 253,368,390
Fidelity Central Funds (cost $22,497,147)	22,497,147
Total Investments (cost $245,659,251)		$ 275,865,537
Receivable for investments sold		6,726,209
Receivable for fund shares sold		848,698
Dividends receivable		114,689
Distributions receivable from Fidelity Central Funds		27,335
Prepaid expenses		861
Other receivables		7,534
Total assets		283,590,863

Liabilities
Payable for investments purchased	$ 2,653,984
Payable for fund shares redeemed	1,653,733
Accrued management fee	130,301
Other affiliated payables	72,088
Other payables and accrued expenses	39,154
Collateral on securities loaned, at value	20,701,300
Total liabilities		25,250,560

Net Assets		$ 258,340,303
Net Assets consist of:
Paid in capital		$ 216,690,716
Undistributed net investment income		379,397
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,063,904
Net unrealized appreciation (depreciation) on investments		30,206,286
Net Assets, for 3,245,110 shares outstanding		$ 258,340,303
Net Asset Value, offering price and redemption price per share ($258,340,303 ÷ 3,245,110 shares)		$ 79.61

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 2,068,475
Special dividends		246,000
Interest		2,267
Income from Fidelity Central Funds (including $106,453 from security lending)		574,144
Total income		2,890,886

Expenses
Management fee	$ 1,307,080
Transfer agent fees	686,068
Accounting and security lending fees	107,112
Custodian fees and expenses	23,345
Independent trustees' compensation	873
Registration fees	37,793
Audit	35,902
Legal	4,134
Miscellaneous	14,536
Total expenses before reductions	2,216,843
Expense reductions	(40,773)	2,176,070
Net investment income (loss)		714,816
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,734,581
Foreign currency transactions	6,781
Total net realized gain (loss)		36,741,362
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,521,356)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(8,521,362)
Net gain (loss)		28,220,000
Net increase (decrease) in net assets resulting from operations		$ 28,934,816

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 714,816	$ (736,502)
Net realized gain (loss)	36,741,362	14,588,568
Change in net unrealized appreciation (depreciation)	(8,521,362)	8,408,643
Net increase (decrease) in net assets resulting from operations	28,934,816	22,260,709
Distributions to shareholders from net investment income	(339,735)	-
Distributions to shareholders from net realized gain	(33,272,820)	(7,936,173)
Total distributions	(33,612,555)	(7,936,173)
Share transactions Proceeds from sales of shares	150,928,886	52,967,028
Reinvestment of distributions	31,437,000	7,524,369
Cost of shares redeemed	(124,672,281)	(75,943,707)
Net increase (decrease) in net assets resulting from share transactions	57,693,605	(15,452,310)
Redemption fees	34,238	12,071
Total increase (decrease) in net assets	53,050,104	(1,115,703)

Net Assets
Beginning of period	205,290,199	206,405,902
End of period (including undistributed net investment income of $379,397 and accumulated net investment loss of $521, respectively)	$ 258,340,303	$ 205,290,199
Other Information Shares
Sold	1,841,696	699,664
Issued in reinvestment of distributions	391,327	98,957
Redeemed	(1,533,791)	(1,002,364)
Net increase (decrease)	699,232	(203,743)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 80.64	$ 75.07	$ 74.40	$ 48.60	$ 61.57
Income from Investment Operations
Net investment income (loss) C	.25 F	(.28)	(.20)	(.24)	(.33)
Net realized and unrealized gain (loss)	10.52	8.83	5.55	26.03	(12.66)
Total from investment operations	10.77	8.55	5.35	25.79	(12.99)
Distributions from net investment income	(.12)	-	-	-	-
Distributions from net realized gain	(11.69)	(2.98)	(4.70)	-	-
Total distributions	(11.81)	(2.98)	(4.70)	-	-
Redemption fees added to paid in capital C	.01	- I	.02	.01	.02
Net asset value, end of period	$ 79.61	$ 80.64	$ 75.07	$ 74.40	$ 48.60
Total Return A, B	13.61%	11.67%	7.43%	53.09%	(21.07)%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	.99%	1.01%	1.15%	1.27%
Expenses net of fee waivers, if any	.96%	.99%	1.01%	1.15%	1.27%
Expenses net of all reductions	.94%	.94%	.96%	1.09%	1.19%
Net investment income (loss)	.31%	(.37)%	(.28)%	(.38)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,340	$ 205,290	$ 206,406	$ 204,354	$ 112,147
Portfolio turnover rate E	179%	107%	117%	156%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Multimedia Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Multimedia Portfolio	13.73%	10.26%	12.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Multimedia Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Multimedia Portfolio

Management's Discussion of Fund Performance

Comments from Kristina Salen, Portfolio Manager of Fidelity® Select Multimedia Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund was up 13.73%, while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Media Index returned 21.54% and a blended index specific to this fund advanced 18.23%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. The portfolio outperformed the S&P 500 for the 12-month period. For the first seven months of the review period, the fund lagged behind the Goldman Sachs index. Stock selection in broadcasting and cable TV and an overweighting in publishing stocks hurt relative performance. We had particularly weak results in Internet software and services, where a large out-of-index position in Internet portal Yahoo was the largest detractor. Yahoo's stock sank as a result of its pre-announcement of weak banner ad revenue and its delay in releasing a technology upgrade to improve the monetization of Web searches - the way it makes money from searches. Elsewhere, Viacom was another key detractor, as management difficulties caused its stock to retreat. Intense price competition in the cable industry led us to underweight Comcast, but the fund's relative performance suffered as the stock surged on good near-term profits. On the positive side, performance was helped by stock selection in hotels, resorts and cruise lines. Having no exposure to the lagging home improvement retail industry also contributed. Top individual contributors included strong performing media conglomerate News Corp. and advertising giant Omnicom, whose good stock performance was in part driven by its advertising work for Web-based companies. During the final five months of the period, fund performance was in line with that of the new MSCI index. Performance was boosted by holdings in the consumer electronics and the Internet software and services areas, which are not in the new index. Stock selection in the publishing area, a detractor in the previous seven months, provided the biggest boost to relative results, and R.H. Donnelley, a publisher of telephone directories, was the top individual contributor. Donnelley's stock rose sharply on the belief that it would raise its dividend. Other key contributors included out-of-index holdings in Sony, whose stock was boosted by the release of its PlayStation 3 video game console, and Iliad, a broadband provider in France, where the cable market is relatively new and still has huge growth potential. To align the fund more closely with its new benchmark, I increased exposure to movies and entertainment as well as broadcasting and cable TV, but stock selection in those areas dragged on results. We largely avoided media holding company Liberty Global and missed its strong stock performance, and we sold our NTL position before the British cable and phone provider's stock rallied sharply. The fund's cash position also detracted.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Media Index, which returned 11.31% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 18.23%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Multimedia Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	16.2	5.0
Comcast Corp. Class A	13.8	3.9
News Corp. Class A	10.4	5.8
The Walt Disney Co.	7.6	4.8
McGraw-Hill Companies, Inc.	4.5	7.5
Viacom, Inc. Class B (non-vtg.)	4.2	6.9
R.H. Donnelley Corp.	3.8	2.0
CBS Corp. Class B	3.7	0.0
Google, Inc. Class A (sub. vtg.)	3.4	8.9
Omnicom Group, Inc.	3.0	5.8
	70.6
Top Industries (% of fund's net assets)
As of February 28, 2007
Media	82.7%
Internet Software & Services	9.5%
Diversified Telecommunication Services	1.6%
Household Durables	1.3%
Computers & Peripherals	1.0%
All Others*	3.9%

As of August 31, 2006
Media	74.0%
Internet Software & Services	18.2%
Hotels, Restaurants & Leisure	2.1%
Software	2.0%
Real Estate Management & Development	0.6%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Select Multimedia Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
COMPUTERS & PERIPHERALS - 1.0%
Computer Hardware - 1.0%
Apple, Inc. (a)	10,700	$ 905,327
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
Alternative Carriers - 1.6%
Iliad Group SA	11,200	1,177,125
Level 3 Communications, Inc. (a)	43,700	287,109
		1,464,234
HOUSEHOLD DURABLES - 1.3%
Consumer Electronics - 1.3%
Sony Corp. (d)	22,500	1,165,050
INTERNET SOFTWARE & SERVICES - 9.5%
Internet Software & Services - 9.5%
Akamai Technologies, Inc. (a)	10,600	546,642
aQuantive, Inc. (a)	33,100	838,754
Equinix, Inc. (a)(d)	6,500	537,355
Google, Inc. Class A (sub. vtg.) (a)	6,900	3,101,205
LoopNet, Inc.	75,300	1,262,781
ValueClick, Inc. (a)	51,700	1,370,050
Yahoo!, Inc. (a)	31,000	956,660
		8,613,447
MEDIA - 82.7%
Advertising - 4.5%
Focus Media Holding Ltd. ADR (a)	13,600	1,089,360
National CineMedia, Inc.	9,400	246,468
Omnicom Group, Inc.	26,300	2,724,943
		4,060,771
Broadcasting & Cable TV - 26.7%
CBS Corp. Class B	111,100	3,371,885
Central European Media Enterprises Ltd. Class A (a)	5,600	454,552
Clear Channel Communications, Inc.	70,000	2,532,600
Comcast Corp. Class A	488,850	12,573,222
EchoStar Communications Corp. Class A (a)	33,600	1,364,160
Grupo Televisa SA de CV (CPO) sponsored ADR	51,500	1,405,435
Liberty Global, Inc. Class A (a)	68,975	1,985,790
RRSat Global Communications Network Ltd.	40,800	548,760
		24,236,404
Movies & Entertainment - 42.1%
CKX, Inc. (a)(d)	80,200	1,055,432
DreamWorks Animation SKG, Inc. Class A (a)	48,100	1,289,561
News Corp. Class A	419,782	9,457,688
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	37,160	384,234

	Shares	Value
Regal Entertainment Group Class A	31,200	$ 666,744
The Walt Disney Co. (d)	202,500	6,937,650
Time Warner, Inc.	720,600	14,664,211
Viacom, Inc. Class B (non-vtg.) (a)	97,000	3,786,880
		38,242,400
Publishing - 9.4%
Gemstar-TV Guide International, Inc. (a)	558	2,260
Getty Images, Inc. (a)	19,600	1,028,020
McGraw-Hill Companies, Inc.	62,900	4,063,969
R.H. Donnelley Corp.	48,600	3,477,330
		8,571,579
TOTAL MEDIA		75,111,154
SOFTWARE - 1.0%
Home Entertainment Software - 0.6%
Nintendo Co. Ltd.	2,200	581,768
Systems Software - 0.4%
Macrovision Corp. (a)	14,300	352,781
TOTAL SOFTWARE		934,549
TOTAL COMMON STOCKS (Cost $69,395,622)		88,193,761
Money Market Funds - 9.7%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $8,830,385)	8,830,385	8,830,385
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $78,226,007)		97,024,146
NET OTHER ASSETS - (6.8)%		(6,217,787)
NET ASSETS - 100%		$ 90,806,359
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 276,403
Fidelity Securities Lending Cash Central Fund	40,043
Total	$ 316,446

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $8,791,514) - See accompanying schedule: Unaffiliated issuers (cost $69,395,622)	$ 88,193,761
Fidelity Central Funds (cost $8,830,385)	8,830,385
Total Investments (cost $78,226,007)		$ 97,024,146
Receivable for investments sold		6,792,539
Receivable for fund shares sold		61,584
Dividends receivable		57,505
Distributions receivable from Fidelity Central Funds		14,040
Prepaid expenses		325
Other receivables		1,774
Total assets		103,951,913

Liabilities
Payable to custodian bank	$ 546,610
Payable for investments purchased	140,727
Payable for fund shares redeemed	3,497,024
Accrued management fee	58,220
Other affiliated payables	38,483
Other payables and accrued expenses	34,105
Collateral on securities loaned, at value	8,830,385
Total liabilities		13,145,554

Net Assets		$ 90,806,359
Net Assets consist of:
Paid in capital		$ 63,788,633
Accumulated net investment loss		(49)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,220,260
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,797,515
Net Assets, for 1,919,428 shares outstanding		$ 90,806,359
Net Asset Value, offering price and redemption price per share ($90,806,359 ÷ 1,919,428 shares)		$ 47.31

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 577,936
Interest		2,405
Income from Fidelity Central Funds (including $40,043 from security lending)		316,446
Total income		896,787

Expenses
Management fee	$ 577,805
Transfer agent fees	331,862
Accounting and security lending fees	46,891
Custodian fees and expenses	17,131
Independent trustees' compensation	348
Registration fees	34,730
Audit	35,928
Legal	1,884
Interest	7,239
Miscellaneous	6,676
Total expenses before reductions	1,060,494
Expense reductions	(3,879)	1,056,615
Net investment income (loss)		(159,828)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,995,606
Foreign currency transactions	(10,511)
Total net realized gain (loss)		16,985,095
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,151,947)
Assets and liabilities in foreign currencies	(800)
Total change in net unrealized appreciation (depreciation)		(1,152,747)
Net gain (loss)		15,832,348
Net increase (decrease) in net assets resulting from operations		$ 15,672,520

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (159,828)	$ (243,191)
Net realized gain (loss)	16,985,095	8,623,430
Change in net unrealized appreciation (depreciation)	(1,152,747)	(81,731)
Net increase (decrease) in net assets resulting from operations	15,672,520	8,298,508
Distributions to shareholders from net realized gain	(13,553,788)	(1,681,202)
Share transactions Proceeds from sales of shares	153,985,180	36,474,405
Reinvestment of distributions	12,972,279	1,612,799
Cost of shares redeemed	(158,997,983)	(89,613,233)
Net increase (decrease) in net assets resulting from share transactions	7,959,476	(51,526,029)
Redemption fees	12,848	8,889
Total increase (decrease) in net assets	10,091,056	(44,899,834)

Net Assets
Beginning of period	80,715,303	125,615,137
End of period (including accumulated net investment loss of $49 and accumulated net investment loss of $79, respectively)	$ 90,806,359	$ 80,715,303
Other Information Shares
Sold	3,267,373	781,583
Issued in reinvestment of distributions	276,911	33,434
Redeemed	(3,330,188)	(1,993,938)
Net increase (decrease)	214,096	(1,178,921)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 47.33	$ 43.55	$ 44.83	$ 32.10	$ 37.38
Income from Investment Operations
Net investment income (loss) C	(.07)	(.12)	(.18)	(.31)	(.20)
Net realized and unrealized gain (loss)	6.27	4.70	.19	16.49	(5.14)
Total from investment operations	6.20	4.58	.01	16.18	(5.34)
Distributions from net realized gain	(6.23)	(.80)	(1.30)	(3.47)	-
Redemption fees added to paid in capital C	.01	-H	.01	.02	.06
Net asset value, end of period	$ 47.31	$ 47.33	$ 43.55	$ 44.83	$ 32.10
Total Return A, B	13.73%	10.48%	.01%	50.99%	(14.13)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.07%	1.07%	1.17%	1.29%
Expenses net of fee waivers, if any	1.04%	1.07%	1.07%	1.17%	1.29%
Expenses net of all reductions	1.04%	1.04%	1.03%	1.09%	1.13%
Net investment income (loss)	(.16)%	(.27)%	(.42)%	(.75)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,806	$ 80,715	$ 125,615	$ 163,826	$ 100,111
Portfolio turnover rate E	179%	48%	88%	208%	272%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Retailing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Retailing Portfolio	15.79%	10.00%	11.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Retailing Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Retailing Portfolio

Management's Discussion of Fund Performance

Comments from Evan Hornbuckle, who became Portfolio Manager of Fidelity® Select Retailing Portfolio on April 11, 2007, after the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund was up 15.79%, while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Retailing Index returned 10.32% and a blended index specific to this fund advanced 16.27%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months 1. The portfolio outperformed the S&P 500 for the 12-month period. For the first seven months of the review period, the fund modestly underperformed the Goldman Sachs index. The fund had no holdings in the tobacco and broadcast/cable TV industries, which typically are not within the universe of a retailing fund; however, those areas of the index performed well, and not owning stocks such as cable operator Comcast detracted from relative results. Performance also was hurt by an out-of-index position in Internet auctioneer eBay. The fund's holdings in women's apparel chain Chico's FAS lost ground as well. On the positive side, the fund overweighted stocks in several areas related to fashion retailing that delivered strong results. Top contributors included: Federated Department Stores, the nation's largest department store chain; Deckers Outdoor, marketer of footwear under the Teva, Simple and UGG (Uggs) brands; and children's apparel retailer Gymboree. Deckers and Gymboree were not in the index. Fund performance slightly outpaced that of the MSCI index during the final five months of the period. Footwear firms such as Deckers Outdoor remained strong drivers of results. Retailers catering to the high-end consumer, including Coach, Polo Ralph Lauren and department store chain Saks, also were key contributors. While department stores in general helped performance, Federated's stock detracted as it became apparent that its turnaround of May Department Stores, which it had acquired in 2005, would take longer than investors had expected. Several apparel retailers, including women's retailer Coldwater Creek, became leading detractors as women's apparel sales weakened. Shying away from Internet retailers also hampered results. Underweighting home improvement retailers such as Lowe's, a major index component, hurt results as well, as the group outperformed. Some stocks mentioned in this discussion were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Retailing Index, which returned 9.46% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 16.27%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Retailing Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Target Corp.	9.1	5.2
Federated Department Stores, Inc.	6.6	6.8
Deckers Outdoor Corp.	5.6	3.9
Home Depot, Inc.	4.5	1.8
JCPenney Co., Inc.	4.4	2.9
Nordstrom, Inc.	3.5	0.5
Staples, Inc.	3.3	1.7
Sears Holdings Corp.	2.8	2.4
TJX Companies, Inc.	2.8	2.5
Liberty Media Holding Corp. - Interactive Series A	2.6	0.0
	45.2
Top Industries (% of fund's net assets)
As of February 28, 2007
Specialty Retail	38.2%
Multiline Retail	32.3%
Textiles, Apparel & Luxury Goods	13.9%
Internet & Catalog Retail	5.2%
Food & Staples Retailing	2.2%
All Others*	8.2%

As of August 31, 2006
Specialty Retail	33.0%
Multiline Retail	21.2%
Food & Staples Retailing	20.4%
Textiles, Apparel & Luxury Goods	8.0%
Hotels, Restaurants & Leisure	6.6%
All Others*	10.8%

* Includes short-term investments and net other assets.

Annual Report

Select Retailing Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
DISTRIBUTORS - 0.9%
Distributors - 0.9%
Li & Fung Ltd.	236,000	$ 749,106
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
Sotheby's Class A (ltd. vtg.)	14,200	516,312
DIVERSIFIED FINANCIAL SERVICES - 1.3%
Other Diversifed Financial Services - 1.3%
Endeavor Acquisition Corp. (a)(d)	95,000	1,064,950
FOOD & STAPLES RETAILING - 2.2%
Drug Retail - 0.9%
Rite Aid Corp. (d)	124,000	740,280
Hypermarkets & Super Centers - 1.3%
Wal-Mart de Mexico SA de CV Series V	167,811	648,623
Wal-Mart Stores, Inc.	9,000	434,700
		1,083,323
TOTAL FOOD & STAPLES RETAILING		1,823,603
HOTELS, RESTAURANTS & LEISURE - 1.9%
Restaurants - 1.9%
McDonald's Corp.	13,300	581,476
Tim Hortons, Inc.	15,565	468,040
Wendy's International, Inc.	17,500	561,575
		1,611,091
HOUSEHOLD DURABLES - 1.0%
Household Appliances - 1.0%
Snap-On, Inc.	8,000	400,800
Whirlpool Corp.	5,000	441,050
		841,850
INTERNET & CATALOG RETAIL - 5.2%
Catalog Retail - 2.7%
Coldwater Creek, Inc. (a)	5,000	92,000
Liberty Media Holding Corp. - Interactive Series A (a)	91,500	2,156,655
		2,248,655
Internet Retail - 2.5%
Amazon.com, Inc. (a)	5,000	195,700
Blue Nile, Inc. (a)(d)	10,000	390,000
IAC/InterActiveCorp (a)	25,000	980,000
Priceline.com, Inc. (a)	10,000	524,100
		2,089,800
TOTAL INTERNET & CATALOG RETAIL		4,338,455
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Leisure Products - 0.5%
Leapfrog Enterprises, Inc. Class A (a)(d)	40,000	413,600

	Shares	Value
MULTILINE RETAIL - 32.3%
Department Stores - 21.8%
Federated Department Stores, Inc.	124,600	$ 5,564,636
JCPenney Co., Inc.	45,000	3,649,950
KarstadtQuelle AG (a)	13,600	472,616
Kohl's Corp. (a)	10,100	696,799
Nordstrom, Inc.	55,400	2,941,186
Saks, Inc.	108,000	2,086,560
Sears Holdings Corp. (a)	13,164	2,372,811
The Bon-Ton Stores, Inc.	9,800	480,396
		18,264,954
General Merchandise Stores - 10.5%
Family Dollar Stores, Inc.	26,000	753,220
Target Corp. (d)	124,000	7,629,720
Tuesday Morning Corp. (d)	27,800	437,572
		8,820,512
TOTAL MULTILINE RETAIL		27,085,466
PERSONAL PRODUCTS - 1.2%
Personal Products - 1.2%
Bare Escentuals, Inc.	28,700	998,473
SPECIALTY RETAIL - 38.2%
Apparel Retail - 16.5%
Abercrombie & Fitch Co. Class A	17,000	1,328,890
Aeropostale, Inc. (a)	29,000	1,062,560
American Eagle Outfitters, Inc.	37,000	1,148,850
Casual Male Retail Group, Inc. (a)	36,400	455,000
Dress Barn, Inc. (a)	20,000	420,400
Esprit Holdings Ltd.	38,000	395,902
Gap, Inc.	35,000	671,650
Guess?, Inc.	11,500	937,020
Gymboree Corp. (a)	5,500	207,295
Limited Brands, Inc.	62,000	1,716,160
Ross Stores, Inc.	25,600	838,912
The Children's Place Retail Stores, Inc. (a)	7,500	408,450
TJX Companies, Inc.	85,000	2,337,500
Urban Outfitters, Inc. (a)	49,300	1,223,626
Zumiez, Inc. (a)(d)	19,400	659,794
		13,812,009
Automotive Retail - 1.9%
CarMax, Inc. (a)	19,800	1,043,460
CSK Auto Corp. (a)	32,500	561,925
		1,605,385
Computer & Electronics Retail - 3.8%
Best Buy Co., Inc. (d)	15,000	697,050
Gamestop Corp. Class A (a)	16,563	868,232
RadioShack Corp. (d)	65,400	1,633,038
		3,198,320
Home Improvement Retail - 6.9%
Home Depot, Inc.	96,200	3,809,520
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Home Improvement Retail - continued
Lowe's Companies, Inc. (d)	51,100	$ 1,663,816
Sherwin-Williams Co.	5,000	332,750
		5,806,086
Homefurnishing Retail - 0.5%
Select Comfort Corp. (d)	22,000	407,660
Specialty Stores - 8.6%
Borders Group, Inc.	20,400	436,152
Build-A-Bear Workshop, Inc. (a)(d)	23,000	609,500
Guitar Center, Inc. (a)	5,600	245,336
Hibbett Sports, Inc. (a)	12,100	377,278
Office Depot, Inc. (a)	10,000	333,600
OfficeMax, Inc.	9,700	503,430
PETsMART, Inc.	26,300	797,153
Staples, Inc.	107,200	2,789,344
Tiffany & Co., Inc.	25,300	1,101,562
		7,193,355
TOTAL SPECIALTY RETAIL		32,022,815
TEXTILES, APPAREL & LUXURY GOODS - 13.9%
Apparel, Accessories & Luxury Goods - 4.6%
Coach, Inc. (a)	25,400	1,198,880
Phillips-Van Heusen Corp.	15,900	871,956
Polo Ralph Lauren Corp. Class A	12,000	1,043,760
Under Armour, Inc. Class A (sub. vtg.) (a)	5,700	261,915
Volcom, Inc. (a)	12,700	463,296
		3,839,807
Footwear - 9.3%
Crocs, Inc. (d)	17,000	828,240
Deckers Outdoor Corp. (a)(d)	72,000	4,694,400
Heelys, Inc.	100	3,338
Iconix Brand Group, Inc. (a)	44,700	980,271

	Shares	Value
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	29,400	$ 1,026,648
Wolverine World Wide, Inc.	11,000	305,250
		7,838,147
TOTAL TEXTILES, APPAREL & LUXURY GOODS		11,677,954
THRIFTS & MORTGAGE FINANCE - 0.6%
Thrifts & Mortgage Finance - 0.6%
NexCen Brands, Inc. (a)	50,000	522,000
TOTAL COMMON STOCKS (Cost $66,654,471)		83,665,675
Money Market Funds - 20.0%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $16,780,175)	16,780,175	16,780,175
TOTAL INVESTMENT PORTFOLIO - 119.8% (Cost $83,434,646)		100,445,850
NET OTHER ASSETS - (19.8)%		(16,603,097)
NET ASSETS - 100%		$ 83,842,753
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 104,728
Fidelity Securities Lending Cash Central Fund	69,352
Total	$ 174,080

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $16,649,816) - See accompanying schedule: Unaffiliated issuers (cost $66,654,471)	$ 83,665,675
Fidelity Central Funds (cost $16,780,175)	16,780,175
Total Investments (cost $83,434,646)		$ 100,445,850
Receivable for investments sold		2,123,629
Receivable for fund shares sold		140,800
Dividends receivable		46,953
Distributions receivable from Fidelity Central Funds		3,335
Prepaid expenses		251
Other receivables		12,109
Total assets		102,772,927

Liabilities
Payable to custodian bank	$ 505,086
Payable for investments purchased	1,005,056
Payable for fund shares redeemed	539,008
Accrued management fee	39,972
Other affiliated payables	23,894
Other payables and accrued expenses	36,983
Collateral on securities loaned, at value	16,780,175
Total liabilities		18,930,174

Net Assets		$ 83,842,753
Net Assets consist of:
Paid in capital		$ 62,312,662
Undistributed net investment income		470,109
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,048,778
Net unrealized appreciation (depreciation) on investments		17,011,204
Net Assets, for 1,525,097 shares outstanding		$ 83,842,753
Net Asset Value, offering price and redemption price per share ($83,842,753 ÷ 1,525,097 shares)		$ 54.98

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 582,591
Special dividends		578,900
Interest		20
Income from Fidelity Central Funds (including $69,352 from security lending)		174,080
Total income		1,335,591

Expenses
Management fee	$ 461,653
Transfer agent fees	253,602
Accounting and security lending fees	37,241
Custodian fees and expenses	36,421
Independent trustees' compensation	330
Registration fees	38,681
Audit	34,897
Legal	1,539
Miscellaneous	4,901
Total expenses before reductions	869,265
Expense reductions	(4,219)	865,046
Net investment income (loss)		470,545
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,938,965
Foreign currency transactions	(66)
Total net realized gain (loss)		7,938,899
Change in net unrealized appreciation (depreciation) on investment securities		3,818,862
Net gain (loss)		11,757,761
Net increase (decrease) in net assets resulting from operations		$ 12,228,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 470,545	$ (167,502)
Net realized gain (loss)	7,938,899	13,946,935
Change in net unrealized appreciation (depreciation)	3,818,862	(4,974,621)
Net increase (decrease) in net assets resulting from operations	12,228,306	8,804,812
Distributions to shareholders from net realized gain	(5,786,015)	(10,046,481)
Share transactions Proceeds from sales of shares	125,590,066	80,507,255
Reinvestment of distributions	5,539,472	9,613,165
Cost of shares redeemed	(120,775,927)	(127,275,863)
Net increase (decrease) in net assets resulting from share transactions	10,353,611	(37,155,443)
Redemption fees	37,760	59,867
Total increase (decrease) in net assets	16,833,662	(38,337,245)

Net Assets
Beginning of period	67,009,091	105,346,336
End of period (including undistributed net investment income of $470,109 and accumulated net investment loss of $367, respectively)	$ 83,842,753	$ 67,009,091
Other Information Shares
Sold	2,368,259	1,540,646
Issued in reinvestment of distributions	105,399	193,514
Redeemed	(2,268,109)	(2,484,756)
Net increase (decrease)	205,549	(750,596)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 50.78	$ 50.89	$ 47.39	$ 30.72	$ 41.67
Income from Investment Operations
Net investment income (loss) C	.30 F	(.10)	(.01)	(.19)	(.28)
Net realized and unrealized gain (loss)	7.46	6.24	4.00	16.83	(10.70)
Total from investment operations	7.76	6.14	3.99	16.64	(10.98)
Distributions from net investment income	-	-	(.01)	-	-
Distributions from net realized gain	(3.58)	(6.29)	(.50)	-	-
Total distributions	(3.58)	(6.29)	(.51)	-	-
Redemption fees added to paid in capital C	.02	.04	.02	.03	.03
Net asset value, end of period	$ 54.98	$ 50.78	$ 50.89	$ 47.39	$ 30.72
Total Return A, B	15.79%	12.77%	8.47%	54.26%	(26.28)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.06%	1.08%	1.31%	1.32%
Expenses net of fee waivers, if any	1.06%	1.06%	1.08%	1.31%	1.32%
Expenses net of all reductions	1.06%	1.04%	1.03%	1.28%	1.25%
Net investment income (loss)	.58% F	(.20)%	(.02)%	(.46)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,843	$ 67,009	$ 105,346	$ 87,086	$ 63,627
Portfolio turnover rate E	202%	114%	94%	85%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.37 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.13)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio(formerly Consumer Industries Portfolio), Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period each Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 each Fund eliminated hourly NAV calculation. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, Certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, non-taxable dividends, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Automotive Portfolio	$ 56,427,522	$ 1,613,559	$ (2,696,465)	$ (1,082,906)
Construction and Housing Portfolio	162,168,751	31,237,941	(1,789,583)	29,448,358
Consumer Discretionary Portfolio	35,627,099	6,271,379	(529,557)	5,741,822
Leisure Portfolio	245,812,349	35,093,472	(5,040,284)	30,053,188
Multimedia Portfolio	78,263,684	19,151,355	(390,893)	18,760,462
Retailing Portfolio	83,541,506	17,399,306	(494,962)	16,904,344
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Automotive Portfolio	$ -	$ -	$ (2,058,115)
Construction and Housing Portfolio	110,252	1,251,018	-
Consumer Discretionary Portfolio	90,304	1,899,445	-
Leisure Portfolio	5,091,420	1,577,635	-
Multimedia Portfolio	-	5,941,268	-
Retailing Portfolio	607,589	2,811,098	-

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 88,153	$ -	$ 88,153
Construction and Housing Portfolio	164,323	21,267,651	21,431,974
Consumer Discretionary Portfolio	338,288	3,325,645	3,663,933
Leisure Portfolio	1,925,823	31,686,731	33,612,554
Multimedia Portfolio	934,772	12,619,015	13,553,787
Retailing Portfolio	-	5,786,015	5,786,015
February 28, 2006
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 29,914	$ -	$ 29,914
Construction and Housing Portfolio	578,638	1,537,020	2,115,658
Consumer Discretionary Portfolio	-	484,881	484,881
Leisure Portfolio	-	7,936,173	7,936,173
Multimedia Portfolio	-	1,681,202	1,681,202
Retailing Portfolio	956,672	9,089,809	10,046,481

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 5).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	97,405,444	67,230,172
Construction and Housing Portfolio	94,168,581	173,854,283
Consumer Discretionary Portfolio	123,859,694	138,956,795
Leisure Portfolio	427,324,148	399,339,484
Multimedia Portfolio	173,523,024	181,407,174
Retailing Portfolio	168,108,040	161,434,643

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.57%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.57%
Multimedia Portfolio	.30%	.26%	.57%
Retailing Portfolio	.30%	.26%	.57%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.33%
Construction and Housing Portfolio	.35%
Consumer Discretionary Portfolio	.32%
Leisure Portfolio	.30%
Multimedia Portfolio	.33%
Retailing Portfolio	.31%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Funds to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Automotive Portfolio	$ 143
Construction and Housing Portfolio	3,578
Consumer Discretionary Portfolio	195
Leisure Portfolio	893
Multimedia Portfolio	690
Retailing Portfolio	398

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 5,416
Construction and Housing Portfolio	267
Consumer Discretionary Portfolio	411
Leisure Portfolio	1,768
Multimedia Portfolio	1,687
Retailing Portfolio	695

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Multimedia Portfolio	Borrower	$ 14,151,000	5.39%	$ 2,121

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Automotive Portfolio	58
Construction and Housing Portfolio	525
Consumer Discretionary Portfolio	141
Leisure Portfolio	581
Multimedia Portfolio	250
Retailing Portfolio	206

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Automotive Portfolio	$ 2,345,143	5.50%
Consumer Discretionary Portfolio	$ 14,394,429	5.50%
Multimedia Portfolio	$ 16,494,000	5.59%

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Effective January 1, 2007, FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Automotive Portfolio	1.25%-1.15%*	$ 91,220
Consumer Discretionary Portfolio	1.25%-1.15%*	1,211

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Automotive Portfolio	$ 4,325	$ -	$ -
Construction and Housing Portfolio	6,069	-	3,361
Consumer Discretionary Portfolio	2,410	-	948
Leisure Portfolio	33,422	1,977	2,107
Multimedia Portfolio	1,679	-	822
Retailing Portfolio	2,936	-	133

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Litigation

In October 2002, a lawsuit was commenced against Construction and Housing Portfolio and numerous other defendants as a defendants' class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleged that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning's petition for Chapter 11 relief in October 2000 were fraudulent conveyences and, thus, the Owens Corning estate sought to recover those dividends. During this period Construction and Housing Portfolio received dividends in the amount of $42,780. This lawsuit was dismissed on November 7, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Construction and Housing Portfolio	04/16/07	04/13/07	$0.04	$0.43
Consumer Discretionary Portfolio	04/16/07	04/13/07	$0.06	$1.23
Leisure Portfolio	04/16/07	04/13/07	$0.07	$2.05
Multimedia Portfolio	04/16/07	04/13/07	$0.00	$3.53
Retailing Portfolio	04/16/07	04/13/07	$0.22	$1.93

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Construction and Housing Portfolio	$ 20,673,594
Consumer Discretionary Portfolio	$ 4,409,620
Leisure Portfolio	$ 25,444,104
Multimedia Portfolio	$ 14,625,636
Retailing Portfolio	$ 6,410,379

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Automotive Portfolio
December, 2006	100%
Construction and Housing Portfolio
December, 2006	100%
Consumer Discretionary Portfolio
April, 2006	98%
Leisure Portfolio
April, 2006	87%
December, 2006	75%
Multimedia Portfolio
April, 2006	48%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Automotive Portfolio
December, 2006	100%
Construction and Housing Portfolio
December, 2006	100%
Consumer Discretionary Portfolio
April, 2006	100%
Leisure Portfolio
April, 2006	93%
December, 2006	86%
Multimedia Portfolio
April, 2006	59%

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
PROPOSAL 2A & 8A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
Consumer Discretionary Portfolio
	# of Votes	% of Votes
Affirmative	31,466,469.89	84.262
Against	777,329.52	2.082
Abstain	574,751.87	1.539
Broker Non-Votes	4,524,985.68	12.117
TOTAL	37,343,536.96	100.000
Construction and Housing Portfolio
	# of Votes	% of Votes
Affirmative	73,567,140.71	82.331
Against	6,217,844.92	6.959
Abstain	3,955,488.54	4.426
Broker Non-Votes	5,614,725.82	6.284
TOTAL	89,355,199.99	100.000
PROPOSAL 2B & 8B
To modify the fund's investment concentration policy.
Consumer Discretionary Portfolio
	# of Votes	% of Votes
Affirmative	31,287,196.22	83.782
Against	958,558.54	2.567
Abstain	572,796.52	1.534
Broker Non-Votes	4,524,985.68	12.117
TOTAL	37,343,536.96	100.000
Construction and Housing Portfolio
	# of Votes	% of Votes
Affirmative	72,316,588.92	80.932
Against	6,462,062.23	7.231
Abstain	4,961,822.98	5.554
Broker Non-Votes	5,614,725.86	6.284
TOTAL	89,355,199.99	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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Fidelity®

Select Portfolios®

Health Care Sector

Select Biotechnology Portfolio

Select Health Care Portfolio

Select Medical Delivery Portfolio

Select Medical Equipment and Systems Portfolio

Select Pharmaceuticals Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes To Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Health Care Sector
Biotechnology	<Click Here>
Health Care	<Click Here>
Medical Delivery	<Click Here>
Medical Equipment and Systems	<Click Here>
Pharmaceuticals	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Health Care Sector are described in detail below.

Biotechnology

The fund is now benchmarked to the MSCI US Investable Market Biotechnology Index.

Health Care

The fund is now benchmarked to the MSCI US Investable Market Health Care Index.

Medical Delivery

The fund is now benchmarked to the MSCI US Investable Market Health Care Providers & Services Index.

Medical Equipment and Systems

The fund is now benchmarked to the MSCI US Investable Market Health Care Equipment & Supplies Index.

Pharmaceuticals

The fund is now benchmarked to the MSCI US Investable Market Pharmaceuticals Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Biotechnology Portfolio
Actual	$ 1,000.00	$ 1,058.00	$ 4.64
Hypothetical A	$ 1,000.00	$ 1,020.28	$ 4.56
Health Care Portfolio
Actual	$ 1,000.00	$ 1,040.40	$ 4.40
Hypothetical A	$ 1,000.00	$ 1,020.48	$ 4.36
Medical Delivery Portfolio
Actual	$ 1,000.00	$ 1,075.90	$ 4.89
Hypothetical A	$ 1,000.00	$ 1,020.08	$ 4.76
Medical Equipment and Systems Portfolio
Actual	$ 1,000.00	$ 1,056.80	$ 4.69
Hypothetical A	$ 1,000.00	$ 1,020.23	$ 4.61
Pharmaceuticals Portfolio
Actual	$ 1,000.00	$ 1,024.40	$ 4.92
Hypothetical A	$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Biotechnology Portfolio	.91%
Health Care Portfolio	.87%
Medical Delivery Portfolio	.95%
Medical Equipment and Systems Portfolio	.92%
Pharmaceuticals Portfolio	.98%

Annual Report

Select Biotechnology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology Portfolio	-6.13%	3.62%	9.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Biotechnology Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Biotechnology Portfolio

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Select Biotechnology Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned -6.13%, slightly trailing the -5.82% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Biotechnology Index and also finishing behind the 1.12% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund underperformed the S&P 500. For the first seven months of the review period, the fund significantly trailed the Goldman Sachs index primarily due to its huge overweighting in biotechnology and a sizable underweighting in pharmaceuticals. Stock selection in both groups had a negative impact as well. Offsetting these negatives to some extent were having no exposure to the weak performing managed health care group and a sizable underweighting in health care equipment, which also fared poorly. Cephalon was the fund's biggest detractor versus the Goldman Sachs index. News that U.S. regulators had decided not to approve Sparlon, the company's medication for attention deficit hyperactivity disorder, caused the stock to drop sharply in August. Other biotech holdings that hurt performance were MedImmune and PDL BioPharma. Conversely, biotech stock Celgene was a major contributor. The shares were boosted by Food and Drug Administration approval of Revlimid to treat multiple myeloma, a common type of blood cancer. Not owning health care equipment maker Boston Scientific also helped performance. During the final five months of the period, the fund handily outperformed the MSCI index. Strong stock picking in biotechnology and, secondarily, in pharmaceuticals was the deciding factor. Underweighting biotech bellwether Amgen - which accounted for roughly 31% of the MSCI index - had the most positive impact on our results. Also providing a performance boost was an out-of-index position in New River Pharmaceuticals. Myogen, a biotech company that was purchased at a premium price by Gilead Sciences, further boosted our results. New River Pharmaceuticals and Myogen were no longer held at period end. On the negative side, Irish pharmaceutical company Elan - an out-of-index holding - suffered from concerns about a slower-than-expected rebound in the sales of Tysabri, its multiple sclerosis drug. An underweighting in biotech giant Genentech also detracted.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Health Care Index, which returned 1.62% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Biotechnology Index, which returned -0.49% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 1.12%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Biotechnology Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	13.7	5.8
Amgen, Inc.	13.1	5.1
Genentech, Inc.	11.1	5.9
Biogen Idec, Inc.	7.8	6.8
Cephalon, Inc.	4.3	3.3
Celgene Corp.	4.2	6.8
Genzyme Corp.	3.5	5.3
Vertex Pharmaceuticals, Inc.	3.1	3.3
Alexion Pharmaceuticals, Inc.	2.8	2.7
OSI Pharmaceuticals, Inc.	2.6	2.8
	66.2
Top Industries (% of fund's net assets)
As of February 28, 2007
Biotechnology	89.9%
Pharmaceuticals	5.3%
Life Sciences Tools & Services	3.0%
Health Care Equipment & Supplies	1.4%
Health Care Providers & Services	0.2%
All Others*	0.2%

As of August 31, 2006
Biotechnology	76.7%
Life Sciences Tools & Services	10.7%
Pharmaceuticals	10.1%
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	0.2%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Select Biotechnology Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
BIOTECHNOLOGY - 89.7%
Biotechnology - 89.7%
3SBio, Inc. ADR	297,500	$ 4,212,600
Acadia Pharmaceuticals, Inc. (a)(d)	728,896	5,073,116
Acorda Therapeutics, Inc.	142,000	3,082,820
Affymax, Inc.	38,500	1,370,985
Alexion Pharmaceuticals, Inc. (a)(d)	1,021,200	37,661,856
Alkermes, Inc. (a)	1,071,757	17,576,815
Alnylam Pharmaceuticals, Inc. (a)	279,100	5,247,080
Altus Pharmaceuticals, Inc.	157,988	2,579,944
Amgen, Inc. (a)(d)	2,800,000	179,928,000
Amylin Pharmaceuticals, Inc. (a)(d)	807,498	31,419,747
Arena Pharmaceuticals, Inc. (a)(d)	302,900	3,831,685
ARIAD Pharmaceuticals, Inc. (a)	666,500	3,219,195
Biogen Idec, Inc. (a)	2,369,006	107,055,381
Celgene Corp. (a)	1,066,434	56,840,932
Cephalon, Inc. (a)(d)	823,840	58,558,547
Combinatorx, Inc. (a)	353,100	2,881,296
Cubist Pharmaceuticals, Inc. (a)	306,700	6,143,201
CV Therapeutics, Inc. (a)(d)	329,300	4,205,161
Cytokinetics, Inc. (a)	184,900	1,436,673
Cytos Biotechnology AG (a)	15,423	1,708,394
Emergent BioSolutions, Inc.	379,810	4,774,212
Encysive Pharmaceuticals, Inc. (a)(d)	337,700	1,171,819
Enzon Pharmaceuticals, Inc. (a)	164,900	1,365,372
Genentech, Inc. (a)(d)	1,803,600	152,169,732
Genzyme Corp. (a)(d)	779,300	48,160,740
Gilead Sciences, Inc. (a)(d)	2,630,200	188,217,113
GTx, Inc. (a)(d)	233,373	5,094,533
Halozyme Therapeutics, Inc. (a)(d)	160,290	1,328,804
Human Genome Sciences, Inc. (a)(d)	2,275,300	25,028,300
Infinity Pharmaceuticals, Inc. (a)	46,601	612,337
Isis Pharmaceuticals, Inc. (a)(d)	771,600	7,036,992
Ligand Pharmaceuticals, Inc. Class B (a)	261,300	2,937,012
MannKind Corp. (a)(d)	614,600	9,778,286
Martek Biosciences (a)(d)	193,400	4,374,708
Medarex, Inc. (a)(d)	1,619,005	22,147,988
MedImmune, Inc. (a)(d)	384,020	12,254,078
Momenta Pharmaceuticals, Inc. (a)(d)	309,592	3,795,598
Myriad Genetics, Inc. (a)(d)	480,493	16,077,296
Neurocrine Biosciences, Inc. (a)	421,000	5,308,810
Novacea, Inc.	120,500	783,250
ONYX Pharmaceuticals, Inc. (a)(d)	313,400	8,226,750
OSI Pharmaceuticals, Inc. (a)(d)	1,042,100	36,056,660
PDL BioPharma, Inc. (a)	1,316,900	25,139,621
Pharmion Corp. (a)	172,534	4,516,940
Regeneron Pharmaceuticals, Inc. (a)	575,200	11,411,968
Rosetta Genomics Ltd.	263,900	1,992,445
Savient Pharmaceuticals, Inc. (a)	100,587	1,361,948
Theravance, Inc. (a)	414,300	13,361,175

	Shares	Value
Trubion Pharmaceuticals, Inc. (d)	118,500	$ 2,142,480
United Therapeutics Corp. (a)(d)	379,297	21,316,491
Vanda Pharmaceuticals, Inc. (d)	384,769	9,257,542
Vertex Pharmaceuticals, Inc. (a)	1,380,200	42,358,338
ViaCell, Inc. (a)	17,500	92,050
Zymogenetics, Inc. (a)(d)	326,000	4,890,000
		1,228,574,816
DIVERSIFIED FINANCIAL SERVICES - 0.1%
Other Diversifed Financial Services - 0.1%
Ithaka Acquisition Corp. (a)	107,500	581,575
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Health Care Equipment - 1.0%
Clinical Data, Inc. (a)	129,102	2,655,628
Quidel Corp. (a)	996,450	10,731,767
		13,387,395
Health Care Supplies - 0.4%
Gen-Probe, Inc. (a)	117,900	5,661,558
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		19,048,953
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Oracle Healthcare Acquisition Corp. unit	267,600	2,306,712
LIFE SCIENCES TOOLS & SERVICES - 3.0%
Life Sciences Tools & Services - 3.0%
Advanced Magnetics, Inc. (a)	103,900	6,126,983
Applera Corp. - Celera Genomics Group (a)	877,600	12,207,416
Exelixis, Inc. (a)	998,700	10,056,909
QIAGEN NV (a)	793,800	13,010,382
		41,401,690
PHARMACEUTICALS - 5.3%
Pharmaceuticals - 5.3%
Akorn, Inc. (a)	784,500	4,636,395
Cardiome Pharma Corp. (a)	66,800	736,137
Catalyst Pharmaceutical Partners, Inc.	259,800	1,257,432
Cypress Bioscience, Inc. (a)	505,500	3,922,680
Elan Corp. PLC sponsored ADR (a)	1,616,400	20,916,216
Sepracor, Inc. (a)(d)	635,100	33,380,856
Somaxon Pharmaceuticals, Inc. (a)	56,100	636,735
Xenoport, Inc. (a)	286,339	7,381,819
		72,868,270
TOTAL COMMON STOCKS (Cost $1,313,593,514)		1,364,782,016
Preferred Stocks - 0.2%
	Shares	Value
Convertible Preferred Stocks - 0.2%
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Xenon Pharmaceuticals, Inc. Series E (e)	981,626	$ 3,416,058
Nonconvertible Preferred Stocks - 0.0%
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e)	180,000	2
TOTAL PREFERRED STOCKS (Cost $7,698,817)		3,416,060
Money Market Funds - 23.3%

Fidelity Cash Central Fund, 5.35% (b)	2,162,861	2,162,861
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	316,948,825	316,948,825
TOTAL MONEY MARKET FUNDS (Cost $319,111,686)		319,111,686
TOTAL INVESTMENT PORTFOLIO - 123.2% (Cost $1,640,404,017)	1,687,309,762
NET OTHER ASSETS - (23.2)%	(318,000,331)
NET ASSETS - 100%	$ 1,369,309,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,416,060 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
GeneProt, Inc. Series A	7/7/00	$ 974,679
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 301,751
Fidelity Securities Lending Cash Central Fund	2,288,231
Total	$ 2,589,982
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $382,410,343 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $309,178,823) - See accompanying schedule: Unaffiliated issuers (cost $1,321,292,331)	$ 1,368,198,076
Fidelity Central Funds (cost $319,111,686)	319,111,686
Total Investments (cost $1,640,404,017)		$ 1,687,309,762
Cash		769,041
Receivable for investments sold		9,488,060
Receivable for fund shares sold		870,228
Distributions receivable from Fidelity Central Funds		14,075
Prepaid expenses		6,253
Other receivables		171,860
Total assets		1,698,629,279

Liabilities
Payable for investments purchased	$ 3,720,743
Payable for fund shares redeemed	7,453,599
Accrued management fee	679,760
Other affiliated payables	390,953
Other payables and accrued expenses	125,968
Collateral on securities loaned, at value	316,948,825
Total liabilities		329,319,848

Net Assets		$ 1,369,309,431
Net Assets consist of:
Paid in capital		$ 1,715,524,470
Accumulated net investment loss		(3,129)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(393,117,655)
Net unrealized appreciation (depreciation) on investments		46,905,745
Net Assets, for 21,433,694 shares outstanding		$ 1,369,309,431
Net Asset Value, offering price and redemption price per share ($1,369,309,431 ÷ 21,433,694 shares)		$ 63.89

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 109,407
Interest		6,819
Income from Fidelity Central Funds (including $2,288,231 from security lending)		2,589,982
Total income		2,706,208

Expenses
Management fee	$ 8,731,488
Transfer agent fees	4,695,005
Accounting and security lending fees	614,169
Custodian fees and expenses	68,539
Independent trustees' compensation	5,506
Registration fees	67,688
Audit	41,599
Legal	28,861
Interest	16,656
Miscellaneous	108,173
Total expenses before reductions	14,377,684
Expense reductions	(70,790)	14,306,894
Net investment income (loss)		(11,600,686)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	271,577,157
Foreign currency transactions	(6,552)
Total net realized gain (loss)		271,570,605
Change in net unrealized appreciation (depreciation) on: Investment securities	(381,729,985)
Assets and liabilities in foreign currencies	4,275
Total change in net unrealized appreciation (depreciation)		(381,725,710)
Net gain (loss)		(110,155,105)
Net increase (decrease) in net assets resulting from operations		$ (121,755,791)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,600,686)	$ (13,520,627)
Net realized gain (loss)	271,570,605	158,681,966
Change in net unrealized appreciation (depreciation)	(381,725,710)	384,296,736
Net increase (decrease) in net assets resulting from operations	(121,755,791)	529,458,075
Share transactions Proceeds from sales of shares	337,912,705	414,412,377
Cost of shares redeemed	(658,547,986)	(619,998,822)
Net increase (decrease) in net assets resulting from share transactions	(320,635,281)	(205,586,445)
Redemption fees	208,171	220,761
Total increase (decrease) in net assets	(442,182,901)	324,092,391

Net Assets
Beginning of period	1,811,492,332	1,487,399,941
End of period (including accumulated net investment loss of $3,129 and accumulated net investment loss of $3,835, respectively)	$ 1,369,309,431	$ 1,811,492,332
Other Information Shares
Sold	5,248,435	7,153,448
Redeemed	(10,431,851)	(10,864,160)
Net increase (decrease)	(5,183,416)	(3,710,712)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 68.06	$ 49.04	$ 55.39	$ 38.42	$ 53.48
Income from Investment Operations
Net investment income (loss) C	(.47)	(.48)	(.52)	(.43)	(.36)
Net realized and unrealized gain (loss)	(3.71)	19.49	(5.84)	17.39	(14.71)
Total from investment operations	(4.18)	19.01	(6.36)	16.96	(15.07)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.01
Net asset value, end of period	$ 63.89	$ 68.06	$ 49.04	$ 55.39	$ 38.42
Total Return A, B	(6.13)%	38.78%	(11.46)%	44.17%	(28.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.97%	.99%	1.17%	1.29%
Expenses net of fee waivers, if any	.93%	.97%	.99%	1.17%	1.29%
Expenses net of all reductions	.92%	.93%	.98%	1.15%	1.24%
Net investment income (loss)	(.75) %	(.83)%	(.94)%	(.88)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,369,309	$ 1,811,492	$ 1,487,400	$ 1,948,574	$ 1,484,303
Portfolio turnover rate E	70%	63%	19%	50%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Health Care Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Health Care Portfolio	4.13%	6.12%	9.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Health Care Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Health Care Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Fidelity® Select Health Care Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund returned 4.13%, underperforming the 5.03% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index and the 4.67% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. The fund modestly underperformed the Goldman Sachs index during the first seven months due to unfavorable security selection in and an underweighting of pharmaceutical stocks, as well as less-successful stock selection in biotechnology. Stronger security selection in and an overweighting of health care facilities helped, as did overweighting personal products. Detractors included biotech firm Neurocrine Biosciences, as well as underweighting pharmaceutical companies Johnson & Johnson, Bristol-Myers Squibb and Abbott Laboratories. Contributors included an overweighting in assisted living company Brookdale Senior Living and out-of-benchmark positions in nutritional products supplier Herbalife and soft-drink manufacturer Hansen Natural. During the last five months of the period, the fund slightly outperformed its new MSCI Health Care index due to solid security selection in and an overweighting of health care services, as well as some good picks in fertilizers and agricultural chemicals, an area not represented in the benchmark. Performance was held back by less-favorable stock selection in and an underweighting of health care equipment, as well as less-successful security selection in pharmaceuticals. Contributors during this time frame included an underweighting in pharmaceutical firm Eli Lilly, New River Pharmaceuticals, timely ownership of health care services provider Express Scripts and an underweighting in biotech firm Amgen. Underweighting Abbott Laboratories, an out-of-benchmark holding in Herbalife, and not owning index component and health care equipment manufacturer Zimmer Holdings detracted from relative performance. Some of the stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Health Care Index, which returned 1.62% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Health Care Index, which returned 3.00% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 4.67%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Health Care Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	9.1	7.8
Pfizer, Inc.	7.8	9.2
Merck & Co., Inc.	6.5	5.1
UnitedHealth Group, Inc.	5.6	4.9
Allergan, Inc.	3.2	2.8
Amgen, Inc.	3.2	4.6
Wyeth	3.0	3.9
Brookdale Senior Living, Inc.	2.2	1.7
McKesson Corp.	2.2	1.0
Gilead Sciences, Inc.	2.1	1.0
	44.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Pharmaceuticals	36.0%
Health Care Providers & Services	26.4%
Biotechnology	12.7%
Health Care Equipment & Supplies	11.0%
Life Sciences Tools & Services	3.0%
All Others*	10.9%

As of August 31, 2006
Pharmaceuticals	39.4%
Health Care Providers & Services	23.1%
Biotechnology	15.1%
Health Care Equipment & Supplies	14.2%
Life Sciences Tools & Services	2.1%
All Others*	6.1%

* Includes short-term investments and net other assets.

Annual Report

Select Health Care Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BIOTECHNOLOGY - 12.7%
Biotechnology - 12.7%
3SBio, Inc. ADR	422,900	$ 5,988,264
Acadia Pharmaceuticals, Inc. (a)	100,000	696,000
Alexion Pharmaceuticals, Inc. (a)	9,064	334,280
Alnylam Pharmaceuticals, Inc. (a)	289,500	5,442,600
Altus Pharmaceuticals, Inc.	78,500	1,281,905
Amgen, Inc. (a)	1,022,004	65,673,977
Amylin Pharmaceuticals, Inc. (a)	187,900	7,311,189
Arena Pharmaceuticals, Inc. (a)	77,600	981,640
BioCryst Pharmaceuticals, Inc. (a)(d)	170,000	1,718,700
Biogen Idec, Inc. (a)	159,500	7,207,805
BioMarin Pharmaceutical, Inc. (a)	88,200	1,502,046
Celgene Corp. (a)	430,900	22,966,970
Cephalon, Inc. (a)	30,000	2,132,400
Cleveland Biolabs, Inc. (d)	36,000	393,480
CSL Ltd.	91,800	5,616,720
CV Therapeutics, Inc. (a)	82,500	1,053,525
CytRx Corp. (a)	289,300	1,212,167
deCODE genetics, Inc. (a)(d)	520,000	2,028,000
Dyadic International, Inc. (a)(d)	175,000	1,071,000
Genentech, Inc. (a)	141,300	11,921,481
Genmab AS (a)	17,200	1,020,264
Genomic Health, Inc. (a)	21,100	396,469
Gilead Sciences, Inc. (a)	609,300	43,601,508
GTx, Inc. (a)	123,400	2,693,822
Human Genome Sciences, Inc. (a)	162,000	1,782,000
Isis Pharmaceuticals, Inc. (a)	347,700	3,171,024
MannKind Corp. (a)	43,000	684,130
Martek Biosciences (a)	2,229	50,420
Medarex, Inc. (a)	321,000	4,391,280
Memory Pharmaceuticals Corp. (a)	472,000	1,373,520
Molecular Insight Pharmaceuticals, Inc.	175,700	2,315,726
Omrix Biopharmaceuticals, Inc.	77,695	2,781,481
ONYX Pharmaceuticals, Inc. (a)	41,600	1,092,000
Orchid Cellmark, Inc. (a)	2,500	10,250
OSI Pharmaceuticals, Inc. (a)(d)	930,264	32,187,134
PDL BioPharma, Inc. (a)	120,900	2,307,981
Regeneron Pharmaceuticals, Inc. (a)	12,800	253,952
Tercica, Inc. (a)(d)	238,000	1,237,600
Theravance, Inc. (a)	123,400	3,979,650
Transition Therapeutics, Inc. (a)	785,500	1,437,279
Vanda Pharmaceuticals, Inc.	205,009	4,932,517
Vertex Pharmaceuticals, Inc. (a)	144,900	4,446,981
		262,681,137
CHEMICALS - 2.8%
Diversified Chemicals - 0.6%
Bayer AG sponsored ADR	228,400	13,130,716
Fertilizers & Agricultural Chemicals - 2.0%
Agrium, Inc.	55,200	2,118,702
Fertilizantes Fosfatados SA (PN)	100,200	1,857,043
Monsanto Co.	479,100	25,243,779

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	51,600	$ 8,142,996
Syngenta AG sponsored ADR	114,800	4,040,960
		41,403,480
Specialty Chemicals - 0.2%
Ecolab, Inc.	47,500	2,009,250
Novozymes AS Series B	12,000	1,035,750
Sigma Aldrich Corp.	30,000	1,230,000
		4,275,000
TOTAL CHEMICALS		58,809,196
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Diversified Commercial & Professional Services - 0.3%
FTI Consulting, Inc. (a)	155,000	5,203,350
Environmental & Facility Services - 0.0%
Clean Harbors, Inc. (a)	4,670	235,882
TOTAL COMMERCIAL SERVICES & SUPPLIES		5,439,232
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Service Corp. International	178,700	2,096,151
DIVERSIFIED FINANCIAL SERVICES - 1.0%
Specialized Finance - 1.0%
Fortress Investment Group LLC	710,700	21,463,140
FOOD PRODUCTS - 2.2%
Agricultural Products - 0.4%
BioMar Holding AS	37,960	1,752,819
Nutreco Holding NV	94,200	6,544,627
		8,297,446
Packaged Foods & Meats - 1.8%
Cermaq ASA	360,000	6,749,597
China Huiyuan Juice Group Ltd.	1,188,000	1,547,903
China Mengniu Dairy Co. Ltd.	722,000	1,982,184
Green Mountain Coffee Roasters, Inc. (a)	1,100	61,699
Groupe Danone	50,900	8,064,835
Groupe Danone sponsored ADR (d)	40,000	1,360,400
Koninklijke Numico NV	123,000	6,341,599
Marine Harvest ASA (a)	5,920,000	7,238,698
Synear Food Holdings Ltd.	1,650,000	2,266,113
Want Want Holdings Ltd.	507,000	780,780
		36,393,808
TOTAL FOOD PRODUCTS		44,691,254
HEALTH CARE EQUIPMENT & SUPPLIES - 11.0%
Health Care Equipment - 9.2%
Accuray, Inc.	3,400	86,632
Advanced Medical Optics, Inc. (a)	103,800	4,000,452
American Medical Systems Holdings, Inc. (a)	112,400	2,286,216
ArthroCare Corp. (a)	161,800	5,881,430
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Equipment - continued
Aspect Medical Systems, Inc. (a)	286,800	$ 4,631,820
Baxter International, Inc.	782,900	39,152,829
Becton, Dickinson & Co.	417,500	31,725,825
BioLase Technology, Inc. (a)	107,900	910,676
C.R. Bard, Inc.	482,400	38,495,520
China Medical Technologies, Inc. sponsored ADR (a)(d)	128,400	3,212,568
Cytyc Corp. (a)	70,000	2,121,000
Electro-Optical Sciences, Inc. (a)	37,500	210,000
Foxhollow Technologies, Inc. (a)(d)	21,092	471,617
I-Flow Corp. (a)	41,000	590,810
Intuitive Surgical, Inc. (a)	37,300	4,144,030
Invacare Corp.	131,600	2,445,128
IRIS International, Inc. (a)	87,200	988,848
Kyphon, Inc. (a)	202,000	9,112,220
Mindray Medical International Ltd. sponsored ADR	386,300	9,943,362
Respironics, Inc. (a)	207,500	8,501,275
Sirona Dental Systems, Inc.	101,300	3,770,386
St. Jude Medical, Inc. (a)	237,700	9,424,805
The Spectranetics Corp. (a)	195,000	2,049,450
Thermogenesis Corp. (a)	240,000	736,800
Varian Medical Systems, Inc. (a)	141,100	6,483,545
		191,377,244
Health Care Supplies - 1.8%
Align Technology, Inc. (a)	152,900	2,510,618
Cooper Companies, Inc.	57,800	2,652,442
DJO, Inc. (a)	134,019	5,250,864
Gen-Probe, Inc. (a)	59,400	2,852,388
Haemonetics Corp. (a)	22,400	1,008,000
Immucor, Inc. (a)	73,492	2,185,652
Inverness Medical Innovations, Inc. (a)	285,565	12,050,843
Inverness Medical Innovations, Inc. (a)(e)	42,205	1,781,051
LifeCell Corp. (a)(d)	88,500	2,112,495
Merit Medical Systems, Inc. (a)	194,873	2,741,863
Shandong Weigao Group Medical Polymer Co. Ltd.	788,000	1,149,769
		36,295,985
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		227,673,229
HEALTH CARE PROVIDERS & SERVICES - 26.4%
Health Care Distributors & Services - 4.4%
Cardinal Health, Inc.	348,800	24,447,392
Henry Schein, Inc. (a)	71,100	3,709,287
McKesson Corp.	812,600	45,310,576

	Shares	Value
MWI Veterinary Supply, Inc. (a)	183,450	$ 5,692,454
Profarma Distribuidora de Produtos Farmaceuticos SA	800,000	12,804,527
		91,964,236
Health Care Facilities - 5.4%
Acibadem Saglik Hizmetleri AS	533,340	5,246,586
Apollo Hospitals Enterprise Ltd.	334,171	3,768,803
Brookdale Senior Living, Inc.	966,100	45,609,581
Bumrungrad Hospital PCL (For. Reg.)	5,478,400	5,957,408
Capital Senior Living Corp. (a)	493,100	5,315,618
Community Health Systems, Inc. (a)	445,100	16,579,975
Emeritus Corp. (a)	108,000	3,018,600
Five Star Quality Care, Inc. (a)(d)	195,000	2,228,850
Genesis HealthCare Corp. (a)	34,100	2,150,005
Manor Care, Inc.	62,900	3,370,182
Sun Healthcare Group, Inc. (a)	542,100	7,128,615
U.S. Physical Therapy, Inc. (a)	63,404	856,588
United Surgical Partners International, Inc. (a)	129,900	3,967,146
VCA Antech, Inc. (a)	185,900	6,824,389
		112,022,346
Health Care Services - 7.7%
Caremark Rx, Inc.	421,800	25,978,662
Cross Country Healthcare, Inc. (a)	31,600	601,980
Diagnosticos da America SA (a)	1,530,800	33,279,830
Emergency Medical Services Corp. Class A (a)	100	2,643
Express Scripts, Inc. (a)	510,648	38,507,966
HAPC, Inc. unit	627,500	3,846,575
Health Grades, Inc. (a)	1,121,906	6,237,797
HMS Holdings Corp. (a)	206,900	4,096,620
Medco Health Solutions, Inc. (a)	411,500	27,821,515
Nighthawk Radiology Holdings, Inc.	355,548	7,388,287
Omnicare, Inc.	227,800	9,462,812
Rural/Metro Corp. (a)	394,049	2,982,951
		160,207,638
Managed Health Care - 8.9%
Health Net, Inc. (a)	247,800	13,249,866
Healthspring, Inc.	58,600	1,238,218
Humana, Inc. (a)	373,700	22,362,208
Sierra Health Services, Inc. (a)	187,900	6,982,364
UnitedHealth Group, Inc.	2,209,820	115,352,604
WellPoint, Inc. (a)	307,400	24,404,486
		183,589,746
TOTAL HEALTH CARE PROVIDERS & SERVICES		547,783,966
HEALTH CARE TECHNOLOGY - 1.2%
Health Care Technology - 1.2%
Cerner Corp. (a)	236,700	12,334,437
Eclipsys Corp. (a)	252,800	5,288,576
Systems Xcellence, Inc. (a)	17,875	349,690
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - CONTINUED
Health Care Technology - continued
Vital Images, Inc. (a)	12,390	$ 425,844
WebMD Health Corp. Class A (a)	121,289	6,524,135
		24,922,682
HOTELS, RESTAURANTS & LEISURE - 0.3%
Leisure Facilities - 0.3%
Life Time Fitness, Inc. (a)	128,800	6,156,640
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
Tyco International Ltd.	26,200	807,746
INSURANCE - 0.8%
Insurance Brokers - 0.0%
eHealth, Inc.	1,900	47,538
Life & Health Insurance - 0.8%
China Life Insurance Co. Ltd. ADR (d)	82,900	3,283,669
Prudential Financial, Inc.	65,100	5,920,194
Universal American Financial Corp. (a)	410,967	7,886,457
		17,090,320
TOTAL INSURANCE		17,137,858
LIFE SCIENCES TOOLS & SERVICES - 3.0%
Life Sciences Tools & Services - 3.0%
Advanced Magnetics, Inc. (a)	104,200	6,144,674
Applera Corp.:
- Applied Biosystems Group	94,300	2,911,984
- Celera Genomics Group (a)	71,500	994,565
Bio-Rad Laboratories, Inc. Class A (a)	20,900	1,482,228
Charles River Laboratories International, Inc. (a)	65,400	2,998,590
Covance, Inc. (a)	71,900	4,433,354
Exelixis, Inc. (a)	357,400	3,599,018
Illumina, Inc. (a)	113,655	3,817,671
Millipore Corp. (a)	158,330	11,323,762
Pharmaceutical Product Development, Inc.	119,500	3,798,905
PRA International (a)	72,600	1,456,356
QIAGEN NV (a)	228,900	3,751,671
Sequenom, Inc. (a)	125,000	523,750
Techne Corp. (a)	10,800	608,256
Thermo Fisher Scientific, Inc. (a)	237,500	10,751,625
Ventana Medical Systems, Inc. (a)	103,900	4,181,975
		62,778,384
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Watts Water Technologies, Inc. Class A	60,200	2,267,132

	Shares	Value
MULTI-UTILITIES - 0.2%
Multi-Utilities - 0.2%
Veolia Environnement sponsored ADR	59,800	$ 4,215,900
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Hengan International Group Co. Ltd.	4,398,000	12,158,734
PHARMACEUTICALS - 36.0%
Pharmaceuticals - 36.0%
Abbott Laboratories	195,600	10,683,672
Adams Respiratory Therapeutics, Inc. (a)(d)	484,805	17,608,118
Adolor Corp. (a)(d)	611,000	4,081,480
Allergan, Inc.	588,300	65,718,993
Atherogenics, Inc. (a)(d)	98,981	1,081,862
Barr Pharmaceuticals, Inc. (a)	259,800	13,769,400
BioMimetic Therapeutics, Inc.	115,800	1,911,858
Cadence Pharmaceuticals, Inc.	14,000	199,640
Collagenex Pharmaceuticals, Inc. (a)	143,000	1,933,360
Eczacibasi ILAC Sanayi TAS (a)	250,000	1,017,339
Elan Corp. PLC sponsored ADR (a)	4,400	56,936
Endo Pharmaceuticals Holdings, Inc. (a)	159,200	4,968,632
Inspire Pharmaceuticals, Inc. (a)	567,000	3,912,300
Javelin Pharmaceuticals, Inc. (a)	146,586	835,540
Johnson & Johnson	2,992,184	188,657,203
Merck & Co., Inc.	3,046,800	134,546,688
Nastech Pharmaceutical Co., Inc. (a)	249,500	2,884,220
Nexmed, Inc. (a)	971,000	1,262,300
Pfizer, Inc.	6,487,310	161,923,258
Roche Holding AG (participation certificate)	115,191	20,547,712
Schering-Plough Corp.	1,013,900	23,806,372
Shire PLC	48,900	1,037,439
Shire PLC sponsored ADR	272,100	17,542,287
Valeant Pharmaceuticals International	118,200	2,119,326
Wuyi International Pharmaceutical Co. Ltd.	2,587,000	642,359
Wyeth	1,263,470	61,808,952
Xenoport, Inc. (a)	86,500	2,229,970
		746,787,216
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductor Equipment - 0.0%
Verigy Ltd.	7,958	186,933
SOFTWARE - 0.4%
Systems Software - 0.4%
Quality Systems, Inc.	186,500	7,633,445
TOTAL COMMON STOCKS (Cost $1,661,940,841)		2,055,689,975
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e) (Cost $601,052)	111,000	$ 1
Money Market Funds - 1.3%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $27,189,896)	27,189,896	27,189,896
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,689,731,789)		2,082,879,872
NET OTHER ASSETS - (0.4)%		(9,096,853)
NET ASSETS - 100%		$ 2,073,783,019
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,781,052 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
GeneProt, Inc. Series A	7/7/00	$ 601,052
Inverness Medical Innovations, Inc.	2/8/06	$ 1,030,224
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,179,414
Fidelity Securities Lending Cash Central Fund	561,845
Total	$ 1,741,259
Other information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
Brazil	2.3%
Switzerland	1.2%
Cayman Islands	1.2%
Others (individually less than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $26,248,230) - See accompanying schedule: Unaffiliated issuers (cost $1,662,541,893)	$ 2,055,689,976
Fidelity Central Funds (cost $27,189,896)	27,189,896
Total Investments (cost $1,689,731,789)		$ 2,082,879,872
Receivable for investments sold		41,683,431
Receivable for fund shares sold		1,284,158
Dividends receivable		3,530,120
Distributions receivable from Fidelity Central Funds		105,876
Prepaid expenses		8,695
Other receivables		84,496
Total assets		2,129,576,648

Liabilities
Payable to custodian bank	$ 897,696
Payable for investments purchased	22,221,846
Payable for fund shares redeemed	3,746,843
Accrued management fee	1,000,168
Other affiliated payables	545,532
Other payables and accrued expenses	191,648
Collateral on securities loaned, at value	27,189,896
Total liabilities		55,793,629

Net Assets		$ 2,073,783,019
Net Assets consist of:
Paid in capital		$ 1,600,081,425
Undistributed net investment income		3,189,023
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		77,426,552
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,086,019
Net Assets, for 16,357,792 shares outstanding		$ 2,073,783,019
Net Asset Value, offering price and redemption price per share ($2,073,783,019 ÷ 16,357,792 shares)		$ 126.78

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 23,859,814
Interest		26,412
Income from Fidelity Central Funds (including $561,845 from security lending)		1,741,259
Total income		25,627,485

Expenses
Management fee	$ 12,199,482
Transfer agent fees	5,696,777
Accounting and security lending fees	759,280
Custodian fees and expenses	136,620
Independent trustees' compensation	7,874
Depreciation in deferred trustee compensation account	(710)
Registration fees	47,233
Audit	44,285
Legal	38,306
Interest	14,030
Miscellaneous	113,138
Total expenses before reductions	19,056,315
Expense reductions	(151,445)	18,904,870
Net investment income (loss)		6,722,615
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	156,959,101
Foreign currency transactions	(193,802)
Total net realized gain (loss)		156,765,299
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $39,717)	(83,804,632)
Assets and liabilities in foreign currencies	(13,137)
Total change in net unrealized appreciation (depreciation)		(83,817,769)
Net gain (loss)		72,947,530
Net increase (decrease) in net assets resulting from operations		$ 79,670,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,722,615	$ (2,671,642)
Net realized gain (loss)	156,765,299	467,925,520
Change in net unrealized appreciation (depreciation)	(83,817,769)	(62,069,040)
Net increase (decrease) in net assets resulting from operations	79,670,145	403,184,838
Distributions to shareholders from net investment income	(3,281,740)	(592,623)
Distributions to shareholders from net realized gain	(284,464,403)	(214,985,606)
Total distributions	(287,746,143)	(215,578,229)
Share transactions Proceeds from sales of shares	284,188,477	714,309,159
Reinvestment of distributions	271,255,684	202,655,649
Cost of shares redeemed	(653,962,965)	(630,625,737)
Net increase (decrease) in net assets resulting from share transactions	(98,518,804)	286,339,071
Redemption fees	54,584	126,010
Total increase (decrease) in net assets	(306,540,218)	474,071,690

Net Assets
Beginning of period	2,380,323,237	1,906,251,547
End of period (including undistributed net investment income of $3,189,023 and accumulated net investment loss of $58,050, respectively)	$ 2,073,783,019	$ 2,380,323,237
Other Information Shares
Sold	2,259,157	5,197,779
Issued in reinvestment of distributions	2,185,999	1,471,110
Redeemed	(5,200,459)	(4,557,268)
Net increase (decrease)	(755,303)	2,111,621

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 139.09	$ 127.07	$ 123.36	$ 99.56	$ 121.42
Income from Investment Operations
Net investment income (loss) C	.39	(.17)	.14	.13	.23
Net realized and unrealized gain (loss)	4.49	25.97	3.69	23.84	(19.48)
Total from investment operations	4.88	25.80	3.83	23.97	(19.25)
Distributions from net investment income	(.20)	(.04)	(.13)	(.18)	(.20)
Distributions from net realized gain	(16.99)	(13.75)	-	-	(2.42)
Total distributions	(17.19)	(13.79)	(.13)	(.18)	(2.62)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.01
Net asset value, end of period	$ 126.78	$ 139.09	$ 127.07	$ 123.36	$ 99.56
Total Return A, B	4.13%	20.42%	3.12%	24.11%	(16.14)%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.91%	.93%	1.02%	1.05%
Expenses net of fee waivers, if any	.88%	.91%	.93%	1.02%	1.05%
Expenses net of all reductions	.87%	.87%	.92%	.99%	.99%
Net investment income (loss)	.31%	(.12)%	.11%	.12%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,073,783	$ 2,380,323	$ 1,906,252	$ 2,035,782	$ 1,748,459
Portfolio turnover rate E	91%	120%	32%	104%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Delivery Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery Portfolio	2.23%	17.60%	10.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Medical Delivery Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Medical Delivery Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Fidelity® Select Medical Delivery Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund returned 2.23%, underperforming the 3.29% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Providers & Services Index and below the 8.56% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. The main factors behind the fund's underperformance of the Goldman Sachs index during the first seven months were its focus on managed health care stocks - one of the worst performing segments of the index during this period - and, even more so, unfavorable stock selection in and a significant underweighting of the index's large stake in pharmaceuticals - one of the better performing groups during this interval. Underweighting biotechnology helped relative returns, as did strong security selection in health care supplies. Detractors included managed care providers Aetna and UnitedHealth Group, health care services company Omincare and not owning pharmaceutical firm Merck, an index component. Contributors included an overweighting in managed health care firm Humana, not owning health care equipment provider and index component Boston Scientific and underweighting health care equipment firm Medtronic. During the last five months of the period, the fund outperformed its new MSCI index due to positive security and market selection in health care services, as well as some good picks in specialized consumer services - an area not represented in the index. Detractors from relative performance included poor results from out-of-benchmark holdings in biotechnology. Contributions during this time frame came from significant underweightings in managed care company and major benchmark component WellPoint and health care services provider Quest Diagnostics, as well as an overweighting in managed care provider Health Net and timely ownership of pharmacy benefit management company Caremark Rx. Hurting performance was health care services provider Rural/Metro - a stock not included in the benchmark - along with not owning managed care company and benchmark component Cigna. An out-of-index stake in biotech firm OSI Pharmaceuticals also held back the fund's return. Some of the stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Health Care Index, which returned 1.62% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Health Care Providers & Services Index, which returned 6.83% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 8.56%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Medical Delivery Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	22.1	7.8
McKesson Corp.	6.6	5.1
Caremark Rx, Inc.	6.5	3.6
Cardinal Health, Inc.	6.1	1.3
Medco Health Solutions, Inc.	5.8	5.2
Express Scripts, Inc.	3.9	3.8
Health Net, Inc.	3.6	4.3
Diagnosticos da America SA	3.6	0.8
Brookdale Senior Living, Inc.	3.4	2.6
Humana, Inc.	3.1	4.0
	64.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Health Care Providers & Services	83.7%
Health Care Equipment & Supplies	4.4%
Biotechnology	2.5%
Health Care Technology	1.5%
Insurance	1.5%
All Others*	6.4%

As of August 31, 2006
Health Care Providers & Services	72.5%
Health Care Equipment & Supplies	5.3%
Diversified Consumer Services	3.8%
Pharmaceuticals	3.3%
Health Care Technology	3.0%
All Others*	12.1%

* Includes short-term investments and net other assets.

Annual Report

Select Medical Delivery Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
BIOTECHNOLOGY - 2.5%
Biotechnology - 2.5%
Alnylam Pharmaceuticals, Inc. (a)	29,300	$ 550,840
Cepheid, Inc. (a)	67,600	538,772
CV Therapeutics, Inc. (a)	25,000	319,250
deCODE genetics, Inc. (a)	96,600	376,740
Insmed, Inc. (a)	325,000	461,500
MannKind Corp. (a)	6,300	100,233
Memory Pharmaceuticals Corp. (a)	190,000	552,900
OSI Pharmaceuticals, Inc. (a)(e)	383,100	13,255,260
		16,155,495
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Human Resource & Employment Services - 0.1%
Kforce, Inc. (a)	67,400	916,640
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
Carriage Services, Inc. Class A (e)	506,549	3,550,908
Service Corp. International	311,430	3,653,074
		7,203,982
DIVERSIFIED FINANCIAL SERVICES - 1.1%
Specialized Finance - 1.1%
Fortress Investment Group LLC	232,500	7,021,500
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Health Care Equipment - 1.3%
Abiomed, Inc. (a)	500	6,990
Aspect Medical Systems, Inc. (a)	414,300	6,690,945
Becton, Dickinson & Co.	8,600	653,514
BioLase Technology, Inc. (a)	48,300	407,652
IDEXX Laboratories, Inc. (a)	800	68,944
NeuroMetrix, Inc. (a)	57,700	656,626
		8,484,671
Health Care Supplies - 3.1%
Align Technology, Inc. (a)	4,800	78,816
Inverness Medical Innovations, Inc. (a)	463,800	19,572,360
		19,651,176
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		28,135,847
HEALTH CARE PROVIDERS & SERVICES - 83.4%
Health Care Distributors & Services - 13.4%
Cardinal Health, Inc.	560,000	39,250,400
Henry Schein, Inc. (a)	1,700	88,689
McKesson Corp.	766,300	42,728,888
MWI Veterinary Supply, Inc. (a)	76,300	2,367,589
Profarma Distribuidora de Produtos Farmaceuticos SA	136,000	2,176,770
		86,612,336
Health Care Facilities - 12.3%
Acibadem Saglik Hizmetleri AS	338,000	3,324,982
Advocat, Inc. (a)	72,000	1,256,400

	Shares	Value
Apollo Hospitals Enterprise Ltd.	832,520	$ 9,389,217
Assisted Living Concepts, Inc. Class A (a)	119,200	1,364,840
Bangkok Chain Hospital PCL	4,250,000	1,067,965
Bangkok Dusit Medical Service PCL (For. Reg.)	2,172,600	2,298,710
Brookdale Senior Living, Inc.	466,000	21,999,860
Bumrungrad Hospital PCL (For. Reg.)	3,168,200	3,445,214
Capital Senior Living Corp. (a)	175,700	1,894,046
Community Health Systems, Inc. (a)	307,473	11,453,369
Emeritus Corp. (a)	152,300	4,256,785
Five Star Quality Care, Inc. (a)(e)	72,500	828,675
HealthSouth Corp. (a)	436	10,447
Kindred Healthcare, Inc. (a)	100	3,292
LifePoint Hospitals, Inc. (a)	2,100	76,860
Manor Care, Inc.	71,500	3,830,970
Sun Healthcare Group, Inc. (a)	269,931	3,549,593
U.S. Physical Therapy, Inc. (a)	100,752	1,361,160
United Surgical Partners International, Inc. (a)	37,250	1,137,615
VCA Antech, Inc. (a)	174,300	6,398,553
		78,948,553
Health Care Services - 27.4%
AMN Healthcare Services, Inc. (a)	55,800	1,551,240
Caremark Rx, Inc.	682,400	42,029,016
Diagnosticos da America SA (a)	1,048,500	22,794,553
Emergency Medical Services Corp. Class A (a)	100	2,643
Express Scripts, Inc. (a)	328,100	24,742,021
Health Grades, Inc. (a)(f)	1,833,177	10,192,464
Healthways, Inc. (a)	500	21,745
HMS Holdings Corp. (a)	165,829	3,283,414
Lincare Holdings, Inc. (a)	33,600	1,312,080
Medco Health Solutions, Inc. (a)	554,100	37,462,701
Nighthawk Radiology Holdings, Inc. (e)	167,700	3,484,806
Omnicare, Inc. (e)	352,800	14,655,312
Rural/Metro Corp. (a)(f)	1,957,400	14,817,518
Visicu, Inc.	33,292	234,043
		176,583,556
Managed Health Care - 30.3%
AMERIGROUP Corp. (a)	2,600	86,008
Centene Corp. (a)	1,800	43,416
Coventry Health Care, Inc. (a)	16,700	908,814
Health Net, Inc. (a)	433,500	23,179,245
Healthspring, Inc.	75,700	1,599,541
Humana, Inc. (a)	338,200	20,237,888
Medial Saude SA	159,000	1,612,120
Molina Healthcare, Inc. (a)	1,473	45,899
Sierra Health Services, Inc. (a)	138,400	5,142,944
UnitedHealth Group, Inc.	2,718,701	141,916,190
WellPoint, Inc. (a)	400	31,756
		194,803,821
TOTAL HEALTH CARE PROVIDERS & SERVICES		536,948,266
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - 1.5%
Health Care Technology - 1.5%
Cerner Corp. (a)	59,701	$ 3,111,019
Eclipsys Corp. (a)	60,400	1,263,568
Emageon, Inc. (a)(e)	87,598	1,022,269
Vital Images, Inc. (a)	30,097	1,034,434
WebMD Health Corp. Class A (a)	63,400	3,410,286
		9,841,576
HOTELS, RESTAURANTS & LEISURE - 0.5%
Leisure Facilities - 0.5%
Life Time Fitness, Inc. (a)	64,300	3,073,540
INSURANCE - 1.5%
Life & Health Insurance - 1.5%
China Life Insurance Co. Ltd. ADR (e)	25,232	999,440
MetLife, Inc.	51,800	3,271,170
Universal American Financial Corp. (a)	271,073	5,201,891
		9,472,501
INTERNET & CATALOG RETAIL - 0.2%
Internet Retail - 0.2%
NutriSystem, Inc. (a)(e)	26,900	1,214,535
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	80,000	805,600
PERSONAL PRODUCTS - 0.2%
Personal Products - 0.2%
Natura Cosmeticos SA	86,100	1,093,862
PHARMACEUTICALS - 0.8%
Pharmaceuticals - 0.8%
Adams Respiratory Therapeutics, Inc. (a)	33,500	1,216,720
Allergan, Inc.	29,300	3,273,103
Atherogenics, Inc. (a)(e)	34,200	373,806
		4,863,629
SOFTWARE - 0.5%
Systems Software - 0.5%
Quality Systems, Inc.	83,800	3,429,934
TOTAL COMMON STOCKS (Cost $506,699,702)		630,176,907
Nonconvertible Bonds - 0.3%
	Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES - 0.3%
Health Care Services - 0.3%
Rural/Metro Corp.:
0% 3/15/16 (d)	$ 2,790,000	$ 2,155,275
9.875% 3/15/15	20,000	21,200
(Cost $1,936,015)		2,176,475
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 5.35% (b)	10,629,207	10,629,207
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	11,787,216	11,787,216
TOTAL MONEY MARKET FUNDS (Cost $22,416,423)		22,416,423
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $531,052,140)		654,769,805
NET OTHER ASSETS - (1.7)%		(11,128,663)
NET ASSETS - 100%		$ 643,641,142
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 317,858
Fidelity Securities Lending Cash Central Fund	293,830
Total	$ 611,688
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Health Grades, Inc.	$ 5,154,280	$ 4,733,590	$ 866,915	$ -	$ 10,192,464
Rural/Metro Corp.	16,872,788	-	-	-	14,817,518
Total	$ 22,027,068	$ 4,733,590	$ 866,915	$ -	$ 25,009,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $11,443,677) - See accompanying schedule: Unaffiliated issuers (cost $485,048,441)	$ 607,343,400
Fidelity Central Funds (cost $22,416,423)	22,416,423
Other affiliated issuers (cost $23,587,276)	25,009,982
Total Investments (cost $531,052,140)		$ 654,769,805
Cash		626,633
Foreign currency held at value (cost $29,633)		29,623
Receivable for investments sold		3,527,242
Receivable for fund shares sold		1,770,100
Dividends receivable		50,139
Interest receivable		905
Distributions receivable from Fidelity Central Funds		47,813
Prepaid expenses		3,313
Other receivables		24,046
Total assets		660,849,619

Liabilities
Payable for investments purchased	$ 2,178,952
Payable for fund shares redeemed	2,605,264
Accrued management fee	305,330
Other affiliated payables	182,359
Other payables and accrued expenses	149,356
Collateral on securities loaned, at value	11,787,216
Total liabilities		17,208,477

Net Assets		$ 643,641,142
Net Assets consist of:
Paid in capital		$ 480,517,282
Accumulated net investment loss		(777)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		39,446,365
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		123,678,272
Net Assets, for 12,615,071 shares outstanding		$ 643,641,142
Net Asset Value, offering price and redemption price per share ($643,641,142 ÷ 12,615,071 shares)		$ 51.02

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 2,144,566
Interest		296,464
Income from Fidelity Central Funds (including $293,830 from security lending)		611,688
Total income		3,052,718

Expenses
Management fee	$ 4,712,681
Transfer agent fees	2,520,020
Accounting and security lending fees	341,926
Custodian fees and expenses	135,444
Independent trustees' compensation	3,339
Registration fees	69,690
Audit	44,707
Legal	19,489
Interest	76,464
Miscellaneous	59,457
Total expenses before reductions	7,983,217
Expense reductions	(61,751)	7,921,466
Net investment income (loss)		(4,868,748)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $63,717)	87,980,518
Other affiliated issuers	74,747
Foreign currency transactions	(121,256)
Total net realized gain (loss)		87,934,009
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $189,947)	(115,774,068)
Assets and liabilities in foreign currencies	(15,686)
Total change in net unrealized appreciation (depreciation)		(115,789,754)
Net gain (loss)		(27,855,745)
Net increase (decrease) in net assets resulting from operations		$ (32,724,493)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,868,748)	$ (7,632,320)
Net realized gain (loss)	87,934,009	87,118,185
Change in net unrealized appreciation (depreciation)	(115,789,754)	181,514,309
Net increase (decrease) in net assets resulting from operations	(32,724,493)	261,000,174
Distributions to shareholders from net realized gain	(79,276,226)	(63,142,749)
Share transactions Proceeds from sales of shares	251,334,506	1,611,776,758
Reinvestment of distributions	75,721,552	60,447,547
Cost of shares redeemed	(1,041,431,790)	(1,106,838,737)
Net increase (decrease) in net assets resulting from share transactions	(714,375,732)	565,385,568
Redemption fees	156,545	435,074
Total increase (decrease) in net assets	(826,219,906)	763,678,067

Net Assets
Beginning of period	1,469,861,048	706,182,981
End of period (including accumulated net investment loss of $777 and accumulated net investment loss of $953, respectively)	$ 643,641,142	$ 1,469,861,048
Other Information Shares
Sold	4,957,037	31,776,334
Issued in reinvestment of distributions	1,525,404	1,194,823
Redeemed	(20,600,304)	(21,329,025)
Net increase (decrease)	(14,117,863)	11,642,132

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 54.98	$ 46.80	$ 32.76	$ 22.84	$ 26.49
Income from Investment Operations
Net investment income (loss)C	(.29)	(.31)	(.28)	(.30)	(.28)
Net realized and unrealized gain (loss)	1.20 F	11.41	14.28	10.20	(3.46)
Total from investment operations	.91	11.10	14.00	9.90	(3.74)
Distributions from net realized gain	(4.88)	(2.94)	-	-	-
Redemption fees added to paid in capital C	.01	.02	.04	.02	.09
Net asset value, end of period	$ 51.02	$ 54.98	$ 46.80	$ 32.76	$ 22.84
Total Return A, B	2.23%	24.54%	42.86%	43.43%	(13.78)%
Ratios to Average Net Assets D, G
Expenses before reductions	.95%	.95%	1.03%	1.30%	1.25%
Expenses net of fee waivers, if any	.95%	.95%	1.03%	1.30%	1.25%
Expenses net of all reductions	.94%	.91%	.92%	1.24%	1.13%
Net investment income (loss)	(.58)%	(.60)%	(.72)%	(1.11)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 643,641	$ 1,469,861	$ 706,183	$ 210,255	$ 117,635
Portfolio turnover rate E	92%	106%	244%	196%	269%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Equipment and Systems Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of fund A
Select Medical Equipment and Systems Portfolio	5.66%	11.77%	15.04%

A From April 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Comments from Aaron Cooper, Portfolio Manager of Fidelity® Select Medical Equipment and Systems Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year ending February 28, 2007, the fund was up 5.66%, underperforming the 6.38% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Equipment & Supplies Index and the 12.42% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, with which the fund was compared through September, and the new MSCI benchmark mentioned above, with which the fund was compared during the period's final five months.1 For the year ending February 28, 2007, the fund also trailed the S&P 500. For the first seven months of the review period, the fund underperformed the benchmark Goldman Sachs index largely because the health care equipment group on which we focus underperformed the health care sector as a whole. Cardiology equipment maker Boston Scientific - a position we sold - and neurological diagnostic tool maker NeuroMetrix were among the detractors. However, good stock picking in health care supplies, including Inverness Medical Innovations - a maker of pregnancy and cardiology tests - contributed to performance. In the last five months of the period, the fund underperformed its new MSCI index, as many of the small- and mid-cap stocks I favored failed to outperform the larger stocks that form the core of the index. Detractors included Cooper Companies, which makes contact lenses, and underexposure to Zimmer Holdings and Stryker, two strong performing orthopedic stocks in the index. Conversely, an overweighting in Inverness and underweightings in Varian Medical Systems and Medtronic, two stocks that struggled, contributed to the fund's relative performance.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Health Care Index, which returned 1.62% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Health Care Equipment & Supplies Index, which returned 10.63% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 12.42%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Medical Equipment and Systems Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Baxter International, Inc.	11.5	6.3
Becton, Dickinson & Co.	9.6	6.5
Inverness Medical Innovations, Inc.	9.1	6.6
C.R. Bard, Inc.	7.3	5.0
Cooper Companies, Inc.	4.4	4.7
St. Jude Medical, Inc.	3.1	3.9
Allergan, Inc.	3.0	10.2
Respironics, Inc.	2.1	1.0
Aspect Medical Systems, Inc.	2.0	2.1
Brookdale Senior Living, Inc.	1.9	2.4
	54.0
Top Industries (% of fund's net assets)
As of February 28, 2007
Health Care Equipment & Supplies	80.5%
Pharmaceuticals	4.5%
Health Care Providers & Services	3.6%
Biotechnology	3.5%
Life Sciences Tools & Services	3.4%
All Others*	4.5%

As of August 31, 2006
Health Care Equipment & Supplies	63.7%
Pharmaceuticals	20.2%
Health Care Providers & Services	5.0%
Health Care Technology	2.6%
Biotechnology	2.4%
All Others*	6.1%

* Includes short-term investments and net other assets.

Annual Report

Select Medical Equipment and Systems Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
BIOTECHNOLOGY - 3.5%
Biotechnology - 3.5%
Alnylam Pharmaceuticals, Inc. (a)(d)	545,800	$ 10,261,040
deCODE genetics, Inc. (a)(d)	631,400	2,462,460
Diagnocure, Inc. (a)	644,700	2,425,446
DUSA Pharmaceuticals, Inc. (a)(d)	852,199	3,502,538
Epigenomics AG (a)	63,300	344,287
MannKind Corp. (a)(d)	107,200	1,705,552
Omrix Biopharmaceuticals, Inc.	198,300	7,099,140
		27,800,463
CHEMICALS - 0.2%
Specialty Chemicals - 0.2%
Lonza Group AG	21,689	1,930,877
HEALTH CARE EQUIPMENT & SUPPLIES - 80.5%
Health Care Equipment - 61.1%
Advanced Medical Optics, Inc. (a)(d)	386,094	14,880,063
American Medical Systems Holdings, Inc. (a)(d)	394,177	8,017,560
ArthroCare Corp. (a)	228,200	8,295,070
Aspect Medical Systems, Inc. (a)	969,406	15,655,907
Baxter International, Inc.	1,826,920	91,364,266
Becton, Dickinson & Co.	1,005,500	76,407,945
BioLase Technology, Inc. (a)	113,200	955,408
Biomet, Inc.	192,100	8,131,593
Biosite, Inc. (a)	72,905	3,872,714
C.R. Bard, Inc.	730,900	58,325,820
Cochlear Ltd.	62,200	2,780,855
Conceptus, Inc. (a)	245,100	4,602,978
Cytyc Corp. (a)	108,300	3,281,490
DexCom, Inc. (a)(d)	168,385	1,362,235
Edwards Lifesciences Corp. (a)	139,300	7,030,471
Electro-Optical Sciences, Inc. (a)(f)	602,089	3,371,698
Electro-Optical Sciences, Inc. warrants 11/2/11 (a)(f)	90,313	251,079
Greatbatch, Inc. (a)	126,500	3,283,940
Gyrus Group PLC (a)	226,400	1,885,698
Hologic, Inc. (a)	160,300	8,824,515
Hospira, Inc. (a)	165,500	6,333,685
Intuitive Surgical, Inc. (a)(d)	135,900	15,098,490
IRIS International, Inc. (a)	182,800	2,072,952
Kinetic Concepts, Inc. (a)	55,600	2,732,740
Kyphon, Inc. (a)	252,400	11,385,764
Medtronic, Inc.	160,500	8,082,780
Mentor Corp.	63,300	3,039,033
Meridian Bioscience, Inc.	84,600	2,272,356
NeuroMetrix, Inc. (a)(d)(e)	691,900	7,873,822
NMT Medical, Inc. (a)(d)	136,904	1,904,335
Nobel Biocare Holding AG (Switzerland)	4,973	1,650,526
Northstar Neuroscience, Inc.	227,800	2,742,712
NuVasive, Inc. (a)	101,600	2,400,808
Orthofix International NV (a)	37,500	1,842,000
Phonak Holding AG	26,050	1,970,716

	Shares	Value
ResMed, Inc. (a)(d)	187,800	$ 8,973,084
Respironics, Inc. (a)	402,700	16,498,619
Restore Medical, Inc. (d)	487,222	2,017,099
Sirona Dental Systems, Inc.	61,858	2,302,355
St. Jude Medical, Inc. (a)	626,300	24,832,795
Stereotaxis, Inc. (a)(d)	505,429	5,817,488
Straumann Holding AG	9,754	2,567,053
The Spectranetics Corp. (a)	594,700	6,250,297
Thermogenesis Corp. (a)	2,087,288	6,407,974
Thoratec Corp. (a)	231,600	4,550,940
Varian Medical Systems, Inc. (a)	241,300	11,087,735
William Demant Holding AS (a)	20,200	1,655,620
		486,945,083
Health Care Supplies - 19.4%
Alcon, Inc.	49,900	6,218,538
Align Technology, Inc. (a)	123,400	2,026,228
Bausch & Lomb, Inc.	78,100	4,081,506
Cooper Companies, Inc.	772,400	35,445,436
DJO, Inc. (a)	89,100	3,490,938
Gen-Probe, Inc. (a)	194,312	9,330,862
Haemonetics Corp. (a)	99,200	4,464,000
Immucor, Inc. (a)	119,900	3,565,826
Inverness Medical Innovations, Inc. (a)	1,709,800	72,153,560
Inverness Medical Innovations, Inc. (a)(f)	20,683	872,823
Medical Action Industries, Inc. (a)	53,595	1,190,881
Merit Medical Systems, Inc. (a)	365,700	5,145,399
NUCRYST Pharmaceuticals Corp. (a)	637,905	2,264,567
Utah Medical Products, Inc.	35,500	1,238,240
West Pharmaceutical Services, Inc.	34,800	1,575,048
Ypsomed Holding AG (d)	17,940	1,529,408
		154,593,260
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		641,538,343
HEALTH CARE PROVIDERS & SERVICES - 3.6%
Health Care Distributors & Services - 0.6%
Henry Schein, Inc. (a)	85,000	4,434,450
Health Care Facilities - 1.9%
Brookdale Senior Living, Inc.	329,000	15,532,090
Health Care Services - 0.9%
Gentiva Health Services, Inc. (a)	78,400	1,547,616
Health Grades, Inc. (a)	276,400	1,536,784
Healthways, Inc. (a)	55,700	2,422,393
HMS Holdings Corp. (a)	38,300	758,340
Nighthawk Radiology Holdings, Inc.	51,200	1,063,936
		7,329,069
Managed Health Care - 0.2%
Magellan Health Services, Inc. (a)	36,500	1,526,065
TOTAL HEALTH CARE PROVIDERS & SERVICES		28,821,674
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - 3.0%
Health Care Technology - 3.0%
Allscripts Healthcare Solutions, Inc. (a)	58,900	$ 1,595,012
Cerner Corp. (a)	278,400	14,507,424
Eclipsys Corp. (a)	85,800	1,794,936
Vital Images, Inc. (a)	116,500	4,004,105
WebMD Health Corp. Class A (a)	39,630	2,131,698
		24,033,175
HOTELS, RESTAURANTS & LEISURE - 0.4%
Leisure Facilities - 0.4%
Town Sports International Holdings, Inc.	143,000	2,808,520
LIFE SCIENCES TOOLS & SERVICES - 3.4%
Life Sciences Tools & Services - 3.4%
Affymetrix, Inc. (a)	145,330	3,739,341
Exelixis, Inc. (a)	214,800	2,163,036
Illumina, Inc. (a)(d)	147,988	4,970,917
Millipore Corp. (a)	59,700	4,269,744
PerkinElmer, Inc.	86,500	2,050,050
QIAGEN NV (a)	286,800	4,700,652
Third Wave Technologies, Inc. (a)	314,500	1,654,270
Ventana Medical Systems, Inc. (a)	85,300	3,433,325
		26,981,335
PHARMACEUTICALS - 4.5%
Pharmaceuticals - 4.5%
Allergan, Inc. (d)	214,100	23,917,111
BioMimetic Therapeutics, Inc.	368,500	6,083,935
Johnson & Johnson	72,331	4,560,470
Medicis Pharmaceutical Corp. Class A	43,100	1,567,116
		36,128,632
SOFTWARE - 0.3%
Systems Software - 0.3%
Quality Systems, Inc.	47,900	1,960,547
TOTAL COMMON STOCKS (Cost $652,399,266)		792,003,566
Money Market Funds - 11.9%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	20,529,525	$ 20,529,525
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	74,772,185	74,772,185
TOTAL MONEY MARKET FUNDS (Cost $95,301,710)		95,301,710
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $747,700,976)		887,305,276
NET OTHER ASSETS - (11.3)%		(90,330,653)
NET ASSETS - 100%		$ 796,974,623
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,495,600 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc.	11/1/06	$ 3,431,907
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 9
Inverness Medical Innovations, Inc.	2/8/06	$ 504,872
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 530,195
Fidelity Securities Lending Cash Central Fund	484,295
Total	$ 1,014,490
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DUSA Pharmaceuticals, Inc.	$ 8,302,700	$ 240,615	$ 2,197,128	$ -	$ -
NeuroMetrix, Inc.	20,542,648	3,111,947	-	-	7,873,822
Seracare Life Sciences, Inc.	8,349,208	-	5,001,763	-	-
Total	$ 37,194,556	$ 3,352,562	$ 7,198,891	$ -	$ 7,873,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $73,218,308) - See accompanying schedule: Unaffiliated issuers (cost $635,440,681)	$ 784,129,744
Fidelity Central Funds (cost $95,301,710)	95,301,710
Other affiliated issuers (cost $16,958,585)	7,873,822
Total Investments (cost $747,700,976)		$ 887,305,276
Receivable for investments sold		250,265
Receivable for fund shares sold		1,192,879
Dividends receivable		77,324
Distributions receivable from Fidelity Central Funds		49,818
Prepaid expenses		3,407
Other receivables		57,251
Total assets		888,936,220

Liabilities
Payable for investments purchased	$ 14,409,902
Payable for fund shares redeemed	2,100,358
Accrued management fee	383,241
Other affiliated payables	214,139
Other payables and accrued expenses	81,772
Collateral on securities loaned, at value	74,772,185
Total liabilities		91,961,597

Net Assets		$ 796,974,623
Net Assets consist of:
Paid in capital		$ 632,704,133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,666,295
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		139,604,195
Net Assets, for 33,672,598 shares outstanding		$ 796,974,623
Net Asset Value, offering price and redemption price per share ($796,974,623 ÷ 33,672,598 shares)		$ 23.67

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 5,121,012
Interest		6,078
Income from Fidelity Central Funds (including $484,295 from security lending)		1,014,490
Total income		6,141,580

Expenses
Management fee	$ 4,911,582
Transfer agent fees	2,604,240
Accounting and security lending fees	352,844
Custodian fees and expenses	45,295
Independent trustees' compensation	3,266
Registration fees	35,170
Audit	38,615
Legal	17,477
Interest	20,091
Miscellaneous	59,115
Total expenses before reductions	8,087,695
Expense reductions	(52,008)	8,035,687
Net investment income (loss)		(1,894,107)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,699,083
Other affiliated issuers	(5,244,923)
Investment not meeting investment restrictions	(3,690)
Foreign currency transactions	(4,118)
Payment from investment advisor for loss on investment not meeting investment restrictions	3,690
Total net realized gain (loss)		75,450,042
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,056,137)
Assets and liabilities in foreign currencies	(436)
Total change in net unrealized appreciation (depreciation)		(37,056,573)
Net gain (loss)		38,393,469
Net increase (decrease) in net assets resulting from operations		$ 36,499,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,894,107)	$ (2,022,638)
Net realized gain (loss)	75,450,042	89,919,444
Change in net unrealized appreciation (depreciation)	(37,056,573)	(6,935,199)
Net increase (decrease) in net assets resulting from operations	36,499,362	80,961,607
Distributions to shareholders from net realized gain	(84,052,518)	(39,838,684)
Share transactions Proceeds from sales of shares	166,020,263	565,874,282
Reinvestment of distributions	80,778,740	38,098,805
Cost of shares redeemed	(517,423,736)	(496,658,412)
Net increase (decrease) in net assets resulting from share transactions	(270,624,733)	107,314,675
Redemption fees	35,458	100,516
Total increase (decrease) in net assets	(318,142,431)	148,538,114

Net Assets
Beginning of period	1,115,117,054	966,578,940
End of period	$ 796,974,623	$ 1,115,117,054
Other Information Shares
Sold	7,116,270	23,177,404
Issued in reinvestment of distributions	3,475,653	1,520,304
Redeemed	(22,203,852)	(20,201,783)
Net increase (decrease)	(11,611,929)	4,495,925

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.62	$ 23.70	$ 20.99	$ 15.63	$ 16.02
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.06)	(.09)	(.08)
Net realized and unrealized gain (loss)	1.35	1.80	2.88	5.97	(.21)
Total from investment operations	1.30	1.76	2.82	5.88	(.29)
Distributions from net realized gain	(2.25)	(.84)	(.11)	(.53)	(.11)
Redemption fees added to paid in capitalC	- H	-H	-H	.01	.01
Net asset value, end of period	$ 23.67	$ 24.62	$ 23.70	$ 20.99	$ 15.63
Total Return A, B	5.66%	7.36%	13.49%	37.94%	(1.76)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.96%	1.00%	1.18%	1.33%
Expenses net of fee waivers, if any	.93%	.96%	1.00%	1.18%	1.33%
Expenses net of all reductions	.92%	.92%	.98%	1.15%	1.29%
Net investment income (loss)	(.22)%	(.18)%	(.28)%	(.46)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 796,975	$ 1,115,117	$ 966,579	$ 571,596	$ 155,970
Portfolio turnover rate E	71%	99%	28%	33%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Pharmaceuticals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of fundA
Select Pharmaceuticals Portfolio	8.05%	4.07%	2.11%

A From June 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Comments from Andrew Oh, Portfolio Manager of Fidelity® Select Pharmaceuticals Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund was up 8.05%, underperforming the 9.88% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Pharmaceuticals Index but outperforming the 1.13% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, with which the fund was compared through September, and the new MSCI benchmark mentioned above, with which the fund was compared during the period's final five months.1 The fund also trailed the S&P 500 for the 12-month period. For the first seven months of the review period, the fund outperformed the benchmark Goldman Sachs index largely because of our narrow focus on pharmaceuticals, an area of relative strength within the index, and our underweightings in medical device and managed care stocks, which were relatively weak. Leading contributors among pharma companies included an out-of-benchmark position in U.K.-based AstraZeneca, which showed good clinical results for cholesterol-fighting Crestor, and Merck, which gained approval for its vaccine for preventing cervical cancer. NutriSystem, a weight-loss product stock outside of the benchmark that we eventually sold, also contributed strongly. Detractors included an out-of-index investment in Israel's Teva Pharmaceutical, which fell because of investor concerns about the prospects for generic drug companies. In the final five months of the reporting period, the fund outperformed its new MSCI benchmark as a result of good stock picking in pharmaceuticals, health care technology and biotechnology. An underweighting in Pfizer, a major drug company that suffered a setback in its pipeline, was among the contributors. Out-of-benchmark investments in Cerner, a health care technology company, and Memory Pharmaceuticals, a biotech company working on an Alzheimer's drug, also contributed. On the other hand, the fund's underweighting in drug firm Abbott Laboratories and large stake in AstraZeneca - which struggled during this period - detracted from performance.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Health Care Index, which returned 1.62% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Pharmaceuticals Index, which lost 0.48% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 1.13%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Pharmaceuticals Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	16.6	10.7
Johnson & Johnson	7.1	0.0
Roche Holding AG (participation certificate)	6.9	5.2
Bristol-Myers Squibb Co.	6.4	5.1
Schering-Plough Corp.	5.8	3.6
Wyeth	5.7	4.8
Abbott Laboratories	4.7	0.1
Pfizer, Inc.	4.5	10.0
Cerner Corp.	3.2	0.4
Allergan, Inc.	2.6	2.0
	63.5
Top Industries (% of fund's net assets)
As of February 28, 2007
Pharmaceuticals	78.6%
Biotechnology	8.6%
Health Care Technology	5.0%
Health Care Equipment & Supplies	3.1%
Chemicals	1.5%
All Others*	3.2%

As of August 31, 2006
Pharmaceuticals	86.2%
Biotechnology	4.6%
Health Care Providers & Services	4.5%
Health Care Equipment & Supplies	0.6%
Health Care Technology	0.4%
All Others*	3.7%

* Includes short-term investments and net other assets.

Annual Report

Select Pharmaceuticals Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
BIOTECHNOLOGY - 8.6%
Biotechnology - 8.6%
3SBio, Inc. ADR	11,200	$ 158,592
Alnylam Pharmaceuticals, Inc. (a)	13,000	244,400
Altus Pharmaceuticals, Inc.	6,300	102,879
Ambrilia Biopharma, Inc. (a)	100,000	303,536
Amgen, Inc. (a)	3,000	192,780
Amylin Pharmaceuticals, Inc. (a)	6,060	235,795
Arena Pharmaceuticals, Inc. (a)(d)	32,300	408,595
ArQule, Inc. (a)	51,800	342,916
Biogen Idec, Inc. (a)	14,800	668,812
BioMarin Pharmaceutical, Inc. (a)	23,900	407,017
Biomira, Inc. (a)	1,000	1,150
Celgene Corp. (a)	7,900	421,070
Cephalon, Inc. (a)	5,400	383,832
Cougar Biotechnology, Inc. (a)	5,200	91,000
CSL Ltd.	15,165	927,860
CytRx Corp. (a)	29,100	121,929
Digene Corp. (a)	400	18,912
Genentech, Inc. (a)	17,200	1,451,164
Genmab AS (a)(d)	8,300	492,337
Genomic Health, Inc. (a)	1,100	20,669
Genzyme Corp. (a)	3,400	210,120
Gilead Sciences, Inc. (a)	13,800	987,528
GPC Biotech AG sponsored ADR (a)(d)	14,600	404,274
GTx, Inc. (a)	9,200	200,836
Human Genome Sciences, Inc. (a)	15,000	165,000
Indevus Pharmaceuticals, Inc. (a)(d)	96,300	666,396
Insmed, Inc. (a)	92,500	131,350
Isis Pharmaceuticals, Inc. (a)	30,000	273,600
MannKind Corp. (a)(d)	72,735	1,157,214
Medarex, Inc. (a)	9,000	123,120
Medicure, Inc. (a)	15,200	16,376
MedImmune, Inc. (a)	35,400	1,129,614
Memory Pharmaceuticals Corp. (a)	256,000	744,960
Metabasis Therapeutics, Inc. (a)	30,300	243,915
Momenta Pharmaceuticals, Inc. (a)	100	1,226
Monogram Biosciences, Inc. (a)	100	198
Nabi Biopharmaceuticals (a)	7,200	38,160
Neurogen Corp. (a)	9,525	59,722
Omrix Biopharmaceuticals, Inc.	3,000	107,400
OSI Pharmaceuticals, Inc. (a)	35,600	1,231,760
Panacos Pharmaceuticals, Inc. (a)	23,100	99,330
Prana Biotechnology Ltd. ADR (a)(d)	72,500	205,175
Progenics Pharmaceuticals, Inc. (a)	11,300	313,575
Regeneron Pharmaceuticals, Inc. (a)	6,400	126,976
Speedel Holding AG (a)	1,610	222,725
Tercica, Inc. (a)	3,800	19,760
Theravance, Inc. (a)	10,000	322,500
Transition Therapeutics, Inc. (a)	20,000	36,595

	Shares	Value
Vanda Pharmaceuticals, Inc.	3,700	$ 89,022
Zymogenetics, Inc. (a)	27,000	405,000
		16,728,672
CHEMICALS - 1.5%
Commodity Chemicals - 0.0%
Solvay SA	100	14,230
Diversified Chemicals - 1.0%
Akzo Nobel NV	300	18,438
Bayer AG sponsored ADR	31,800	1,828,182
		1,846,620
Specialty Chemicals - 0.5%
Lonza Group AG	4,205	374,353
Sigma Aldrich Corp.	14,800	606,800
		981,153
TOTAL CHEMICALS		2,842,003
FOOD PRODUCTS - 0.0%
Packaged Foods & Meats - 0.0%
China Mengniu Dairy Co. Ltd.	6,000	16,472
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Health Care Equipment - 2.6%
Angiodynamics, Inc. (a)	5,800	139,200
Baxter International, Inc.	11,300	565,113
Beckman Coulter, Inc.	4,600	295,136
Becton, Dickinson & Co.	7,900	600,321
BioLase Technology, Inc. (a)	6,700	56,548
Boston Scientific Corp. (a)	1,100	17,941
C.R. Bard, Inc.	1,300	103,740
China Medical Technologies, Inc. sponsored ADR (a)(d)	23,400	585,468
EPIX Pharmaceuticals, Inc. (a)	1,700	11,424
Golden Meditech Co. Ltd. (a)	24,000	10,506
Hologic, Inc. (a)	4,200	231,210
Medtronic, Inc.	400	20,144
Mindray Medical International Ltd. sponsored ADR	56,500	1,454,310
NeuroMetrix, Inc. (a)	3,100	35,278
Sirona Dental Systems, Inc.	4,100	152,602
St. Jude Medical, Inc. (a)	6,400	253,760
Thermogenesis Corp. (a)	5,200	15,964
Varian Medical Systems, Inc. (a)	2,100	96,495
Volcano Corp.	10,400	197,704
Zimmer Holdings, Inc. (a)	3,700	312,021
		5,154,885
Health Care Supplies - 0.5%
Bausch & Lomb, Inc.	3,800	198,588
Chembio Diagnostics, Inc. (a)	100	75
Gen-Probe, Inc. (a)	6,200	297,724
Immucor, Inc. (a)	9,600	285,504
Inverness Medical Innovations, Inc. (a)	1,200	50,640
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Supplies - continued
Regeneration Technologies, Inc. (a)	5,800	$ 41,006
Shandong Weigao Group Medical Polymer Co. Ltd.	16,000	23,346
		896,883
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		6,051,768
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Health Care Distributors & Services - 0.0%
Chindex International, Inc. (a)	100	1,704
Health Care Facilities - 0.6%
Brookdale Senior Living, Inc.	9,600	453,216
Capital Senior Living Corp. (a)	24,200	260,876
HealthSouth Corp. (a)	19,000	455,240
Sun Healthcare Group, Inc. (a)	1,500	19,725
		1,189,057
Health Care Services - 0.6%
AMN Healthcare Services, Inc. (a)	24,100	669,980
DaVita, Inc. (a)	3,900	212,745
Express Scripts, Inc. (a)	100	7,541
Fresenius Medical Care AG sponsored ADR	6,500	309,075
Healthways, Inc. (a)	500	21,745
Medco Health Solutions, Inc. (a)	100	6,761
		1,227,847
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,418,608
HEALTH CARE TECHNOLOGY - 5.0%
Health Care Technology - 5.0%
Allscripts Healthcare Solutions, Inc. (a)(d)	68,400	1,852,272
Cerner Corp. (a)	120,500	6,279,255
Eclipsys Corp. (a)	25,900	541,828
Merge Technologies, Inc.	11,200	56,448
TriZetto Group, Inc. (a)	19,900	414,517
Vital Images, Inc. (a)	19,500	670,215
		9,814,535
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
Shanghai Industrial Holdings Ltd. (H Shares)	18,000	42,160
INSURANCE - 0.2%
Life & Health Insurance - 0.2%
China Life Insurance Co. Ltd. ADR (d)	9,366	370,987
Universal American Financial Corp. (a)	4,500	86,355
		457,342
LIFE SCIENCES TOOLS & SERVICES - 1.0%
Life Sciences Tools & Services - 1.0%
Covance, Inc. (a)	300	18,498

	Shares	Value
Exelixis, Inc. (a)	39,800	$ 400,786
Medivation, Inc. (a)	9,600	160,800
Millipore Corp. (a)	7,500	536,400
Pharmaceutical Product Development, Inc.	7,200	228,888
PRA International (a)	900	18,054
Techne Corp. (a)	2,066	116,357
Thermo Fisher Scientific, Inc. (a)	5,600	253,512
Third Wave Technologies, Inc. (a)	15,900	83,634
Ventana Medical Systems, Inc. (a)	4,800	193,200
		2,010,129
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
Hengan International Group Co. Ltd.	8,000	22,117
PHARMACEUTICALS - 78.6%
Pharmaceuticals - 78.6%
Abbott Laboratories (d)	166,200	9,077,844
Abraxis BioScience, Inc. (a)	16,700	439,878
Adams Respiratory Therapeutics, Inc. (a)	19,300	700,976
Allergan, Inc.	44,950	5,021,365
Astellas Pharma, Inc.	400	17,449
AstraZeneca PLC sponsored ADR	48,930	2,746,441
Atherogenics, Inc. (a)	100	1,093
Barr Pharmaceuticals, Inc. (a)	4,550	241,150
Beijing Med-Pharm Corp. (a)	24,300	196,344
BioMimetic Therapeutics, Inc.	400	6,604
Biovail Corp.	14,210	294,394
Bradley Pharmaceuticals, Inc. (a)	9,700	187,986
Bristol-Myers Squibb Co.	473,800	12,503,582
Cardiome Pharma Corp. (a)	24,600	271,092
China Shineway Pharmaceutical Group Ltd.	33,000	22,470
Chugai Pharmaceutical Co. Ltd.	20,800	513,112
Cipla Ltd.	15,000	78,912
Collagenex Pharmaceuticals, Inc. (a)(d)	37,100	501,592
Daiichi Sankyo Co. Ltd.	6,800	217,758
Eisai Co. Ltd.	400	20,273
Elan Corp. PLC sponsored ADR (a)	74,400	962,736
Eli Lilly & Co.	82,600	4,348,064
Endo Pharmaceuticals Holdings, Inc. (a)	31,200	973,752
Forest Laboratories, Inc. (a)	72,120	3,732,931
GlaxoSmithKline PLC sponsored ADR	12,300	690,891
Guangzhou Pharmaceutical Co. Ltd. (H Shares)	25,000	20,799
Inspire Pharmaceuticals, Inc. (a)(d)	81,700	563,730
Ipsen SA	5,800	264,879
Johnson & Johnson	218,500	13,776,425
King Pharmaceuticals, Inc. (a)	31,500	587,475
Medicines Co. (a)	700	18,879
Medicis Pharmaceutical Corp. Class A	2,700	98,172
Merck & Co., Inc.	735,700	32,488,510
Merck KGaA (d)	18,161	2,260,337
MGI Pharma, Inc. (a)	25,300	536,866
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
New River Pharmaceuticals, Inc.	24,600	$ 1,555,950
Nexmed, Inc. (a)	353,700	459,810
Novartis AG sponsored ADR	69,040	3,826,887
Novo Nordisk AS Series B sponsored ADR	7,200	615,672
Ono Pharmaceutical Co. Ltd.	7,800	419,074
Penwest Pharmaceuticals Co. (a)(d)	27,900	369,117
Pfizer, Inc.	351,700	8,778,432
Pharmaxis Ltd. (a)	100	250
Pipex Pharmaceuticals, Inc. (a)	200	280
Renovo Group PLC	20,800	78,450
Roche Holding AG (participation certificate) (d)	75,344	13,439,824
Sanofi-Aventis sponsored ADR	27,256	1,155,927
Schering-Plough Corp.	484,390	11,373,477
Shionogi & Co. Ltd.	1,000	19,248
Shire PLC	136,100	2,887,432
Spectrum Pharmaceuticals, Inc. (a)(d)	15,600	93,132
Takeda Pharamaceutical Co. Ltd.	10,700	732,063
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,000	213,360
Valeant Pharmaceuticals International	68,500	1,228,205
Vectura Group PLC (a)	10,800	19,890
ViroPharma, Inc. (a)	21,700	347,200
Warner Chilcott Ltd.	14,300	212,784
Wuyi International Pharmaceutical Co. Ltd.	20,000	4,966
Wyeth	226,620	11,086,250
		153,302,441
SOFTWARE - 0.2%
Systems Software - 0.2%
Quality Systems, Inc.	7,100	290,603
TOTAL COMMON STOCKS (Cost $176,350,470)		193,996,850
Money Market Funds - 14.9%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $28,974,702)	28,974,702	28,974,702
Cash Equivalents - 0.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 5.29%, dated 2/28/07 due 3/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $39,000)	$ 39,006	$ 39,000
TOTAL INVESTMENT PORTFOLIO - 114.3% (Cost $205,364,172)		223,010,552
NET OTHER ASSETS - (14.3)%		(27,882,331)
NET ASSETS - 100%		$ 195,128,221
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$39,000 due 3/01/07 at 5.29%
BNP Paribas Securities Corp.	$ 9,346
Banc of America Securities LLC	3,115
HSBC Securities (USA), Inc.	4,195
Merrill Lynch Government Securities, Inc.	12,461
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,883
$ 39,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 125,278
Fidelity Securities Lending Cash Central Fund	131,997
Total	$ 257,275
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.5%
Switzerland	9.2%
United Kingdom	3.3%
Germany	2.6%
Japan	1.0%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $28,059,419 and repurchase agreements of $39,000) - See accompanying schedule: Unaffiliated issuers (cost $176,389,470)	$ 194,035,850
Fidelity Central Funds (cost $28,974,702)	28,974,702
Total Investments (cost $205,364,172)		$ 223,010,552
Cash		220,509
Receivable for investments sold		5,919,762
Receivable for fund shares sold		370,799
Dividends receivable		420,752
Distributions receivable from Fidelity Central Funds		2,667
Prepaid expenses		664
Other receivables		18,254
Total assets		229,963,959

Liabilities
Payable for investments purchased	$ 4,748,402
Payable for fund shares redeemed	910,985
Payable to custodian bank	91
Accrued management fee	95,430
Other affiliated payables	57,523
Other payables and accrued expenses	48,605
Collateral on securities loaned, at value	28,974,702
Total liabilities		34,835,738

Net Assets		$ 195,128,221
Net Assets consist of:
Paid in capital		$ 173,732,858
Undistributed net investment income		807,588
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,941,326
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,646,449
Net Assets, for 17,942,355 shares outstanding		$ 195,128,221
Net Asset Value, offering price and redemption price per share ($195,128,221 ÷ 17,942,355 shares)		$ 10.88

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 3,246,966
Income from Fidelity Central Funds (including $131,997 from security lending)		257,275
Total income		3,504,241

Expenses
Management fee	$ 1,140,232
Transfer agent fees	646,892
Accounting and security lending fees	91,410
Custodian fees and expenses	65,300
Independent trustees' compensation	700
Registration fees	52,760
Audit	35,394
Legal	3,453
Interest	6,801
Miscellaneous	11,574
Total expenses before reductions	2,054,516
Expense reductions	(23,246)	2,031,270
Net investment income (loss)		1,472,971
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,355,614
Foreign currency transactions	51,832
Total net realized gain (loss)		3,407,446
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $192)	9,452,647
Assets and liabilities in foreign currencies	(50)
Total change in net unrealized appreciation (depreciation)		9,452,597
Net gain (loss)		12,860,043
Net increase (decrease) in net assets resulting from operations		$ 14,333,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,472,971	$ 259,282
Net realized gain (loss)	3,407,446	9,714,264
Change in net unrealized appreciation (depreciation)	9,452,597	10,590,843
Net increase (decrease) in net assets resulting from operations	14,333,014	20,564,389
Distributions to shareholders from net investment income	(782,855)	(167,947)
Distributions to shareholders from net realized gain	(4,395,701)	-
Total distributions	(5,178,556)	(167,947)
Share transactions Proceeds from sales of shares	286,567,788	127,608,958
Reinvestment of distributions	4,802,781	139,899
Cost of shares redeemed	(247,920,783)	(101,231,583)
Net increase (decrease) in net assets resulting from share transactions	43,449,786	26,517,274
Redemption fees	52,583	56,069
Total increase (decrease) in net assets	52,656,827	46,969,785

Net Assets
Beginning of period	142,471,394	95,501,609
End of period (including undistributed net investment income of $807,588 and undistributed net investment income of $128,024, respectively)	$ 195,128,221	$ 142,471,394
Other Information Shares
Sold	27,141,862	13,503,357
Issued in reinvestment of distributions	462,448	14,823
Redeemed	(23,347,236)	(10,882,911)
Net increase (decrease)	4,257,074	2,635,269

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 8.64	$ 8.95	$ 7.00	$ 9.23
Income from Investment Operations
Net investment income (loss) C	.08	.02	-H	(.01)	(.02)
Net realized and unrealized gain (loss)	.74	1.77	(.31)	1.95	(2.22)
Total from investment operations	.82	1.79	(.31)	1.94	(2.24)
Distributions from net investment income	(.04)	(.02)	-	-	-
Distributions from net realized gain	(.31)	-	-	-	-
Total distributions	(.35)	(.02)	-	-	-
Redemption fees added to paid in capitalC	- H	-H	-H	.01	.01
Net asset value, end of period	$ 10.88	$ 10.41	$ 8.64	$ 8.95	$ 7.00
Total Return A,B	8.05%	20.68%	(3.46)%	27.86%	(24.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.11%	1.20%	1.59%	1.80%
Expenses net of fee waivers, if any	1.02%	1.11%	1.20%	1.59%	1.80%
Expenses net of all reductions	1.01%	1.03%	1.19%	1.57%	1.74%
Net investment income (loss)	.73%	.23%	.05%	(.10)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 195,128	$ 142,471	$ 95,502	$ 87,158	$ 50,456
Portfolio turnover rate E	204%	207%	42%	80%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period each Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 each Fund eliminated the hourly NAV calculation.

Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales, certain foreign taxes and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Biotechnology Portfolio	$ 1,651,111,331	$ 148,425,902	$ (112,227,471)	$ 36,198,431
Health Care Portfolio	1,690,628,580	419,820,337	(27,569,045)	392,251,292
Medical Delivery Portfolio	533,145,096	134,555,395	(12,930,686)	121,624,709
Medical Equipment and Systems Portfolio	748,850,594	184,638,113	(46,183,431)	138,454,682
Pharmaceuticals Portfolio	205,657,875	20,574,198	(3,221,521)	17,352,677
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Biotechnology Portfolio	$ -	$ -	$ (382,410,343)
Health Care Portfolio	21,900,467	50,634,008	-
Medical Delivery Portfolio	-	16,533,615	-
Medical Equipment and Systems Portfolio	-	21,099,677	-
Pharmaceuticals Portfolio	697,046	3,025,568	-

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 26,055,370	$ 261,690,773	$ 287,746,143
Medical Delivery Portfolio	17,789,600	61,486,626	79,276,226
Medical Equipment and Systems Portfolio	-	84,052,518	84,052,518
Pharmaceuticals Portfolio	2,484,417	2,694,139	5,178,556
February 28, 2006
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 592,623	$ 214,985,606	$ 215,578,229
Medical Delivery Portfolio	42,224,323	20,918,426	63,142,749
Medical Equipment and Systems Portfolio	-	39,838,684	39,838,684
Pharmaceuticals Portfolio	167,947	-	167,947

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	1,084,758,346	1,407,140,410
Health Care Portfolio	1,959,539,427	2,350,871,271
Medical Delivery Portfolio	772,207,964	1,578,972,072
Medical Equipment and Systems Portfolio	619,490,487	978,562,197
Pharmaceuticals Portfolio	443,530,422	403,526,610

Medical Equipment and Systems Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.30%
Health Care Portfolio	.26%
Medical Delivery Portfolio	.30%
Medical Equipment and Systems Portfolio	.30%
Pharmaceuticals Portfolio	.32%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Funds to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Biotechnology Portfolio	$ 15,308
Health Care Portfolio	11,670
Medical Delivery Portfolio	24,608
Medical Equipment and Systems Portfolio	12,495
Pharmaceuticals Portfolio	1,455

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 5,997
Health Care Portfolio	7,378
Medical Delivery Portfolio	10,628
Medical Equipment and Systems Portfolio	4,915
Pharmaceuticals Portfolio	1,929

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 5,183,364	5.26%	$ 16,656
Health Care Portfolio	Borrower	4,183,174	4.94%	13,201
Medical Delivery Portfolio	Borrower	7,968,976	5.00%	46,474
Medical Equipment Portfolio	Borrower	5,437,741	4.93%	20,091
Pharmaceuticals	Borrower	3,539,538	5.32%	6,802

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Amount
Biotechnology Portfolio	$ 4,236
Health Care Portfolio	5,868
Medical Delivery Portfolio	2,700
Medical Equipment and Systems Portfolio	2,506
Pharmaceuticals Portfolio	497

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Health Care Portfolio	$ 1,422,250	5.25%
Medical Delivery Portfolio	15,322,500	5.03%

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Biotechnology Portfolio	$ 21,077	$ -	$ 25,010	$ -
Health Care Portfolio	71,886	4,641	40,544	-
Medical Delivery Portfolio	33,675	-	10,967	-
Medical Equipment and Systems Portfolio	27,923	-	8,817	-
Pharmaceuticals Portfolio	11,654	-	8,890	-

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998 or 2001

Secretary of Select Biotechnology Portfolio (1998), Select Health Care Portfolio (1998), Select Medical Delivery Portfolio (1998), Select Medical Equipment and Systems Portfolio (1998), and Select Pharmaceuticals Portfolio (2001). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care	04/16/2007	04/13/2007	$0.18	$4.33
Medical Delivery	04/16/2007	04/13/2007	$0.00	$1.27
Medical Equipment and Systems	04/16/2007	04/13/2007	$0.00	$0.64
Pharmaceuticals	04/16/2007	04/13/2007	$0.04	$0.19

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Health Care	$ 127,121,259
Medical Delivery	$ 86,158,560
Medical Equipment and Systems	$ 66,797,910
Pharmaceuticals	$ 3,459,732
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Health Care
April, 2006	64%
December, 2006	100%
Medical Delivery
April, 2006	2%
Pharmaceuticals
April, 2006	22%
December, 2006	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Health Care
April, 2006	64%
December, 2006	100%
Medical Delivery
April, 2006	3%
Pharmaceuticals
April, 2006	43%
December, 2006	100%

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SELHC-UANN-0407
1.813639.102

Fidelity®

Select Portfolios®

Financials Sector

Select Banking Portfolio

Select Brokerage and Investment Management Portfolio

Select Financial Services Portfolio

Select Home Finance Portfolio

Select Insurance Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Financials Sector
Banking	<Click Here>
Brokerage and Investment Management	<Click Here>
Financial Services	<Click Here>
Home Finance	<Click Here>
Insurance	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Financials Sector are described in detail below.

Banking

Shareholders approved modernizing the fund's definition of banking to better reflect its focus on the banking industry, including commercial banks and financial institutions providing mortgage and mortgage-related services. The fund is now benchmarked to the MSCI US Investable Market Banks Index.

Brokerage and Investment Management

The fund is now benchmarked to the MSCI US Investable Market Capital Markets Index.

Financial Services

The fund is now benchmarked to the MSCI US Investable Market Financials Index.

Home Finance

Shareholders approved modernizing the fund's definition of mortgage finance to better reflect its investment focus. The fund is now benchmarked to the MSCI US Investable Market Thrifts & Mortgage Finance Index.

Insurance

The fund is now benchmarked to the MSCI US Investable Market Insurance Index.

Not Part of Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Banking Portfolio
Actual	$ 1,000.00	$ 1,044.20	$ 4.61
HypotheticalA	$ 1,000.00	$ 1,020.28	$ 4.56
Brokerage and Investment Management Portfolio
Actual	$ 1,000.00	$ 1,140.80	$ 4.72
HypotheticalA	$ 1,000.00	$ 1,020.38	$ 4.46
Financial Services Portfolio
Actual	$ 1,000.00	$ 1,087.90	$ 4.71
HypotheticalA	$ 1,000.00	$ 1,020.28	$ 4.56
Home Finance Portfolio
Actual	$ 1,000.00	$ 1,059.00	$ 4.70
HypotheticalA	$ 1,000.00	$ 1,020.23	$ 4.61
Insurance Portfolio
Actual	$ 1,000.00	$ 1,077.10	$ 4.94
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Banking Portfolio	.91%
Brokerage and Investment Management Portfolio	.89%
Financial Services Portfolio	.91%
Home Finance Portfolio	.92%
Insurance Portfolio	.96%

Annual Report

Select Banking Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Banking Portfolio	8.23%	8.66%	8.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Banking Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Select Banking Portfolio

Management's Discussion of Fund Performance

Comments from Ramona Persaud, Portfolio Manager of Fidelity® Select Banking Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund returned 8.23%, roughly in line with the 8.88% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Banks Index and below the 9.86% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. The fund lagged the S&P 500 over the past 12 months. The main factors behind the fund's underperformance of the Goldman Sachs index during the first seven months were overweighting regional banks and underweighting investment banking/brokerage stocks and real estate investment trusts (REITs). Underweighting the life and health insurance, consumer finance and thrifts/mortgage finance groups helped the fund's relative return. Stocks that detracted included Utah-based Zions Bancorp, California-based City National and not owning Morgan Stanley or Goldman Sachs, investment banking/brokerage firms in the index. Wells Fargo and Texas Regional Bancshares helped performance, as did underweighting insurance firm American International Group (AIG). During the last five months of the period, the fund outperformed its new MSCI Banks index due to strong security selection in diversified banks and asset management/custody banks. Performance was held back by less-successful security selection among regional banks. Contributors during this time frame included underweighting thrift/mortgage financing firm Freddie Mac, as well as overweighted investments in California-based First Republic Bank, Alabama-based Compass Bancshares and National Australia Bank. Not owning thrift/mortgage finance company and index component Sovereign Bancorp hurt relative performance, as did underweighting Mercantile Bankshares and holding Wells Fargo.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 7.66% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Banks Index, which returned 2.04% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 9.86%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Banking Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	13.9	7.7
Wachovia Corp.	10.9	5.9
U.S. Bancorp, Delaware	5.8	2.0
Fannie Mae	4.7	0.0
PNC Financial Services Group, Inc.	4.2	4.9
Countrywide Financial Corp.	3.1	0.0
SunTrust Banks, Inc.	2.9	3.0
Regions Financial Corp.	2.5	1.7
BB&T Corp.	2.1	2.7
National City Corp.	1.9	1.4
	52.0
Top Industries (% of fund's net assets)

* Includes short-term investments and net other assets.

Annual Report

Select Banking Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CAPITAL MARKETS - 2.6%
Asset Management & Custody Banks - 1.9%
Bank of New York Co., Inc.	21,716	$ 882,104
Franklin Resources, Inc.	7,300	856,947
Investors Financial Services Corp.	25,700	1,504,478
Mellon Financial Corp.	19,900	864,257
Northern Trust Corp.	29,100	1,754,730
State Street Corp.	12,700	831,977
		6,694,493
Diversified Capital Markets - 0.4%
UBS AG (NY Shares)	23,900	1,411,056
Investment Banking & Brokerage - 0.3%
Macquarie Bank Ltd.	13,400	834,018
TOTAL CAPITAL MARKETS		8,939,567
COMMERCIAL BANKS - 76.6%
Diversified Banks - 35.1%
Allied Irish Banks PLC sponsored ADR	15,100	899,356
Alpha Bank AE	33,300	1,026,774
Anglo Irish Bank Corp. PLC	42,100	896,980
Bank Hapoalim BM (Reg.)	232,000	1,071,954
Bank of Piraeus	31,000	1,066,620
Comerica, Inc.	20,800	1,256,112
DnB Nor ASA	12,000	162,382
EFG Eurobank Ergasias SA	27,600	1,024,146
ICICI Bank Ltd.	57,137	1,079,443
Kookmin Bank sponsored ADR	3,900	348,426
National Australia Bank Ltd. Sponsored ADR	11,100	1,761,903
Societe Generale Series A	7,200	1,213,311
Sumitomo Trust & Banking Co. Ltd.	83,000	936,205
Turkiye Garanti Bankasi AS	87,000	332,484
U.S. Bancorp, Delaware (d)	568,200	20,262,012
Uniao de Bancos Brasileiros SA (Unibanco) GDR	19,400	1,658,312
Unicredito Italiano Spa	112,400	1,041,956
Wachovia Corp.	689,592	38,182,709
Wells Fargo & Co.	1,394,800	48,399,560
		122,620,645
Regional Banks - 41.5%
Associated Banc-Corp.	58,820	2,033,996
BancorpSouth, Inc.	49,900	1,242,510
Bank of Georgia unit (a)	40,100	1,082,700
Bank of Hawaii Corp.	26,500	1,370,580
Bank of Yokohama Ltd.	49,000	398,668
Banner Corp.	24,300	1,013,553
BB&T Corp.	171,542	7,287,104
BOK Financial Corp.	26,700	1,338,471
Boston Private Financial Holdings, Inc.	61,900	1,785,815
Cascade Bancorp (d)	42,550	1,107,151

	Shares	Value
Cathay General Bancorp	28,300	$ 960,219
Center Financial Corp., California	45,100	973,709
Chiba Bank Ltd.	22,000	208,950
City National Corp.	30,700	2,215,926
Colonial Bancgroup, Inc.	102,500	2,647,575
Columbia Banking Systems, Inc.	17,000	573,240
Commerce Bancorp, Inc., New Jersey	102,400	3,422,208
Community Bank of Nevada (a)	16,200	503,334
Compass Bancshares, Inc.	75,510	5,210,945
Crescent Banking Co.	4,600	200,560
Cullen/Frost Bankers, Inc.	37,800	2,044,224
East West Bancorp, Inc.	59,300	2,210,111
Fidelity Southern Corp.	19,000	359,290
Fifth Third Bancorp	110,800	4,463,024
First Charter Corp.	19,900	479,789
First Community Bancorp, California	37,000	2,008,360
First Republic Bank, California	20,800	1,114,880
Frontier Financial Corp., Washington	44,450	1,162,812
Fulton Financial Corp.	136,900	2,104,153
GB&T Bancshares, Inc.	9,800	188,454
Glacier Bancorp, Inc.	33,500	819,075
Hanmi Financial Corp.	33,000	644,490
Home Bancshares, Inc. (d)	15,600	356,304
IBERIABANK Corp.	12,800	691,584
KeyCorp	112,700	4,253,298
M&T Bank Corp.	33,800	4,053,296
Marshall & Ilsley Corp.	108,900	5,176,017
Metrocorp Bancshares, Inc.	18,900	381,591
Nara Bancorp, Inc.	47,300	875,523
National City Corp.	171,589	6,494,644
Placer Sierra Bancshares	21,300	576,804
PNC Financial Services Group, Inc.	200,700	14,713,317
Preferred Bank, Los Angeles California	13,200	544,236
PrivateBancorp, Inc.	35,000	1,281,700
Prosperity Bancshares, Inc.	29,100	1,011,807
Regions Financial Corp.	241,171	8,638,745
Seacoast Banking Corp., Florida (d)	21,600	512,568
Signature Bank, New York (a)	27,000	829,440
South Financial Group, Inc.	46,900	1,255,982
Sterling Bancshares, Inc.	70,450	814,402
Sterling Financial Corp., Washington	32,200	1,059,058
SunTrust Banks, Inc.	118,848	10,020,075
SVB Financial Group (a)	48,200	2,328,060
Synovus Financial Corp.	141,200	4,570,644
TCF Financial Corp.	74,400	1,967,136
Texas Capital Bancshares, Inc. (a)	27,300	549,549
Tokyo Tomin Bank Ltd.	45,300	1,871,025
Trustmark Corp.	8,000	228,800
UCBH Holdings, Inc.	57,200	1,090,232
UMB Financial Corp.	23,700	894,201
Umpqua Holdings Corp.	53,400	1,442,334
UnionBanCal Corp.	36,600	2,238,822
Valley National Bancorp	70,595	1,777,582
Westamerica Bancorp.	34,000	1,669,400
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Western Alliance Bancorp. (a)	31,700	$ 1,063,218
Whitney Holding Corp.	53,300	1,690,676
Wilshire Bancorp, Inc.	16,400	279,456
Zions Bancorp	54,901	4,687,447
		145,064,849
TOTAL COMMERCIAL BANKS		267,685,494
CONSUMER FINANCE - 0.3%
Consumer Finance - 0.3%
Capital One Financial Corp.	15,738	1,213,085
DIVERSIFIED FINANCIAL SERVICES - 2.6%
Other Diversifed Financial Services - 2.4%
African Bank Investments Ltd.	135,400	516,951
Bank of America Corp.	84,169	4,281,677
Citigroup, Inc.	16,900	851,760
FirstRand Ltd.	178,700	592,041
JPMorgan Chase & Co.	36,026	1,779,684
Kotak Mahindra Bank Ltd. sponsored GDR (e)	18,732	179,778
		8,201,891
Specialized Finance - 0.2%
Singapore Exchange Ltd.	160,000	711,553
TOTAL DIVERSIFIED FINANCIAL SERVICES		8,913,444
INSURANCE - 2.1%
Insurance Brokers - 0.3%
Willis Group Holdings Ltd.	24,600	976,620
Life & Health Insurance - 0.1%
Lincoln National Corp.	5,200	354,380
Multi-Line Insurance - 0.1%
American International Group, Inc.	5,100	342,210
Property & Casualty Insurance - 0.5%
Aspen Insurance Holdings Ltd.	33,600	890,400
The Travelers Companies, Inc.	17,500	888,300
		1,778,700
Reinsurance - 1.1%
Endurance Specialty Holdings Ltd.	25,200	893,592
IPC Holdings Ltd.	37,000	1,075,220
Platinum Underwriters Holdings Ltd.	64,900	2,073,555
		4,042,367
TOTAL INSURANCE		7,494,277
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Mortgage REITs - 0.2%
CapitalSource, Inc. (d)	26,600	686,014

	Shares	Value
THRIFTS & MORTGAGE FINANCE - 12.4%
Thrifts & Mortgage Finance - 12.4%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	58,800	$ 750,288
BankUnited Financial Corp. Class A	33,500	818,070
Countrywide Financial Corp.	279,374	10,694,437
Fannie Mae	292,000	16,565,160
Franklin Bank Corp.	36,000	664,200
Freddie Mac	80,900	5,192,162
Fremont General Corp.	50,300	442,640
Hudson City Bancorp, Inc.	308,600	4,135,240
IndyMac Bancorp, Inc.	33,000	1,132,890
NetBank, Inc.	57,900	186,438
People's Bank	29,500	1,309,505
Webster Financial Corp.	28,600	1,412,554
		43,303,584
TOTAL COMMON STOCKS (Cost $268,427,573)		338,235,465
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 5.35% (b)	13,059,278	13,059,278
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	15,731,675	15,731,675
TOTAL MONEY MARKET FUNDS (Cost $28,790,953)		28,790,953
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $297,218,526)	367,026,418
NET OTHER ASSETS - (5.1)%	(17,755,504)
NET ASSETS - 100%	$ 349,270,914
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $179,778 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 799,582
Fidelity Securities Lending Cash Central Fund	61,673
Total	$ 861,255

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $15,362,486) - See accompanying schedule: Unaffiliated issuers (cost $268,427,573)	$ 338,235,465
Fidelity Central Funds (cost $28,790,953)	28,790,953
Total Investments (cost $297,218,526)		$ 367,026,418
Receivable for investments sold		17,325
Receivable for fund shares sold		122,385
Dividends receivable		1,144,483
Distributions receivable from Fidelity Central Funds		50,509
Prepaid expenses		1,541
Other receivables		7,702
Total assets		368,370,363

Liabilities
Payable to custodian bank	$ 55,180
Payable for investments purchased	1,753,634
Payable for fund shares redeemed	1,251,123
Accrued management fee	169,179
Other affiliated payables	90,388
Other payables and accrued expenses	48,270
Collateral on securities loaned, at value	15,731,675
Total liabilities		19,099,449

Net Assets		$ 349,270,914
Net Assets consist of:
Paid in capital		$ 258,072,347
Undistributed net investment income		2,602,015
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,814,329
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		69,782,223
Net Assets, for 10,420,614 shares outstanding		$ 349,270,914
Net Asset Value, offering price and redemption price per share ($349,270,914 ÷ 10,420,614 shares)		$ 33.52

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 10,632,068
Interest		27
Income from Fidelity Central Funds		861,255
Total income		11,493,350

Expenses
Management fee	$ 2,120,724
Transfer agent fees	1,024,935
Accounting and security lending fees	173,709
Custodian fees and expenses	62,995
Independent trustees' compensation	1,436
Registration fees	33,008
Audit	36,604
Legal	6,962
Miscellaneous	22,228
Total expenses before reductions	3,482,601
Expense reductions	(56,576)	3,426,025
Net investment income (loss)		8,067,325
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,359)	65,381,502
Foreign currency transactions	28,700
Total net realized gain (loss)		65,410,202
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $25,759)	(43,368,811)
Assets and liabilities in foreign currencies	206
Total change in net unrealized appreciation (depreciation)		(43,368,605)
Net gain (loss)		22,041,597
Net increase (decrease) in net assets resulting from operations		$ 30,108,922

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,067,325	$ 8,332,734
Net realized gain (loss)	65,410,202	39,193,239
Change in net unrealized appreciation (depreciation)	(43,368,605)	(20,357,590)
Net increase (decrease) in net assets resulting from operations	30,108,922	27,168,383
Distributions to shareholders from net investment income	(6,850,404)	(6,336,315)
Distributions to shareholders from net realized gain	(51,988,884)	(32,980,078)
Total distributions	(58,839,288)	(39,316,393)
Share transactions Proceeds from sales of shares	139,550,400	85,190,205
Reinvestment of distributions	55,233,195	37,286,501
Cost of shares redeemed	(183,848,844)	(218,870,245)
Net increase (decrease) in net assets resulting from share transactions	10,934,751	(96,393,539)
Redemption fees	57,667	41,260
Total increase (decrease) in net assets	(17,737,948)	(108,500,289)

Net Assets
Beginning of period	367,008,862	475,509,151
End of period (including undistributed net investment income of $2,602,015 and undistributed net investment income of $3,248,767, respectively)	$ 349,270,914	$ 367,008,862
Other Information Shares
Sold	3,797,777	2,286,589
Issued in reinvestment of distributions	1,648,055	1,042,335
Redeemed	(5,022,905)	(5,850,883)
Net increase (decrease)	422,927	(2,521,959)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.71	$ 37.98	$ 40.80	$ 29.86	$ 33.26
Income from Investment Operations
Net investment income (loss) C	.78	.76	.67	.52	.50
Net realized and unrealized gain (loss)	2.12	1.82	.54	11.36	(3.57)
Total from investment operations	2.90	2.58	1.21	11.88	(3.07)
Distributions from net investment income	(.71)	(.62)	(.57)	(.48)	(.34)
Distributions from net realized gain	(5.39)	(3.23)	(3.46)	(.46)	-
Total distributions	(6.10)	(3.85)	(4.03)	(.94)	(.34)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 33.52	$ 36.71	$ 37.98	$ 40.80	$ 29.86
Total Return A,B	8.23%	7.22%	2.68%	40.08%	(9.24)%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.94%	.95%	1.08%	1.11%
Expenses net of fee waivers, if any	.93%	.94%	.95%	1.08%	1.11%
Expenses net of all reductions	.91%	.92%	.94%	1.07%	1.10%
Net investment income (loss)	2.15%	2.04%	1.70%	1.46%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,271	$ 367,009	$ 475,509	$ 489,376	$ 383,138
Portfolio turnover rate E	112%	70%	51%	28%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Brokerage and Investment Management Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management Portfolio	9.27%	15.97%	16.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Brokerage and Investment Management Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Comments from Yolanda Taylor, Portfolio Manager of Fidelity® Select Brokerage and Investment Management Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months that ended February 28, 2007, Select Brokerage and Investment Management Portfolio produced a total return of 9.27%, trailing the S&P 500 and the 16.66% gain of the Morgan Stanley Capital InternationalSM(MSCI®) US Investable Market Capital Markets Index. During the same period, a blended index specific to this fund returned 16.54%. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months.1 During the first seven months of the review period, the fund underperformed the Goldman Sachs index principally because several of the more volatile investment banks and brokerage stocks in which the fund was heavily overweighted struggled. Leading detractors included TD Ameritrade, E*TRADE and optionsXpress, all of which suffered as electronic trading activity declined. In addition, shares of the NASDAQ Stock Market declined when an anticipated acquisition deal was called off. Helping during these seven months were investments in IntercontinentalExchange - an electronic exchange for energy futures trading - asset manager T. Rowe Price and investment bank Morgan Stanley. A primary reason the fund trailed its new MSCI Capital Markets index during the final five months was the underweighting, due to diversification requirements, of several strong-performing investment banks and brokerages that were major index components. The low exposure to Goldman Sachs relative to the index was an example. Other investments that detracted over the five months included Jefferies Group, a small investment bank whose earnings suffered as a result of expenditures to diversify its business, and Swiss-based UBS, which was similarly affected by business expansion costs. On the positive side, contributors during the final five months included boutique investment bank Lazard, as well as Julius Baer and Credit Suisse, two Swiss-based companies whose wealth management businesses flourished. I sold the NASDAQ and T. Rowe Price investments before the period's end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 7.66% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Capital Markets Index, which returned 8.25% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 16.54%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Brokerage and Investment Management Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
State Street Corp.	5.9	2.5
Bank of New York Co., Inc.	5.2	0.0
Morgan Stanley	4.9	6.0
Charles Schwab Corp.	4.9	5.0
Julius Baer Holding AG (Bearer)	4.9	0.0
Goldman Sachs Group, Inc.	4.9	0.0
Franklin Resources, Inc.	4.6	5.1
Bear Stearns Companies, Inc.	4.4	0.0
Merrill Lynch & Co., Inc.	4.4	5.0
Greenhill & Co., Inc.	4.3	3.3
	48.4
Top Industries (% of fund's net assets)

* Includes short-term investments and net other assets.

Annual Report

Select Brokerage and Investment Management Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CAPITAL MARKETS - 91.0%
Asset Management & Custody Banks - 43.6%
Affiliated Managers Group, Inc. (a)(d)	310,400	$ 35,230,400
AllianceBernstein Holding LP	229,900	19,725,420
American Capital Strategies Ltd. (d)	1,070,400	47,611,392
Ameriprise Financial, Inc.	672,700	39,326,042
Ashmore Group plc	1,322,100	7,077,188
Bank of New York Co., Inc.	1,591,900	64,662,978
EFG International (a)	685,820	24,562,907
Franklin Resources, Inc.	487,900	57,274,581
Investors Financial Services Corp.	221,707	12,978,728
Julius Baer Holding AG (Bearer)	483,771	61,168,501
KKR Private Equity Investors, LP Restricted Depositary Units (e)	104,600	2,526,090
Legg Mason, Inc. (d)	78,348	8,049,474
Mellon Financial Corp.	1,100,600	47,799,058
Northern Trust Corp.	531,700	32,061,510
Nuveen Investments, Inc. Class A	254,400	12,386,736
State Street Corp.	1,126,600	73,803,564
		546,244,569
Diversified Capital Markets - 7.1%
Credit Suisse Group sponsored ADR	712,400	49,333,700
UBS AG (NY Shares)	663,000	39,143,520
		88,477,220
Investment Banking & Brokerage - 40.3%
Bear Stearns Companies, Inc. (d)	362,800	55,232,672
Charles Schwab Corp.	3,322,900	61,407,192
Cowen Group, Inc.	644,900	12,794,816
E*TRADE Financial Corp.	1,100	25,399
GFI Group, Inc. (a)(d)	91,700	5,649,637
Goldman Sachs Group, Inc.	302,700	61,024,320
Greenhill & Co., Inc. (d)	803,700	54,153,306
Jefferies Group, Inc.	1,628,700	44,056,335
Lazard Ltd. Class A	650,300	33,483,947
Lehman Brothers Holdings, Inc.	690,000	50,577,000
Merrill Lynch & Co., Inc.	650,550	54,438,024
Morgan Stanley	819,700	61,411,924
optionsXpress Holdings, Inc.	185,693	4,309,935
TD Ameritrade Holding Corp.	649	10,384
Thomas Weisel Partners Group, Inc. (d)	337,085	6,141,689
TradeStation Group, Inc. (a)	2,113	24,976
		504,741,556
TOTAL CAPITAL MARKETS		1,139,463,345
COMMERCIAL BANKS - 2.1%
Diversified Banks - 1.1%
Barclays PLC	904,700	13,238,023

	Shares	Value
Industrial & Commercial Bank of China	756,000	$ 417,041
Societe Generale Series A	100	16,852
		13,671,916
Regional Banks - 1.0%
City National Corp.	181,200	13,079,016
TOTAL COMMERCIAL BANKS		26,750,932
DIVERSIFIED FINANCIAL SERVICES - 5.3%
Other Diversifed Financial Services - 2.4%
Citigroup, Inc.	346,300	17,453,520
JPMorgan Chase & Co.	263,900	13,036,660
		30,490,180
Specialized Finance - 2.9%
Fortress Investment Group LLC	783,994	23,676,619
IntercontinentalExchange, Inc. (a)	1,112	167,745
Moody's Corp.	183,600	11,882,592
NYMEX Holdings, Inc. (d)	600	77,040
		35,803,996
TOTAL DIVERSIFIED FINANCIAL SERVICES		66,294,176
INSURANCE - 0.5%
Property & Casualty Insurance - 0.5%
AMBAC Financial Group, Inc.	71,200	6,239,968
TOTAL COMMON STOCKS (Cost $1,062,328,727)		1,238,748,421
Money Market Funds - 13.9%

Fidelity Cash Central Fund, 5.35% (b)	56,660,795	56,660,795
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	117,895,975	117,895,975
TOTAL MONEY MARKET FUNDS (Cost $174,556,770)		174,556,770
TOTAL INVESTMENT PORTFOLIO - 112.8% (Cost $1,236,885,497)	1,413,305,191
NET OTHER ASSETS - (12.8)%	(160,740,439)
NET ASSETS - 100%	$ 1,252,564,752
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,526,090 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,403,355
Fidelity Securities Lending Cash Central Fund	830,530
Total	$ 3,233,885
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.4%
Switzerland	14.0%
Bermuda	2.7%
United Kingdom	1.9%
Others (individually less than 1%)	0.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $115,702,512) - See accompanying schedule: Unaffiliated issuers (cost $1,062,328,727)	$ 1,238,748,421
Fidelity Central Funds (cost $174,556,770)	174,556,770
Total Investments (cost $1,236,885,497)		$ 1,413,305,191
Foreign currency held at value (cost $11,366)		11,363
Receivable for investments sold		2,363,308
Receivable for fund shares sold		6,416,838
Dividends receivable		1,485,265
Distributions receivable from Fidelity Central Funds		330,078
Prepaid expenses		3,669
Other receivables		70,363
Total assets		1,423,986,075

Liabilities
Payable for investments purchased	$ 40,969,364
Payable for fund shares redeemed	11,551,958
Accrued management fee	624,387
Other affiliated payables	303,039
Other payables and accrued expenses	76,600
Collateral on securities loaned, at value	117,895,975
Total liabilities		171,421,323

Net Assets		$ 1,252,564,752
Net Assets consist of:
Paid in capital		$ 1,014,217,711
Undistributed net investment income		4,700,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		57,229,003
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,417,746
Net Assets, for 16,996,990 shares outstanding		$ 1,252,564,752
Net Asset Value, offering price and redemption price per share ($1,252,564,752 ÷ 16,996,990 shares)		$ 73.69

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 15,827,117
Interest		25,263
Income from Fidelity Central Funds		3,233,885
Total income		19,086,265

Expenses
Management fee	$ 6,333,827
Transfer agent fees	2,954,767
Accounting and security lending fees	438,001
Custodian fees and expenses	79,407
Independent trustees' compensation	3,960
Registration fees	113,207
Audit	45,188
Legal	29,086
Interest	38,578
Miscellaneous	47,799
Total expenses before reductions	10,083,820
Expense reductions	(149,253)	9,934,567
Net investment income (loss)		9,151,698
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $473,330)	154,478,970
Foreign currency transactions	(87,732)
Total net realized gain (loss)		154,391,238
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $149,940)	(77,208,155)
Assets and liabilities in foreign currencies	(2,568)
Total change in net unrealized appreciation (depreciation)		(77,210,723)
Net gain (loss)		77,180,515
Net increase (decrease) in net assets resulting from operations		$ 86,332,213

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,151,698	$ 9,820,701
Net realized gain (loss)	154,391,238	103,309,298
Change in net unrealized appreciation (depreciation)	(77,210,723)	153,341,117
Net increase (decrease) in net assets resulting from operations	86,332,213	266,471,116
Distributions to shareholders from net investment income	(9,257,191)	(2,635,364)
Distributions to shareholders from net realized gain	(134,546,271)	(49,077,063)
Total distributions	(143,803,462)	(51,712,427)
Share transactions Proceeds from sales of shares	1,025,478,285	905,653,225
Reinvestment of distributions	137,702,286	49,399,557
Cost of shares redeemed	(1,099,716,887)	(338,928,303)
Net increase (decrease) in net assets resulting from share transactions	63,463,684	616,124,479
Redemption fees	274,372	178,219
Total increase (decrease) in net assets	6,266,807	831,061,387

Net Assets
Beginning of period	1,246,297,945	415,236,558
End of period (including undistributed net investment income of $4,700,292 and undistributed net investment income of $7,022,564, respectively)	$ 1,252,564,752	$ 1,246,297,945
Other Information Shares
Sold	13,617,953	13,298,513
Issued in reinvestment of distributions	1,869,952	708,725
Redeemed	(14,864,176)	(5,190,450)
Net increase (decrease)	623,729	8,816,788

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 76.12	$ 54.95	$ 54.13	$ 33.22	$ 42.32
Income from Investment Operations
Net investment income (loss) C	.61	.98 F	.20	.17	.30
Net realized and unrealized gain (loss)	6.18	23.81	.85	20.88	(9.19)
Total from investment operations	6.79	24.79	1.05	21.05	(8.89)
Distributions from net investment income	(.59)	(.19)	(.24)	(.16)	(.23)
Distributions from net realized gain	(8.65)	(3.45)	-	-	-
Total distributions	(9.24)	(3.64)	(.24)	(.16)	(.23)
Redemption fees added to paid in capital C	.02	.02	.01	.02	.02
Net asset value, end of period	$ 73.69	$ 76.12	$ 54.95	$ 54.13	$ 33.22
Total Return A,B	9.27%	45.77%	1.96%	63.56%	(21.02)%
Ratios to Average Net Assets D,G
Expenses before reductions	.90%	.95%	.98%	1.12%	1.20%
Expenses net of fee waivers, if any	.90%	.95%	.98%	1.12%	1.20%
Expenses net of all reductions	.89%	.89%	.94%	1.10%	1.16%
Net investment income (loss)	.82%	1.51% F	.40%	.39%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,252,565	$ 1,246,298	$ 415,237	$ 460,574	$ 281,885
Portfolio turnover rate E	124%	112%	98%	64%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.58 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Financial Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Financial Services Portfolio	10.14%	9.94%	10.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Financial Services Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Financial Services Portfolio

Management's Discussion of Fund Performance

Comments from Charles Hebard, who managed Fidelity® Select Financial Services Portfolio for most of the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months that ended February 28, 2007, Select Financial Services Portfolio produced a total return of 10.14%, trailing the S&P 500 and the 13.47% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index. During the same period, a blended index specific to this fund returned 13.35%. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months.1 During the first seven months of the review period, the fund underperformed the Goldman Sachs index principally because of significant positions in underperforming multi-line insurance, reinsurance and specialized finance companies, along with weak stock selection in the investment banking and brokerage industry. Overweightings in Bermuda-based insurers Scottish Re and ACE Ltd. as well as in insurance giant American International Group (AIG) and UK-based online payment processor NETeller held back results. Consumer lender Dollar Financial, reinsurance company Endurance Specialty Holdings and IntercontinentalExchange, operator of an electronic exchange of energy futures, were among the contributors during the first seven months. The fund narrowly trailed its new MSCI index during the final five months. A lack of exposure to office and specialized real estate investment trusts (REITs) was a notable factor in this underperformance. Not owning investment bank Goldman Sachs - a major index component - and overweighting AIG also hurt during this period. Mitsubishi Estate, a Japanese real estate company, and General Growth Properties, a U.S. REIT, were among the contributors. Several stocks mentioned here were no longer held by the fund at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 7.66% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Financials Index, which returned 5.28% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 13.35%.

Note to shareholders: Brian Younger and Richard Manuel became co-managers of the fund on February 1, 2007, replacing Charles Hebard.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Financial Services Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	8.9	9.0
JPMorgan Chase & Co.	5.1	5.4
Bank of America Corp.	4.8	6.3
Wells Fargo & Co.	4.2	3.6
Wachovia Corp.	4.1	4.3
Merrill Lynch & Co., Inc.	3.4	3.0
Morgan Stanley	3.1	2.1
Endurance Specialty Holdings Ltd.	3.1	2.7
ACE Ltd.	2.8	2.7
Citigroup, Inc.	2.5	1.5
	42.0
Top Industries (% of fund's net assets)

* Includes short-term investments and net other assets.

Annual Report

Select Financial Services Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CAPITAL MARKETS - 16.4%
Asset Management & Custody Banks - 5.1%
Affiliated Managers Group, Inc. (a)	26,200	$ 2,973,700
American Capital Strategies Ltd.	48,900	2,175,072
Franklin Resources, Inc.	49,700	5,834,283
Investors Financial Services Corp.	98,700	5,777,898
Julius Baer Holding AG (Bearer)	10,751	1,359,367
KKR Private Equity Investors, LP	31,700	765,555
KKR Private Equity Investors, LP Restricted Depositary Units (e)	47,000	1,135,050
State Street Corp.	116,300	7,618,813
		27,639,738
Diversified Capital Markets - 1.0%
UBS AG (NY Shares)	95,000	5,608,800
Investment Banking & Brokerage - 10.3%
Charles Schwab Corp.	245,200	4,531,296
E*TRADE Financial Corp.	248,900	5,747,101
Lazard Ltd. Class A	103,700	5,339,513
MarketAxess Holdings, Inc. (a)	2,100	29,442
Merrill Lynch & Co., Inc.	218,500	18,284,080
Morgan Stanley	222,900	16,699,668
Nomura Holdings, Inc.	187,600	4,044,656
optionsXpress Holdings, Inc.	47,000	1,090,870
		55,766,626
TOTAL CAPITAL MARKETS		89,015,164
COMMERCIAL BANKS - 18.0%
Diversified Banks - 13.7%
Banco Bilbao Vizcaya Argentaria SA	237,000	5,773,320
ICICI Bank Ltd. sponsored ADR	66,400	2,545,112
Kookmin Bank sponsored ADR	29,800	2,662,332
Mizrahi Tefahot Bank Ltd.	115,300	819,899
U.S. Bancorp, Delaware	260,000	9,271,600
Unicredito Italiano Spa	886,800	8,220,695
Wachovia Corp.	402,068	22,262,505
Wells Fargo & Co.	655,900	22,759,730
		74,315,193
Regional Banks - 4.3%
Cathay General Bancorp	77,341	2,624,180
Center Financial Corp., California	72,800	1,571,752
Colonial Bancgroup, Inc.	114,200	2,949,786
Commerce Bancorp, Inc., New Jersey	44,000	1,470,480
Nara Bancorp, Inc.	46,141	854,070
PNC Financial Services Group, Inc.	116,800	8,562,608
SVB Financial Group (a)	62,500	3,018,750
Wintrust Financial Corp.	4,033	184,873
Zions Bancorp	21,000	1,792,980
		23,029,479
TOTAL COMMERCIAL BANKS		97,344,672

	Shares	Value
CONSUMER FINANCE - 3.8%
Consumer Finance - 3.8%
American Express Co.	205,600	$ 11,692,472
Capital One Financial Corp.	72,100	5,557,468
Dollar Financial Corp. (a)	131,779	3,376,178
		20,626,118
DIVERSIFIED FINANCIAL SERVICES - 13.7%
Other Diversifed Financial Services - 12.4%
Bank of America Corp. (d)	515,831	26,240,323
Citigroup, Inc.	266,834	13,448,434
JPMorgan Chase & Co.	555,945	27,463,683
		67,152,440
Specialized Finance - 1.3%
CBOT Holdings, Inc. Class A (a)	12,100	1,955,360
Chicago Mercantile Exchange Holdings, Inc. Class A	2,500	1,347,825
Fortress Investment Group LLC	1,400	42,280
The NASDAQ Stock Market, Inc. (a)	117,700	3,522,761
		6,868,226
TOTAL DIVERSIFIED FINANCIAL SERVICES		74,020,666
INSURANCE - 32.5%
Insurance Brokers - 0.8%
National Financial Partners Corp. (d)	68,500	3,161,960
Willis Group Holdings Ltd.	28,560	1,133,832
		4,295,792
Life & Health Insurance - 5.0%
AFLAC, Inc.	130,200	6,145,440
MetLife, Inc. (d)	200,200	12,642,630
Prudential Financial, Inc.	88,800	8,075,472
		26,863,542
Multi-Line Insurance - 10.7%
American International Group, Inc.	719,051	48,248,322
Hartford Financial Services Group, Inc.	102,900	9,730,224
		57,978,546
Property & Casualty Insurance - 8.4%
ACE Ltd.	268,800	15,095,808
Allied World Assurance Co. Holdings Ltd.	33,800	1,409,122
Aspen Insurance Holdings Ltd.	138,400	3,667,600
Axis Capital Holdings Ltd.	114,300	3,864,483
MBIA, Inc.	70,700	4,699,429
Old Republic International Corp.	94,300	2,104,776
The Travelers Companies, Inc.	242,500	12,309,300
XL Capital Ltd. Class A	31,300	2,222,300
		45,372,818
Reinsurance - 7.6%
Endurance Specialty Holdings Ltd.	468,270	16,604,854
Everest Re Group Ltd.	33,400	3,246,814
IPC Holdings Ltd.	87,745	2,549,870
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Reinsurance - continued
Max Re Capital Ltd.	163,399	$ 3,996,740
Montpelier Re Holdings Ltd.	38,500	670,285
PartnerRe Ltd.	19,700	1,368,756
Platinum Underwriters Holdings Ltd.	401,288	12,821,152
		41,258,471
TOTAL INSURANCE		175,769,169
REAL ESTATE INVESTMENT TRUSTS - 7.3%
Mortgage REITs - 0.3%
Annaly Capital Management, Inc.	116,500	1,633,330
Residential REITs - 2.6%
Equity Lifestyle Properties, Inc.	60,800	3,420,000
Equity Residential (SBI)	150,000	7,618,500
United Dominion Realty Trust, Inc. (SBI)	90,000	2,938,500
		13,977,000
Retail REITs - 4.4%
CBL & Associates Properties, Inc.	30,360	1,430,867
Developers Diversified Realty Corp.	116,700	7,650,852
General Growth Properties, Inc.	165,800	10,516,694
Simon Property Group, Inc.	36,300	4,092,462
		23,690,875
TOTAL REAL ESTATE INVESTMENT TRUSTS		39,301,205
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
Real Estate Management & Development - 1.2%
Mitsubishi Estate Co. Ltd.	210,000	6,513,073
THRIFTS & MORTGAGE FINANCE - 5.4%
Thrifts & Mortgage Finance - 5.4%
Countrywide Financial Corp.	183,569	7,027,021
Fannie Mae	219,000	12,423,870
Hudson City Bancorp, Inc.	290,511	3,892,847
Radian Group, Inc.	14,600	838,770
Washington Mutual, Inc.	123,400	5,316,072
		29,498,580
TOTAL COMMON STOCKS (Cost $390,937,630)		532,088,647
Money Market Funds - 4.0%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	2,183,535	$ 2,183,535
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	19,540,000	19,540,000
TOTAL MONEY MARKET FUNDS (Cost $21,723,535)		21,723,535
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $412,661,165)	553,812,182
NET OTHER ASSETS - (2.3)%	(12,236,190)
NET ASSETS - 100%	$ 541,575,992
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,135,050 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 178,589
Fidelity Securities Lending Cash Central Fund	71,542
Total	$ 250,131
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.6%
Bermuda	10.4%
Cayman Islands	2.8%
Japan	1.9%
Italy	1.5%
Switzerland	1.3%
Spain	1.1%
Others (individually less than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $19,097,010) - See accompanying schedule: Unaffiliated issuers (cost $390,937,630)	$ 532,088,647
Fidelity Central Funds (cost $21,723,535)	21,723,535
Total Investments (cost $412,661,165)		$ 553,812,182
Receivable for investments sold		8,504,145
Receivable for fund shares sold		987,224
Dividends receivable		1,158,892
Distributions receivable from Fidelity Central Funds		13,540
Prepaid expenses		1,939
Other receivables		5,900
Total assets		564,483,822

Liabilities
Payable to custodian bank	$ 27,535
Payable for investments purchased	1,240,244
Payable for fund shares redeemed	1,638,410
Accrued management fee	264,545
Other affiliated payables	140,952
Other payables and accrued expenses	56,144
Collateral on securities loaned, at value	19,540,000
Total liabilities		22,907,830

Net Assets		$ 541,575,992
Net Assets consist of:
Paid in capital		$ 389,377,964
Undistributed net investment income		2,225,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,820,800
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		141,151,302
Net Assets, for 4,615,668 shares outstanding		$ 541,575,992
Net Asset Value, offering price and redemption price per share ($541,575,992 ÷ 4,615,668 shares)		$ 117.33

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 11,132,724
Interest		26
Income from Fidelity Central Funds		250,131
Total income		11,382,881

Expenses
Management fee	$ 2,888,408
Transfer agent fees	1,465,046
Accounting and security lending fees	228,387
Custodian fees and expenses	55,486
Independent trustees' compensation	1,900
Registration fees	38,771
Audit	40,112
Legal	8,677
Miscellaneous	29,100
Total expenses before reductions	4,755,887
Expense reductions	(52,045)	4,703,842
Net investment income (loss)		6,679,039
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $115,909)	51,266,104
Foreign currency transactions	79,550
Total net realized gain (loss)		51,345,654
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $6,747)	(8,075,393)
Assets and liabilities in foreign currencies	241
Total change in net unrealized appreciation (depreciation)		(8,075,152)
Net gain (loss)		43,270,502
Net increase (decrease) in net assets resulting from operations		$ 49,949,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,679,039	$ 5,848,396
Net realized gain (loss)	51,345,654	29,891,242
Change in net unrealized appreciation (depreciation)	(8,075,152)	27,118,166
Net increase (decrease) in net assets resulting from operations	49,949,541	62,857,804
Distributions to shareholders from net investment income	(5,509,123)	(5,599,282)
Distributions to shareholders from net realized gain	(55,761,519)	(34,940,068)
Total distributions	(61,270,642)	(40,539,350)
Share transactions Proceeds from sales of shares	178,601,633	130,389,343
Reinvestment of distributions	58,356,068	38,466,222
Cost of shares redeemed	(174,338,840)	(188,068,301)
Net increase (decrease) in net assets resulting from share transactions	62,618,861	(19,212,736)
Redemption fees	39,370	59,944
Total increase (decrease) in net assets	51,337,130	3,165,662

Net Assets
Beginning of period	490,238,862	487,073,200
End of period (including undistributed net investment income of $2,225,926 and undistributed net investment income of $1,375,614, respectively)	$ 541,575,992	$ 490,238,862
Other Information Shares
Sold	1,484,101	1,151,335
Issued in reinvestment of distributions	501,082	360,852
Redeemed	(1,454,591)	(1,673,743)
Net increase (decrease)	530,592	(161,556)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 120.01	$ 114.70	$ 121.09	$ 84.14	$ 99.95
Income from Investment Operations
Net investment income (loss) C	1.56	1.41	1.11	.96	.74
Net realized and unrealized gain (loss)	10.14	13.73	2.75	36.92	(15.75)
Total from investment operations	11.70	15.14	3.86	37.88	(15.01)
Distributions from net investment income	(1.29)	(1.34)	(.89)	(.94)	(.82)
Distributions from net realized gain	(13.10)	(8.50)	(9.37)	-	-
Total distributions	(14.39)	(9.84)	(10.26)	(.94)	(.82)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.02
Net asset value, end of period	$ 117.33	$ 120.01	$ 114.70	$ 121.09	$ 84.14
Total Return A,B	10.14%	14.51%	3.29%	45.17%	(15.06)%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.97%	.97%	1.09%	1.12%
Expenses net of fee waivers, if any	.93%	.97%	.97%	1.09%	1.12%
Expenses net of all reductions	.92%	.95%	.94%	1.07%	1.09%
Net investment income (loss)	1.31%	1.26%	.96%	.92%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 541,576	$ 490,239	$ 487,073	$ 555,577	$ 389,392
Portfolio turnover rate E	55%	47%	101%	51%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Home Finance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Home Finance Portfolio	7.10%	8.08%	8.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Home Finance Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Home Finance Portfolio

Management's Discussion of Fund Performance

Comments from Richard Manuel, Portfolio Manager of Fidelity® Select Home Finance Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year, the fund was up 7.10%, compared with a gain of 4.32% for its new benchmark, the Morgan Stanley Capital International (MSCI®) US Investable Market Thrifts & Mortgage Finance Index, and an advance of 9.17% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September, and the new MSCI index mentioned above, which the fund was compared with during the period's final five months1. For the same 12-month period, the fund underperformed the S&P 500. During the review period's first seven months, the fund fell short of the Goldman Sachs index, mostly because of its large overweighting in the thrifts and mortgage finance group, which suffered concurrently with the pronounced slowing of the U.S. housing market. Weak stock selection within regional banks also hurt. Among the biggest detractors were mortgage insurance writer MGIC Investment and Puerto Rican lender Doral Financial, as well as regional lender TD Banknorth and Bank of America, the latter of which hurt because we did not own a large enough stake in this strong performer. TD Banknorth was no longer held at period end. A few good picks among diversified banks and multi-line insurance companies helped results. Among the top contributors were People's Bank, title insurance provider Fidelity National Financial and mortgage lender Golden West Financial, which rose on the news of its takeover by Wachovia. Not owning insurance giant American International Group, whose stock price continued to struggle, also helped. During the final five months of the period, the fund beat its new, more narrowly constructed MSCI benchmark, mostly on the basis of favorable security selection. Notable contributors included a handful of non-index holdings, including custodian bank Investors Financial Services, which was the target of a takeover; Clayton Holdings, a provider of analytic tools to the mortgage lending industry; and Fidelity National Information Services, a provider of mortgage loan processing services. An underweighting in weak performing mortgage underwriter Freddie Mac also helped. Among the detractors were an underweighted position in Fannie Mae, which did fairly well during the period, and a stake in subprime lender Accredited Home Lenders, whose stock lost more than a third of its value during the period. An out-of-index position in diversified bank Wells Fargo also hurt.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 7.66% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Thrifts & Mortgage Finance Index, which returned 1.40% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 9.17%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Home Finance Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Countrywide Financial Corp.	11.6	4.7
Fannie Mae	10.8	6.4
Washington Mutual, Inc.	5.3	3.0
Freddie Mac	5.2	5.9
Radian Group, Inc.	4.9	4.8
Wells Fargo & Co.	4.4	5.6
Hudson City Bancorp, Inc.	4.3	0.0
MGIC Investment Corp.	4.1	4.2
Capital One Financial Corp.	3.7	1.4
People's Bank	2.7	2.9
	57.0
Top Industries (% of fund's net assets)

* Includes short-term investments and net other assets.

Annual Report

Select Home Finance Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CAPITAL MARKETS - 1.0%
Asset Management & Custody Banks - 1.0%
Investors Financial Services Corp.	45,950	$ 2,689,913
COMMERCIAL BANKS - 11.0%
Diversified Banks - 7.2%
HDFC Bank Ltd. sponsored ADR	18,900	1,254,393
ICICI Bank Ltd. sponsored ADR	34,900	1,337,717
Wachovia Corp.	84,015	4,651,911
Wells Fargo & Co.	326,200	11,319,140
		18,563,161
Regional Banks - 3.8%
Center Financial Corp., California	16,788	362,453
Colonial Bancgroup, Inc.	96,500	2,492,595
Commerce Bancorp, Inc., New Jersey	140,200	4,685,484
EuroBancshares, Inc. (a)	31,908	272,813
National City Corp.	15,309	579,446
PNC Financial Services Group, Inc.	16,100	1,180,291
		9,573,082
TOTAL COMMERCIAL BANKS		28,136,243
CONSUMER FINANCE - 4.7%
Consumer Finance - 4.7%
American Express Co.	44,200	2,513,654
Capital One Financial Corp.	122,702	9,457,870
		11,971,524
DIVERSIFIED FINANCIAL SERVICES - 1.2%
Other Diversifed Financial Services - 1.2%
Bank of America Corp.	59,500	3,026,765
INSURANCE - 3.9%
Property & Casualty Insurance - 3.9%
Fidelity National Financial, Inc. Class A	163,829	3,931,896
First American Corp., California	129,000	6,082,350
		10,014,246
IT SERVICES - 1.5%
Data Processing & Outsourced Services - 1.5%
Fidelity National Information Services, Inc.	84,032	3,861,270
REAL ESTATE INVESTMENT TRUSTS - 2.5%
Mortgage REITs - 2.5%
Annaly Capital Management, Inc.	345,500	4,843,910

	Shares	Value
CapitalSource, Inc. (d)	50,813	$ 1,310,467
HomeBanc Mortgage Corp., Georgia	103,100	286,618
		6,440,995
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Management & Development - 0.3%
Move, Inc.	141,290	843,501
THRIFTS & MORTGAGE FINANCE - 70.5%
Thrifts & Mortgage Finance - 70.5%
Accredited Home Lenders Holding Co. (a)(d)	122,400	2,751,552
Astoria Financial Corp.	137,900	3,898,433
Bank Mutual Corp.	61,900	723,611
BankUnited Financial Corp. Class A	55,200	1,347,984
Beverly Hills Bancorp, Inc.	50,000	381,000
Brookline Bancorp, Inc., Delaware	64,900	828,124
Capitol Federal Financial	63,300	2,370,585
Clayton Holdings, Inc.	61,774	1,370,147
Countrywide Financial Corp.	777,700	29,770,357
Dime Community Bancshares, Inc.	30,500	383,385
Doral Financial Corp. (d)	132,092	286,640
Downey Financial Corp.	22,300	1,461,542
Fannie Mae	491,000	27,854,430
First Niagara Financial Group, Inc.	112,600	1,598,920
FirstFed Financial Corp., Delaware (a)(d)	56,100	3,208,920
Flagstar Bancorp, Inc.	73,800	1,021,392
Freddie Mac (d)	206,200	13,233,916
Hudson City Bancorp, Inc.	828,700	11,104,580
IndyMac Bancorp, Inc. (d)	51,200	1,757,696
MAF Bancorp., Inc.	200	8,850
MGIC Investment Corp. (d)	172,500	10,410,375
New York Community Bancorp, Inc.	344,837	5,772,571
NewAlliance Bancshares, Inc.	133,700	2,112,460
NexCen Brands, Inc. (a)	68,100	710,964
People's Bank	158,900	7,053,571
PFF Bancorp, Inc.	23,700	749,394
Provident Financial Services, Inc.	65,100	1,143,156
Radian Group, Inc.	220,500	12,667,725
Sovereign Bancorp, Inc. (d)	265,843	6,717,853
The PMI Group, Inc.	111,657	5,233,364
Triad Guaranty, Inc. (a)	36,500	1,659,290
Trustco Bank Corp., New York	80,000	791,200
Washington Federal, Inc.	145,612	3,462,653
Washington Mutual, Inc.	314,300	13,540,044
Webster Financial Corp.	61,700	3,047,363
Westfield Financial, Inc.	60,900	643,713
		181,077,760
TOTAL COMMON STOCKS (Cost $202,634,098)		248,062,217
Money Market Funds - 14.8%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	8,948,450	$ 8,948,450
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	29,085,850	29,085,850
TOTAL MONEY MARKET FUNDS (Cost $38,034,300)		38,034,300
TOTAL INVESTMENT PORTFOLIO - 111.4% (Cost $240,668,398)	286,096,517
NET OTHER ASSETS - (11.4)%	(29,223,905)
NET ASSETS - 100%	$ 256,872,612
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 426,763
Fidelity Securities Lending Cash Central Fund	61,034
Total	$ 487,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $28,544,733) - See accompanying schedule: Unaffiliated issuers (cost $202,634,098)	$ 248,062,217
Fidelity Central Funds (cost $38,034,300)	38,034,300
Total Investments (cost $240,668,398)		$ 286,096,517
Receivable for fund shares sold		144,303
Dividends receivable		364,742
Distributions receivable from Fidelity Central Funds		41,050
Prepaid expenses		1,141
Other receivables		7,230
Total assets		286,654,983

Liabilities
Payable for fund shares redeemed	458,046
Accrued management fee	125,952
Other affiliated payables	70,153
Other payables and accrued expenses	42,370
Collateral on securities loaned, at value	29,085,850
Total liabilities		29,782,371

Net Assets		$ 256,872,612
Net Assets consist of:
Paid in capital		$ 203,869,324
Undistributed net investment income		1,248,552
Accumulated undistributed net realized gain (loss) on investments		6,326,617
Net unrealized appreciation (depreciation) on investments		45,428,119
Net Assets, for 5,307,621 shares outstanding		$ 256,872,612
Net Asset Value, offering price and redemption price per share ($256,872,612 ÷ 5,307,621 shares)		$ 48.40

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 6,374,064
Interest		1,034
Income from Fidelity Central Funds		487,797
Total income		6,862,895

Expenses
Management fee	$ 1,559,343
Transfer agent fees	798,611
Accounting and security lending fees	129,161
Custodian fees and expenses	8,371
Independent trustees' compensation	1,091
Registration fees	22,303
Audit	36,742
Legal	5,889
Interest	1,277
Miscellaneous	18,380
Total expenses before reductions	2,581,168
Expense reductions	(10,885)	2,570,283
Net investment income (loss)		4,292,612
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		38,216,841
Change in net unrealized appreciation (depreciation) on investment securities		(23,566,971)
Net gain (loss)		14,649,870
Net increase (decrease) in net assets resulting from operations		$ 18,942,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,292,612	$ 7,870,259
Net realized gain (loss)	38,216,841	40,457,175
Change in net unrealized appreciation (depreciation)	(23,566,971)	(47,918,726)
Net increase (decrease) in net assets resulting from operations	18,942,482	408,708
Distributions to shareholders from net investment income	(4,052,900)	(5,380,189)
Distributions to shareholders from net realized gain	(32,100,974)	(37,238,765)
Total distributions	(36,153,874)	(42,618,954)
Share transactions Proceeds from sales of shares	45,152,786	36,144,380
Reinvestment of distributions	34,666,757	40,625,810
Cost of shares redeemed	(97,876,938)	(138,541,892)
Net increase (decrease) in net assets resulting from share transactions	(18,057,395)	(61,771,702)
Redemption fees	17,147	18,308
Total increase (decrease) in net assets	(35,251,640)	(103,963,640)

Net Assets
Beginning of period	292,124,252	396,087,892
End of period (including undistributed net investment income of $1,248,552 and undistributed net investment income of $2,696,950, respectively)	$ 256,872,612	$ 292,124,252
Other Information Shares
Sold	867,552	643,172
Issued in reinvestment of distributions	693,890	783,468
Redeemed	(1,889,744)	(2,490,689)
Net increase (decrease)	(328,302)	(1,064,049)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 51.83	$ 59.12	$ 68.76	$ 47.60	$ 52.95
Income from Investment Operations
Net investment income (loss) C	.81	1.32 F	.54	.61	.39
Net realized and unrealized gain (loss)	3.01	(.77)	(.54)	22.67	(4.77)
Total from investment operations	3.82	.55	-	23.28	(4.38)
Distributions from net investment income	(.80)	(.99)	(.56)	(.41)	(.30)
Distributions from net realized gain	(6.45)	(6.85)	(9.09)	(1.72)	(.70)
Total distributions	(7.25)	(7.84)	(9.65)	(2.13)	(1.00)
Redemption fees added to paid in capital C	- I	- I	.01	.01	.03
Net asset value, end of period	$ 48.40	$ 51.83	$ 59.12	$ 68.76	$ 47.60
Total Return A,B	7.10%	.99%	(.46)%	49.39%	(8.30)%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.97%	.97%	1.11%	1.14%
Expenses net of fee waivers, if any	.93%	.97%	.97%	1.11%	1.14%
Expenses net of all reductions	.93%	.94%	.96%	1.10%	1.11%
Net investment income (loss)	1.55%	2.36% F	.83%	1.05%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 256,873	$ 292,124	$ 396,088	$ 449,060	$ 327,394
Portfolio turnover rate E	52%	76%	37%	38%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Insurance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Insurance Portfolio	8.33%	10.08%	14.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Insurance Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Insurance Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Hermsdorf, Portfolio Manager of Fidelity® Select Insurance Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year ending February 28, 2007, Select Insurance Portfolio produced a total return of 8.33%, trailing the S&P 500 and the 10.12% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Insurance Index. During the same period, a blended index specific to this fund returned 13.72%. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months.1 For the first seven months of the review period, the fund underperformed the Goldman Sachs index primarily because of its focus on insurance stocks, which generally trailed the performance of the financials sector. Performance also was held back by weak stock selection in the reinsurance industry and earnings disappointments among several life insurers we owned. Detractors during the period included Bermuda-based insurers Scottish Re and ACE Ltd., as well as property-and-casualty company W.R. Berkley. I sold the Scottish Re position. Not owning major index component Bank of America detracted as well. During the final five months of the period, the fund trailed the new MSCI index due to an overweighting and unproductive stock picking in reinsurance, along with lackluster results in multi-line insurance. The fund's holdings in Scottish Re continued to be a drag on performance, as did the limited exposure to conglomerates Loews and Berkshire Hathaway. Other negatives included not owning 401(k) provider Principal Financial and underweighting insurance giant American International Group during the final five months. Helping results were the overweighted position in Travelers, a property-and-casualty company, and the avoidance of weak performing index components such as property-and-casualty insurers Progressive and Cincinnati Financial.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 7.66% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Insurance Index, which returned 5.63% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 13.72%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Insurance Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	23.2	8.6
MetLife, Inc.	7.1	5.5
The Travelers Companies, Inc.	5.5	5.2
Prudential Financial, Inc.	5.2	4.2
The Chubb Corp.	5.1	3.5
Hartford Financial Services Group, Inc.	5.0	5.8
ACE Ltd.	5.0	6.3
Allstate Corp.	4.0	3.9
Axis Capital Holdings Ltd.	3.3	2.0
AFLAC, Inc.	3.3	4.3
	66.7
Top Industries (% of fund's net assets)

* Includes short-term investments and net other assets.

Annual Report

Select Insurance Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
PGT, Inc.	52,600	$ 679,592
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
Ameriprise Financial, Inc.	7,000	409,220
INSURANCE - 99.5%
Insurance Brokers - 4.0%
Aon Corp.	52,800	1,987,920
Brown & Brown, Inc.	59,800	1,683,370
Hilb Rogal & Hobbs Co.	9,400	425,820
Marsh & McLennan Companies, Inc.	14,900	438,358
National Financial Partners Corp. (d)	57,000	2,631,120
Willis Group Holdings Ltd.	63,100	2,505,070
		9,671,658
Life & Health Insurance - 19.7%
AFLAC, Inc.	170,800	8,061,760
American Equity Investment Life Holding Co.	19,000	251,940
Lincoln National Corp.	91,030	6,203,695
MetLife, Inc. (d)	276,300	17,448,345
Old Mutual plc	158,100	547,383
Protective Life Corp.	12,800	568,448
Prudential Financial, Inc.	140,000	12,731,600
Shin Kong Financial Holding Co. Ltd.	377,403	368,409
StanCorp Financial Group, Inc.	19,300	930,260
T&D Holdings, Inc.	15,350	1,105,680
		48,217,520
Multi-Line Insurance - 29.9%
American International Group, Inc. (d)	843,200	56,578,718
Assurant, Inc.	36,800	1,966,960
AXA SA sponsored ADR	18,700	798,303
Genworth Financial, Inc. Class A (non-vtg.)	40,300	1,425,411
Hartford Financial Services Group, Inc.	129,600	12,254,976
		73,024,368
Property & Casualty Insurance - 34.5%
21st Century Insurance Group	15,200	321,784
ACE Ltd.	215,449	12,099,616
Admiral Group PLC	57,900	1,176,059
Alleghany Corp.	1,472	574,993
Allied World Assurance Co. Holdings Ltd.	38,100	1,588,389
Allstate Corp.	161,400	9,693,684
AMBAC Financial Group, Inc.	12,950	1,134,938
Aspen Insurance Holdings Ltd.	64,900	1,719,850
Axis Capital Holdings Ltd.	241,700	8,171,877
Berkshire Hathaway, Inc. Class A (a)	9	955,710
Catlin Group Ltd.	142,900	1,333,386
Fidelity National Financial, Inc. Class A	68,694	1,648,656
Markel Corp. (a)	2,800	1,340,780

	Shares	Value
MBIA, Inc.	52,900	$ 3,516,263
Navigators Group, Inc. (a)	52,400	2,604,280
Old Republic International Corp.	23,825	531,774
OneBeacon Insurance Group Ltd.	2,200	58,740
Philadelphia Consolidated Holdings Corp. (a)	18,000	826,380
RLI Corp.	18,700	1,048,322
Samsung Fire & Marine Insurance Co. Ltd.	7,420	1,307,906
Specialty Underwriters' Alliance, Inc. (a)	78,500	569,125
The Chubb Corp.	243,658	12,438,741
The Travelers Companies, Inc.	264,791	13,440,791
United America Indemnity Ltd. Class A (a)	92,091	2,175,189
W.R. Berkley Corp.	118,701	3,869,653
		84,146,886
Reinsurance - 11.4%
Endurance Specialty Holdings Ltd.	186,500	6,613,290
Everest Re Group Ltd.	47,900	4,656,359
IPC Holdings Ltd.	93,700	2,722,922
Max Re Capital Ltd.	34,400	841,424
Montpelier Re Holdings Ltd.	72,300	1,258,743
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	5,000	796,855
PartnerRe Ltd. (d)	57,000	3,960,360
Platinum Underwriters Holdings Ltd.	139,925	4,470,604
Reinsurance Group of America, Inc.	2,900	165,532
RenaissanceRe Holdings Ltd.	26,695	1,368,920
Swiss Reinsurance Co. (Reg.)	7,976	680,619
Transatlantic Holdings, Inc.	6,262	413,918
		27,949,546
TOTAL INSURANCE		243,009,978
TOTAL COMMON STOCKS (Cost $189,747,314)		244,098,790
Money Market Funds - 11.6%

Fidelity Cash Central Fund, 5.35% (b)	85,514	85,514
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	28,316,950	28,316,950
TOTAL MONEY MARKET FUNDS (Cost $28,402,464)		28,402,464
TOTAL INVESTMENT PORTFOLIO - 111.6% (Cost $218,149,778)	272,501,254
NET OTHER ASSETS - (11.6)%	(28,250,233)
NET ASSETS - 100%	$ 244,251,021
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,866
Fidelity Securities Lending Cash Central Fund	44,071
Total	$ 115,937
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.5%
Bermuda	16.8%
Cayman Islands	5.9%
Others (individually less than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $27,799,206) - See accompanying schedule: Unaffiliated issuers (cost $189,747,314)	$ 244,098,790
Fidelity Central Funds (cost $28,402,464)	28,402,464
Total Investments (cost $218,149,778)		$ 272,501,254
Receivable for investments sold		611,801
Receivable for fund shares sold		609,493
Dividends receivable		284,696
Distributions receivable from Fidelity Central Funds		1,239
Prepaid expenses		781
Other receivables		3,794
Total assets		274,013,058

Liabilities
Payable for investments purchased	$ 290,399
Payable for fund shares redeemed	931,670
Accrued management fee	117,890
Other affiliated payables	65,459
Other payables and accrued expenses	39,669
Collateral on securities loaned, at value	28,316,950
Total liabilities		29,762,037

Net Assets		$ 244,251,021
Net Assets consist of:
Paid in capital		$ 186,058,538
Undistributed net investment income		326,407
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,514,456
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		54,351,620
Net Assets, for 3,520,305 shares outstanding		$ 244,251,021
Net Asset Value, offering price and redemption price per share ($244,251,021 ÷ 3,520,305 shares)		$ 69.38

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 3,197,891
Income from Fidelity Central Funds		115,937
Total income		3,313,828

Expenses
Management fee	$ 1,160,548
Transfer agent fees	654,361
Accounting and security lending fees	94,393
Custodian fees and expenses	17,060
Independent trustees' compensation	723
Registration fees	36,582
Audit	35,452
Legal	3,781
Interest	1,737
Miscellaneous	13,918
Total expenses before reductions	2,018,555
Expense reductions	(8,028)	2,010,527
Net investment income (loss)		1,303,301
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,082,269
Foreign currency transactions	2,092
Total net realized gain (loss)		16,084,361
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,360,686)
Assets and liabilities in foreign currencies	(346)
Total change in net unrealized appreciation (depreciation)		(2,361,032)
Net gain (loss)		13,723,329
Net increase (decrease) in net assets resulting from operations		$ 15,026,630

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,303,301	$ 2,044,551
Net realized gain (loss)	16,084,361	6,240,077
Change in net unrealized appreciation (depreciation)	(2,361,032)	15,534,827
Net increase (decrease) in net assets resulting from operations	15,026,630	23,819,455
Distributions to shareholders from net investment income	(1,139,050)	(1,925,489)
Distributions to shareholders from net realized gain	(13,198,155)	(4,025,157)
Total distributions	(14,337,205)	(5,950,646)
Share transactions Proceeds from sales of shares	142,013,492	160,969,117
Reinvestment of distributions	13,737,229	5,726,500
Cost of shares redeemed	(121,134,580)	(149,078,874)
Net increase (decrease) in net assets resulting from share transactions	34,616,141	17,616,743
Redemption fees	18,394	64,892
Total increase (decrease) in net assets	35,323,960	35,550,444

Net Assets
Beginning of period	208,927,061	173,376,617
End of period (including undistributed net investment income of $326,407 and undistributed net investment income of $356,778, respectively)	$ 244,251,021	$ 208,927,061
Other Information Shares
Sold	2,025,862	2,435,562
Issued in reinvestment of distributions	197,602	85,883
Redeemed	(1,743,525)	(2,270,942)
Net increase (decrease)	479,939	250,503

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 68.72	$ 62.15	$ 59.67	$ 41.06	$ 50.79
Income from Investment Operations
Net investment income (loss) C	.44	.70 F	.23	.08	.02
Net realized and unrealized gain (loss)	5.25	7.71	2.92	19.88	(8.14)
Total from investment operations	5.69	8.41	3.15	19.96	(8.12)
Distributions from net investment income	(.40)	(.60)	(.10)	(.08)	(.09)
Distributions from net realized gain	(4.64)	(1.26)	(.59)	(1.29)	(1.55)
Total distributions	(5.04)	(1.86)	(.69)	(1.37)	(1.64)
Redemption fees added to paid in capital C	.01	.02	.02	.02	.03
Net asset value, end of period	$ 69.38	$ 68.72	$ 62.15	$ 59.67	$ 41.06
Total Return A,B	8.33%	13.68%	5.35%	49.04%	(16.41)%
Ratios to Average Net Assets D,G
Expenses before reductions	.98%	1.03%	1.05%	1.24%	1.26%
Expenses net of fee waivers, if any	.98%	1.03%	1.05%	1.24%	1.26%
Expenses net of all reductions	.98%	1.02%	1.04%	1.23%	1.24%
Net investment income (loss)	.64%	1.08% F	.39%	.16%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 244,251	$ 208,927	$ 173,377	$ 151,875	$ 88,150
Portfolio turnover rate E	58%	44%	50%	59%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .50%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Select Home Finance, Financial Services, and Banking. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period each Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 each Fund eliminated the hourly NAV calculation. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Portfolio	$ 297,447,776	$ 74,710,595	$ (5,131,953)	$ 69,578,642
Brokerage and Investment Management Portfolio	1,236,897,765	186,087,728	(9,680,302)	176,407,426
Financial Services Portfolio	413,477,577	142,618,636	(2,284,031)	140,334,605
Home Finance Portfolio	243,005,147	50,798,716	(7,707,346)	43,091,370
Insurance Portfolio	218,892,182	55,801,839	(2,192,767)	53,609,072
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Banking Portfolio	$ 1,198,524	$ 8,757,243
Brokerage and Investment Management Portfolio	2,701,443	33,237,318
Financial Services Portfolio	1,868,683	3,988,061
Home Finance Portfolio	780,681	5,413,133
Insurance Portfolio	13,781	179,722

The tax character of distributions paid was as follows:

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 6,850,404	$ 51,988,884	$ 58,839,288
Brokerage and Investment Management Portfolio	55,153,012	88,650,450	143,803,462
Financial Services Portfolio	6,374,392	54,896,250	61,270,642
Home Finance Portfolio	4,052,900	32,100,974	36,153,874
Insurance Portfolio	1,139,050	13,198,155	14,337,205

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 28, 2006
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 7,062,913	$ 32,253,480	$ 39,316,393
Brokerage and Investment Management Portfolio	6,267,935	45,444,492	51,712,427
Financial Services Portfolio	6,776,322	33,763,028	40,539,350
Home Finance Portfolio	5,380,189	37,238,765	42,618,954
Insurance Portfolio	1,925,489	4,025,157	5,950,646

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	400,036,478	417,156,445
Brokerage and Investment Management Portfolio	1,346,373,121	1,381,400,543
Financial Services Portfolio	282,326,757	279,276,975
Home Finance Portfolio	140,496,839	196,117,956
Insurance Portfolio	140,833,148	118,605,609

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.57%
Financial Services Portfolio	.30%	.26%	.57%
Home Finance Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.57%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.27%
Brokerage and Investment Management Portfolio	.26%
Financial Services Portfolio	.29%
Home Finance Portfolio	.29%
Insurance Portfolio	.32%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Funds to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Banking Portfolio	$ 2,010
Brokerage and Investment Management Portfolio	8,348
Financial Services Portfolio	2,033
Home Finance Portfolio	2,213
Insurance Portfolio	1,328

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 1,286
Brokerage and Investment Management Portfolio	4,553
Financial Services Portfolio	1,306
Home Finance Portfolio	1,128
Insurance Portfolio	1,990

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$ 7,991,879	5.10%	$ 37,395
Home Finance Portfolio	Borrower	9,896,000	4.65%	1,277
Insurance Portfolio	Borrower	5,805,000	5.38%	1,737

Annual Report

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Banking Portfolio	$ 999
Brokerage and Investment Management Portfolio	2,880
Financial Services Portfolio	1,324
Home Finance Portfolio	751
Insurance Portfolio	532

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to:

Banking Portfolio	$ 61,673
Brokerage and Investment Management Portfolio	830,530
Financial Services Portfolio	71,542
Home Finance Portfolio	61,034
Insurance Portfolio	44,071

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Brokerage and Investment Management Portfolio	$ 4,020,000	5.30%

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Banking Portfolio	$ 46,090	$ 789	$ 3,820
Brokerage and Investment Management Portfolio	125,286	-	8,587
Financial Services Portfolio	31,722	-	12,804
Home Finance Portfolio	2,022	584	3,819
Insurance Portfolio	3,594	-	1,386

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005- present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Select Banking	04/16/07	04/13/07	$.12	$.88
Select Brokerage and Investment Management	04/16/07	04/13/07	$.15	$2.19
Select Financial Services	04/16/07	04/13/07	$.25	$1.08
Select Home Finance	04/16/07	04/13/07	$.16	$1.07
Select Insurance	04/16/07	04/13/07	$.01	$.05

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Select Banking	$ 60,618,196
Select Brokerage and Investment Management	$113,400,147
Select Financial Services	$ 45,294,296
Select Home Finance	$ 35,969,544
Select Insurance	$ 15,418,788

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Select Banking
April, 2006	100%
December 2006	100%
Select Brokerage and Investment Management
April, 2006	21%
December 2006	33%
Select Financial Services
April, 2006	100%
December 2006	100%
Select Home Finance
April, 2006	100%
December 2006	100%
Select Insurance
April, 2006	100%
December, 2006	100%

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Select Banking
April, 2006	100%
December 2006	100%
Select Brokerage and Investment Management
April, 2006	21%
December 2006	48%
Select Financial Services
April, 2006	100%
December 2006	100%
Select Home Finance
April, 2006	100%
December 2006	100%
Select Insurance
April, 2006	100%
December, 2006	100%

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
PROPOSAL 9A & 10A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
Banking Portfolio
	# of Votes	% of Votes
Affirmative	169,347,655.70	78.441
Against	15,304,588.89	7.089
Abstain	9,861,771.47	4.568
Broker Non-Votes	21,378,320.82	9.902
TOTAL	215,892,336.88	100.000
Home Finance Portfolio
	# of Votes	% of Votes
Affirmative	124,571,494.04	80.299
Against	8,458,103.51	5.452
Abstain	6,962,928.43	4.488
Broker Non-Votes	15,142,939.20	9.761
TOTAL	155,135,465.18	100.000
PROPOSAL 9B & 10B
To modify the fund's investment concentration policy.
Banking Portfolio
	# of Votes	% of Votes
Affirmative	169,194,304.87	78.370
Against	15,339,699.77	7.105
Abstain	9,980,011.42	4.623
Broker Non-Votes	21,378,320.82	9.902
TOTAL	215,892,336.88	100.000
Home Finance Portfolio
	# of Votes	% of Votes
Affirmative	124,140,803.97	80.021
Against	8,317,343.44	5.361
Abstain	7,534.378.57	4.857
Broker Non-Votes	15,142,939.20	9.761
TOTAL	155,135,465.18	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SELFIN-UANN-0407
1.813662.102

Fidelity®

Select Portfolios®

Information Technology Sector

Select Communications Equipment Portfolio (formerly Developing Communications Portfolio)

Select Computers Portfolio

Select Electronics Portfolio

Select IT Services Portfolio (formerly Business Services and Outsourcing Portfolio)

Select Networking and Infrastructure Portfolio

Select Software and Computer Services Portfolio

Select Technology Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Information Technology Sector
Communications Equipment	<Click Here>
Computers	<Click Here>
Electronics	<Click Here>
IT Services	<Click Here>
Networking and Infrastructure	<Click Here>
Software and Computer Services	<Click Here>
Technology	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Information Technology Sector are described in detail below.

Communications Equipment (formerly Developing Communications)

Shareholders approved modifying the fund's policies so that it invests primarily in companies engaged in the development, manufacture or sale of communications equipment, rather than communications services companies. The fund is now benchmarked to the MSCI US Investable Market Communications Equipment Index.

Computers

The fund is now benchmarked to the MSCI US Investable Market Computers & Peripherals Index.

Electronics

The fund is now benchmarked to the MSCI US Investable Market Semiconductors & Semiconductor Equipment Index.

IT Services (formerly Business Services and Outsourcing)

Shareholders approved narrowing the fund's focus so that it invests primarily in companies engaged in providing information technology services. Information technology services, or IT services, involve the development and maintenance of telephone, computer or data networks for businesses and other organizations. The fund is now benchmarked to the MSCI US Investable Market IT Services Index.

Networking and Infrastructure

The fund is now benchmarked to the MSCI US Investable Market Information Technology Index.

Software and Computer Services

The fund is now benchmarked to the MSCI US Investable Market Software & Services Index.

Technology

The fund is now benchmarked to the MSCI US Investable Market Information Technology Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Communications Equipment Portfolio
Actual	$ 1,000.00	$ 1,053.10	$ 5.09**
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01**
Computers Portfolio
Actual	$ 1,000.00	$ 1,111.10	$ 5.23**
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01**
Electronics Portfolio
Actual	$ 1,000.00	$ 1,088.40	$ 4.66
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51
IT Services Portfolio
Actual	$ 1,000.00	$ 1,121.40	$ 6.05
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Networking and Infrastructure Portfolio
Actual	$ 1,000.00	$ 1,101.80	$ 5.63**
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41**
Software and Computer Services Portfolio
Actual	$ 1,000.00	$ 1,129.80	$ 4.75
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51
Technology Portfolio
Actual	$ 1,000.00	$ 1,125.70	$ 4.95
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

Annual Report

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Communications Equipment Portfolio	1.00%**
Computers Portfolio	1.00%**
Electronics Portfolio	.90%
IT Services Portfolio	1.15%
Networking and Infrastructure Portfolio	1.08%**
Software and Computer Services Portfolio	.90%
Technology Portfolio	.94%

**If fees, effective January 1, 2007 had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Communications Equipment Portfolio	.93%
Actual		$ 4.73
HypotheticalA		$ 4.66
Computers Portfolio	.93%
Actual		$ 4.87
HypotheticalA		$ 4.66
Networking and Infrastructure Portfolio	.99%
Actual		$ 5.16
HypotheticalA		$ 4.96

A 5% return per year before expenses

Annual Report

Select Communications Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Communications Equipment Portfolio	-4.75%	6.62%	7.82%

Prior to October 1, 2006, Select Communications Equipment Portfolio was named Select Developing Communications Portfolio and operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Communications Equipment Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Communications Equipment Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Select Communications Equipment Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned -4.75%, falling short of the 2.15% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Communications Equipment Index and also trailing the 2.31% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. For the first seven months of the review period, the fund trailed the Goldman Sachs index primarily due to unfavorable stock selection in the former's core industry of communications equipment, where it had a huge overweighting. A sizable underweighting in systems software also limited our return, as did stock picking in that group. Additionally, performance suffered due to unrewarding picks in the computer hardware group, as well as a lighter-than-benchmark exposure there. Not owning major index component Oracle, an enterprise software provider, worked against the fund, as the stock registered a strong gain during the period. Another detractor, Comverse Technology, was one of a number of technology stocks that declined due to questions about options pricing policies. On the other hand, the fund's performance benefited from effective stock and market selection in Internet software and services, where a relatively large stake in targeted advertising provider Google added value. That said, I sold Google and nailed down profits due to my concerns about the stock's valuation getting too rich. Overweighting the wireless telecommunication services group helped as well. Versus the MSCI index during the final five months, the fund slightly trailed, with lackluster stock selection in communications equipment having the most negative impact. For example, underweighting networking equipment maker Cisco Systems hurt fund performance, as it accounted for an average weighting of more than 41% of the MSCI index and turned in a modest double-digit gain. Wireless communications equipment maker Powerwave Technologies also held back our results. Conversely, stock picking in semiconductors provided a boost to performance. Among individual holdings, Canada's Research In Motion aided our results. A successful launch of the company's new handheld messaging device, the Pearl, boosted its stock.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned -0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Communications Equipment Index, which returned 2.67% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 2.31%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Communications Equipment Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	21.0	7.6
Corning, Inc.	8.4	8.7
Motorola, Inc.	7.2	4.6
Research In Motion Ltd.	6.7	1.5
Comverse Technology, Inc.	5.7	5.3
Cisco Systems, Inc.	4.0	0.0
Powerwave Technologies, Inc.	3.5	5.3
F5 Networks, Inc.	3.1	2.3
Sonus Networks, Inc.	2.7	1.3
Juniper Networks, Inc.	2.5	2.4
	64.8

Annual Report

Select Communications Equipment Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Diversified Commercial & Professional Services - 1.2%
Tele Atlas NV (a)	175,600	$ 3,676,256
COMMUNICATIONS EQUIPMENT - 79.5%
Communications Equipment - 79.5%
Acme Packet, Inc.	2,500	41,525
ADC Telecommunications, Inc. (a)(d)	138,079	2,267,257
Adtran, Inc.	110,600	2,547,118
ADVA AG Optical Networking (a)	246,763	2,841,018
Alcatel-Lucent SA sponsored ADR (d)	252,100	3,234,443
AudioCodes Ltd. (a)	445,190	4,340,603
Bookham, Inc. (a)	630,628	1,652,245
Carrier Access Corp. (a)	96,900	479,655
Ceragon Networks Ltd. (a)	4,100	23,042
Ciena Corp. (a)	169,292	5,327,619
Cisco Systems, Inc. (a)	491,000	12,736,540
Comtech Group, Inc. (a)(d)	365,900	5,433,615
Comverse Technology, Inc. (a)	833,810	18,327,144
Corning, Inc. (a)	1,315,900	27,147,017
ECI Telecom Ltd. (a)	185,300	1,486,106
F5 Networks, Inc. (a)(d)	139,800	10,152,276
Foundry Networks, Inc. (a)	215,500	3,146,300
Foxconn International Holdings Ltd. (a)	80,000	211,441
Harris Stratex Networks, Inc. (a)	103,975	2,121,090
Ixia (a)	110,837	1,221,424
JDS Uniphase Corp. (a)(d)	151,050	2,448,521
Juniper Networks, Inc. (a)	424,859	8,034,084
Motorola, Inc.	1,247,500	23,103,700
Nortel Networks Corp. (a)	23,220	696,074
Opnext, Inc.	15,900	267,915
Optium Corp.	900	20,709
Orckit Communications Ltd. (a)	137,900	1,458,982
Polycom, Inc. (a)	44,200	1,409,980
Powerwave Technologies, Inc. (a)(d)	2,105,000	11,198,600
QUALCOMM, Inc.	1,679,800	67,662,345
Research In Motion Ltd. (a)	153,300	21,555,514
Riverbed Technology, Inc.	21,100	671,613
Riverstone Networks, Inc. (a)	1,129,500	11
Sonus Networks, Inc. (a)	1,151,696	8,856,542
Symmetricom, Inc. (a)	262,355	2,219,523
Tekelec (a)	127,600	1,589,896
		255,931,487
COMPUTERS & PERIPHERALS - 1.5%
Computer Hardware - 1.3%
Compal Electronics, Inc.	247,627	212,827
Concurrent Computer Corp. (a)	2,481,578	3,920,893
NEC Corp. sponsored ADR	700	3,682
		4,137,402

	Shares	Value
Computer Storage & Peripherals - 0.2%
SanDisk Corp. (a)	21,993	$ 800,985
TOTAL COMPUTERS & PERIPHERALS		4,938,387
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Alternative Carriers - 0.5%
Level 3 Communications, Inc. (a)	223,600	1,469,052
Integrated Telecommunication Services - 0.0%
Embarq Corp.	1,035	57,287
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,526,339
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Energy Conversion Devices, Inc. (a)(d)	14,600	439,460
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
Electronic Equipment & Instruments - 0.6%
Chi Mei Optoelectronics Corp.	415,617	409,552
HannStar Display Corp. (a)	2,368,000	392,502
Nippon Electric Glass Co. Ltd.	48,000	1,166,557
		1,968,611
Electronic Manufacturing Services - 1.0%
Flextronics International Ltd. (a)	226,700	2,477,831
Trimble Navigation Ltd.	27,000	714,420
		3,192,251
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		5,160,862
INTERNET SOFTWARE & SERVICES - 2.2%
Internet Software & Services - 2.2%
DivX, Inc.	400	8,228
Openwave Systems, Inc. (a)(d)	535,919	4,373,099
RADVision Ltd. (a)	112,250	2,524,503
		6,905,830
IT SERVICES - 0.0%
IT Consulting & Other Services - 0.0%
Isilon Systems, Inc.	500	9,735
MEDIA - 0.0%
Publishing - 0.0%
Gemstar-TV Guide International, Inc. (a)	10,223	41,403
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.0%
Semiconductor Equipment - 0.3%
EMCORE Corp. (a)(d)	215,400	964,992
Semiconductors - 5.7%
Actel Corp. (a)	19,449	325,576
Advanced Analogic Technologies, Inc. (a)	215,700	1,399,893
AMIS Holdings, Inc. (a)	226,200	2,562,846
Applied Micro Circuits Corp. (a)	426,568	1,650,818
Broadcom Corp. Class A (a)	40,100	1,367,009
Conexant Systems, Inc. (a)	432,400	860,476
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
CSR PLC (a)	69,800	$ 988,600
Exar Corp. (a)	6,701	90,128
Ikanos Communications, Inc. (a)	1,700	15,334
Intersil Corp. Class A	73,700	1,949,365
Marvell Technology Group Ltd. (a)	45,200	927,504
Microtune, Inc. (a)	258,100	1,143,383
Mindspeed Technologies, Inc. (a)(d)	440,463	1,070,325
MIPS Technologies, Inc. (a)	48,602	452,971
Pericom Semiconductor Corp. (a)	58,100	587,972
Pixelplus Co. Ltd. sponsored ADR (a)	123,700	179,365
PLX Technology, Inc. (a)	48,400	485,452
PMC-Sierra, Inc. (a)	1,200	8,100
Sigma Designs, Inc. (a)	64,927	1,830,292
SiRF Technology Holdings, Inc. (a)	7,600	217,284
Transmeta Corp. (a)	236,700	170,424
Vimicro International Corp. sponsored ADR (a)	19,139	131,868
		18,414,985
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		19,379,977
SOFTWARE - 4.6%
Application Software - 2.4%
ECtel Ltd. (a)	2,790	13,978
NAVTEQ Corp. (a)	71,600	2,288,336
Ulticom, Inc. (a)	618,378	5,379,889
		7,682,203
Home Entertainment Software - 0.6%
Ubisoft Entertainment SA (a)	44,000	1,938,972
Systems Software - 1.6%
Allot Communications Ltd.	9,500	91,770
Sandvine Corp.	1,828,700	4,167,066
Wind River Systems, Inc. (a)	95,400	992,160
		5,250,996
TOTAL SOFTWARE		14,872,171
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
Wireless Telecommunication Services - 1.9%
MTN Group Ltd.	148,900	1,812,588

	Shares	Value
NII Holdings, Inc. (a)	9,900	$ 701,316
Philippine Long Distance Telephone Co. sponsored ADR	31,200	1,528,800
Vimpel Communications sponsored ADR (a)	27,300	2,196,558
		6,239,262
TOTAL COMMON STOCKS (Cost $350,127,936)		319,121,169
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $700,000)	$ 700,000	691,810
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 5.35% (b)	3,013,482	3,013,482
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	22,070,741	22,070,741
TOTAL MONEY MARKET FUNDS (Cost $25,084,223)		25,084,223
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $375,912,159)		344,897,202
NET OTHER ASSETS - (7.1)%		(22,930,101)
NET ASSETS - 100%		$ 321,967,101
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 166,398
Fidelity Securities Lending Cash Central Fund	215,146
Total	$ 381,544
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.1%
Canada	8.2%
Israel	3.0%
France	1.6%
Netherlands	1.2%
Others (individually less than 1%)	4.9%
100.0%
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $1,220,948,544 of which $865,500,593 and $355,447,951 will expire on February 28, 2010 and 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2008 approximately $6,378,000 of losses recognized during the period November 1, 2006 to February 28, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $21,359,633) - See accompanying schedule: Unaffiliated issuers (cost $350,827,936)	$ 319,812,979
Fidelity Central Funds (cost $25,084,223)	25,084,223
Total Investments (cost $375,912,159)		$ 344,897,202
Foreign currency held at value (cost $12)		12
Receivable for investments sold		748
Receivable for fund shares sold		361,250
Dividends receivable		201,576
Interest receivable		578
Distributions receivable from Fidelity Central Funds		4,349
Prepaid expenses		1,892
Other receivables		7,161
Total assets		345,474,768

Liabilities
Payable for fund shares redeemed	$ 1,124,243
Accrued management fee	154,040
Other affiliated payables	95,328
Other payables and accrued expenses	63,315
Collateral on securities loaned, at value	22,070,741
Total liabilities		23,507,667

Net Assets		$ 321,967,101
Net Assets consist of:
Paid in capital		$ 1,582,839,972
Accumulated net investment loss		(612)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,229,857,302)
Net unrealized appreciation (depreciation) on investments		(31,014,957)
Net Assets, for 15,596,390 shares outstanding		$ 321,967,101
Net Asset Value, offering price and redemption price per share ($321,967,101 ÷ 15,596,390 shares)		$ 20.64

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 1,147,332
Interest		1,607
Income from Fidelity Central Funds (including $215,146 from security lending)		381,544
Total income		1,530,483

Expenses
Management fee	$ 2,285,926
Transfer agent fees	1,458,137
Accounting and security lending fees	188,410
Custodian fees and expenses	46,763
Independent trustees' compensation	1,546
Registration fees	27,982
Audit	37,177
Legal	8,196
Interest	7,382
Miscellaneous	38,103
Total expenses before reductions	4,099,622
Expense reductions	(29,187)	4,070,435
Net investment income (loss)		(2,539,952)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,982,264
Foreign currency transactions	(6,253)
Total net realized gain (loss)		13,976,011
Change in net unrealized appreciation (depreciation) on investment securities		(37,736,850)
Net gain (loss)		(23,760,839)
Net increase (decrease) in net assets resulting from operations		$ (26,300,791)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Communications Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,539,952)	$ (2,247,890)
Net realized gain (loss)	13,976,011	28,080,137
Change in net unrealized appreciation (depreciation)	(37,736,850)	65,837,387
Net increase (decrease) in net assets resulting from operations	(26,300,791)	91,669,634
Share transactions Proceeds from sales of shares	126,757,651	135,493,900
Cost of shares redeemed	(258,665,244)	(258,336,137)
Net increase (decrease) in net assets resulting from share transactions	(131,907,593)	(122,842,237)
Redemption fees	48,675	89,299
Total increase (decrease) in net assets	(158,159,709)	(31,083,304)

Net Assets
Beginning of period	480,126,810	511,210,114
End of period (including accumulated net investment loss of $612 and accumulated net investment loss of $789, respectively)	$ 321,967,101	$ 480,126,810
Other Information Shares
Sold	5,979,086	6,969,732
Redeemed	(12,536,844)	(13,742,323)
Net increase (decrease)	(6,557,758)	(6,772,591)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.67	$ 17.67	$ 20.25	$ 10.03	$ 14.98
Income from Investment Operations
Net investment income (loss) C	(.13)	(.09)	(.11)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.90)	4.09	(2.48)	10.34	(4.85)
Total from investment operations	(1.03)	4.00	(2.59)	10.21	(4.95)
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 20.64	$ 21.67	$ 17.67	$ 20.25	$ 10.03
Total Return A, B	(4.75)%	22.64%	(12.74)%	101.89%	(33.04)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.06%	1.07%	1.37%	1.76%
Expenses net of fee waivers, if any	1.01%	1.06%	1.07%	1.37%	1.76%
Expenses net of all reductions	1.00%	.94%	.89%	1.23%	1.58%
Net investment income (loss)	(.63)%	(.48)%	(.64)%	(.87)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 321,967	$ 480,127	$ 511,210	$ 940,061	$ 319,521
Portfolio turnover rate E	122%	167%	226%	205%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Computers Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Computers Portfolio	4.63%	3.72%	6.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Computers Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Computers Portfolio

Management's Discussion of Fund Performance

Comments from Heather Lawrence, Portfolio Manager of Fidelity® Select Computers Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the year, the fund was up 4.63%, compared with a gain of 10.06% for its new benchmark, the Morgan Stanley Capital International (MSCI®) US Investable Market Computers & Peripherals Index, and an advance of 8.84% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI index mentioned above, which the fund was compared with during the period's final five months1. For the same 12-month period, the fund underperformed the S&P 500 index. During the first seven months of the review period, a time when rising interest rates and slowing economic activity put pressure on computer-related stocks, the fund fell short of the Goldman Sachs index mainly due to unfavorable stock selection in the weak semiconductor group, as well as a large underweighting in systems software. Among semiconductor stocks, Marvell Technology detracted as investor sentiment soured in response to a proposed acqusition. Not owning positions in systems software giants Oracle and Microsoft, or in communications equipment manufacturer Motorola, also hurt. Conversely, performance was helped by being underexposed to Internet software and services stocks such as eBay, overexposed to such strong performing computer hardware stocks as Hewlett-Packard, and by choosing not to own struggling communications equipment maker QUALCOMM during this period. A modest stake in cash also helped. The outlook for tech stocks started to improve during the final five months of the period, which lifted the fund's absolute return, albeit still coming in a bit below the new MSCI index. Although I'd added to its hardware exposure during the period, the fund was underweighted there on average, which, along with some unfavorable stock picks in that segment and others, dragged on performance versus the index. Among notable detractors were large index components Hewlett-Packard and IBM, the latter of which hurt because I had underweighted it. Another laggard was non-index holding Spansion, a maker of flash memory, whose turnaround simply didn't materialize as expected, and I eliminated the position. On the upside, the fund's absolute and relative returns were driven largely by some favorable stock picks, including consumer electronics giant Sony and large index-component hardware names such as Sun Microsystems and Apple.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned -0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Computers & Peripherals Index, which returned 9.22% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 8.84%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Computers Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hewlett-Packard Co.	15.3	7.6
Sun Microsystems, Inc.	14.5	2.9
Apple, Inc.	11.1	7.6
International Business Machines Corp.	9.0	5.0
EMC Corp.	5.1	4.3
Dell, Inc.	4.5	2.1
Seagate Technology	4.0	0.2
Network Appliance, Inc.	3.5	2.9
NCR Corp.	2.1	0.9
Cognizant Technology Solutions Corp. Class A	2.0	0.3
	71.1

Annual Report

Select Computers Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 85.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
QUALCOMM, Inc.	45,000	$ 1,812,600
COMPUTERS & PERIPHERALS - 77.3%
Computer Hardware - 57.8%
Apple, Inc. (a)(d)	602,500	50,977,525
Dell, Inc. (a)(d)	910,700	20,809,495
Diebold, Inc.	75,100	3,557,487
Gateway, Inc. (a)	440,500	911,835
Hewlett-Packard Co. (d)	1,793,200	70,616,216
International Business Machines Corp. (d)	447,300	41,603,373
NCR Corp. (a)	206,900	9,558,780
Sun Microsystems, Inc. (a)	10,912,500	66,893,625
Wistron Corp.	880,828	1,198,306
		266,126,642
Computer Storage & Peripherals - 19.5%
Brocade Communications Systems, Inc. (a)	402,000	3,622,020
Electronics for Imaging, Inc. (a)	142,800	3,258,696
EMC Corp. (a)	1,680,700	23,445,765
Hutchinson Technology, Inc. (a)	23,500	531,570
InnoLux Display Corp.	1,191,000	3,294,084
Komag, Inc. (a)	15,300	520,047
Lexmark International, Inc. Class A (a)	17,900	1,084,024
Network Appliance, Inc. (a)	418,000	16,164,060
QLogic Corp.	406,000	7,141,540
Quantum Corp. (a)	374,600	925,262
SanDisk Corp. (a)(d)	198,600	7,233,012
Seagate Technology	687,400	18,491,060
Synaptics, Inc. (a)	17,400	426,996
Western Digital Corp. (a)	207,700	3,981,609
		90,119,745
TOTAL COMPUTERS & PERIPHERALS		356,246,387
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Electronic Equipment & Instruments - 0.6%
AU Optronics Corp.	1,991,000	2,801,637
HOUSEHOLD DURABLES - 1.3%
Consumer Electronics - 1.3%
Sony Corp. (d)	112,900	5,845,962
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
SonicWALL, Inc. (a)	149,600	1,304,512
IT SERVICES - 2.7%
Data Processing & Outsourced Services - 0.3%
Syntel, Inc.	35,062	1,258,025
IT Consulting & Other Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	103,400	9,326,680

	Shares	Value
Infosys Technologies Ltd. sponsored ADR	18,600	$ 1,009,236
Sapient Corp. (a)	113,000	705,120
		11,041,036
TOTAL IT SERVICES		12,299,061
MACHINERY - 1.2%
Industrial Machinery - 1.2%
Shin Zu Shing Co. Ltd.	970,000	5,547,600
OFFICE ELECTRONICS - 0.4%
Office Electronics - 0.4%
Canon, Inc.	32,000	1,730,240
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Semiconductors - 0.9%
Broadcom Corp. Class A (a)	53,900	1,837,451
Marvell Technology Group Ltd. (a)	127,600	2,618,352
		4,455,803
SOFTWARE - 0.6%
Application Software - 0.6%
Hyperion Solutions Corp. (a)	47,300	2,026,332
Intuit, Inc. (a)	23,800	702,338
		2,728,670
TOTAL COMMON STOCKS (Cost $385,878,347)		394,772,472
Money Market Funds - 15.5%

Fidelity Cash Central Fund, 5.35% (b)	11,099,622	11,099,622
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	59,994,325	59,994,325
TOTAL MONEY MARKET FUNDS (Cost $71,093,947)		71,093,947
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $456,972,294)		465,866,419
NET OTHER ASSETS - (1.2)%		(5,334,454)
NET ASSETS - 100%		$ 460,531,965
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,262,923
Fidelity Securities Lending Cash Central Fund	137,233
Total	$ 1,400,156
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $769,357,814 of which $517,577,615 and $251,780,199 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $58,486,805) - See accompanying schedule: Unaffiliated issuers (cost $385,878,347)	$ 394,772,472
Fidelity Central Funds (cost $71,093,947)	71,093,947
Total Investments (cost $456,972,294)		$ 465,866,419
Foreign currency held at value (cost $4,432,852)		4,432,583
Receivable for investments sold		58,731,635
Receivable for fund shares sold		451,998
Dividends receivable		189,600
Distributions receivable from Fidelity Central Funds		167,076
Prepaid expenses		1,708
Other receivables		24,027
Total assets		529,865,046

Liabilities
Payable to custodian bank	$ 4,435,190
Payable for fund shares redeemed	4,404,905
Accrued management fee	261,996
Other affiliated payables	162,394
Other payables and accrued expenses	74,271
Collateral on securities loaned, at value	59,994,325
Total liabilities		69,333,081

Net Assets		$ 460,531,965
Net Assets consist of:
Paid in capital		$ 1,225,256,317
Accumulated net investment loss		(689)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(773,618,743)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,895,080
Net Assets, for 11,721,419 shares outstanding		$ 460,531,965
Net Asset Value, offering price and redemption price per share ($460,531,965 ÷ 11,721,419 shares)		$ 39.29

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 2,026,525
Interest		12,306
Income from Fidelity Central Funds (including $137,233 from security lending)		1,400,156
Total income		3,438,987

Expenses
Management fee	$ 2,719,349
Transfer agent fees	1,700,194
Accounting and security lending fees	220,740
Custodian fees and expenses	68,554
Independent trustees' compensation	1,764
Registration fees	59,092
Audit	39,918
Legal	19,802
Interest	4,659
Miscellaneous	42,730
Total expenses before reductions	4,876,802
Expense reductions	(77,594)	4,799,208
Net investment income (loss)		(1,360,221)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,354,364
Foreign currency transactions	(65,451)
Total net realized gain (loss)		30,288,913
Change in net unrealized appreciation (depreciation) on: Investment securities	(13,395,002)
Assets and liabilities in foreign currencies	(4,778)
Total change in net unrealized appreciation (depreciation)		(13,399,780)
Net gain (loss)		16,889,133
Net increase (decrease) in net assets resulting from operations		$ 15,528,912

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,360,221)	$ (3,248,250)
Net realized gain (loss)	30,288,913	47,860,490
Change in net unrealized appreciation (depreciation)	(13,399,780)	(1,330,783)
Net increase (decrease) in net assets resulting from operations	15,528,912	43,281,457
Share transactions Proceeds from sales of shares	239,589,680	56,362,094
Cost of shares redeemed	(326,372,795)	(235,793,382)
Net increase (decrease) in net assets resulting from share transactions	(86,783,115)	(179,431,288)
Redemption fees	79,006	55,832
Total increase (decrease) in net assets	(71,175,197)	(136,093,999)

Net Assets
Beginning of period	531,707,162	667,801,161
End of period (including accumulated net investment loss of $689 and accumulated net investment loss of $884, respectively)	$ 460,531,965	$ 531,707,162
Other Information Shares
Sold	5,986,150	1,603,028
Redeemed	(8,425,910)	(6,713,561)
Net increase (decrease)	(2,439,760)	(5,110,533)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 34.65	$ 37.50	$ 22.36	$ 32.73
Income from Investment Operations
Net investment income (loss) C	(.10)	(.20)	(.21) F	(.27)	(.25)
Net realized and unrealized gain (loss)	1.83	3.10	(2.64)	15.40	(10.12)
Total from investment operations	1.73	2.90	(2.85)	15.13	(10.37)
Redemption fees added to paid in capital C	.01	- I	- I	.01	- I
Net asset value, end of period	$ 39.29	$ 37.55	$ 34.65	$ 37.50	$ 22.36
Total Return A, B	4.63%	8.37%	(7.60)%	67.71%	(31.68)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.02%	1.04%	1.05%	1.23%	1.40%
Expenses net of fee waivers, if any	1.02%	1.04%	1.05%	1.23%	1.40%
Expenses net of all reductions	1.00%	.98%	.98%	1.16%	1.31%
Net investment income (loss)	(.28)%	(.56)%	(.63)% F	(.85)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 460,532	$ 531,707	$ 667,801	$ 999,708	$ 572,488
Portfolio turnover rate E	214%	112%	100%	138%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Electronics Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Electronics Portfolio	-0.92%	0.85%	8.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Electronics Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Electronics Portfolio

Management's Discussion of Fund Performance

Comments from James Morrow, who managed Fidelity® Select Electronics Portfolio for most of the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned -0.92%, outpacing the -4.01% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Semiconductors & Semiconductor Equipment Index but trailing the 2.13% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund underperformed the S&P 500. For the first seven months of the review period, the fund significantly trailed the Goldman Sachs index primarily due to unfavorable stock selection and a sizable overweighting in semiconductors. Not owning any systems software stocks hurt as well, as did my picks in electrical components and equipment and in technology distributors. Offsetting these negative factors to some degree were rewarding picks in electronic manufacturing services and an underweighting in Internet software and services. Individual detractors versus the Goldman Sachs index included two semiconductor stocks - Marvell Technology Group and Maxim Integrated Products - that were hurt by an inventory correction and by questions about options backdating. Not owning two major index components that performed well, systems software provider Oracle and network equipment maker Cisco Systems, further limited our results. On the positive side, avoiding two major index components that performed poorly - wireless chip manufacturer QUALCOMM and Internet auctioneer eBay - boosted the fund's relative performance. A position in Taiwan-based electronics contract manufacturer Hon Hai Precision Industry also was beneficial. During the final five months of the period, the fund beat the MSCI index by a wide margin, aided by stock selection in semiconductors, technology distributors, electronic manufacturing services, and electrical components and equipment. The stock price of electronic parts distributor Arrow Electronics - the fund's third-largest holding at period end - experienced a nice rebound. Avnet - another technology distributor - boosted performance as well. Underweighting Advanced Micro Devices and not owning Micron Technology - two semiconductor stocks in the index - further aided our results. Intel, by far the fund's largest holding at period end, detracted from absolute performance but helped our results versus the MSCI index. Conversely, Israeli chip stock Saifun Semiconductors was the largest detractor versus the MSCI index. The loss of a key customer and disappointing revenue numbers more than halved the stock's price. Vimicro International - a Chinese chip maker incorporated in the Cayman Islands - also hurt performance.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned -0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Semiconductors & Semiconductor Equipment Index, which returned 2.49% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 2.13%.

Note to shareholders: Christopher Lee and Paul Jackson became co-managers of the fund on February 1, 2007, replacing James Morrow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Electronics Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	14.2	5.7
Maxim Integrated Products, Inc.	6.1	5.1
Arrow Electronics, Inc.	5.6	3.4
Analog Devices, Inc.	5.1	4.4
National Semiconductor Corp.	5.0	6.2
Marvell Technology Group Ltd.	4.9	4.0
Applied Materials, Inc.	4.8	5.9
Broadcom Corp. Class A	3.9	4.3
Texas Instruments, Inc.	3.8	2.1
Linear Technology Corp.	3.6	3.2
	57.0

Annual Report

Select Electronics Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
Nitto Denko Corp.	100,000	$ 5,078,924
Tokuyama Corp.	533,000	9,195,077
Wacker Chemie AG	39,300	5,980,880
		20,254,881
COMMUNICATIONS EQUIPMENT - 1.3%
Communications Equipment - 1.3%
Alcatel-Lucent SA sponsored ADR	675,800	8,670,514
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)	57,700	520,454
Nokia Corp. sponsored ADR	393,000	8,579,190
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	206,763	7,393,845
		25,164,003
COMPUTERS & PERIPHERALS - 0.5%
Computer Storage & Peripherals - 0.5%
Phison Electronics Corp.	392,000	3,100,828
SanDisk Corp. (a)	125,000	4,552,500
SimpleTech, Inc. (a)	198,562	1,711,604
		9,364,932
ELECTRICAL EQUIPMENT - 1.2%
Electrical Components & Equipment - 1.2%
Evergreen Solar, Inc. (a)(d)	2,300,000	22,770,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 13.6%
Electronic Equipment & Instruments - 3.3%
AU Optronics Corp. sponsored ADR (d)	500,000	7,075,000
LG.Philips LCD Co. Ltd. sponsored ADR (a)(d)	1,250,000	20,200,000
Motech Industries, Inc.	1,525,526	22,240,800
Nidec Corp.	107,400	6,987,508
Photon Dynamics, Inc. (a)	450,000	5,310,000
Vishay Intertechnology, Inc. (a)	250,000	3,562,500
		65,375,808
Electronic Manufacturing Services - 2.0%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,750,000	25,199,316
Jabil Circuit, Inc.	500,000	13,360,000
		38,559,316
Technology Distributors - 8.3%
Arrow Electronics, Inc. (a)(d)	2,818,400	108,001,088
Avnet, Inc. (a)(d)	1,300,014	47,541,512
Wolfson Microelectronics PLC (a)	1,000,000	5,863,734
		161,406,334
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		265,341,458
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 80.9%
Semiconductor Equipment - 17.1%
Applied Materials, Inc. (d)	5,000,000	92,850,000

	Shares	Value
Cymer, Inc. (a)	400,000	$ 16,624,000
Entegris, Inc. (a)	1,000,000	11,140,000
FormFactor, Inc. (a)	500,000	21,375,000
KLA-Tencor Corp. (d)	1,250,000	64,675,000
Lam Research Corp. (a)	900,000	40,194,000
MEMC Electronic Materials, Inc. (a)	865,500	44,633,835
Tessera Technologies, Inc. (a)	250,000	10,105,000
Varian Semiconductor Equipment Associates, Inc. (a)	400,000	19,116,000
Verigy Ltd.	500,000	11,745,000
		332,457,835
Semiconductors - 63.8%
Advanced Analogic Technologies, Inc. (a)	500,000	3,245,000
Advanced Micro Devices, Inc. (a)	1,000,000	15,060,000
Altera Corp. (a)(d)	2,050,000	43,275,500
Analog Devices, Inc.	2,750,000	99,687,500
ARM Holdings PLC sponsored ADR (d)	3,189,900	24,019,947
Atheros Communications, Inc. (a)	91,200	2,304,624
Atmel Corp. (a)	2,500,000	13,850,000
Broadcom Corp. Class A (a)	2,197,300	74,905,957
Cree, Inc. (a)(d)	500,100	8,801,760
CSR PLC (a)(d)	956,614	13,548,834
Himax Technologies, Inc. sponsored ADR	124,700	713,284
Hittite Microwave Corp. (a)	332,500	13,945,050
Holtek Semiconductor, Inc.	4,060,000	7,724,852
Intel Corp.	13,921,600	276,343,760
Intersil Corp. Class A	833,900	22,056,655
Linear Technology Corp.	2,108,400	69,977,796
LSI Logic Corp. (a)	2,000,000	20,280,000
Marvell Technology Group Ltd. (a)	4,611,400	94,625,928
Maxim Integrated Products, Inc.	3,615,000	118,391,250
Microchip Technology, Inc.	95,800	3,410,480
National Semiconductor Corp. (d)	3,800,000	97,356,000
ON Semiconductor Corp. (a)	592,000	5,813,440
Power Integrations, Inc. (a)	350,000	9,047,500
Qimonda AG Sponsored ADR	250,000	3,635,000
Saifun Semiconductors Ltd. (a)	343,800	4,307,814
Silicon Laboratories, Inc. (a)	300,000	9,060,000
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	534,800	14,862,279
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	2,708,634	24,594,397
Spansion, Inc. Class A (a)(d)	500,000	6,080,000
Taiwan Semiconductor Manufacturing Co. Ltd.	10,000,000	20,434,707
Texas Instruments, Inc. (d)	2,400,000	74,304,000
Vimicro International Corp. sponsored ADR (a)	1,000,000	6,890,000
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Volterra Semiconductor Corp. (a)(d)	400,043	$ 5,632,605
Xilinx, Inc.	1,250,000	32,025,000
		1,240,210,919
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,572,668,754
TOTAL COMMON STOCKS (Cost $1,968,292,280)		1,915,564,028
Convertible Bonds - 0.3%
	Principal Amount
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Evergreen Solar, Inc.:
4.375% 7/1/12 (e)	$ 2,980,000	4,291,200
4.375% 7/1/12	520,000	748,800
(Cost $3,700,626)		5,040,000
Money Market Funds - 11.0%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	18,803,550	18,803,550
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	195,000,875	195,000,875
TOTAL MONEY MARKET FUNDS (Cost $213,804,425)		213,804,425
TOTAL INVESTMENT PORTFOLIO - 109.8% (Cost $2,185,797,331)		2,134,408,453
NET OTHER ASSETS - (9.8)%		(190,185,614)
NET ASSETS - 100%		$ 1,944,222,839
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,291,200 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,212,213
Fidelity Securities Lending Cash Central Fund	1,723,092
Total	$ 3,935,305
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cohu, Inc.	$ 29,568,000	$ -	$ 25,940,645	$ 195,000	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.4%
Taiwan	5.7%
Bermuda	4.9%
United Kingdom	2.2%
France	1.3%
Japan	1.0%
Korea (South)	1.0%
Others (individually less than 1%)	2.5%
100.0%
Income Tax Information

At February 28, 2007, the fund had a capital loss carryforward of approximately $2,508,602,338 of which $926,318,519, $1,514,779,921 and $67,503,898 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $191,033,000) - See accompanying schedule: Unaffiliated issuers (cost $1,971,992,906)	$ 1,920,604,028
Fidelity Central Funds (cost $213,804,425)	213,804,425
Total Investments (cost $2,185,797,331)		$ 2,134,408,453
Foreign currency held at value (cost $237)		235
Receivable for investments sold		234,614,240
Receivable for fund shares sold		3,182,982
Dividends receivable		2,591,347
Interest receivable		25,095
Distributions receivable from Fidelity Central Funds		58,096
Prepaid expenses		8,935
Other receivables		125,399
Total assets		2,375,014,782

Liabilities
Payable for investments purchased	$ 226,231,116
Payable for fund shares redeemed	7,908,700
Accrued management fee	927,276
Other affiliated payables	537,585
Other payables and accrued expenses	186,391
Collateral on securities loaned, at value	195,000,875
Total liabilities		430,791,943

Net Assets		$ 1,944,222,839
Net Assets consist of:
Paid in capital		$ 4,510,597,900
Undistributed net investment income		471,960
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,515,368,700)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(51,478,321)
Net Assets, for 42,136,002 shares outstanding		$ 1,944,222,839
Net Asset Value, offering price and redemption price per share ($1,944,222,839 ÷ 42,136,002 shares)		$ 46.14
Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends (including $195,000 earned from other affiliated issuers)		$ 19,999,211
Interest		156,802
Income from Fidelity Central Funds (including $1,723,092 from security lending)		3,935,305
		24,091,318
Less foreign taxes withheld		(1,296,061)
Total income		22,795,257

Expenses
Management fee	$ 12,925,235
Transfer agent fees	6,370,729
Accounting and security lending fees	826,887
Custodian fees and expenses	402,808
Independent trustees' compensation	8,617
Depreciation in deferred trustee compensation account	(804)
Registration fees	49,145
Audit	48,879
Legal	43,323
Interest	17,980
Miscellaneous	141,418
Total expenses before reductions	20,834,217
Expense reductions	(479,840)	20,354,377
Net investment income (loss)		2,440,880
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	290,966,168
Other affiliated issuers	(8,292,226)
Foreign currency transactions	(458,360)
Total net realized gain (loss)		282,215,582
Change in net unrealized appreciation (depreciation) on: Investment securities	(340,424,490)
Assets and liabilities in foreign currencies	(115,984)
Total change in net unrealized appreciation (depreciation)		(340,540,474)
Net gain (loss)		(58,324,892)
Net increase (decrease) in net assets resulting from operations		$ (55,884,012)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,440,880	$ (4,568,551)
Net realized gain (loss)	282,215,582	254,398,033
Change in net unrealized appreciation (depreciation)	(340,540,474)	224,891,343
Net increase (decrease) in net assets resulting from operations	(55,884,012)	474,720,825
Distributions to shareholders from net investment income	(1,472,341)	-
Share transactions Proceeds from sales of shares	286,020,445	798,575,652
Reinvestment of distributions	1,396,249	-
Cost of shares redeemed	(1,126,630,026)	(1,230,676,689)
Net increase (decrease) in net assets resulting from share transactions	(839,213,332)	(432,101,037)
Redemption fees	222,511	626,614
Total increase (decrease) in net assets	(896,347,174)	43,246,402

Net Assets
Beginning of period	2,840,570,013	2,797,323,611
End of period (including undistributed net investment income of $471,960 and accumulated net investment loss of $38,218, respectively)	$ 1,944,222,839	$ 2,840,570,013
Other Information Shares
Sold	6,638,713	18,890,263
Issued in reinvestment of distributions	31,411	-
Redeemed	(25,492,042)	(29,782,062)
Net increase (decrease)	(18,821,918)	(10,891,799)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.60	$ 38.93	$ 43.67	$ 24.90	$ 44.26
Income from Investment Operations
Net investment income (loss) C	.05	(.07)	(.17)	(.25)	(.26)
Net realized and unrealized gain (loss)	(.48)	7.73	(4.58)	19.01	(19.12)
Total from investment operations	(.43)	7.66	(4.75)	18.76	(19.38)
Distributions from net investment income	(.03)	-	-	-	-
Redemption fees added to paid in capital C	- H	.01	.01	.01	.02
Net asset value, end of period	$ 46.14	$ 46.60	$ 38.93	$ 43.67	$ 24.90
Total Return A, B	(.92)%	19.70%	(10.85)%	75.38%	(43.74)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.95%	.96%	1.08%	1.14%
Expenses net of fee waivers, if any	.91%	.95%	.96%	1.08%	1.14%
Expenses net of all reductions	.89%	.88%	.89%	1.06%	1.06%
Net investment income (loss)	.11%	(.17)%	(.45)%	(.70)%	(.78)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,944,223	$ 2,840,570	$ 2,797,324	$ 4,110,073	$ 2,204,036
Portfolio turnover rate E	97%	80%	119%	50%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select IT Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of fund A
Select IT Services Portfolio	10.11%	5.93%	10.60%

Prior to October 1, 2006, Select IT Services Portfolio was named Select Business Services and Outsourcing Portfolio and operated under certain different operating policies. The fund's historical performance may not represent its current investment policies.

A From February 4, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select IT Services Portfolio on February 4, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Select IT Services Portfolio

Management's Discussion of Fund Performance

Comments from Benjamin Hesse, who became sole Portfolio Manager of Fidelity® Select IT Services Portfolio on January 4, 2007

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose a 6.66%.

For the 12 months ending February 28, 2007, the fund returned 10.11%, compared with the 10.88% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market IT Services Index and the 12.07% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 30, 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. For the first seven months of the review period, the fund underperformed the Goldman Sachs index. The fund actually outperformed the index for the first six months of that period due to favorable stock selection within the data processing/outsourced services and advertising groups and a lack of exposure to the weak semiconductors segment. That said, in September 2006, computer storage and peripherals company Hypercom stumbled badly, negating any gains the fund had made. The fund was further hurt by its lack of exposure to the systems software space - specifically, missing out on owning Oracle, which performed well for the Goldman Sachs index. Among the fund's top performers during the seven-month period were data processor Alliance Data Systems and IT services company Cognizant Technology Solutions. For the last five months of the period, the fund edged out the MSCI index. It benefited from strong security selection in the data processing/outsourced services and application software groups. Among the top contributors for this period were credit card giant Mastercard and application software company Open Solutions, which was acquired during the period. Hypercom continued to drag on performance. In addition, the fund was hurt by not owning data processor Sabre Holdings, a strong performer for the MSCI index.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned -0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market IT Services Index, which returned 12.46% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 12.07%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select IT Services Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
First Data Corp.	18.2	11.9
Paychex, Inc.	9.1	7.5
Fidelity National Information Services, Inc.	8.8	0.0
The Western Union Co.	8.5	0.0
MoneyGram International, Inc.	5.7	4.5
Fair, Isaac & Co., Inc.	5.1	4.3
Mastercard, Inc. Class A	4.5	0.0
Accenture Ltd. Class A	3.8	2.7
Affiliated Computer Services, Inc. Class A	3.8	1.4
Cognizant Technology Solutions Corp. Class A	3.6	4.2
	71.1

Annual Report

IT Services Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 3.7%
Diversified Commercial & Professional Services - 3.6%
CoStar Group, Inc. (a)	4,000	$ 187,480
Equifax, Inc.	26,750	1,035,760
IHS, Inc. Class A (a)	100	3,755
		1,226,995
Human Resource & Employment Services - 0.1%
Labor Ready, Inc. (a)	2,500	45,925
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,272,920
COMPUTERS & PERIPHERALS - 2.9%
Computer Hardware - 1.1%
Dell, Inc. (a)	17,500	399,875
Computer Storage & Peripherals - 1.8%
Hypercom Corp. (a)	106,900	606,123
TOTAL COMPUTERS & PERIPHERALS		1,005,998
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Coinmach Service Corp. Class A	9,800	108,878
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Equipment & Instruments - 0.1%
Universal Display Corp. (a)	1,400	18,228
INTERNET SOFTWARE & SERVICES - 3.2%
Internet Software & Services - 3.2%
CyberSource Corp. (a)	87,500	1,069,250
Goldleaf Financial Solutions, Inc. (a)	3,400	22,916
		1,092,166
IT SERVICES - 83.8%
Data Processing & Outsourced Services - 70.5%
Affiliated Computer Services, Inc. Class A (a)	24,800	1,288,856
Alliance Data Systems Corp. (a)	1,800	107,550
Automatic Data Processing, Inc.	21,300	1,060,527
CheckFree Corp. (a)	9,300	352,656
Computer Sciences Corp. (a)	7,500	396,975
Convergys Corp. (a)	3,700	95,164
DST Systems, Inc. (a)	500	35,210
Electronic Data Systems Corp.	20,400	571,608
Fidelity National Information Services, Inc.	65,200	2,995,940
First Data Corp.	243,100	6,206,342
Fiserv, Inc. (a)	4,700	248,912
Global Cash Access Holdings, Inc. (a)	5,400	83,052
Global Payments, Inc.	13,400	515,498
Heartland Payment Systems, Inc.	100	2,492
Hewitt Associates, Inc. Class A (a)	1,900	57,038
Iron Mountain, Inc. (a)	10,250	285,463

	Shares	Value
Lightbridge, Inc. (a)	300	$ 4,842
Mastercard, Inc. Class A (d)	14,400	1,543,392
MoneyGram International, Inc.	64,100	1,926,846
Paychex, Inc. (d)	76,687	3,115,793
Syntel, Inc.	3,500	125,580
The Western Union Co.	133,200	2,886,444
VeriFone Holdings, Inc. (a)	600	23,430
WNS Holdings Ltd. ADR	2,500	80,425
Wright Express Corp. (a)	1,100	31,328
		24,041,363
IT Consulting & Other Services - 13.3%
Accenture Ltd. Class A	36,300	1,295,910
BearingPoint, Inc. (a)	43,900	351,200
CACI International, Inc. Class A (a)	4,900	227,850
Cognizant Technology Solutions Corp. Class A (a)	13,608	1,227,442
MPS Group, Inc. (a)	4,200	60,144
Sapient Corp. (a)	1,700	10,608
Satyam Computer Services Ltd. sponsored ADR	53,900	1,162,084
SRA International, Inc. Class A (a)	4,800	113,760
Unisys Corp. (a)	10,200	86,598
		4,535,596
TOTAL IT SERVICES		28,576,959
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Leisure Products - 0.1%
Cybex International, Inc. (a)	5,300	29,627
SOFTWARE - 5.7%
Application Software - 5.7%
EPIQ Systems, Inc. (a)	10,800	191,484
Fair, Isaac & Co., Inc.	44,700	1,744,641
		1,936,125
TOTAL COMMON STOCKS (Cost $29,570,742)		34,040,901
Money Market Funds - 14.0%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $4,756,325)	4,756,325	4,756,325
TOTAL INVESTMENT PORTFOLIO - 113.8% (Cost $34,327,067)		38,797,226
NET OTHER ASSETS - (13.8)%		(4,692,868)
NET ASSETS - 100%		$ 34,104,358
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,088
Fidelity Securities Lending Cash Central Fund	2,958
Total	$ 57,046

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $4,657,471) - See accompanying schedule: Unaffiliated issuers (cost $29,570,742)	$ 34,040,901
Fidelity Central Funds (cost $4,756,325)	4,756,325
Total Investments (cost $34,327,067)		$ 38,797,226
Foreign currency held at value (cost $103,784)		103,801
Receivable for investments sold		1,155,981
Receivable for fund shares sold		7,836
Dividends receivable		6,128
Distributions receivable from Fidelity Central Funds		386
Prepaid expenses		167
Receivable from investment adviser for expense reductions		681
Other receivables		11,830
Total assets		40,084,036

Liabilities
Payable to custodian bank	$ 825,403
Payable for investments purchased	9,746
Payable for fund shares redeemed	278,715
Accrued management fee	16,866
Other affiliated payables	11,023
Other payables and accrued expenses	81,600
Collateral on securities loaned, at value	4,756,325
Total liabilities		5,979,678

Net Assets		$ 34,104,358
Net Assets consist of:
Paid in capital		$ 25,555,629
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,078,553
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,470,176
Net Assets, for 1,960,355 shares outstanding		$ 34,104,358
Net Asset Value, offering price and redemption price per share ($34,104,358 ÷ 1,960,355 shares)		$ 17.40

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 227,353
Interest		60
Income from Fidelity Central Funds (including $2,958 from security lending)		57,046
Total income		284,459

Expenses
Management fee	$ 220,514
Transfer agent fees	133,755
Accounting and security lending fees	17,773
Custodian fees and expenses	13,888
Independent trustees' compensation	141
Registration fees	23,436
Audit	39,881
Legal	11,438
Miscellaneous	3,108
Total expenses before reductions	463,934
Expense reductions	(15,308)	448,626
Net investment income (loss)		(164,167)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,739,342
Foreign currency transactions	(956)
Total net realized gain (loss)		6,738,386
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $6,874)	(3,734,876)
Assets and liabilities in foreign currencies	17
Total change in net unrealized appreciation (depreciation)		(3,734,859)
Net gain (loss)		3,003,527
Net increase (decrease) in net assets resulting from operations		$ 2,839,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select IT Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (164,167)	$ (60,983)
Net realized gain (loss)	6,738,386	2,848,409
Change in net unrealized appreciation (depreciation)	(3,734,859)	3,037,491
Net increase (decrease) in net assets resulting from operations	2,839,360	5,824,917
Distributions to shareholders from net realized gain	(4,161,629)	(1,570,115)
Share transactions Proceeds from sales of shares	37,449,369	21,849,620
Reinvestment of distributions	4,021,459	1,513,925
Cost of shares redeemed	(45,459,398)	(25,398,907)
Net increase (decrease) in net assets resulting from share transactions	(3,988,570)	(2,035,362)
Redemption fees	23,192	7,908
Total increase (decrease) in net assets	(5,287,647)	2,227,348

Net Assets
Beginning of period	39,392,005	37,164,657
End of period	$ 34,104,358	$ 39,392,005
Other Information Shares
Sold	2,181,067	1,348,274
Issued in reinvestment of distributions	237,885	98,617
Redeemed	(2,717,993)	(1,585,831)
Net increase (decrease)	(299,041)	(138,940)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.43	$ 15.50	$ 14.14	$ 10.20	$ 15.21
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03) F	(.10) G	(.15)	(.12)
Net realized and unrealized gain (loss)	1.73	2.59	1.70	4.09	(4.90)
Total from investment operations	1.66	2.56	1.60	3.94	(5.02)
Distributions from net realized gain	(1.70)	(.63)	(.24)	-	-
Redemption fees added to paid in capital C	.01	- J	- J	- J	.01
Net asset value, end of period	$ 17.40	$ 17.43	$ 15.50	$ 14.14	$ 10.20
Total Return A, B	10.11%	17.14%	11.26%	38.63%	(32.94)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.19%	1.22%	1.24%	1.64%	1.61%
Expenses net of fee waivers, if any	1.16%	1.22%	1.23%	1.64%	1.61%
Expenses net of all reductions	1.15%	1.18%	1.21%	1.63%	1.57%
Net investment income (loss)	(.42)%	(.17)% F	(.66)% G	(1.17)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,104	$ 39,392	$ 37,165	$ 35,068	$ 27,888
Portfolio turnover rate E	200%	73%	88%	54%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.05 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.81)%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Networking and Infrastructure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of fundA
Select Networking and Infrastructure Portfolio	-3.49%	0.91%	-19.41%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Networking and Infrastructure Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Select Networking and Infrastructure Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned -3.49%, falling short of the 5.19% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and also trailing the 5.33% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund lagged the S&P 500. For the first seven months of the review period, the fund significantly trailed the Goldman Sachs index primarily due to adverse stock selection in semiconductors and in communications equipment, along with a large underweighting in systems software. Counterbalancing those negatives to some extent was favorable stock picking in Internet software and services, computer storage and peripherals, and computer hardware. Among individual holdings, semiconductor maker Broadcom was the biggest detractor. The stock declined early in the period due to inventory issues and the company's involvement with options backdating. Not owning major index component Oracle, an enterprise software provider, also worked against the fund. On the positive side, a large stake in targeted Internet advertising provider Google - the fund's largest holding at the end of February 2007 - added value. During the period's last five months, the fund beat the MSCI index, aided by favorable picks in semiconductors, although overweighting the group offset some of those benefits. The fund also benefited from underweighting systems software and good stock selection in computer storage and peripherals. Market selction was the most significant drag on performance, fueled by a huge overweighting in communications equipment, an underweighting in computer hardware, and having no exposure to the strong performing data processing and outsourced services group. Unrewarding picks in Internet software and services were to blame as well. At the company level, not owning a stake in poorly performing index component Motorola, a maker of wireless handsets, turned out to be a good decision. Network computing giant Sun Microsystems also aided performance, as did Broadcom. On the downside, fiber-optic cable maker Corning saw its shares decline sharply in October after the company reported mixed third-quarter results. Underweighting networking equipment maker Cisco Systems - a major index component - also had a negative impact on fund performance.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned -0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Information Technology Index, which returned 5.70% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 5.33%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Networking and Infrastructure Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	9.5	4.7
Cisco Systems, Inc.	6.6	0.0
Sun Microsystems, Inc.	6.6	4.7
Corning, Inc.	6.0	7.7
Marvell Technology Group Ltd.	5.6	3.3
Broadcom Corp. Class A	5.4	8.1
Juniper Networks, Inc.	4.7	2.6
EMC Corp.	3.1	0.0
Comtech Group, Inc.	2.7	0.6
F5 Networks, Inc.	2.6	1.7
	52.8

Annual Report

Select Networking and Infrastructure Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
Asahi Glass Co. Ltd.	24,000	$ 319,123
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Diversified Commercial & Professional Services - 0.4%
Tele Atlas NV (a)	19,000	397,773
COMMUNICATIONS EQUIPMENT - 42.5%
Communications Equipment - 42.5%
Acme Packet, Inc.	700	11,627
ADC Telecommunications, Inc. (a)	20,128	330,502
Adtran, Inc.	38,100	877,443
ADVA AG Optical Networking (a)(d)	76,576	881,631
Alcatel-Lucent SA sponsored ADR (d)	95,600	1,226,548
AudioCodes Ltd. (a)	90,100	878,475
Bookham, Inc. (a)	220,200	576,924
Ciena Corp. (a)(d)	63,946	2,012,381
Cisco Systems, Inc. (a)	231,700	6,010,298
Comtech Group, Inc. (a)(d)	165,900	2,463,615
Comverse Technology, Inc. (a)	65,300	1,435,294
Corning, Inc. (a)	264,400	5,454,572
F5 Networks, Inc. (a)	33,200	2,410,984
Finisar Corp. (a)	411,200	1,311,728
Foundry Networks, Inc. (a)	82,900	1,210,340
Foxconn International Holdings Ltd. (a)	40,000	105,721
Harris Stratex Networks, Inc. (a)	19,700	401,880
Ixia (a)	16,400	180,728
JDS Uniphase Corp. (a)	29,700	481,437
Juniper Networks, Inc. (a)(d)	226,309	4,279,503
MRV Communications, Inc. (a)(d)	67,800	255,606
NETGEAR, Inc. (a)	14,500	391,935
Oplink Communications, Inc. (a)	40,300	664,547
Opnext, Inc.	4,800	80,880
Optical Communication Products, Inc. (a)	36,100	50,901
Optium Corp.	200	4,602
Orckit Communications Ltd. (a)	29,900	316,342
Powerwave Technologies, Inc. (a)	134,600	716,072
Research In Motion Ltd. (a)	6,200	871,782
Riverbed Technology, Inc.	6,300	200,529
Riverstone Networks, Inc. (a)	94,100	1
Sonus Networks, Inc. (a)	146,800	1,128,892
Symmetricom, Inc. (a)	91,400	773,244
Tekelec (a)	59,400	740,124
		38,737,088
COMPUTERS & PERIPHERALS - 12.9%
Computer Hardware - 7.7%
Concurrent Computer Corp. (a)	637,000	1,006,460
Sun Microsystems, Inc. (a)	974,700	5,974,911
		6,981,371

	Shares	Value
Computer Storage & Peripherals - 5.2%
EMC Corp. (a)	201,800	$ 2,815,110
Network Appliance, Inc. (a)	50,300	1,945,101
		4,760,211
TOTAL COMPUTERS & PERIPHERALS		11,741,582
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Energy Conversion Devices, Inc. (a)(d)	12,700	382,270
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Electronic Equipment & Instruments - 1.3%
Chi Mei Optoelectronics Corp.	3,888	3,831
Coherent, Inc. (a)(d)	15,000	450,900
Nippon Electric Glass Co. Ltd.	18,000	437,459
Orbotech Ltd. (a)	13,100	292,785
		1,184,975
Electronic Manufacturing Services - 1.7%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	70,400	473,075
Jabil Circuit, Inc.	18,300	488,976
Smart Modular Tech WWH, Inc.	56,200	609,770
		1,571,821
Technology Distributors - 0.0%
Mellanox Technologies Ltd.	100	2,142
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,758,938
HOUSEHOLD DURABLES - 0.3%
Consumer Electronics - 0.3%
Thomson SA	12,500	235,225
INTERNET SOFTWARE & SERVICES - 11.2%
Internet Software & Services - 11.2%
Ariba, Inc. (a)	25,100	233,681
Baidu.com, Inc. sponsored ADR (a)	800	85,360
DivX, Inc.	100	2,057
Google, Inc. Class A (sub. vtg.) (a)	19,200	8,629,438
Marchex, Inc. Class B	12,000	161,760
Openwave Systems, Inc. (a)	128,500	1,048,560
Switch & Data Facilities Co., Inc.	300	5,844
		10,166,700
IT SERVICES - 0.2%
IT Consulting & Other Services - 0.2%
Isilon Systems, Inc.	100	1,947
Sapient Corp. (a)	21,700	135,408
		137,355
MEDIA - 0.0%
Publishing - 0.0%
Gemstar-TV Guide International, Inc. (a)	390	1,580
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.8%
Semiconductor Equipment - 1.7%
Credence Systems Corp. (a)	136,500	$ 619,710
Cymer, Inc. (a)	9,000	374,040
EMCORE Corp. (a)	40,700	182,336
Verigy Ltd.	16,577	389,394
		1,565,480
Semiconductors - 23.1%
Altera Corp. (a)	73,900	1,560,029
AMIS Holdings, Inc. (a)	23,000	260,590
Applied Micro Circuits Corp. (a)	228,900	885,843
Broadcom Corp. Class A (a)(d)	144,750	4,934,528
Chartered Semiconductor Manufacturing Ltd. sponsored ADR (a)(d)	34,700	340,754
Conexant Systems, Inc. (a)	402,500	800,975
Cree, Inc. (a)	2,700	47,520
Cypress Semiconductor Corp. (a)	33,300	632,700
Ikanos Communications, Inc. (a)	20,600	185,812
Integrated Device Technology, Inc. (a)	36,000	583,920
Marvell Technology Group Ltd. (a)	247,280	5,074,186
Maxim Integrated Products, Inc.	8,300	271,825
Mindspeed Technologies, Inc. (a)(d)	311,433	756,782
MIPS Technologies, Inc. (a)	43,500	405,420
Saifun Semiconductors Ltd. (a)	10,500	131,565
Sigma Designs, Inc. (a)	14,800	417,212
Silicon Laboratories, Inc. (a)	29,900	902,980
Silicon On Insulator Technologies SA (SOITEC) (a)	28,800	800,362
Spansion, Inc. Class A (a)(d)	30,600	372,096
Tower Semicondutor Ltd. (a)	256,500	464,265
Vimicro International Corp. sponsored ADR (a)	44,600	307,294
Xilinx, Inc.	35,600	912,072
		21,048,730
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		22,614,210
SOFTWARE - 3.5%
Application Software - 1.9%
Informatica Corp. (a)	36,800	476,928
TIBCO Software, Inc. (a)	33,980	307,519
Ulticom, Inc. (a)	108,900	947,430
		1,731,877

	Shares	Value
Systems Software - 1.6%
Allot Communications Ltd.	2,800	$ 27,048
Double-Take Software, Inc.	12,900	182,148
Sandvine Corp.	267,400	609,325
Wind River Systems, Inc. (a)	58,300	606,320
		1,424,841
TOTAL SOFTWARE		3,156,718
TOTAL COMMON STOCKS (Cost $96,851,820)		90,648,562
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $240,000)	$ 240,000	237,192
Money Market Funds - 15.7%
	Shares
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $14,314,450)	14,314,450	14,314,450
TOTAL INVESTMENT PORTFOLIO - 115.4% (Cost $111,406,270)		105,200,204
NET OTHER ASSETS - (15.4)%		(14,071,487)
NET ASSETS - 100%		$ 91,128,717
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,611
Fidelity Securities Lending Cash Central Fund	107,350
Total	$ 197,961
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.2%
Bermuda	5.6%
France	2.5%
Israel	2.3%
Canada	1.7%
Cayman Islands	1.1%
Germany	1.0%
Others (individually less than 1%)	2.6%
100.0%
Income Tax Information

At February 28, 2007, the fund had a capital loss carryforward of approximately $186,635,331 of which $99,728,449, $83,559,188 and $3,347,694 will expire on February 28, 2010, 2011 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $13,937,381) - See accompanying schedule: Unaffiliated issuers (cost $97,091,820)	$ 90,885,754
Fidelity Central Funds (cost $14,314,450)	14,314,450
Total Investments (cost $111,406,270)		$ 105,200,204
Receivable for investments sold		2,760,129
Receivable for fund shares sold		272,978
Dividends receivable		10,034
Interest receivable		198
Distributions receivable from Fidelity Central Funds		75
Prepaid expenses		399
Other receivables		5,262
Total assets		108,249,279

Liabilities
Payable to custodian bank	$ 1,586,319
Payable for fund shares redeemed	1,106,531
Accrued management fee	45,954
Other affiliated payables	29,032
Other payables and accrued expenses	38,276
Collateral on securities loaned, at value	14,314,450
Total liabilities		17,120,562

Net Assets		$ 91,128,717
Net Assets consist of:
Paid in capital		$ 285,116,786
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,782,008)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,206,061)
Net Assets, for 36,580,438 shares outstanding		$ 91,128,717
Net Asset Value, offering price and redemption price per share ($91,128,717 ÷ 36,580,438 shares)		$ 2.49

Statement of Operations

Year ended February 28, 2007

Investment Income
Dividends		$ 87,507
Interest		496
Income from Fidelity Central Funds (including $107,350 from security lending)		197,961
Total income		285,964

Expenses
Management fee	$ 660,885
Transfer agent fees	435,630
Accounting and security lending fees	55,157
Custodian fees and expenses	30,978
Independent trustees' compensation	434
Registration fees	42,906
Audit	35,560
Legal	2,416
Miscellaneous	10,688
Total expenses before reductions	1,274,654
Expense reductions	(6,886)	1,267,768
Net investment income (loss)		(981,804)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,838,557
Foreign currency transactions	2,130
Total net realized gain (loss)		8,840,687
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,162,542)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		(15,162,537)
Net gain (loss)		(6,321,850)
Net increase (decrease) in net assets resulting from operations		$ (7,303,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Networking and Infrastructure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (981,804)	$ (851,863)
Net realized gain (loss)	8,840,687	8,428,855
Change in net unrealized appreciation (depreciation)	(15,162,537)	10,418,364
Net increase (decrease) in net assets resulting from operations	(7,303,654)	17,995,356
Share transactions Proceeds from sales of shares	146,060,492	99,416,849
Cost of shares redeemed	(173,089,291)	(102,088,170)
Net increase (decrease) in net assets resulting from share transactions	(27,028,799)	(2,671,321)
Redemption fees	94,221	82,946
Total increase (decrease) in net assets	(34,238,232)	15,406,981

Net Assets
Beginning of period	125,366,949	109,959,968
End of period	$ 91,128,717	$ 125,366,949
Other Information Shares
Sold	57,517,022	42,500,481
Redeemed	(69,494,804)	(45,315,892)
Net increase (decrease)	(11,977,782)	(2,815,411)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 2.58	$ 2.14	$ 2.66	$ 1.52	$ 2.38
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss)	(.07)	.46	(.50)	1.16	(.84)
Total from investment operations	(.09)	.44	(.52)	1.14	(.87)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 2.49	$ 2.58	$ 2.14	$ 2.66	$ 1.52
Total Return A, B	(3.49)%	20.56%	(19.55)%	75.00%	(36.13)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.14%	1.17%	1.43%	1.93%
Expenses net of fee waivers, if any	1.09%	1.14%	1.17%	1.43%	1.93%
Expenses net of all reductions	1.08%	1.02%	1.07%	1.39%	1.78%
Net investment income (loss)	(.84)%	(.84)%	(.89)%	(1.00)%	(1.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,129	$ 125,367	$ 109,960	$ 211,468	$ 77,981
Portfolio turnover rate E	136%	201%	160%	57%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Software and Computer Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services Portfolio	21.38%	9.58%	13.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Software and Computer Services Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Comments from Mayank Tandon, who became Portfolio Manager of Fidelity® Select Software and Computer Services Portfolio on January 4, 2007

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the 12-month period, the fund returned 21.38% and soundly outperformed the 9.14% gain of the Morgan Stanley Capital InternationalSM
(MSCI®) US Investable Market Software & Services Index and the 6.52% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the final five months of the period1. During the same 12-month period, the fund also outpaced the S&P 500. For the first seven months of the review period, the fund handily beat its Goldman Sachs benchmark. Stock selection in software and services led to substantial gains while the technology sector pulled back overall. Attention to reasonable valuations and companies with steady cash flow paid off as well. Symantec bounced back after struggling following its takeover of VERITAS Software. Japan's Nintendo profited from excitement over its launch of the Wii console, and application server software maker BEA Systems exceeded earnings expectations. The fund missed out on gains by not owning Internet infrastructure firm Cisco Systems and was hurt by poorly timed sales of Microsoft. For the final five months, positions in IT consulting and home entertainment software stocks propelled the fund past its new MSCI benchmark. Cognizant Technology Solutions, an offshore information technology services outsourcing firm, benefited from solid growth in the industry. Nintendo rode a wave of strong sales of its new gaming system, and France's Ubisoft Entertainment, which makes games that are played on Nintendo hardware, enjoyed the ride as well. Symantec, however, reverted to its earlier struggles as it combined a poor third fiscal quarter with lower earnings guidance for the following quarter, and I subsequently eliminated the position.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which lost 0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Software & Services Index, which returned 6.89% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 6.52%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Software and Computer Services Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	16.4	4.7
Google, Inc. Class A (sub. vtg.)	13.8	9.6
Cognizant Technology Solutions Corp. Class A	8.5	0.0
Oracle Corp.	7.0	4.4
Yahoo!, Inc.	5.0	4.5
Nintendo Co. Ltd.	4.0	5.3
Quest Software, Inc.	3.7	5.8
eBay, Inc.	2.8	0.0
The Western Union Co.	2.4	0.0
Utimaco Safeware AG	2.4	2.0
	66.0

Annual Report

Select Software and Computer Services Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Office Services & Supplies - 0.7%
APAC Customer Services, Inc. (a)	1,000,000	$ 4,790,000
PeopleSupport, Inc. (a)	85,700	1,813,412
		6,603,412
COMPUTERS & PERIPHERALS - 2.7%
Computer Hardware - 2.7%
Apple, Inc. (a)	222,800	18,851,108
Sun Microsystems, Inc. (a)	1,000,000	6,130,000
		24,981,108
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Integrated Telecommunication Services - 0.4%
NeuStar, Inc. Class A (a)	107,100	3,427,200
INTERNET SOFTWARE & SERVICES - 22.3%
Internet Software & Services - 22.3%
Akamai Technologies, Inc. (a)	63,919	3,296,303
eBay, Inc. (a)	818,500	26,241,110
Google, Inc. Class A (sub. vtg.) (a)(d)	284,200	127,733,690
VeriSign, Inc. (a)	122,300	3,094,190
Yahoo!, Inc. (a)	1,494,900	46,132,614
		206,497,907
IT SERVICES - 25.3%
Data Processing & Outsourced Services - 10.3%
ExlService Holdings, Inc.	2,400	54,384
First Data Corp.	759,800	19,397,694
Mastercard, Inc. Class A (d)	157,600	16,891,568
MindTree Consulting Ltd.	1,815	17,503
MoneyGram International, Inc.	421,600	12,673,296
Paychex, Inc. (d)	527,500	21,432,325
Syntel, Inc.	8,600	308,568
The Western Union Co.	1,016,200	22,021,054
WNS Holdings Ltd. ADR	83,600	2,689,412
		95,485,804
IT Consulting & Other Services - 15.0%
Accenture Ltd. Class A	313,900	11,206,230
Cognizant Technology Solutions Corp. Class A (a)	873,800	78,816,760
Covansys Corp. (a)	127,500	3,144,150
HCL Technologies Ltd.	551,742	7,519,033
Infosys Technologies Ltd. sponsored ADR (d)	311,000	16,874,860
Satyam Computer Services Ltd. sponsored ADR (d)	734,100	15,827,196
Unisys Corp. (a)	580,800	4,930,992
		138,319,221
TOTAL IT SERVICES		233,805,025

	Shares	Value
SOFTWARE - 48.1%
Application Software - 15.2%
Ansys, Inc. (a)	208,600	$ 10,642,772
Autodesk, Inc. (a)	273,600	11,258,640
Autonomy Corp. PLC (a)	437,400	5,310,033
BEA Systems, Inc. (a)	342,400	4,084,832
Business Objects SA sponsored ADR (a)	124,500	4,494,450
Cadence Design Systems, Inc. (a)(d)	472,300	9,417,662
Citrix Systems, Inc. (a)	202,400	6,517,280
Fair, Isaac & Co., Inc.	297,600	11,615,328
Hyperion Solutions Corp. (a)	400,000	17,136,000
Informatica Corp. (a)	1,164,600	15,093,216
Lawson Software, Inc. (a)(d)	546,200	4,325,904
Quest Software, Inc. (a)	2,117,714	34,561,092
Salesforce.com, Inc. (a)	21,100	912,786
Synopsys, Inc. (a)	214,200	5,479,236
		140,849,231
Home Entertainment Software - 6.2%
Electronic Arts, Inc. (a)	154,140	7,771,739
Nintendo Co. Ltd.	137,800	36,439,810
Ubisoft Entertainment SA (a)(d)	300,068	13,223,263
		57,434,812
Systems Software - 26.7%
Microsoft Corp. (d)	5,385,500	151,709,535
Novell, Inc. (a)	486,600	3,221,292
Oracle Corp. (a)(d)	3,912,900	64,288,947
Red Hat, Inc. (a)	233,900	5,251,055
Utimaco Safeware AG (e)	1,268,953	21,847,289
		246,318,118
TOTAL SOFTWARE		444,602,161
SPECIALTY RETAIL - 0.1%
Computer & Electronics Retail - 0.1%
Tweeter Home Entertainment Group, Inc. (a)	1,060,619	1,548,504
TOTAL COMMON STOCKS (Cost $843,602,298)		921,465,317
Money Market Funds - 16.9%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $155,938,542)	155,938,542	$ 155,938,542
TOTAL INVESTMENT PORTFOLIO - 116.5% (Cost $999,540,840)		1,077,403,859
NET OTHER ASSETS - (16.5)%		(152,739,516)
NET ASSETS - 100%		$ 924,664,343
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,088,722
Fidelity Securities Lending Cash Central Fund	119,780
Total	$ 1,208,502
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tweeter Home Entertainment Group, Inc.	$ 1,155,348	$ 10,078,506	$ 5,845,227	$ -	$ -
Utimaco Safeware AG	-	18,243,109	209,726	185,297	21,847,289
Vitria Technology, Inc.	5,523,254	822,579	6,120,357	-	-
WatchGuard Technologies, Inc.	7,224,007	1,462,403	8,954,122	-	-
Total	$ 13,902,609	$ 30,606,597	$ 21,129,432	$ 185,297	$ 21,847,289
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
India	4.3%
Japan	4.0%
Germany	2.4%
France	1.9%
Bermuda	1.2%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $56,672,617 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $153,117,532) - See accompanying schedule: Unaffiliated issuers (cost $825,520,389)	$ 899,618,028
Fidelity Central Funds (cost $155,938,542)	155,938,542
Other affiliated issuers (cost $18,081,909)	21,847,289
Total Investments (cost $999,540,840)		$ 1,077,403,859
Receivable for investments sold		9,392,377
Receivable for fund shares sold		2,165,246
Dividends receivable		549,259
Distributions receivable from Fidelity Central Funds		50,912
Prepaid expenses		2,155
Other receivables		412,654
Total assets		1,089,976,462

Liabilities
Payable to custodian bank	$ 1,159,282
Payable for investments purchased	54,387
Payable for fund shares redeemed	7,411,337
Accrued management fee	453,538
Other affiliated payables	228,052
Other payables and accrued expenses	66,981
Collateral on securities loaned, at value	155,938,542
Total liabilities		165,312,119

Net Assets		$ 924,664,343
Net Assets consist of:
Paid in capital		$ 913,768,288
Accumulated net investment loss		(1,115)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(66,965,606)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		77,862,776
Net Assets, for 14,123,838 shares outstanding		$ 924,664,343
Net Asset Value, offering price and redemption price per share ($924,664,343 ÷ 14,123,838 shares)		$ 65.47

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends (including $185,297 earned from other affiliated issuers)		$ 2,976,519
Interest		8,212
Income from Fidelity Central Funds (including $119,780 from security lending)		1,208,502
Total income		4,193,233

Expenses
Management fee	$ 4,165,186
Transfer agent fees	1,987,315
Accounting and security lending fees	300,683
Custodian fees and expenses	78,875
Independent trustees' compensation	2,669
Registration fees	106,151
Audit	41,451
Legal	22,075
Interest	6,130
Miscellaneous	32,505
Total expenses before reductions	6,743,040
Expense reductions	(56,141)	6,686,899
Net investment income (loss)		(2,493,666)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,358,097
Other affiliated issuers	(2,806,616)
Foreign currency transactions	(49,089)
Total net realized gain (loss)		40,502,392
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $52,432)	103,315,761
Assets and liabilities in foreign currencies	(2,264)
Total change in net unrealized appreciation (depreciation)		103,313,497
Net gain (loss)		143,815,889
Net increase (decrease) in net assets resulting from operations		$ 141,322,223

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,493,666)	$ (3,088,414)
Net realized gain (loss)	40,502,392	57,039,650
Change in net unrealized appreciation (depreciation)	103,313,497	21,863,267
Net increase (decrease) in net assets resulting from operations	141,322,223	75,814,503
Share transactions Proceeds from sales of shares	732,164,444	171,883,514
Cost of shares redeemed	(512,701,886)	(364,978,616)
Net increase (decrease) in net assets resulting from share transactions	219,462,558	(193,095,102)
Redemption fees	80,891	90,805
Total increase (decrease) in net assets	360,865,672	(117,189,794)

Net Assets
Beginning of period	563,798,671	680,988,465
End of period (including accumulated net investment loss of $1,115 and accumulated net investment loss of $1,204, respectively)	$ 924,664,343	$ 563,798,671
Other Information Shares
Sold	11,694,868	3,386,990
Redeemed	(8,023,777)	(7,240,815)
Net increase (decrease)	3,671,091	(3,853,825)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 53.94	$ 47.60	$ 51.37	$ 35.48	$ 41.84
Income from Investment Operations
Net investment income (loss) C	(.21)	(.25)	.53 F	(.24) G	(.24)
Net realized and unrealized gain (loss)	11.73	6.58	(3.79)	16.12	(6.13)
Total from investment operations	11.52	6.33	(3.26)	15.88	(6.37)
Distributions from net investment income	-	-	(.51)	-	-
Redemption fees added to paid in capital C	.01	.01	- J	.01	.01
Net asset value, end of period	$ 65.47	$ 53.94	$ 47.60	$ 51.37	$ 35.48
Total Return A, B	21.38%	13.32%	(6.43)%	44.79%	(15.20)%
Ratios to Average Net Assets D, H
Expenses before reductions	.92%	.96%	.98%	1.09%	1.18%
Expenses net of fee waivers, if any	.92%	.96%	.98%	1.09%	1.18%
Expenses net of all reductions	.91%	.91%	.92%	1.06%	1.05%
Net investment income (loss)	(.34)%	(.49)%	1.09% F	(.53)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 924,664	$ 563,799	$ 680,988	$ 846,946	$ 617,904
Portfolio turnover rate E	139%	59%	94%	81%	198%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.76 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.48)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Technology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Technology Portfolio	7.05%	6.10%	8.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Technology Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Technology Portfolio

Management's Discussion of Fund Performance

Comments from James Morrow, who managed Fidelity® Select Technology Portfolio for most of the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned 7.05%, topping the 5.19% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and also beating the 5.33% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund fell short of the S&P 500. For the first seven months of the review period, the fund trailed the Goldman Sachs index in part due to stock picking in the electrical components and equipment industry. Unfavorable stock selection and an overweighting in semiconductors also were counterproductive, as was an underweighted exposure to the strong performing systems software group. My picks in computer hardware further held back the fund's performance. Conversely, stock selection helped in Internet software and services and in electronic manufacturing services. Among individual holdings, the share price of solar panel maker Evergreen Solar - an out-of-index position - took a hit amid the general rotation away from stocks in the higher-risk segments of the market. Underweighting a pair of large-cap index components that performed relatively well - software giant Microsoft and computer/printer maker Hewlett-Packard - further undermined our results. On the other hand, targeted Internet advertising provider Google boosted performance, as the company continued to deliver strong earnings growth and gain market share. During the final five months of the period, the fund outdistanced the MSCI index, paced by strong stock selection in semiconductors, communications equipment and technology distributors. Underweighting systems software also was beneficial during this stretch. Owning a small position in weak performing index component Motorola, a maker of wireless handsets, turned out to be a good decision. Also aiding our results was Canadian stock Research In Motion, known for its BlackBerry products and the fund's largest holding at period end. A successful launch of the company's new handheld messaging device, the Pearl, boosted its share price. Electronic parts distributor Arrow Electronics further aided our results, as the company's business fundamentals reaccelerated. Among the factors that dampened the fund's gains, unrewarding stock selection in computer storage and peripherals stood out, along with a large overweighting in semiconductors. Within the former group, SanDisk, a maker of flash memory, fared poorly, as weak pricing and analyst downgrades sidetracked the stock. Underweighting networking gear maker and major index component Cisco Systems detracted as well. Some stocks mentioned in this report were sold by period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned -0.35% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Information Technology Index, which returned 5.70% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 5.33%.

Note to shareholders: Charlie Chai became manager of the fund on January 4, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Technology Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Research In Motion Ltd.	6.2	0.0
QUALCOMM, Inc.	5.7	3.1
Cisco Systems, Inc.	5.7	0.0
Google, Inc. Class A (sub. vtg.)	4.9	6.5
Apple, Inc.	4.6	3.1
Maxim Integrated Products, Inc.	3.1	2.6
Intel Corp.	2.9	5.8
SanDisk Corp.	2.8	0.0
Broadcom Corp. Class A	2.7	1.2
Arrow Electronics, Inc.	2.3	1.6
	40.9

Annual Report

Select Technology Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AUTO COMPONENTS - 0.3%
Auto Parts & Equipment - 0.3%
Fuel Systems Solutions, Inc. (a)	200,000	$ 4,378,000
COMMUNICATIONS EQUIPMENT - 24.3%
Communications Equipment - 24.3%
Acme Packet, Inc.	201,000	3,338,610
ADC Telecommunications, Inc. (a)(d)	425,800	6,991,636
Adtran, Inc.	120,000	2,763,600
Alcatel-Lucent SA sponsored ADR	984,000	12,624,720
Andrew Corp. (a)	468,500	4,975,470
Arris Group, Inc. (a)	200,000	2,628,000
Balda AG	7,100	94,428
Cisco Systems, Inc. (a)	3,729,300	96,738,042
Comtech Group, Inc. (a)	100,000	1,485,000
Comverse Technology, Inc. (a)	845,100	18,575,298
Corning, Inc. (a)	396,100	8,171,543
ECI Telecom Ltd. (a)	217,400	1,743,548
F5 Networks, Inc. (a)	229,700	16,680,814
Finisar Corp. (a)	1,549,400	4,942,586
Harris Stratex Networks, Inc. (a)	127,100	2,592,840
Juniper Networks, Inc. (a)	1,000,000	18,910,000
Opnext, Inc.	85,300	1,437,305
QUALCOMM, Inc.	2,415,800	97,308,424
Research In Motion Ltd. (a)	747,500	105,105,976
Riverbed Technology, Inc.	141,200	4,494,396
		411,602,236
COMPUTERS & PERIPHERALS - 14.2%
Computer Hardware - 7.9%
Apple, Inc. (a)	918,600	77,722,746
Hewlett-Packard Co.	776,600	30,582,508
Palm, Inc.	444,200	7,351,510
Sun Microsystems, Inc. (a)	2,989,600	18,326,248
		133,983,012
Computer Storage & Peripherals - 6.3%
EMC Corp. (a)	1,472,500	20,541,375
Hypercom Corp. (a)	450,000	2,551,500
Network Appliance, Inc. (a)	238,400	9,218,928
QLogic Corp.	852,400	14,993,716
Rackable Systems, Inc. (a)	200,000	3,482,000
SanDisk Corp. (a)	1,322,836	48,177,687
Seagate Technology	25,000	672,500
SimpleTech, Inc. (a)	580,325	5,002,402
TPV Technology Ltd.	3,000,000	1,793,154
		106,433,262
TOTAL COMPUTERS & PERIPHERALS		240,416,274

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 2.0%
Education Services - 2.0%
Apollo Group, Inc. Class A (non-vtg.) (a)	467,500	$ 22,108,075
New Oriental Education & Technology Group, Inc. sponsored ADR	291,200	12,265,344
		34,373,419
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Integrated Telecommunication Services - 0.0%
NeuStar, Inc. Class A (a)	27,100	867,200
ELECTRICAL EQUIPMENT - 3.7%
Electrical Components & Equipment - 3.6%
Energy Conversion Devices, Inc. (a)(d)	100,000	3,010,000
Evergreen Solar, Inc. (a)(d)	1,756,700	17,391,330
SolarWorld AG (d)	467,500	33,766,797
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	175,000	6,343,750
		60,511,877
Heavy Electrical Equipment - 0.1%
Suzlon Energy Ltd.	100,000	2,364,028
TOTAL ELECTRICAL EQUIPMENT		62,875,905
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.5%
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A	75,000	4,840,500
Cogent, Inc. (a)	20,992	237,000
Motech Industries, Inc.	762,763	11,120,400
Tektronix, Inc.	61,400	1,756,654
		17,954,554
Electronic Manufacturing Services - 1.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,338,965	15,717,418
Jabil Circuit, Inc.	132,500	3,540,400
Molex, Inc.	50,000	1,466,500
TTM Technologies, Inc. (a)	80,200	909,468
		21,633,786
Technology Distributors - 4.2%
Arrow Electronics, Inc. (a)	1,034,019	39,623,608
Avnet, Inc. (a)	600,000	21,942,000
Brightpoint, Inc. (a)	701,400	8,465,898
Mellanox Technologies Ltd.	1,900	40,698
Wolfson Microelectronics PLC (a)	200,000	1,172,747
		71,244,951
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		110,833,291
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.5%
Hotels, Resorts & Cruise Lines - 0.5%
Ctrip.com International Ltd. sponsored ADR	119,200	$ 7,033,992
eLong, Inc. sponsored ADR (a)	150,000	1,866,000
		8,899,992
HOUSEHOLD DURABLES - 0.1%
Consumer Electronics - 0.1%
Garmin Ltd.	46,200	2,529,912
INTERNET SOFTWARE & SERVICES - 7.8%
Internet Software & Services - 7.8%
aQuantive, Inc. (a)	130,700	3,311,938
CNET Networks, Inc. (a)	500,000	4,390,000
Equinix, Inc. (a)(d)	80,400	6,646,668
Google, Inc. Class A (sub. vtg.) (a)	185,200	83,238,140
LoopNet, Inc.	150,000	2,515,500
Omniture, Inc.	12,300	191,265
Openwave Systems, Inc. (a)	740,510	6,042,562
Switch & Data Facilities Co., Inc.	5,900	114,932
WebSideStory, Inc. (a)	55,374	703,250
Yahoo!, Inc. (a)	803,200	24,786,752
		131,941,007
IT SERVICES - 3.4%
Data Processing & Outsourced Services - 2.0%
First Data Corp.	322,900	8,243,637
Paychex, Inc.	165,100	6,708,013
The Western Union Co.	888,300	19,249,461
		34,201,111
IT Consulting & Other Services - 1.4%
Cognizant Technology Solutions Corp. Class A (a)	119,200	10,751,840
HCL Technologies Ltd.	250,000	3,406,952
Isilon Systems, Inc.	69,700	1,357,059
Satyam Computer Services Ltd. sponsored ADR (d)	381,400	8,222,984
		23,738,835
TOTAL IT SERVICES		57,939,946
MEDIA - 0.8%
Advertising - 0.5%
Focus Media Holding Ltd. ADR (a)	108,100	8,658,810
Publishing - 0.3%
Gemstar-TV Guide International, Inc. (a)	9,503	38,487
Getty Images, Inc. (a)	100,000	5,245,000
		5,283,487
TOTAL MEDIA		13,942,297

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 27.1%
Semiconductor Equipment - 4.4%
Applied Materials, Inc.	1,090,538	$ 20,251,291
ASML Holding NV (NY Shares) (a)	250,000	6,145,000
Cohu, Inc.	125,000	2,330,000
Cymer, Inc. (a)	116,700	4,850,052
FormFactor, Inc. (a)	93,200	3,984,300
Lam Research Corp. (a)	286,000	12,772,760
MEMC Electronic Materials, Inc. (a)	194,700	10,040,679
MKS Instruments, Inc. (a)	175,000	4,221,000
Varian Semiconductor Equipment Associates, Inc. (a)	194,700	9,304,713
		73,899,795
Semiconductors - 22.7%
Advanced Analogic Technologies, Inc. (a)	94,101	610,715
Advanced Micro Devices, Inc. (a)	686,000	10,331,160
Altera Corp. (a)	667,500	14,090,925
AMIS Holdings, Inc. (a)	146,200	1,656,446
ARM Holdings PLC sponsored ADR	1,206,500	9,084,945
Atmel Corp. (a)	1,494,522	8,279,652
Broadcom Corp. Class A (a)	1,330,900	45,370,381
Conexant Systems, Inc. (a)	2,776,700	5,525,633
CSR PLC (a)	691,300	9,791,106
Diodes, Inc. (a)	48,100	1,805,674
Fairchild Semiconductor International, Inc. (a)	96,400	1,803,644
Hittite Microwave Corp. (a)	154,300	6,471,342
Infineon Technologies AG sponsored ADR (a)	112,600	1,725,032
Integrated Device Technology, Inc. (a)	294,800	4,781,656
Intel Corp.	2,495,400	49,533,690
Linear Technology Corp.	333,700	11,075,503
LSI Logic Corp. (a)	1,538,200	15,597,348
Marvell Technology Group Ltd. (a)	1,590,000	32,626,800
Maxim Integrated Products, Inc.	1,589,400	52,052,850
Micrel, Inc. (a)	147,500	1,719,850
Microchip Technology, Inc.	243,900	8,682,840
Microsemi Corp. (a)	78,160	1,583,522
Mindspeed Technologies, Inc. (a)	1,546,800	3,758,724
National Semiconductor Corp.	1,523,700	39,037,194
Netlogic Microsystems, Inc. (a)	1	25
Omnivision Technologies, Inc. (a)	67,500	874,800
Qimonda AG Sponsored ADR	60,300	876,762
Richtek Technology Corp.	185,000	1,733,347
Samsung Electronics Co. Ltd.	28,600	17,219,221
Siliconware Precision Industries Co. Ltd. sponsored ADR	500,000	4,540,000
SiRF Technology Holdings, Inc. (a)	143,200	4,094,088
Supertex, Inc. (a)	43,700	1,793,885
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (d)	1,178,285	13,078,964
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Vimicro International Corp. sponsored ADR (a)	421,600	$ 2,904,824
Zoran Corp. (a)	101,900	1,678,293
		385,790,841
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		459,690,636
SOFTWARE - 8.0%
Application Software - 5.0%
Adobe Systems, Inc. (a)	618,300	24,268,275
Amdocs Ltd. (a)	254,500	8,808,245
Ansys, Inc. (a)	169,500	8,647,890
Autonomy Corp. PLC (a)	500,000	6,069,996
Hyperion Solutions Corp. (a)	194,700	8,340,948
Intuit, Inc. (a)	559,000	16,496,090
NAVTEQ Corp. (a)	100,000	3,196,000
Nuance Communications, Inc. (a)	123,100	1,734,479
Opsware, Inc. (a)	8,600	63,468
Salesforce.com, Inc. (a)	141,300	6,112,638
Ulticom, Inc. (a)	62,400	542,880
		84,280,909
Home Entertainment Software - 2.5%
Electronic Arts, Inc. (a)	325,700	16,421,794
Nintendo Co. Ltd.	76,900	20,335,423
THQ, Inc. (a)	150,000	4,831,500
		41,588,717
Systems Software - 0.5%
Double-Take Software, Inc.	179,737	2,537,886
Sandvine Corp.	2,000,000	4,557,408
Utimaco Safeware AG	125,000	2,152,098
		9,247,392
TOTAL SOFTWARE		135,117,018
TOTAL COMMON STOCKS (Cost $1,600,535,820)		1,675,407,133
Convertible Preferred Stocks - 0.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e) (Cost $496,562)	33,100	$ 0
Money Market Funds - 4.0%

Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c) (Cost $67,232,090)	67,232,090	67,232,090
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $1,668,264,472)		1,742,639,223
NET OTHER ASSETS - (2.7)%		(46,250,360)
NET ASSETS - 100%		$ 1,696,388,863
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 496,562
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,896,595
Fidelity Securities Lending Cash Central Fund	809,120
Total	$ 3,705,715
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.8%
Canada	6.5%
Taiwan	2.7%
Germany	2.3%
United Kingdom	2.1%
Bermuda	2.0%
Cayman Islands	1.9%
Japan	1.2%
Korea (South)	1.0%
Others (individually less than 1%)	2.5%
100.0%
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $2,499,857,819 of which $1,721,407,331 and $778,450,488 will expire on February 28, 2010 and 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2008 approximately $18,772,000 of losses recognized during the period November 1, 2006 to February 28, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Technnology Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $67,812,083) - See accompanying schedule: Unaffiliated issuers (cost $1,601,032,382)	$ 1,675,407,133
Fidelity Central Funds (cost $67,232,090)	67,232,090
Total Investments (cost $1,668,264,472)		$ 1,742,639,223
Receivable for investments sold		64,004,362
Receivable for fund shares sold		1,928,171
Dividends receivable		1,203,501
Distributions receivable from Fidelity Central Funds		14,673
Prepaid expenses		6,579
Other receivables		79,264
Total assets		1,809,875,773

Liabilities
Payable to custodian bank	$ 4,474,690
Payable for investments purchased	33,484,972
Payable for fund shares redeemed	6,787,545
Accrued management fee	819,362
Other affiliated payables	480,331
Other payables and accrued expenses	207,920
Collateral on securities loaned, at value	67,232,090
Total liabilities		113,486,910

Net Assets		$ 1,696,388,863
Net Assets consist of:
Paid in capital		$ 4,143,056,672
Distributions in excess of net investment income		(1,582)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,520,994,165)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		74,327,938
Net Assets, for 24,289,426 shares outstanding		$ 1,696,388,863
Net Asset Value, offering price and redemption price per share ($1,696,388,863 ÷ 24,289,426 shares)		$ 69.84

Statement of Operations

Year ended February 28, 2007
Investment Income
Dividends		$ 8,501,592
Interest		87,858
Income from Fidelity Central Funds (including $809,120 from security lending)		3,705,715
Total income		12,295,165

Expenses
Management fee	$ 9,811,688
Transfer agent fees	5,625,698
Accounting and security lending fees	629,337
Custodian fees and expenses	247,419
Independent trustees' compensation	6,397
Registration fees	47,680
Audit	48,909
Legal	32,302
Interest	4,193
Miscellaneous	131,767
Total expenses before reductions	16,585,390
Expense reductions	(153,515)	16,431,875
Net investment income (loss)		(4,136,710)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $613,610)	114,665,293
Foreign currency transactions	(284,781)
Total net realized gain (loss)		114,380,512
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $234,153)	(848,548)
Assets and liabilities in foreign currencies	(5,074)
Total change in net unrealized appreciation (depreciation)		(853,622)
Net gain (loss)		113,526,890
Net increase (decrease) in net assets resulting from operations		$ 109,390,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Technnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,136,710)	$ (8,274,738)
Net realized gain (loss)	114,380,512	159,248,895
Change in net unrealized appreciation (depreciation)	(853,622)	78,145,959
Net increase (decrease) in net assets resulting from operations	109,390,180	229,120,116
Share transactions Proceeds from sales of shares	329,179,074	453,428,844
Cost of shares redeemed	(665,608,727)	(713,469,270)
Net increase (decrease) in net assets resulting from share transactions	(336,429,653)	(260,040,426)
Redemption fees	112,006	219,628
Total increase (decrease) in net assets	(226,927,467)	(30,700,682)

Net Assets
Beginning of period	1,923,316,330	1,954,017,012
End of period (including distributions in excess of net investment income of $1,582 and distributions in excess of net investment income of $2,084, respectively)	$ 1,696,388,863	$ 1,923,316,330
Other Information Shares
Sold	5,002,429	7,377,352
Redeemed	(10,193,730)	(11,808,572)
Net increase (decrease)	(5,191,301)	(4,431,220)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 65.24	$ 57.62	$ 61.94	$ 38.44	$ 52.07
Income from Investment Operations
Net investment income (loss) C	(.15)	(.27)	.11 F	(.42)	(.37)
Net realized and unrealized gain (loss)	4.75	7.88	(4.28)	23.91	(13.28)
Total from investment operations	4.60	7.61	(4.17)	23.49	(13.65)
Distributions from net investment income	-	-	(.16)	-	-
Redemption fees added to paid in capital C	- I	.01	.01	.01	.02
Net asset value, end of period	$ 69.84	$ 65.24	$ 57.62	$ 61.94	$ 38.44
Total Return A, B	7.05%	13.22%	(6.73)%	61.13%	(26.18)%
Ratios to Average Net Assets D, G
Expenses before reductions	.95%	.99%	1.01%	1.19%	1.39%
Expenses net of fee waivers, if any	.95%	.99%	1.01%	1.19%	1.39%
Expenses net of all reductions	.95%	.93%	.94%	1.14%	1.22%
Net investment income (loss)	(.24)%	(.44)%	.20% F	(.80)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,696,389	$ 1,923,316	$ 1,954,017	$ 2,599,172	$ 1,484,150
Portfolio turnover rate E	113%	100%	104%	127%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.48 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Communications Equipment Portfolio (formerly Developing Communications Portfolio), Computers Portfolio, Electronics Portfolio, IT Services Portfolio (formerly Business Services and Outsourcing Portfolio), Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period each Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 each Fund eliminated hourly NAV calculation. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Communications Equipment Portfolio	$ 378,443,027	$ 25,311,250	$ (58,857,075)	$ (33,545,825)
Computers Portfolio	461,232,267	27,745,751	(23,111,599)	4,634,152
Electronics Portfolio	2,192,653,137	168,048,672	(226,293,356)	(58,244,684)
IT Services Portfolio	34,378,925	5,162,025	(743,724)	4,418,301
Networking and Infrastructure Portfolio	111,994,546	7,215,647	(14,009,989)	(6,794,342)
Software and Computer Services Portfolio	1,004,240,031	104,894,174	(31,730,346)	73,163,828
Technology Portfolio	1,670,675,385	176,518,302	(104,554,464)	71,963,838
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Communications Equipment Portfolio	$ -	$ -	$ (1,220,948,544)
Computers Portfolio	-	-	(769,357,814)
Electronics Portfolio	510,771	-	(2,508,602,338)
IT Services Portfolio	-	2,128,324	-
Networking and Infrastructure Portfolio	-	-	(186,635,331)
Software and Computer Services Portfolio	-	-	(56,672,617)
Technology Portfolio	-	-	(2,499,857,819)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Electronics Portfolio	$ 1,472,341	$ -	$ 1,472,341
IT Services Portfolio	122,360	4,039,269	4,161,629
February 28, 2006
	Ordinary Income	Long-term Capital Gains	Total
IT Services Portfolio	$ -	$ 1,570,115	$ 1,570,115

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	490,165,725	626,958,564
Computers Portfolio	979,421,948	1,131,647,819
Electronics Portfolio	2,204,304,160	3,024,158,134
IT Services Portfolio	76,944,339	84,436,065
Networking and Infrastructure Portfolio	156,645,632	185,148,764
Software and Computer Services Portfolio	1,226,673,193	1,004,250,076
Technology Portfolio	1,910,183,710	2,255,198,664

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.57%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.57%
Networking and Infrastructure Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.57%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.36%
Computers Portfolio	.35%
Electronics Portfolio	.28%
IT Services Portfolio	.34%
Networking and Infrastructure Portfolio	.37%
Software and Computer Services Portfolio	.27%
Technology Portfolio	.32%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Funds to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Communications Equipment Portfolio	$ 6,773
Computers Portfolio	7,088
Electronics Portfolio	23,205
IT Services Portfolio	1,890
Networking and Infrastructure Portfolio	2,055
Software and Computer Services Portfolio	3,608
Technology Portfolio	17,933

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 31,089
Computers Portfolio	11,015
Electronics Portfolio	21,840
IT Services Portfolio	2,159
Networking and Infrastructure Portfolio	19,868
Software and Computer Services Portfolio	31,171
Technology Portfolio	35,817

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 4,567,364	5.29%	$ 7,382
Computers Portfolio	Borrower	10,699,333	5.23%	4,659
Electronics Portfolio	Borrower	11,271,818	5.22%	17,980
Software and Computer Services Portfolio	Borrower	10,317,250	5.35%	6,130
Technology Portfolio	Borrower	7,001,250	5.39%	4,193

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Communications Equipment Portfolio	$ 1,143
Computers Portfolio	1,279
Electronics Portfolio	6,528
IT Services Portfolio	104
Networking and Infrastructure Portfolio	315
Software and Computer Services Portfolio	1,786
Technology Portfolio	4,720

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Effective January 1, 2007, FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
IT Services Portfolio	1.25% - 1.15%*	$ 12,223

* Expense limitation in effect at period end.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Communications Equipment Portfolio	$ 16,390	$ -	$ 6,001
Computers Portfolio	61,521	-	8,454
Electronics Portfolio	404,989	-	36,328
IT Services Portfolio	2,506	-	-
Networking and Infrastructure Portfolio	3,257	-	1,841
Software and Computer Services Portfolio	36,969	2,638	6,790
Technology Portfolio	83,551	429	42,045

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio (formerly Developing Communications Portfolio), Computers Portfolio, Electronics Portfolio, IT Services Portfolio (formerly Business Services and Outsourcing Portfolio), Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Equipment Portfolio (formerly Developing Communications Portfolio), Computers Portfolio, Electronics Portfolio, IT Services Portfolio (formerly Business Services and Outsourcing Portfolio), Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998 and 2000

Secretary of Select Communications Equipment Portfolio (1998), Select Computers Portfolio (1998), Select Electronics Portfolio (1998), Select IT Services Portfolio (1998), Select Networking and Infrastructure Portfolio (2000), Select Software and Computer Services Portfolio (1998), and Select Technology Portfolio (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
IT Services	04/16/07	04/13/07	$0.000	$0.960

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

IT Services	$4,862,111

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Electronics	100%
IT Services	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Electronics	100%
IT Services	100%

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
PROPOSAL 4A & 7A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
Communications Equipment Portfolio
	# of Votes	% of Votes
Affirmative	168,688,858.20	84.770
Against	10,025,316.66	5.038
Abstain	8,835,301.16	4.440
Broker Non-Votes	11,446,932.29	5.752
TOTAL	198,996,408.31	100.000
IT Services Portfolio
	# of Votes	% of Votes
Affirmative	19,358,948.48	85.091
Against	1,812,263.15	7.966
Abstain	956,663.07	4.205
Broker Non-Votes	623,012.85	2.738
TOTAL	22,750,887.55	100.000
PROPOSAL 4B & 7B
To modify the fund's investment concentration policy.
Communications Equipment Portfolio
	# of Votes	% of Votes
Affirmative	168,085,859.71	84.467
Against	10,284,988.86	5.168
Abstain	9,178,627.45	4.613
Broker Non-Votes	11,446,932.29	5.752
TOTAL	198,996,408.31	100.000
IT Services Portfolio
	# of Votes	% of Votes
Affirmative	18,677,110.78	82.094
Against	2,365,740.10	10.398
Abstain	1,085,023.82	4.770
Broker Non-Votes	623,012.85	2.738
TOTAL	22,750,887.55	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
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123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
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Colorado

1625 Broadway
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9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
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265 Church Street
New Haven, CT

300 Atlantic Street
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Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
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121 Alhambra Plaza
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2948 N. Federal Highway
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1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

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3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

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Oak Brook, IL

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Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SELTEC-UANN-0407
1.813668.102

Fidelity®

Select Portfolios®

Select Money Market Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to Shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Update *
Money Market	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund update includes: Investment Changes/Performance, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Annual Report

Select Money Market Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Actual	$ 1,000.00	$ 1,025.20	$ 1.91
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.91	$ 1.91

* Expenses are equal to the Fund's annualized expense ratio of .38%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Money Market Portfolio

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 2/28/07	% of fund's investments 8/31/06	% of fund's investments 2/28/06
0 - 30	63.4	67.7	70.8
31 - 90	21.4	20.7	19.5
91 - 180	7.8	6.9	5.3
181 - 397	7.4	4.7	4.4
Weighted Average Maturity
	2/28/07	8/31/06	2/28/06
Money Market Portfolio	51 Days	43 Days	39 Days
All Taxable Money Market Funds Average*	42 Days	38 Days	39 Days

Current and Historical Seven-Day Yields
	2/27/07	11/28/06	8/29/06	5/30/06	2/28/06
Money Market Portfolio	5.03%	5.04%	5.04%	4.69%	4.24%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

* Source: iMoneyNet, Inc.

** Net Other Assets are not included in the pie chart.

Annual Report

Select Money Market Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Corporate Bonds - 0.3%
Due Date	Yield (a)	Principal Amount	Value
Countrywide Home Loans, Inc.
5/15/07	5.37%	$ 7,000,000	$ 7,002,724
Certificates of Deposit - 21.9%

Domestic Certificates of Deposit - 0.6%
American Express Centurion Bank
6/20/07	5.35	7,000,000	7,000,000
Countrywide Bank, Alexandria Virginia
3/16/07	5.35 (d)	2,000,000	1,999,909
Washington Mutual Bank FA
7/5/07	5.75	5,000,000	5,000,000
			13,999,909
London Branch, Eurodollar, Foreign Banks - 8.7%
Banco Bilbao Vizcaya Argentaria SA
7/31/07	5.36	20,000,000	20,000,000
Barclays Bank PLC
6/11/07	5.44	5,000,000	5,000,000
Bayerische Hypo-und Vereinsbank AG
4/5/07	5.33	5,000,000	5,000,000
Credit Agricole SA
4/12/07	5.34	15,000,000	15,000,000
Credit Industriel et Commercial
3/12/07 to 7/30/07	5.22 to 5.40	48,000,000	48,000,000
Dresdner Bank AG
3/5/07	5.40	5,000,000	5,000,000
HBOS Treasury Services PLC
3/8/07 to 5/23/07	5.30 to 5.36	30,000,000	30,000,000
Landesbank Hessen-Thuringen
4/17/07 to 9/17/07	5.36 to 5.37	45,000,000	45,000,000
Societe Generale
4/17/07 to 9/28/07	5.30 to 5.39	45,000,000	45,000,000
Unicredito Italiano Spa
7/30/07	5.36	5,000,000	5,000,000
			223,000,000
New York Branch, Yankee Dollar, Foreign Banks - 12.6%
Bank Tokyo-Mitsubishi UFJ Ltd.
4/2/07 to 8/8/07	5.30 to 5.36	56,000,000	56,000,000
BNP Paribas SA
3/8/07 to 10/2/07	5.30 to 5.45	30,000,000	30,000,000
Canadian Imperial Bank of Commerce
3/15/07	5.40 (d)	14,000,000	14,000,000
Credit Suisse First Boston
3/12/07 to 5/26/07	5.33 to 5.34 (d)	40,000,000	40,000,000
Credit Suisse Group
6/4/07	5.44	3,000,000	3,000,000
Deutsche Bank AG
3/5/07 to 12/12/07	5.40 to 5.43 (d)	30,000,000	30,000,000
HBOS Treasury Services PLC
5/23/07	5.36	5,000,000	5,000,000

Due Date	Yield (a)	Principal Amount	Value
Landesbank Baden-Wuert
4/13/07	5.35%	$ 7,000,000	$ 7,000,041
Mizuho Corporate Bank Ltd.
4/16/07 to 5/14/07	5.32 to 5.34	10,000,000	10,000,000
Natexis Banques Populaires NY CD
12/12/07 to 2/4/08	5.33 to 5.42	77,000,000	76,999,998
Norinchukin Bank
3/1/07	5.35	11,000,000	11,000,000
Skandinaviska Enskilda Banken AB
3/30/07	5.35	1,400,000	1,399,827
Societe Generale
1/16/08	5.42	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp.
3/7/07 to 4/2/07	5.31 to 5.32	5,000,000	5,000,000
UniCredito Italiano Spa, New York
4/30/07	5.32 (d)	25,000,000	24,995,928
			324,395,794
TOTAL CERTIFICATES OF DEPOSIT			561,395,703
Commercial Paper - 26.3%

Aegis Finance LLC
3/12/07	5.31	5,000,000	4,991,933
American Wtr. Cap. Corp.
3/5/07 to 5/17/07	5.40 to 5.45 (b)	5,000,000	4,972,674
Aquifer Funding LLC
3/5/07 to 3/7/07	5.30	39,000,000	38,971,563
Aspen Funding Corp.
3/29/07	5.30	5,000,000	4,979,486
BellSouth Corp.
3/1/07	5.35	1,000,000	1,000,000
Burlington Northern Santa Fe Corp.
4/20/07 to 5/17/07	5.37 to 5.38 (b)	6,000,000	5,948,770
Capital One Multi-Asset Execution Trust
3/14/07	5.35	1,000,000	998,093
Citigroup Funding, Inc.
3/19/07 to 5/8/07	5.31 to 5.35	45,000,000	44,790,376
ConocoPhillips Qatar Funding Ltd.
3/20/07 to 4/13/07	5.37 to 5.43 (b)	17,664,000	17,611,068
Countrywide Financial Corp.
3/8/07 to 4/13/07	5.30 to 5.37	19,500,000	19,416,008
CVS Corp.
3/19/07 to 4/27/07	5.34 to 5.39	4,000,000	3,983,597
DaimlerChrysler NA Holding Corp.
3/2/07 to 5/11/07	5.38 to 5.45	13,500,000	13,421,343
Davis Square Funding V Corp.
3/5/07 to 3/16/07	5.31 to 5.35	12,000,000	11,983,140
DEPFA BANK PLC
3/20/07	5.35	5,000,000	4,986,199
Commercial Paper - continued
Due Date	Yield (a)	Principal Amount	Value
Devon Energy Corp.
3/15/07 to 8/16/07	5.35 to 5.44%	$ 6,500,000	$ 6,357,603
Dominion Resources, Inc.
3/6/07 to 3/22/07	5.36 to 5.37	3,000,000	2,993,189
Emerald (MBNA Credit Card Master Note Trust)
3/1/07 to 4/26/07	5.32 to 5.33	21,000,000	20,909,428
FCAR Owner Trust
3/15/07	5.32 to 5.33	7,000,000	6,985,724
Fortune Brands, Inc.
3/23/07 to 5/11/07	5.35 to 5.39	6,800,000	6,749,349
France Telecom SA
3/14/07 to 5/31/07	5.38 to 5.40 (b)	4,000,000	3,963,534
Giro Funding US Corp.
3/26/07 to 5/3/07	5.30 to 5.34	53,000,000	52,583,928
Grampian Funding LLC
3/5/07 to 4/10/07	5.32 to 5.35	65,000,000	64,794,040
Grenadier Funding Corp.
3/6/07 to 3/22/07	5.32 to 5.35	6,000,000	5,993,274
Harrier Finance Funding LLC
6/27/07	5.35 (b)	5,000,000	4,914,843
HSBC Finance Corp.
3/23/07	5.35	5,000,000	4,983,867
Hypo Real Estate Bank International AG
3/12/07 to 5/24/07	5.36 to 5.38	6,000,000	5,964,393
ITT Corp.
5/24/07	5.38	500,000	493,805
John Deere Capital Corp.
3/9/07 to 3/16/07	5.38 to 5.42	3,000,000	2,994,828
Kellogg Co.
3/9/07 to 3/22/07	5.38	2,000,000	1,995,723
Liberty Harbour II CDO Ltd./LLC
4/5/07 to 5/25/07	5.31 to 5.35 (b)	15,000,000	14,870,089
Market Street Funding Corp.
3/22/07	5.36	1,000,000	996,914
Michigan Gen. Oblig.
10/4/07	5.41 to 5.50	5,100,000	5,097,883
Monument Gardens Funding
3/1/07 to 5/14/07	5.30 to 5.33	32,000,000	31,897,709
Motown Notes Program
3/15/07 to 5/7/07	5.35 to 5.38	8,000,000	7,965,618
Nationwide Building Society
3/9/07	5.34	2,000,000	1,997,667
Nelnet Student Funding Ext CP LLC
3/7/07 to 5/8/07	5.30 to 5.34	46,000,000	45,921,122
Nissan Motor Acceptance Corp.
3/1/07 to 5/3/07	5.34 to 5.40	6,500,000	6,473,715
Pacific Gas & Electric Co.
3/5/07	5.35 (b)	3,000,000	2,998,220
Paradigm Funding LLC
3/26/07	5.39	4,000,000	3,985,444

Due Date	Yield (a)	Principal Amount	Value
Park Granada LLC
3/20/07 to 3/30/07	5.31 to 5.37%	$ 19,000,000	$ 18,927,934
Park Sienna LLC
3/28/07 to 5/29/07	5.31 to 5.36	49,000,000	48,789,502
Rockies Express Pipeline LLC
3/20/07 to 5/8/07	5.44 to 5.47 (b)	4,000,000	3,977,747
SABMiller PLC
3/7/07 to 3/22/07	5.34 to 5.35	7,750,000	7,738,571
Skandinaviska Enskilda Banken AB
7/19/07	5.35	2,000,000	1,959,322
Stratford Receivables Co. LLC
3/12/07 to 3/27/07	5.30 to 5.33	32,000,000	31,916,500
Textron Financial Corp.
3/21/07 to 5/31/07	5.35	3,000,000	2,980,790
The Walt Disney Co.
4/23/07 to 5/23/07	5.35 to 5.36	3,000,000	2,972,251
Three Rivers Funding Corp.
3/16/07	5.30	1,000,000	997,800
Time Warner Cable, Inc.
3/27/07 to 4/24/07	5.38 to 5.40	12,000,000	11,929,431
Time Warner, Inc.
4/5/07	5.38 (b)	1,000,000	994,808
Toyota Motor Credit Corp.
5/23/07 to 5/30/07	5.26 to 5.27	10,000,000	9,876,680
UniCredito Italiano Bank (Ireland) PLC
3/13/07 to 4/16/07	5.35 to 5.36	15,000,000	14,929,040
Verizon Communications, Inc.
3/13/07 to 4/3/07	5.32 to 5.34 (b)	2,000,000	1,993,363
Virginia Electric & Power Co.
3/13/07 to 3/14/07	5.34 to 5.35	1,507,000	1,504,173
Weatherford International Ltd.
3/6/07 to 3/26/07	5.34 to 5.35 (b)	3,000,000	2,991,865
WellPoint, Inc.
3/16/07 to 5/21/07	5.37 to 5.40	4,000,000	3,977,112
Whirlpool Corp.
5/31/07	5.38	1,500,000	1,479,866
Wisconsin Energy Corp.
3/16/07 to 8/8/07	5.36 to 5.46	4,000,000	3,969,728
Xcel Energy, Inc.
4/13/07	5.56	1,000,000	993,538
Zenith Funding Corp.
5/11/07	5.33 (b)	9,086,000	8,991,743
TOTAL COMMERCIAL PAPER			676,827,923
Federal Agencies - 0.3%

Federal Home Loan Bank
3/17/08	5.34	7,000,000	7,000,000
Master Notes - 1.5%
Due Date	Yield (a)	Principal Amount	Value
Asset Funding Co. III LLC
3/5/07	5.38 to 5.39% (d)(f)	$ 19,000,000	$ 19,000,000
Bear Stearns & Co., Inc.
8/27/07	5.38 (d)	12,000,000	12,000,000
Lehman Brothers Holdings, Inc.
3/12/07 to 6/28/07	5.43 to 5.46 (d)(f)	8,000,000	8,000,000
TOTAL MASTER NOTES			39,000,000
Medium-Term Notes - 26.0%

AIG Matched Funding Corp.
5/15/07	5.35 (d)	15,000,000	15,000,000
5/15/07 to 11/15/07	5.35 to 5.37 (b)(d)	23,000,000	23,000,000
Australia & New Zealand Banking Group Ltd.
3/23/07	5.32 (b)(d)	2,000,000	2,000,000
Banco Santander Totta SA
3/16/07	5.32 (b)(d)	10,000,000	10,000,000
Bank of New York Co., Inc.
3/27/07	5.38 (b)(d)	5,000,000	5,000,000
Banque Federative du Credit Mutuel (BFCM)
3/13/07	5.32 (b)(d)	28,000,000	28,000,000
Bayerische Landesbank Girozentrale
5/21/07	5.40 (d)	5,000,000	5,000,000
BellSouth Corp.
4/26/07	5.34 (b)	10,000,000	9,982,316
BMW U.S. Capital LLC
3/15/07	5.32 (d)	1,000,000	1,000,000
3/5/07	5.30 (b)(d)	1,000,000	1,000,000
BNP Paribas SA
5/21/07	5.33 (b)(d)	5,000,000	5,000,000
Caixa Catalunya
9/7/07	5.34 (c)(d)	10,000,000	10,000,000
Caja Madrid SA
4/19/07	5.36 (d)	5,000,000	5,000,000
Calyon New York Branch
3/2/07	5.26 (d)	5,000,000	4,999,338
CIT Group, Inc.
5/18/07	5.58 (d)	11,000,000	11,005,812
Commonwealth Bank of Australia
3/26/07	5.32 (d)	17,000,000	17,002,061
Compagnie Financiere du Credit Mutuel
6/9/07	5.36 (d)	8,000,000	8,000,000
ConocoPhillips
4/11/07	5.36 (d)	2,000,000	2,000,000
Countrywide Bank, Alexandria Virginia
3/15/07 to 3/23/07	5.33 (d)	7,000,000	6,999,840
Countrywide Financial Corp.
4/11/07	5.52 (d)	250,000	250,035

Due Date	Yield (a)	Principal Amount	Value
Credit Agricole SA
4/23/07	5.33% (d)	$ 30,000,000	$ 30,000,000
Cullinan Finance Corp.
5/27/07 to 6/25/07	5.32 to 5.38 (b)(d)	17,000,000	16,998,521
Cullinan Finance Ltd./Corp. MTN 144A
10/15/07	5.33 (b)	5,000,000	5,000,000
DnB NORBank ASA
3/26/07	5.31 (b)(d)	14,500,000	14,499,967
General Electric Capital Corp.
3/8/07 to 3/19/07	5.36 to 5.45 (d)	24,000,000	24,002,558
Genworth Life Insurance Co.
3/1/07	5.40 (d)(f)	5,000,000	5,000,000
Harrier Finance Funding LLC
3/20/07 to 4/11/07	5.31 to 5.35 (b)(d)	2,000,000	1,999,738
HBOS Treasury Services PLC
3/26/07	5.44 (d)	10,000,000	10,000,000
3/9/07	5.31 (b)(d)	5,000,000	4,999,684
HSBC Finance Corp.
3/26/07	5.35 (d)	2,000,000	2,000,000
HSH Nordbank AG
3/21/07 to 3/23/07	5.33 to 5.35 (b)(d)	11,000,000	11,000,000
ING USA Annuity & Life Insurance Co.
3/23/07	5.46 (d)(f)	1,000,000	1,000,000
Intesa Bank Ireland PLC
3/26/07	5.32 (b)(d)	24,000,000	24,000,000
John Deere Capital Corp.
4/20/07	5.43 (d)	4,000,000	4,001,079
K2 (USA) LLC
3/12/07	5.31 (b)(d)	4,000,000	3,999,791
Kestrel Funding PLC US LLC 144A
3/1/07	5.34 (b)(d)	1,000,000	1,000,000
Key Bank NA
3/19/07	5.38 (d)	1,000,000	1,000,019
Merrill Lynch & Co., Inc.
3/5/07 to 3/26/07	5.30 to 5.57 (d)	27,000,000	27,001,415
Metropolitan Life Global Funding I
3/6/07	5.33 (b)(d)	2,213,000	2,213,000
Morgan Stanley
3/1/07 to 3/15/07	5.38 to 5.45 (d)	15,016,000	15,021,139
National Rural Utils. Coop. Finance Corp.
3/5/07	5.30 (d)	1,000,000	1,000,000
Nationwide Building Society
3/28/07	5.44 (d)	5,000,000	5,001,339
Nordea Bank AB
3/2/07	5.26 (d)	16,000,000	15,997,892
Pacific Life Global Funding
3/5/07	5.37 (b)(d)	2,000,000	2,000,684
Medium-Term Notes - continued
Due Date	Yield (a)	Principal Amount	Value
RACERS
3/22/07	5.34% (b)(d)	$ 10,000,000	$ 10,000,000
Royal Bank of Scotland PLC
3/21/07	5.31 (b)(d)	8,500,000	8,500,000
Security Life of Denver Insurance Co.
5/29/07	5.44 (d)(f)	1,000,000	1,000,000
Sigma Finance, Inc.
3/12/07 to 3/15/07	5.31 to 5.32 (b)(d)	11,000,000	10,999,550
Skandinaviska Enskilda Banken AB
3/6/07 to 3/8/07	5.27 to 5.34 (d)	46,000,000	45,998,975
SLM Corp.
3/15/07	5.32 (b)(d)	5,000,000	5,000,000
4/25/07	5.58 (d)	20,000,000	20,017,936
Societe Generale
3/2/07	5.31 (b)(d)	11,000,000	11,000,276
3/30/07	5.27 (d)	25,000,000	24,997,619
UniCredito Italiano Bank (Ireland) PLC
3/30/07	5.29 (d)	5,000,000	4,999,627
3/9/07 to 3/15/07	5.33 (b)(d)	23,000,000	22,999,934
UniCredito Italiano Spa, New York
3/5/07 to 5/20/07	5.33 to 5.37 (d)	33,000,000	32,997,825
Vodafone Group PLC
3/29/07	5.42 (d)	3,000,000	2,999,963
Washington Mutual Bank
5/16/07 to 6/26/07	5.34 to 5.40 (d)	24,000,000	24,001,407
Washington Mutual Bank FA
3/26/07	5.30 (d)	12,000,000	11,999,979
4/30/07	5.34 (b)(d)	13,000,000	13,000,000
Wells Fargo & Co.
3/2/07 to 3/15/07	5.33 to 5.38 (d)	10,000,000	10,000,000
WestLB AG
3/12/07 to 3/30/07	5.36 to 5.39 (b)(d)	7,500,000	7,500,388
TOTAL MEDIUM-TERM NOTES			666,989,707
Short-Term Notes - 0.4%

Metropolitan Life Insurance Co.
4/2/07	5.48 (d)(f)	5,000,000	5,000,000
New York Life Insurance Co.
4/1/07	5.44 (d)(f)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			10,000,000
Asset-Backed Securities - 0.5%

Master Funding Trust I
3/26/07 to 8/27/07	5.35 to 5.42 (d)	10,504,000	10,504,000
Wind Trust
1/25/08	5.32 (b)(d)	2,000,000	2,000,000
TOTAL ASSET-BACKED SECURITIES			12,504,000
Municipal Securities - 1.0%
Due Date	Yield (a)	Principal Amount	Value

Catholic Health Initiatives 5.37% 6/5/07 to 6/14/07	$ 10,600,000	$ 10,600,000

Connecticut Hsg. Fin. Auth. (Hsg. Mortgage Fin. Prog.) Series F2, 5.32%, 3/7/07 VRDN (d)	5,000,000	5,000,000

Texas Gen. Oblig. Series E, 5.33%, 3/7/07 VRDN (d)	11,500,000	11,500,000
TOTAL MUNICIPAL SECURITIES		27,100,000
Repurchase Agreements - 23.5%
	Maturity Amount
In a joint trading account at 5.34% dated 2/28/07 due 3/1/07 (Collateralized by U.S. Government Obligations) #	$ 417,062	417,000
With:
Banc of America Securities LLC at 5.35%, dated 2/28/07 due 3/1/07 (Collateralized by Corporate Obligations valued at $89,760,000, 5.25% - 5.79%, 8/15/13 - 11/15/14)	88,013,078	88,000,000
Barclays Capital, Inc. at 5.35%, dated 2/28/07 due 3/1/07 (Collateralized by Corporate Obligations valued at $116,280,000, 5.07% - 6.57%, 12/15/09 - 3/25/37)	114,016,942	114,000,000
Citigroup Global Markets, Inc. at 5.37%, dated 2/28/07 due 3/1/07 (Collateralized by Mortgage Loan Obligations valued at $84,000,001, 4.36% - 6.12%, 9/15/21 - 1/25/46)	80,011,939	80,000,000
Deutsche Bank Securities, Inc. at:
5.35%, dated:
1/2/07 due 3/2/07 (Collateralized by Corporate Obligations valued at $18,394,406, 0% - 13.5%, 3/1/08 - 6/15/37)	18,157,825	18,000,000
1/29/07 due 4/30/07 (Collateralized by Corporate Obligations valued at $9,450,001, 12.39%, 11/1/13)	9,121,713	9,000,000
5.37%, dated:
1/19/07 due 4/19/07 (Collateralized by Corporate Obligations valued at $6,153,201, 5.15% - 9.5%, 1/15/11 - 5/10/45)	6,080,550	6,000,000
Repurchase Agreements - continued
	Maturity Amount	Value
With: - continued
Deutsche Bank Securities, Inc. at: - continued
5.37%, dated: - continued
2/12/07 due 5/14/07 (Collateralized by Corporate Obligations valued at $13,293,941, 0.92% - 9.5%, 10/1/07 - 5/25/36)	$ 13,176,464	$ 13,000,000
2/13/07 due 5/15/07 (Collateralized by Corporate Obligations valued at $13,292,380, 5.5% - 11.5%, 11/1/08 - 12/13/51)	13,176,464	13,000,000
Goldman Sachs & Co. at 5.41%, dated 2/21/07 due 5/24/07 (Collateralized by Corporate Obligations valued at $27,300,001, 6.85% - 8.75%, 11/15/13 - 11/15/15) (d)(e)	26,359,464	26,000,000
J.P. Morgan Securities, Inc. at 5.41%, dated 2/1/07 due 3/22/07 (Collateralized by Corporate Obligations valued at $19,027,388, 7.11% - 7.38%, 3/25/09 - 3/18/13) (d)(e)	18,132,545	18,000,000
Lehman Brothers, Inc. at 5.41%, dated 2/28/07 due 3/1/07 (Collateralized by Mortgage Loan Obligations valued at $99,752,009, 0% - 13.32%, 8/25/28 - 9/20/46)	95,014,276	95,000,000
Merrill Lynch, Pierce, Fenner & Smith at 5.42%, dated 1/17/07 due 4/17/07 (Collateralized by Corporate Obligations valued at $14,730,242, 9.86% - 10.75%, 12/1/11 - 2/1/16) (d)(e)	14,189,700	14,000,000
Morgan Stanley & Co. at:
5.36%, dated 2/1/07 due 3/22/07 (Collateralized by Mortgage Loan Obligations valued at $19,072,799, 4.87% - 6.5%, 6/25/35 - 7/19/36)	18,131,320	18,000,000
5.43%, dated 2/28/07 due 3/1/07 (Collateralized by Equity Securities valued at $96,600,000)	92,013,877	92,000,000
TOTAL REPURCHASE AGREEMENTS		604,417,000
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $2,612,237,057)		2,612,237,057
NET OTHER ASSETS - (1.7)%		(44,597,216)
NET ASSETS - 100%		$ 2,567,639,841
Security Type Abbreviations
VRDN VARIABLE RATE DEMAND NOTE
Legend
(a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating rate securities, the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $336,922,573 or 13.1% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end. Due dates for these security types are the next interest rate reset date or, when applicable, the final maturity date.

(e) The maturity amount is based on the rate at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $44,000,000 or 1.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Asset Funding Co. III LLC: 5.38%, 3/5/07	11/7/06	$ 10,000,000
5.39%, 3/5/07	8/29/06	$ 9,000,000
Genworth Life Insurance Co. 5.40%, 3/1/07	7/31/06	$ 5,000,000
ING USA Annuity & Life Insurance Co. 5.46%, 3/23/07	6/23/05	$ 1,000,000
Lehman Brothers Holdings, Inc.: 5.43%, 3/12/07	1/10/07	$ 6,000,000
5.46%, 6/28/07	12/11/06	$ 2,000,000
Metropolitan Life Insurance Co. 5.48%, 4/2/07	3/26/02	$ 5,000,000
New York Life Insurance Co. 5.44%, 4/1/07	2/28/02	$ 5,000,000
Security Life of Denver Insurance Co. 5.44%, 5/29/07	8/26/05	$ 1,000,000
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$417,000 due 3/01/07 at 5.34%
ABN AMRO Bank N.V., New York Branch	$ 34,991
Banc of America Securities LLC	112,581
Barclays Capital, Inc.	111,970
Bear Stearns & Co., Inc.	17,495
Countrywide Securities Corp.	34,991
Credit Suisse Securities (USA) LLC	17,495
Greenwich Capital Markets, Inc.	17,495
HSBC Securities (USA), Inc.	34,991
WestLB AG	34,991
$ 417,000
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $113,648 of which $88,157 and $25,491 will expire on February 28, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2007
Assets
Investment in securities, at value (including repurchase agreements of $604,417,000) - See accompanying schedule: Unaffiliated issuers (cost $2,612,237,057)		$ 2,612,237,057
Cash		35,461
Receivable for fund shares sold		53,177,864
Interest receivable		10,122,511
Prepaid expenses		5,695
Total assets		2,675,578,588

Liabilities
Payable for investments purchased Regular delivery	$ 72,870,089
Delayed delivery	10,000,000
Payable for fund shares redeemed	23,563,492
Distributions payable	751,857
Accrued management fee	455,475
Other affiliated payables	234,316
Other payables and accrued expenses	63,518
Total liabilities		107,938,747

Net Assets		$ 2,567,639,841
Net Assets consist of:
Paid in capital		$ 2,567,848,433
Distributions in excess of net investment income		(94,944)
Accumulated undistributed net realized gain (loss) on investments		(113,648)
Net Assets, for 2,567,636,760 shares outstanding		$ 2,567,639,841
Net Asset Value, offering price and redemption price per share ($2,567,639,841 ÷ 2,567,636,760 shares)		$ 1.00

Statement of Operations

Year ended February 28, 2007
Investment Income
Interest (including $93,999 from affiliated interfund lending)		$ 84,402,611

Expenses
Management fee	$ 3,748,566
Transfer agent fees	1,985,005
Accounting fees and expenses	158,573
Custodian fees and expenses	46,177
Independent trustees' compensation	5,193
Registration fees	117,801
Audit	39,996
Legal	3,484
Interest	15,334
Miscellaneous	26,697
Total expenses before reductions	6,146,826
Expense reductions	(49,985)	6,096,841
Net investment income		78,305,770
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		25,093
Net increase in net assets resulting from operations		$ 78,330,863

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 78,305,770	$ 23,835,548
Net realized gain (loss)	25,093	9,709
Net increase in net assets resulting from operations	78,330,863	23,845,257
Distributions to shareholders from net investment income	(78,307,384)	(23,834,293)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	4,415,464,744	1,877,724,222
Reinvestment of distributions	72,185,112	22,431,760
Cost of shares redeemed	(2,811,829,894)	(1,593,125,497)
Net increase (decrease) in net assets and shares resulting from share transactions	1,675,819,962	307,030,485
Total increase (decrease) in net assets	1,675,843,441	307,041,449

Net Assets
Beginning of period	891,796,400	584,754,951
End of period (including distributions in excess of net investment income of $94,944 and distributions in excess of net investment income of $93,331, respectively)	$ 2,567,639,841	$ 891,796,400

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 D	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.049	.033	.013	.009	.015
Distributions from net investment income	(.049)	(.033)	(.013)	(.009)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	4.97%	3.32%	1.29%	.86%	1.50%
Ratios to Average Net Assets C
Expenses before reductions	.39%	.40%	.39%	.40%	.38%
Expenses net of fee waivers, if any	.39%	.40%	.39%	.40%	.38%
Expenses net of all reductions	.38%	.40%	.39%	.40%	.38%
Net investment income	4.92%	3.34%	1.26%	.86%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,567,640	$ 891,796	$ 584,755	$ 607,620	$ 1,079,578

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Money Market Portfolio (the Fund) is a fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and capital loss carryforwards.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ -
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	-
Capital loss carryforward	(113,648)

Cost for federal income tax purposes	$ 2,612,237,057

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 78,307,384	$ 23,834,293

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance its yield, the Fund may enter into reverse repurchase agreements whereby the Fund transfers securities to a counterparty who then agrees to transfer them back to the Fund at a future date and agreed upon price, reflecting a rate of interest below market rate. The Fund receives cash proceeds, which are invested in other securities, and agrees to repay the proceeds plus accrued interest in return for the same securities transferred. The Fund continues to receive interest payments on the transferred securities during the term of the reverse repurchase agreement. During the period that a reverse repurchase agreement is outstanding, the Fund identifies cash and liquid securities as segregated in its custodian records with a value at least equal to its obligation under the agreement. If the counterparty defaults on its obligation, because of insolvency or other reasons, the Fund could experience delays and costs in recovering the security or in gaining access to the collateral. The average daily balance during the period for which reverse repurchase agreements were outstanding amounted to $6,758,053. The weighted average interest rate was 4.30%. At period end, there were no reverse repurchase agreements outstanding.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the Fund's gross annualized yield. The rate increases as the Fund's gross yield increases.

During the period the income-based portion of this fee was $1,847,345 or an annual rate of .12% of the Fund's average net assets. For the period, the Fund's total annual management fee rate was .24% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of ..12% of average net assets.

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 16,256,359	5.34%

5. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $2,508 and $47,477, respectively.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Money Market Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Money Market Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Money Market Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of Select Money Market Portfolio. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (59)

Year of Election or Appointment: 2002

Vice President of Select Money Market Portfolio. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Money Market Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Money Market Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Money Market Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Money Market Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Money Market Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005- present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Money Market Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Money Market Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005- present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Money Market Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Select Money Market Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Money Market Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Money Market Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of .65% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $78,194,455 of distributions paid during the period January 1, 2007 year to February 28, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.,

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

SELMM-UANN-0407
1.813604.102

Fidelity®

Select Portfolios®

Materials Sector

Select Chemicals Portfolio

Select Gold Portfolio

Select Materials Portfolio (formerly Select Industrial Materials Portfolio)

Select Paper and Forest Products Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Notes to Shareholders	<Click Here>	An explanation of the changes to the funds.
Chemicals	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Paper and Forest Products	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Materials Sector are described in detail below.

Chemicals

The fund is now benchmarked to the MSCI US Investable Market Chemicals Index.

Gold

The fund is now benchmarked to the S&P/Citigroup BMI Global Gold Index.

Materials (formerly Industrial Materials)

Shareholders approved broadening the fund's focus beyond materials used in the industrials sector. The fund will invest in companies engaged in the manufacture, mining, processing or distribution of raw materials and intermediate goods of all types, including industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals or other natural or synthetic materials. The fund is now benchmarked to the MSCI US Investable Market Materials Index.

Paper and Forest Products

The fund is now benchmarked to the MSCI US Investable Market Materials Index.

Annual Report

Select Chemicals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Chemicals Portfolio	18.51%	15.28%	10.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Chemicals Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Chemicals Portfolio

Management's Discussion of Fund Performance

Comments from Duffy Fischer, who became Portfolio Manager of Fidelity® Select Chemicals Portfolio on December 1, 2006

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, the fund returned 18.51%, versus a gain of 21.18% for Morgan Stanley Capital InternationalSM
(MSCI®) US Investable Market Chemicals Index and the 17.23% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months 1. During the same 12-month period, the fund also outpaced the S&P 500. During the first seven months of the review period, the fund outperformed the Goldman Sachs index. The fund's focus on chemicals stocks helped it avoid exposure to a number of lagging industries within the more broadly based index. For example, having no investments in homebuilders - an area typically outside the focus of the fund - boosted returns. At the same time, the fund's overweighting in traditional segments of the chemicals industry that performed well, including fertilizers/agricultural chemicals and industrial gases, helped the return, as did some good picks within diversified chemicals. Among individual names, Albemarle, which makes additives for end markets such as plastics, was a top contributor, as was specialty chemicals producer OM Group and agricultural biotechnology concern Monsanto. We sold Albemarle by period end. On the other hand, the fund had disappointing results from some holdings within the otherwise strong commodity and specialty chemicals groups, including Celanese and Chemtura, respectively. Having virtually no exposure to the solid gains from aerospace and defense stocks - the largest segment of the Goldman Sachs index - also hurt. In the final five months of the review period, the fund outperformed the MSCI index. Strong stock selection drove results, with Celanese and Chemtura bouncing back from their weak performances in the first seven months to become top contributors. Unfavorable industry positioning partially offset gains. Specifically, the fund's underweighting in the strong performing fertilizer/agricultural chemicals group and overweightings in the lagging industrial gases and specialty chemicals segments detracted. Among individual detractors, Georgia Gulf, which makes plastics primarily for the housing industry, declined sharply.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Chemicals Index, which returned 15.19% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 17.23%

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Actual	$ 1,000.00	$ 1,192.50	$ 5.49**
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.79	$ 5.06**

* Expenses are equal to the Fund's annualized expense ratio of 1.01%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**If fees effective January 1, 2007 had been in effect during the entire period, the annualized expense ratio would have been .94% and the expenses paid in the actual and hypothetical examples above would have been $5.11 and $4.71 respectively.

Annual Report

Select Chemicals Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	11.2	3.9
Dow Chemical Co.	9.5	0.5
Monsanto Co.	7.6	6.9
Air Products & Chemicals, Inc.	6.8	6.2
Praxair, Inc.	6.1	4.8
Ecolab, Inc.	4.6	0.9
PPG Industries, Inc.	4.5	3.1
Celanese Corp. Class A	4.5	3.4
Sigma Aldrich Corp.	4.1	0.0
Rohm & Haas Co.	4.1	5.2
	63.0
Top Industries (% of fund's net assets)
As of February 28, 2007
Chemicals	93.1%
All Others*	6.9%

As of August 31, 2006
Chemicals	85.7%
Industrial Conglomerates	6.1%
Trading Companies & Distributors	4.0%
Metals & Mining	1.1%
Marine	0.8%
All Others*	2.3%

* Includes short-term investments and net other assets.

Annual Report

Select Chemicals Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CHEMICALS - 93.1%
Commodity Chemicals - 5.7%
Celanese Corp. Class A	187,886	$ 5,369,782
Georgia Gulf Corp.	21,116	405,005
Lyondell Chemical Co.	14,200	452,412
Spartech Corp.	20,000	529,600
		6,756,799
Diversified Chemicals - 32.2%
Ashland, Inc.	35,400	2,321,532
Cabot Corp.	24,600	1,100,112
Dow Chemical Co.	258,300	11,313,540
E.I. du Pont de Nemours & Co.	265,100	13,453,825
FMC Corp.	33,356	2,454,001
Fufeng Group Ltd.	36,000	12,210
Hercules, Inc. (a)	28,700	578,592
Huntsman Corp.	70,000	1,431,500
Olin Corp.	29,000	501,700
PPG Industries, Inc.	81,600	5,406,000
		38,573,012
Fertilizers & Agricultural Chemicals - 9.9%
American Vanguard Corp. (d)	30,000	517,800
Monsanto Co.	173,200	9,125,908
The Mosaic Co.	53,900	1,371,216
The Scotts Miracle-Gro Co. Class A	20,000	882,200
		11,897,124
Industrial Gases - 16.0%
Air Products & Chemicals, Inc.	108,700	8,132,934
Airgas, Inc.	77,000	3,177,790
L'Air Liquide SA	2,310	529,676
Praxair, Inc.	118,060	7,283,121
		19,123,521
Specialty Chemicals - 29.3%
Chemtura Corp.	287,773	3,303,634
Cytec Industries, Inc.	45,000	2,646,900
Ecolab, Inc.	131,500	5,562,450
H.B. Fuller Co.	19,435	485,292
International Flavors & Fragrances, Inc.	10,000	468,000
Lubrizol Corp.	19,800	1,029,600
Minerals Technologies, Inc.	57,200	3,540,108

	Shares	Value
Nalco Holding Co.	24,600	$ 587,940
OM Group, Inc. (a)	14,600	739,782
OMNOVA Solutions, Inc. (a)	195,300	1,187,424
PolyOne Corp. (a)	65,000	436,150
Rockwood Holdings, Inc. (a)	54,200	1,476,950
Rohm & Haas Co.	93,300	4,931,838
RPM International, Inc.	123,800	2,896,920
Sigma Aldrich Corp.	121,000	4,961,000
Valspar Corp.	30,300	821,433
		35,075,421
TOTAL CHEMICALS		111,425,877
TOTAL COMMON STOCKS (Cost $86,736,383)		111,425,877
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 5.35% (b)	6,507,449	6,507,449
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	469,900	469,900
TOTAL MONEY MARKET FUNDS (Cost $6,977,349)		6,977,349
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $93,713,732)		118,403,226
NET OTHER ASSETS - 1.1%		1,271,287
NET ASSETS - 100%		$ 119,674,513
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 130,732
Fidelity Securities Lending Cash Central Fund	8,007
Total	$ 138,739

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $438,404) - See accompanying schedule: Unaffiliated issuers (cost $86,736,383)	$ 111,425,877
Fidelity Central Funds (cost $6,977,349)	6,977,349
Total Investments (cost $93,713,732)		$ 118,403,226
Cash		4,435,190
Receivable for fund shares sold		1,645,238
Dividends receivable		215,246
Distributions receivable from Fidelity Central Funds		26,200
Prepaid expenses		364
Other receivables		1,726
Total assets		124,727,190

Liabilities
Payable for investments purchased	$ 3,973,742
Payable for fund shares redeemed	490,642
Accrued management fee	53,778
Other affiliated payables	29,785
Other payables and accrued expenses	34,830
Collateral on securities loaned, at value	469,900
Total liabilities		5,052,677

Net Assets		$ 119,674,513
Net Assets consist of:
Paid in capital		$ 91,946,188
Undistributed net investment income		335,388
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,703,407
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,689,530
Net Assets, for 1,695,123 shares outstanding		$ 119,674,513
Net Asset Value, offering price and redemption price per share ($119,674,513 ÷ 1,695,123 shares)		$ 70.60

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 1,678,928
Special dividends		361,080
Interest		34
Income from Fidelity Central Funds		138,739
Total income		2,178,781

Expenses
Management fee	$ 548,328
Transfer agent fees	338,395
Accounting and security lending fees	43,988
Custodian fees and expenses	17,494
Independent trustees' compensation	393
Registration fees	26,970
Audit	38,648
Legal	2,015
Interest	4,428
Miscellaneous	8,799
Total expenses before reductions	1,029,458
Expense reductions	(4,421)	1,025,037
Net investment income (loss)		1,153,744
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,883,229
Foreign currency transactions	(373)
Total net realized gain (loss)		12,882,856
Change in net unrealized appreciation (depreciation) on: Investment securities	1,610,917
Assets and liabilities in foreign currencies	36
Total change in net unrealized appreciation (depreciation)		1,610,953
Net gain (loss)		14,493,809
Net increase (decrease) in net assets resulting from operations		$ 15,647,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,153,744	$ 1,392,660
Net realized gain (loss)	12,882,856	8,464,954
Change in net unrealized appreciation (depreciation)	1,610,953	(19,060,117)
Net increase (decrease) in net assets resulting from operations	15,647,553	(9,202,503)
Distributions to shareholders from net investment income	(1,181,285)	(1,112,957)
Distributions to shareholders from net realized gain	(13,503,574)	(3,981,293)
Total distributions	(14,684,859)	(5,094,250)
Share transactions Proceeds from sales of shares	64,860,259	165,619,044
Reinvestment of distributions	14,065,125	4,584,255
Cost of shares redeemed	(74,979,800)	(278,412,897)
Net increase (decrease) in net assets resulting from share transactions	3,945,584	(108,209,598)
Redemption fees	36,993	91,100
Total increase (decrease) in net assets	4,945,271	(122,415,251)

Net Assets
Beginning of period	114,729,242	237,144,493
End of period (including undistributed net investment income of $335,388 and undistributed net investment income of $599,195, respectively)	$ 119,674,513	$ 114,729,242
Other Information Shares
Sold	935,612	2,445,897
Issued in reinvestment of distributions	209,640	70,266
Redeemed	(1,100,860)	(4,180,989)
Net increase (decrease)	44,392	(1,664,826)

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 69.50	$ 71.52	$ 51.75	$ 36.79	$ 43.09
Income from Investment Operations
Net investment income (loss) C	.82 F	.52	.45 G	.46	.38
Net realized and unrealized gain (loss)	11.08	(.33)	19.83	14.82	(6.21)
Total from investment operations	11.90	.19	20.28	15.28	(5.83)
Distributions from net investment income	(.87)	(.52)	(.18)	(.37)	(.39)
Distributions from net realized gain	(9.96)	(1.72)	(.38)	-	(.14)
Total distributions	(10.83)	(2.24)	(.56)	(.37)	(.53)
Redemption fees added to paid in capital C	.03	.03	.05	.05	.06
Net asset value, end of period	$ 70.60	$ 69.50	$ 71.52	$ 51.75	$ 36.79
Total Return A,B	18.51%	.51%	39.38%	41.73%	(13.49)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.06%	1.04%	1.08%	1.48%	1.54%
Expenses net of fee waivers, if any	1.06%	1.04%	1.08%	1.48%	1.54%
Expenses net of all reductions	1.06%	.99%	1.04%	1.43%	1.50%
Net investment income (loss)	1.19% F	.78%	.73% G	1.03%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,675	$ 114,729	$ 237,144	$ 50,502	$ 28,339
Portfolio turnover rate E	90%	141%	73%	107%	114%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%. G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended February 28, 2004, net investment income per share and the ratio of net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.07 per share and .12%, respectively. The change in estimate has no impact on total net assets or total return of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is represented in the Financial Highlights. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 25,492,549
Unrealized depreciation	(893,925)
Net unrealized appreciation (depreciation)	24,598,624
Undistributed ordinary income	1,038,532
Undistributed long-term capital gain	166,603

Cost for federal income tax purposes	$ 93,804,602

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 1,181,285	$ 2,230,128
Long-term Capital Gains	13,503,574	2,864,122
Total	$ 14,684,859	$ 5,094,250

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,471,462 and $105,061,835, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of ..35% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Chemicals Portfolio	$ 690

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $372 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,874,800	4.64%	$ 4,428

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $266 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,007.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,254 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $1,509.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Select Gold Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Gold	16.19%	22.89%	6.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Gold Portfolio

Management's Discussion of Fund Performance

Comments from Daniel Dupont, Portfolio Manager of Fidelity® Select Gold Portfolio

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, Gold returned 16.19%, beating the 10.69% return of the Standard & Poor's®/Citigroup BMI Global Gold Index and also topping the 12.67% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the new S&P®/Citigroup benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the portfolio also beat the S&P 500. For the first seven months of the review period, the fund outperformed the Goldman Sachs index. Favorable stock selection in precious metals and minerals added considerable value, although the benefits largely were offset by an overweighted exposure to that group, which lagged the index. The fund's positions in platinum producers were especially beneficial. A lack of exposure to most energy-related groups also helped, as crude oil and natural gas prices fell sharply in the early fall after peaking during the summer. During the same seven months, the price of gold finished modestly higher, which helped the fund. Our cash position provided a boost as well. Conversely, unrewarding picks in the diversified metals and mining segment hurt the fund's results. Not owning integrated oil and gas producers, one of the stronger energy categories and a major group in the Goldman Sachs index, also detracted. Further, the fund's absolute performance was curbed by unfavorable currency movements. Among individual holdings, Canada-based Cambior was a notable contributor; the company received a lucrative buyout offer from IAMGOLD in September, helping the stock. Also boosting the fund's return was Aquarius Platinum, a Bermuda-incorporated company based in Australia, with significant properties in South Africa. Both contributors were out-of-benchmark positions, and I sold Aquarius Platinum to lock in profits. On the downside, Aber Diamond was the fund's largest detractor during the seven-month period. Flat diamond prices and a harsh Canadian winter that closed access roads for longer than normal were factors hurting the stock. During the final five months of the period, the fund handily outperformed the S&P/Citigroup index. Stock picking in precious metals and minerals again added value, along with effective choices in diversified metals and mining. Significantly underweighting Canada-based Barrick Gold aided our results. Also having a positive impact on performance was Bema Gold, another Canadian producer of the yellow metal, which was acquired during the period by Kinross Gold. Conversely, not owning Yamana Gold detracted. Although I thought the stock was overvalued, it advanced amid excitement about the company's flagship Chapada mine in Brazil beginning production on schedule in November and early indications that production was meeting or exceeding expectations. Overall, the fund shifted to a higher concentration in gold stocks, bringing it more in line with the new S&P/Citigroup benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the S&P/Citigroup BMI Global Gold Index, which returned 9.80% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and S&P/Citigroup) returned 12.67%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Gold class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C, and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 998.10	$ 2.44B
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.66 C
Class T
Actual	$ 1,000.00	$ 997.00	$ 3.16B
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.30 C
Class B
Actual	$ 1,000.00	$ 996.20	$ 4.23B
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.79 C
Class C
Actual	$ 1,000.00	$ 995.60	$ 4.36 B
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09 C
Gold
Actual	$ 1,000.00	$ 1,050.90	$ 4.47 B
HypotheticalA	$ 1,000.00	$ 1,020.43	$ 4.41 C
Institutional Class
Actual	$ 1,000.00	$ 998.40	$ 2.03 B
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71 C
A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Gold class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for the Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Gold Portfolio

Shareholder Expense Example - continued

Annualized Expense Ratio
Class A	1.13%
Class T	1.46%
Class B	1.96%
Class C	2.02%
Gold	.88%
Institutional Class	.94%

Annual Report

Select Gold Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Newcrest Mining Ltd.	9.6	9.1
Meridian Gold, Inc.	9.6	9.5
Newmont Mining Corp.	8.5	4.6
Barrick Gold Corp.	8.1	5.4
IAMGOLD Corp.	5.7	2.5
Kinross Gold Corp.	5.5	0.0
Goldcorp, Inc.	4.6	2.3
Lihir Gold Ltd.	4.4	1.9
Gold Fields Ltd. sponsored ADR	4.1	1.3
Arizona Star Resource Corp.	3.0	2.0
	63.1
Top Industries (% of fund's net assets)
As of February 28, 2007
Gold	78.8%
Precious Metals & Minerals	10.4%
Diversified Metals & Mining	1.1%
All Others*	9.7%

As of August 31, 2006
Gold	54.8%
Precious Metals & Minerals	26.4%
Diversified Metals & Mining	9.2%
All Others*	9.6%

* Includes short-term investments and net other assets.

Annual Report

Select Gold Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value
Australia - 10.0%
METALS & MINING - 10.0%
Gold - 9.6%
Newcrest Mining Ltd.	7,999,971	$ 142,145,664
Precious Metals & Minerals - 0.4%
Central Asia Gold Ltd. (a)(e)	12,025,834	5,874,969
TOTAL METALS & MINING		148,020,633
Canada - 51.0%
METALS & MINING - 51.0%
Gold - 42.9%
Agnico-Eagle Mines Ltd.	200,000	7,873,114
Alamos Gold, Inc. (a)	600,000	4,745,415
Arizona Star Resource Corp. (a)(e)	3,800,000	43,863,024
Barrick Gold Corp.	4,000,000	119,430,550
Bema Gold Corp. warrants 9/7/11 (a)	600,000	1,282,545
Coral Gold Resources Ltd. (a)(e)	672,200	2,034,618
Crystallex International Corp. (a)	11,000,000	32,918,644
Eldorado Gold Corp. (a)	1,500,000	8,952,161
Goldcorp, Inc.	2,516,900	67,530,522
High River Gold Mines Ltd. (a)(f)	1,000,000	1,915,267
High River Gold Mines Ltd. warrants 1/27/08 (a)	332,500	107,730
IAMGOLD Corp.	10,000,000	83,536,403
Kinross Gold Corp. (a)	5,787,600	81,354,490
Meridian Gold, Inc. (a)(e)	5,160,000	141,535,462
Novagold Resources, Inc. (a)	600,000	9,901,244
Orezone Resources, Inc. Class A (a)(e)	10,000,000	18,041,127
Tone Resources Ltd. (a)(e)	1,908,400	2,366,021
White Knight Resources Ltd. (a)(e)	3,955,300	6,087,418
		633,475,755
Precious Metals & Minerals - 8.1%
Aber Diamond Corp.	799,990	28,591,836
Minefinders Corp. Ltd. (a)(e)	3,100,000	33,742,038
Nevada Pacific Gold Ltd. (a)	2,699,900	2,677,854
Pan American Silver Corp. (a)(d)	500,000	15,010,004
Shore Gold, Inc. (a)	6,000,000	39,245,864
SouthernEra Diamonds, Inc. Class A (a)	2,210,000	510,196
		119,777,792
TOTAL METALS & MINING		753,253,547

	Shares	Value
Papua New Guinea - 4.4%
METALS & MINING - 4.4%
Gold - 4.4%
Lihir Gold Ltd. (a)(d)	25,000,020	$ 65,399,902
Peru - 1.9%
METALS & MINING - 1.9%
Precious Metals & Minerals - 1.9%
Compania de Minas Buenaventura SA	400,000	10,905,672
Compania de Minas Buenaventura SA sponsored ADR (d)	600,000	16,632,000
		27,537,672
Russia - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Polyus Gold OJSC sponsored ADR (a)	150,000	7,807,500
South Africa - 8.1%
METALS & MINING - 8.1%
Gold - 8.1%
Anglogold Ashanti Ltd. sponsored ADR	800,000	35,248,000
Gold Fields Ltd.	175,000	3,085,250
Gold Fields Ltd. sponsored ADR (d)	3,400,000	59,942,000
Harmony Gold Mining Co. Ltd. (a)	1,300,000	17,979,000
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	200,000	2,766,000
		119,020,250
United Kingdom - 3.4%
METALS & MINING - 3.4%
Diversified Metals & Mining - 1.1%
African Platinum PLC (a)	15,000,000	15,985,305
Gold - 2.3%
Randgold Resources Ltd. sponsored ADR	1,500,000	34,350,000
TOTAL METALS & MINING		50,335,305
United States of America - 11.0%
METALS & MINING - 11.0%
Gold - 11.0%
Newmont Mining Corp.	2,800,000	126,196,000
Royal Gold, Inc. (d)	1,000,000	33,100,000
US Gold Corp. (a)	728,400	3,350,640
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	566,753
		163,213,393
TOTAL COMMON STOCKS (Cost $1,065,462,510)		1,334,588,202
Money Market Funds - 9.6%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	129,196,888	$ 129,196,888
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	12,653,825	12,653,825
TOTAL MONEY MARKET FUNDS (Cost $141,850,713)		141,850,713
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,207,313,223)	1,476,438,915
NET OTHER ASSETS - 0.1%	1,635,942
NET ASSETS - 100%	$ 1,478,074,857
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,915,267, or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $566,753 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,327,656
Fidelity Securities Lending Cash Central Fund	679,059
Total	$ 8,006,715
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aber Diamond Corp.	$ 101,949,189	$ 42,793,742	$ 99,101,298	$ 2,210,686	$ -
Arizona Star Resource Corp.	15,418,356	22,659,170	-	-	43,863,024
Bolivar Gold Corp.	31,025,393	-	31,022,986	-	-
Cambior, Inc.	65,449,104	16,604,300	30,024,720	-	-
Central Asia Gold Ltd.	-	4,104,140	-	-	5,874,969
Coral Gold Resources Ltd.	-	2,147,230	-	-	2,034,618
Crystallex International Corp.	42,908,067	2,972,762	17,990,417	-	-
Meridian Gold, Inc.	126,303,743	31,759,576	29,346,935	-	141,535,462
Minefinders Corp. Ltd.	29,636,932	4,727,146	12,087,665	-	33,742,038
Orezone Resources, Inc. Class A	14,417,110	5,744,298	-	-	18,041,127
Tone Resources Ltd.	-	2,726,660	-	-	2,366,021
White Knight Resources Ltd.	-	7,289,086	-	-	6,087,418
Total	$ 427,107,894	$ 143,528,110	$ 219,574,021	$ 2,210,686	$ 253,544,677
Income Tax Information

The fund has a capital loss carryforward of $5,961,929, which was acquired in the merger with Select Precious Metals and Minerals, which will expire on February 29, 2008, and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $12,630,696) - See accompanying schedule: Unaffiliated issuers (cost $874,630,732)	$ 1,081,043,525
Fidelity Central Funds (cost $141,850,713)	141,850,713
Other affiliated issuers (cost $190,831,778)	253,544,677
Total Investments (cost $1,207,313,223)		$ 1,476,438,915
Receivable for investments sold		16,410,389
Receivable for fund shares sold		6,177,590
Dividends receivable		593,802
Distributions receivable from Fidelity Central Funds		447,486
Prepaid expenses		6,183
Other receivables		68,504
Total assets		1,500,142,869

Liabilities
Payable for fund shares redeemed	$ 8,250,825
Accrued management fee	705,891
Distribution fees payable	1,403
Other affiliated payables	328,864
Other payables and accrued expenses	127,204
Collateral on securities loaned, at value	12,653,825
Total liabilities		22,068,012

Net Assets		$ 1,478,074,857
Net Assets consist of:
Paid in capital		$ 1,198,251,552
Undistributed net investment income		9,093,033
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,645,198
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		269,085,074
Net Assets		$ 1,478,074,857

Statement of Assets and Liabilities - continued

February 28, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,857,186 ÷ 50,846 shares)	$ 36.53

Maximum offering price per share (100/94.25 of $36.53)	$ 38.76
Class T: Net Asset Value and redemption price per share ($1,093,110 ÷ 29,954 shares)	$ 36.49

Maximum offering price per share (100/96.50 of $36.49)	$ 37.81
Class B: Net Asset Value and offering price per share ($902,208 ÷ 24,742 shares)A	$ 36.46

Class C: Net Asset Value and offering price per share ($437,368 ÷ 12,002 shares)A	$ 36.44

Gold: Net Asset Value, offering price and redemption price per share ($1,473,399,921 ÷ 40,321,271 shares)	$ 36.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($385,064 ÷ 10,539 shares)	$ 36.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends (including $2,210,686 earned from other affiliated issuers)		$ 10,716,485
Special dividends		3,157,383
Interest		10,770
Income from Fidelity Central Funds		8,006,715
Total income		21,891,353

Expenses
Management fee	$ 8,349,362
Transfer agent fees	3,783,836
Distribution fees	2,316
Accounting and security lending fees	542,179
Custodian fees and expenses	314,883
Independent trustees' compensation	5,822
Registration fees	203,492
Audit	42,802
Legal	25,393
Miscellaneous	63,112
Total expenses before reductions	13,333,197
Expense reductions	(537,549)	12,795,648
Net investment income (loss)		9,095,705
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,844,457
Other affiliated issuers	(63,460)
Foreign currency transactions	(538,205)
Total net realized gain (loss)		107,242,792
Change in net unrealized appreciation (depreciation) on: Investment securities	60,342,102
Assets and liabilities in foreign currencies	(202,987)
Total change in net unrealized appreciation (depreciation)		60,139,115
Net gain (loss)		167,381,907
Net increase (decrease) in net assets resulting from operations		$ 176,477,612

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,095,705	$ 1,051,643
Net realized gain (loss)	107,242,792	215,186,894
Change in net unrealized appreciation (depreciation)	60,139,115	130,381,517
Net increase (decrease) in net assets resulting from operations	176,477,612	346,620,054
Distributions to shareholders from net investment income	(754,152)	(507,609)
Distributions to shareholders from net realized gain	(195,955,908)	(106,134,254)
Total distributions	(196,710,060)	(106,641,863)
Share transactions - net increase (decrease)	170,798,657	378,795,227
Redemption fees	1,843,164	1,675,648
Total increase (decrease) in net assets	152,409,373	620,449,066

Net Assets
Beginning of period	1,325,665,484	705,216,418
End of period (including undistributed net investment income of $9,093,033 and undistributed net investment income of $1,049,798, respectively)	$ 1,478,074,857	$ 1,325,665,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(.07) H
Total from investment operations	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.53
Total Return B,C,D	(.19)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.13% A
Expenses net of fee waivers, if any	1.13% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,857
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.09) H
Total from investment operations	(.12)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.49
Total Return B,C,D	(.30)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.46% A
Expenses net of fee waivers, if any	1.46% A
Expenses net of all reductions	1.43% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,093
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(.08) H
Total from investment operations	(.15)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.46
Total Return B,C,D	(.38)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.96% A
Expenses net of fee waivers, if any	1.96% A
Expenses net of all reductions	1.93% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 902
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(.10) H
Total from investment operations	(.17)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.44
Total Return B,C,D	(.44)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.02% A
Expenses net of fee waivers, if any	2.02% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 437
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.91	$ 27.46	$ 27.21	$ 22.73	$ 18.25
Income from Investment Operations
Net investment income (loss) C	.22 F	.04	.02 G	(.01)	.05
Net realized and unrealized gain (loss)	5.49	12.21	.18	5.85	4.67
Total from investment operations	5.71	12.25	.20	5.84	4.72
Distributions from net investment income	(.02)	(.02)	-	(1.42)	(.36)
Distributions from net realized gain	(5.10)	(3.84)	-	-	-
Total distributions	(5.12)	(3.86)	-	(1.42)	(.36)
Redemption fees added to paid in capital C	.04	.06	.05	.06	.12
Net asset value, end of period	$ 36.54	$ 35.91	$ 27.46	$ 27.21	$ 22.73
Total Return A,B	16.19%	48.84%	.92%	26.79%	26.68%
Ratios to Average Net Assets D,H
Expenses before reductions	.90%	.97%	1.00%	1.12%	1.18%
Expenses net of fee waivers, if any	.90%	.97%	1.00%	1.12%	1.18%
Expenses net of all reductions	.87%	.82%	.89%	1.04%	1.11%
Net investment income (loss)	.62% F	.13%	.07% G	(.03)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,473,400	$ 1,325,665	$ 705,216	$ 735,744	$ 686,029
Portfolio turnover rate E	85%	108%	79%	41%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	(.08) G
Total from investment operations	(.07)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 36.54
Total Return B,C	(.16)%
Ratios to Average Net Assets E,I
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.91% A
Net investment income (loss)	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 385
Portfolio turnover rate F	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Gold on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 209,837,322
Unrealized depreciation	(18,779,101)
Net unrealized appreciation (depreciation)	191,058,221
Undistributed ordinary income	37,037,784
Undistributed long-term capital gain	32,067,203

Cost for federal income tax purposes	$ 1,285,380,694

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 72,402,616	$ 8,912,605
Long-term Capital Gains	124,307,444	97,688,205
Total	$ 196,710,060	$ 106,600,810

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,177,686,107 and $1,142,903,243, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 339	$ 59
Class T	.25%	.25%	811	97
Class B	.75%	.25%	783	646
Class C	.75%	.25%	383	286
			$ 2,316	$ 1,088

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,097
Class T	551
$ 4,648

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Gold. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Gold shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 163.13
Class T	354.23
Class B	118.16
Class C	94.26
Gold	3,783,019.26
Institutional Class	88.25
	$ 3,783,836

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Gold Portfolio	$ 8,580

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $165 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,802 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $679,059.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Gold's operating expenses. During the period, this reimbursement reduced the class' expenses by $57,675.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $419,936 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18,002. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 21,672

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Gold	$ 754,152	$ 507,609
From net realized gain
Gold	$ 195,955,908	$ 106,134,254

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007A	2006	2007A	2006
Class A
Shares sold	52,274	-	$ 1,914,223	$ -
Shares redeemed	(1,428)	-	(52,108)	-
Net increase (decrease)	50,846	-	$ 1,862,115	$ -
Class T
Shares sold	29,954	-	$ 1,097,866	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	29,954	-	$ 1,097,866	$ -
Class B
Shares sold	24,802	-	$ 903,324	$ -
Shares redeemed	(60)	-	(2,269)	-
Net increase (decrease)	24,742	-	$ 901,055	-
Class C
Shares sold	12,002	-	$ 438,523	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	12,002	-	$ 438,523	-
Gold
Shares sold	37,990,378	35,716,956	$ 1,364,967,296	$ 1,098,070,139
Reinvestment of distributions	5,102,742	3,522,978	188,386,905	102,614,627
Shares redeemed	(39,683,634)	(28,011,502)	(1,387,242,690)	(821,889,539)
Net increase (decrease)	3,409,486	11,228,432	$ 166,111,511	$ 378,795,227
Institutional Class
Shares sold	11,934	-	$ 438,322	$ -
Shares redeemed	(1,395)	-	(50,735)	-
Net increase (decrease)	10,539	-	$ 387,587	-

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Select Materials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Materials	22.29%	18.79%	10.24%

Prior to October 1, 2006, Select Materials Portfolio was named Select Industrial Materials Portfolio and operated under certain different investment policies. The historical performance for this fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Materials Portfolio

Management's Discussion of Fund Performance

Comments from Jody Simes, Portfolio Manager of Fidelity® Select Materials Portfolio during the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, Materials returned 22.29%, underperforming the 23.99% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index and the 23.58% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund beat the S&P 500. The new supplemental benchmark reflects a broadening of the fund's focus beyond materials used in the industrials sector. As such, the fund experienced some shifts in its industry weightings. The main factor behind the fund's modest outperformance of the Goldman Sachs index during the first seven months was strong security selection in diversified metals and mining, a group that is not part of the index. Not owning homebuilding stocks also helped, as this area of the index declined. Overweighting coal and consumable fuels dampened the fund's return, although that loss was partially offset by good security selection there. Not owning aerospace and defense, a strong performing part of the index during the seven-month period, hurt as well. Top contributors included our out-of-benchmark positions in three Canadian metals and mining stocks: Falconbridge, Inco and Skye Resources. The two main detractors also were not found in the index: coal company Peabody Energy and aluminum producer Alcan. During the last five months of the period, the fund underperformed its new MSCI index due to unsuccessful security selection in diversified metals and mining and the fund's modest average cash position, which dampened its return in a strong market. Positive stock selection in and an underweighting of specialty chemicals buoyed the fund's return, as did good security selection in and an overweighting of construction materials. Detractors included out-of-benchmark holdings in Skye Resources, Canadian metals and mining company Birch Mountain Resources and uranium producer Cameco. Top contributions came from Canadian construction materials firm Polaris Minerals - not part of the benchmark - as well as overweighting specialty chemical manufacturer Albemarle. Some stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Materials Index, which returned 21.43% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 23.58%.

Note to shareholders: Duffy Fischer will become manager of the fund on April 2, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Materials class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,087.60	$ 3.16 B
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T
Actual	$ 1,000.00	$ 1,085.10	$ 3.72 B
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B
Actual	$ 1,000.00	$ 1,083.40	$ 4.85 B
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C
Actual	$ 1,000.00	$ 1,083.40	$ 4.85 B
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74 C
Materials
Actual	$ 1,000.00	$ 1,181.30	$ 5.08 B
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71 C
Institutional Class
Actual	$ 1,000.00	$ 1,085.50	$ 2.39 B
HypotheticalA	$ 1,000.00	$ 1,019.54	$ 5.31 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Materials class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Materials Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Materials	.94%
Institutional Class	1.06%

Annual Report

Select Materials Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.2	5.2
Monsanto Co.	5.7	0.0
Dow Chemical Co.	5.1	5.4
Alcoa, Inc.	4.4	4.8
Phelps Dodge Corp.	4.2	2.5
Praxair, Inc.	3.9	3.1
Weyerhaeuser Co.	3.8	0.0
Air Products & Chemicals, Inc.	3.4	2.6
Nucor Corp.	3.0	2.1
United States Steel Corp.	3.0	3.1
	44.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Chemicals	43.5%
Metals & Mining	29.6%
Paper & Forest Products	7.5%
Construction Materials	5.9%
Containers & Packaging	5.7%
All Others *	7.8%

As of August 31, 2006
Metals & Mining	34.7%
Chemicals	21.9%
Road & Rail	15.2%
Oil, Gas & Consumable Fuels	11.4%
Construction Materials	4.5%
All Others *	12.3%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CHEMICALS - 43.5%
Commodity Chemicals - 1.6%
Lyondell Chemical Co.	116,800	$ 3,721,248
Diversified Chemicals - 15.9%
Dow Chemical Co.	272,100	11,917,980
E.I. du Pont de Nemours & Co.	374,100	18,985,575
PPG Industries, Inc.	92,700	6,141,375
		37,044,930
Fertilizers & Agricultural Chemicals - 9.1%
Agrium, Inc.	66,500	2,552,422
CF Industries Holdings, Inc.	16,100	622,426
Monsanto Co.	254,400	13,404,336
Potash Corp. of Saskatchewan, Inc.	9,800	1,546,538
The Mosaic Co.	96,600	2,457,504
The Scotts Miracle-Gro Co. Class A	16,800	741,048
		21,324,274
Industrial Gases - 8.0%
Air Products & Chemicals, Inc.	104,300	7,803,726
Airgas, Inc.	41,400	1,708,578
Praxair, Inc.	147,200	9,080,768
		18,593,072
Specialty Chemicals - 8.9%
Albemarle Corp.	48,000	3,928,800
Chemtura Corp.	88,900	1,020,572
Cytec Industries, Inc.	28,100	1,652,842
Minerals Technologies, Inc.	14,000	866,460
Nalco Holding Co.	187,900	4,490,810
Rohm & Haas Co.	125,400	6,628,644
Sigma Aldrich Corp.	52,500	2,152,500
		20,740,628
TOTAL CHEMICALS		101,424,152
CONSTRUCTION MATERIALS - 5.9%
Construction Materials - 5.9%
Martin Marietta Materials, Inc.	22,200	2,782,104
Polaris Minerals Corp.	89,500	701,736
Polaris Minerals Corp. (e)	760,000	5,958,873
Vulcan Materials Co.	37,900	4,414,971
		13,857,684
CONTAINERS & PACKAGING - 5.7%
Metal & Glass Containers - 3.3%
Ball Corp.	37,800	1,750,140
Crown Holdings, Inc. (a)	66,100	1,509,724
Owens-Illinois, Inc.	63,300	1,504,008
Pactiv Corp. (a)	64,000	2,060,800
Silgan Holdings, Inc.	14,400	708,624
		7,533,296

	Shares	Value
Paper Packaging - 2.4%
Packaging Corp. of America	177,900	$ 4,358,550
Smurfit-Stone Container Corp.	104,100	1,284,594
		5,643,144
TOTAL CONTAINERS & PACKAGING		13,176,440
MACHINERY - 0.6%
Construction & Farm Machinery & Heavy Trucks - 0.6%
Deere & Co.	13,600	1,474,512
METALS & MINING - 29.6%
Aluminum - 4.4%
Alcoa, Inc.	306,600	10,243,506
Diversified Metals & Mining - 9.0%
BHP Billiton Ltd. sponsored ADR	73,200	3,149,064
Coalcorp Mining, Inc. (a)	7,470,000	4,023,855
Coalcorp Mining, Inc. warrants 2/8/11 (a)	89,000	17,502
Phelps Dodge Corp.	78,400	9,792,944
Rio Tinto PLC sponsored ADR	14,800	3,206,568
Skye Resources, Inc. (a)	74,100	753,957
		20,943,890
Gold - 4.2%
Agnico-Eagle Mines Ltd.	54,000	2,125,741
Goldcorp, Inc.	167,700	4,499,531
Meridian Gold, Inc. (a)	112,300	3,080,316
		9,705,588
Precious Metals & Minerals - 0.1%
Apex Silver Mines Ltd. (a)	18,100	258,468
Steel - 11.9%
A.M. Castle & Co.	36,500	1,051,200
Allegheny Technologies, Inc.	45,400	4,651,230
Carpenter Technology Corp.	16,000	1,896,800
Chaparral Steel Co.	84,800	4,225,584
Companhia Vale do Rio Doce sponsored ADR	59,000	2,013,080
Nucor Corp.	115,400	7,024,398
United States Steel Corp.	78,500	6,956,670
		27,818,962
TOTAL METALS & MINING		68,970,414
OIL, GAS & CONSUMABLE FUELS - 1.6%
Coal & Consumable Fuels - 1.6%
Cameco Corp.	98,300	3,635,137
PAPER & FOREST PRODUCTS - 7.5%
Forest Products - 3.8%
Weyerhaeuser Co. (d)	104,200	8,947,654
Paper Products - 3.7%
Bowater, Inc.	27,400	662,532
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
International Paper Co.	168,700	$ 6,074,887
MeadWestvaco Corp.	62,000	1,887,900
		8,625,319
TOTAL PAPER & FOREST PRODUCTS		17,572,973
TOTAL COMMON STOCKS (Cost $189,632,363)		220,111,312
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 5.35% (b)	11,345,736	11,345,736
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	8,996,000	8,996,000
TOTAL MONEY MARKET FUNDS (Cost $20,341,736)		20,341,736
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $209,974,099)		240,453,048
NET OTHER ASSETS - (3.1)%		(7,253,808)
NET ASSETS - 100%		$ 233,199,240
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,958,873 or 2.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 479,587
Fidelity Securities Lending Cash Central Fund	41,460
Total	$ 521,047
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.8%
Canada	12.4%
United Kingdom	1.4%
Australia	1.4%
Others (individually less than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $8,934,640) - See accompanying schedule: Unaffiliated issuers (cost $189,632,363)	$ 220,111,312
Fidelity Central Funds (cost $20,341,736)	20,341,736
Total Investments (cost $209,974,099)		$ 240,453,048
Receivable for fund shares sold		11,633,830
Dividends receivable		466,522
Distributions receivable from Fidelity Central Funds		52,504
Prepaid expenses		977
Receivable from investment adviser for expense reductions		253
Other receivables		7,378
Total assets		252,614,512

Liabilities
Payable for investments purchased	$ 9,034,723
Payable for fund shares redeemed	1,207,549
Accrued management fee	89,327
Distribution fees payable	867
Other affiliated payables	46,122
Other payables and accrued expenses	40,684
Collateral on securities loaned, at value	8,996,000
Total liabilities		19,415,272

Net Assets		$ 233,199,240
Net Assets consist of:
Paid in capital		$ 195,867,931
Undistributed net investment income		276,784
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,575,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,479,236
Net Assets		$ 233,199,240

Statement of Assets and Liabilities - continued

February 28, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,018,251 ÷ 19,960 shares)	$ 51.01

Maximum offering price per share (100/94.25 of $51.01)	$ 54.12
Class T: Net Asset Value and redemption price per share ($706,773 ÷ 13,889.5 shares)	$ 50.89

Maximum offering price per share (100/96.50 of $50.88)	$ 52.74
Class B: Net Asset Value and offering price per share ($661,690 ÷ 13,022 shares)A	$ 50.81

Class C: Net Asset Value and offering price per share ($546,626 ÷ 10,758 shares)A	$ 50.81

Materials: Net Asset Value, offering price and redemption price per share ($230,147,141 ÷ 4,519,388 shares)	$ 50.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($118,759 ÷ 2,332.9 shares)	$ 50.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 3,072,290
Interest		1,871
Income from Fidelity Central Funds		521,047
Total income		3,595,208

Expenses
Management fee	$ 1,110,432
Transfer agent fees	582,866
Distribution fees	1,383
Accounting and security lending fees	91,132
Custodian fees and expenses	24,762
Independent trustees' compensation	702
Registration fees	126,372
Audit	37,168
Legal	3,517
Interest	2,189
Miscellaneous	12,463
Total expenses before reductions	1,992,986
Expense reductions	(107,567)	1,885,419
Net investment income (loss)		1,709,789
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,867,914
Foreign currency transactions	(725)
Total net realized gain (loss)		18,867,189
Change in net unrealized appreciation (depreciation) on: Investment securities	2,128,190
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation (depreciation)		2,128,067
Net gain (loss)		20,995,256
Net increase (decrease) in net assets resulting from operations		$ 22,705,045

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,709,789	$ 1,058,337
Net realized gain (loss)	18,867,189	8,503,088
Change in net unrealized appreciation (depreciation)	2,128,067	6,934,391
Net increase (decrease) in net assets resulting from operations	22,705,045	16,495,816
Distributions to shareholders from net investment income	(1,721,356)	(770,963)
Distributions to shareholders from net realized gain	(17,315,347)	(3,187,200)
Total distributions	(19,036,703)	(3,958,163)
Share transactions - net increase (decrease)	59,771,650	12,434,145
Redemption fees	236,747	108,867
Total increase (decrease) in net assets	63,676,739	25,080,665

Net Assets
Beginning of period	169,522,501	144,441,836
End of period (including undistributed net investment income of $276,784 and undistributed net investment income of $394,580, respectively)	$ 233,199,240	$ 169,522,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	3.93
Total from investment operations	4.10
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 51.01
Total Return B, C, D	8.76%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50% A
Expenses net of fee waivers, if any	1.40% A
Expenses net of all reductions	1.38% A
Net investment income (loss)	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,018
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.11
Net realized and unrealized gain (loss)	3.87
Total from investment operations	3.98
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.89
Total Return B, C, D	8.51%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80% A
Expenses net of fee waivers, if any	1.65% A
Expenses net of all reductions	1.62% A
Net investment income (loss)	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 707
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	3.84
Total from investment operations	3.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.81
Total Return B, C, D	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	2.26% A
Expenses net of fee waivers, if any	2.15% A
Expenses net of all reductions	2.12% A
Net investment income (loss)	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 662
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	3.81
Total from investment operations	3.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.81
Total Return B, C, D	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	2.31% A
Expenses net of fee waivers, if any	2.15% A
Expenses net of all reductions	2.13% A
Net investment income (loss)	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 547
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.35	$ 40.78	$ 35.99	$ 23.83	$ 25.89
Income from Investment Operations
Net investment income (loss) C	.42	.32	.15	.13 F	.04 F
Net realized and unrealized gain (loss)	9.36	6.40	5.47	12.07	(1.69)
Total from investment operations	9.78	6.72	5.62	12.20	(1.65)
Distributions from net investment income	(.48)	(.25)	(.12)	(.12)	(.46)
Distributions from net realized gain	(4.79)	(.93)	(.74)	-	-
Total distributions	(5.27)	(1.18)	(.86)	(.12)	(.46)
Redemption fees added to paid in capital C	.06	.03	.03	.08	.05
Net asset value, end of period	$ 50.92	$ 46.35	$ 40.78	$ 35.99	$ 23.83
Total Return A, B	22.29%	17.01%	16.09%	51.73%	(6.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.01%	1.05%	1.06%	1.31%	1.57%
Expenses net of fee waivers, if any	.98%	1.05%	1.06%	1.31%	1.57%
Expenses net of all reductions	.96%	1.01%	1.02%	1.17%	1.42%
Net investment income (loss)	.87%	.78%	.42%	.43%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,147	$ 169,523	$ 144,442	$ 135,131	$ 41,275
Portfolio turnover rate E	185%	124%	89%	175%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.07 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	3.92
Total from investment operations	4.00
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 50.91
Total Return B, C	8.55%
Ratios to Average Net Assets E, H
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119
Portfolio turnover rate F	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Materials Portfolio (the Fund) (formerly Industrial Materials Portfolio) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Materials on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and capital gain distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 31,287,329
Unrealized depreciation	(4,284,560)
Net unrealized appreciation (depreciation)	27,002,769
Undistributed ordinary income	276,796
Undistributed long-term capital gain	3,618,826

Cost for federal income tax purposes	$ 213,450,279

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 4,275,377	$ 770,963
Long-term Capital Gains	14,761,326	3,187,200
Total	$ 19,036,703	$ 3,958,163

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $385,380,320 and $348,269,722, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 175	$ 107
Class T	.25%	.25%	224	110
Class B	.75%	.25%	620	527
Class C	.75%	.25%	364	280
			$ 1,383	$ 1,024

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 973
Class T	311
$ 1,284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Materials class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Materials class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 89.14
Class T	91.21
Class B	126.22
Class C	63.18
Materials	582,390.30
Institutional Class	107.29
	$ 582,866

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Materials Portfolio	$ 3,510

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $847 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,629,000	5.17%	$ 2,189

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $512 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $41,460.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 67
Class T	1.65%	64
Class B	2.15%	66
Class C	2.15%	56
		$ 253

FMR voluntarily agreed to reimburse a portion of Material's operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,655 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 978

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Materials	$ 1,721,356	$ 770,963
From net realized gain
Materials	$ 17,315,347	$ 3,187,200

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007 A	2006	2007 A	2006
Class A
Shares sold	19,960	-	$ 1,010,235	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	19,960	-	$ 1,010,235	$ -
Class T
Shares sold	13,890	-	$ 703,837	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	13,890	-	$ 703,837	$ -
Class B
Shares sold	13,022	-	$ 643,438	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	13,022	-	$ 643,438	$ -
Class C
Shares sold	10,758	-	$ 546,127	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	10,758	-	$ 546,127	$ -
Materials
Shares sold	6,290,426	4,217,962	$ 311,961,345	$ 177,007,921
Reinvestment of distributions	378,787	93,814	18,026,752	3,742,752
Shares redeemed	(5,806,915)	(4,196,527)	(273,224,056)	(168,316,528)
Net increase (decrease)	862,298	-	$ 56,764,041	$ 12,434,145
Institutional Class
Shares sold	4,445	-	$ 210,000	$ -
Shares redeemed	(2,112)	-	(106,028)	-
Net increase (decrease)	2,333	-	$ 103,972	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Select Paper and Forest Products Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products Portfolio	17.70%	4.78%	6.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Paper and Forest Products Portfolio on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Paper and Forest Products Portfolio

Management's Discussion of Fund Performance

Comments from Justin Bennett, who became sole Portfolio Manager of Fidelity® Select Paper and Forest Products Portfolio on
January 4, 2007

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past year, the fund returned 17.70%, falling short of the 23.99% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index and also trailing the 24.60% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund beat the S&P 500. For the first seven months of the review period, the fund trailed the Goldman Sachs index, as large overweightings in forest products and in paper packaging hampered its results. Having no investments in integrated oil and gas or in diversified metals and mining also was detrimental. On the other hand, stock selection in paper packaging was helpful, despite that group's overall mediocre performance. My picks in specialized REITs (real estate investment trusts) also helped, as did a lack of exposure to various other energy groups. Among individual holdings, not owning integrated energy stocks and major index components Chevron and Exxon Mobil had a negative impact. A large overweighting in containerboard manufacturer Smurfit-Stone Container also hurt. Despite higher containerboard prices, the stock was hampered by surging energy prices for much of the period. On the positive side, an out-of-index position in REIT Longview Fibre added value. Canada-based Domtar also boosted performance and I sold it to nail down profits. The fund trailed the MSCI index during the final five months, with a lack of exposure to steel, diversified metals and mining, and construction materials, together with a higher-than-benchmark weighting in paper-related stocks, having the most negative impact. Conversely, an overweighting in the strong performing forest products segment was beneficial, along with not having stakes in the diversified chemicals, industrial gases or specialty chemicals groups. Overall, stock selection had a net negative impact on performance, while market selection helped. At the company level, an out-of-benchmark position in Abitibi-Consolidated, a Canadian maker of newsprint, detracted from performance. The company's decision to cease capacity closures resulted in oversupply, and newsprint prices began to fall because of steadily declining demand. The share price of packaging maker Bemis also struggled. Not owning copper producer and index component Phelps Dodge further detracted, as the stock surged on the news that the company would be acquired by rival Freeport-McMoRan Copper & Gold. Among contributors, the stocks of forest products company Weyerhaeuser and packaging provider Temple-Inland both surged, as interest in companies with extensive land holdings captivated the market.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Materials Index, which returned 21.43% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 24.60%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Paper and Forest Products Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Actual	$ 1,000.00	$ 1,171.10	$ 6.19 * *
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.09	$ 5.76 * *

* Expenses are equal to the Fund's annualized expense ratio of 1.15%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**If fees effective January 1, 2007 had been in effect during the entire period, the annualized expense ratio would have been 1.05% and the expenses paid in the actual and hypothetical examples above would have been $5.65 and $5.26, respectively.

Annual Report

Select Paper and Forest Products Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Weyerhaeuser Co.	9.4	6.7
Temple-Inland, Inc.	8.8	6.5
MeadWestvaco Corp.	8.5	4.3
Plum Creek Timber Co., Inc.	6.7	5.4
International Paper Co.	4.8	3.0
Bemis Co., Inc.	4.7	5.1
Smurfit-Stone Container Corp.	4.3	6.2
Packaging Corp. of America	3.7	3.7
Sealed Air Corp.	3.1	5.3
Rayonier, Inc.	2.9	4.8
	56.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Paper & Forest Products	41.7%
Containers & Packaging	29.0%
Real Estate Investment Trusts	13.5%
Machinery	2.7%
Diversified Financial Services	0.4%
All Others*	12.7%

As of August 31, 2006
Containers & Packaging	34.9%
Paper & Forest Products	32.8%
Real Estate Investment Trusts	20.5%
Household Products	5.9%
Textiles, Apparel & Luxury Goods	1.3%
All Others*	4.6%

* Includes short-term investments and net other assets.

Annual Report

Select Paper and Forest Products Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 82.5%
	Shares	Value
CONTAINERS & PACKAGING - 29.0%
Metal & Glass Containers - 1.1%
Ball Corp.	5	$ 232
Owens-Illinois, Inc.	12,000	285,120
Silgan Holdings, Inc.	6,400	314,944
		600,296
Paper Packaging - 27.9%
Bemis Co., Inc.	80,000	2,650,400
Graphic Packaging Corp. (a)	185,600	890,880
Packaging Corp. of America	84,700	2,075,150
Sealed Air Corp.	27,100	1,746,324
Smurfit-Stone Container Corp.	197,570	2,438,014
Sonoco Products Co.	26,200	969,924
Temple-Inland, Inc.	83,800	5,011,240
		15,781,932
TOTAL CONTAINERS & PACKAGING		16,382,228
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Specialized Finance - 0.4%
Stone Arcade Acquisition Corp. (a)	34,300	219,520
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
Kimberly-Clark Corp.	100	6,811
MACHINERY - 2.7%
Industrial Machinery - 2.7%
Albany International Corp. Class A	32,700	1,118,340
Kadant, Inc. (a)	17,200	403,168
		1,521,508
MEDIA - 0.2%
Publishing - 0.2%
McGraw-Hill Companies, Inc.	1,800	116,298
PAPER & FOREST PRODUCTS - 36.4%
Forest Products - 16.3%
Canfor Corp. New (a)	80,800	795,184
Deltic Timber Corp.	4,900	253,918
Louisiana-Pacific Corp.	52,000	1,073,280
Masisa SA ADR	54,200	598,910
West Fraser Timber Co. Ltd.	30,200	1,140,037
Weyerhaeuser Co. (d)	62,000	5,323,939
		9,185,268
Paper Products - 20.1%
Abitibi-Consolidated, Inc.	271,400	749,538
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	3,700	198,542
Bowater, Inc. (d)	13,800	333,684
Buckeye Technologies, Inc. (a)	15,500	197,160
Canfor Pulp Income Fund	900	11,389
Glatfelter	21,700	368,249

	Shares	Value
International Paper Co. (d)	76,100	$ 2,740,361
Lee & Man Paper Manufacturing Ltd.	80,000	187,379
MeadWestvaco Corp.	157,400	4,792,830
Mercer International, Inc. (SBI) (a)	21,600	270,864
Neenah Paper, Inc.	15,145	561,880
Nine Dragons Paper (Holdings) Ltd.	13,000	26,955
Pope & Talbot, Inc. (a)	5,000	39,500
Schweitzer-Mauduit International, Inc.	9,700	231,442
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	18,300	328,119
Wausau-Mosinee Paper Corp.	22,400	324,128
		11,362,020
TOTAL PAPER & FOREST PRODUCTS		20,547,288
REAL ESTATE INVESTMENT TRUSTS - 13.5%
Specialized REITs - 13.5%
Longview Fibre Co.	48,018	1,182,203
Plum Creek Timber Co., Inc.	96,300	3,819,258
Potlatch Corp.	22,179	1,002,491
Rayonier, Inc.	36,787	1,642,907
		7,646,859
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Management & Development - 0.3%
Consolidated-Tomoka Land Co.	2,300	176,226
TOTAL COMMON STOCKS (Cost $45,252,934)		46,616,738
Nonconvertible Bonds - 5.3%
	Principal Amount
PAPER & FOREST PRODUCTS - 5.3%
Paper Products - 5.3%
Buckeye Cellulose Corp. 9.25% 9/15/08 (Cost $3,007,451)	$ 3,000,000	3,000,000
Money Market Funds - 30.9%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	11,980,939	$ 11,980,939
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	5,484,925	5,484,925
TOTAL MONEY MARKET FUNDS (Cost $17,465,864)		17,465,864
TOTAL INVESTMENT PORTFOLIO - 118.7% (Cost $65,726,249)		67,082,602
NET OTHER ASSETS - (18.7)%		(10,556,016)
NET ASSETS - 100%		$ 56,526,586
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 81,308
Fidelity Securities Lending Cash Central Fund	3,612
Total	$ 84,920
Income Tax Information
At February 28, 2007, the fund had a capital loss carryforward of approximately $4,223,818 of which $1,366,068 and $2,857,750 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $5,419,274) - See accompanying schedule: Unaffiliated issuers (cost $48,260,385)	$ 49,616,738
Fidelity Central Funds (cost $17,465,864)	17,465,864
Total Investments (cost $65,726,249)		$ 67,082,602
Receivable for investments sold		692,807
Receivable for fund shares sold		1,126,274
Dividends receivable		134,422
Interest receivable		127,188
Distributions receivable from Fidelity Central Funds		24,081
Prepaid expenses		88
Other receivables		2,457
Total assets		69,189,919

Liabilities
Payable for investments purchased	$ 6,682,144
Payable for fund shares redeemed	432,379
Accrued management fee	22,071
Other affiliated payables	11,268
Other payables and accrued expenses	30,546
Collateral on securities loaned, at value	5,484,925
Total liabilities		12,663,333

Net Assets		$ 56,526,586
Net Assets consist of:
Paid in capital		$ 59,394,406
Undistributed net investment income		167,591
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,391,939)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,356,528
Net Assets, for 1,636,801 shares outstanding		$ 56,526,586
Net Asset Value, offering price and redemption price per share ($56,526,586 ÷ 1,636,801 shares)		$ 34.53

Statement of Operations

	Year ended February 28, 2007
Investment Income
Dividends		$ 684,386
Special dividends		255,606
Interest		37,736
Income from Fidelity Central Funds		84,920
Total income		1,062,648

Expenses
Management fee	$ 149,656
Transfer agent fees	91,771
Accounting and security lending fees	11,840
Custodian fees and expenses	20,314
Independent trustees' compensation	90
Registration fees	17,722
Audit	34,670
Legal	688
Miscellaneous	2,364
Total expenses before reductions	329,115
Expense reductions	(17,125)	311,990
Net investment income (loss)		750,658
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	711,585
Foreign currency transactions	(1,747)
Total net realized gain (loss)		709,838
Change in net unrealized appreciation (depreciation) on: Investment securities	3,083,403
Assets and liabilities in foreign currencies	1,060
Total change in net unrealized appreciation (depreciation)		3,084,463
Net gain (loss)		3,794,301
Net increase (decrease) in net assets resulting from operations		$ 4,544,959

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 750,658	$ 600,245
Net realized gain (loss)	709,838	1,357,825
Change in net unrealized appreciation (depreciation)	3,084,463	(1,962,608)
Net increase (decrease) in net assets resulting from operations	4,544,959	(4,538)
Distributions to shareholders from net investment income	(1,010,431)	(163,629)
Share transactions Proceeds from sales of shares	54,434,705	68,917,639
Reinvestment of distributions	912,003	148,392
Cost of shares redeemed	(31,078,414)	(67,907,502)
Net increase (decrease) in net assets resulting from share transactions	24,268,294	1,158,529
Redemption fees	7,802	40,871
Total increase (decrease) in net assets	27,810,624	1,031,233

Net Assets
Beginning of period	28,715,962	27,684,729
End of period (including undistributed net investment income of $167,591 and undistributed net investment income of $448,818, respectively)	$ 56,526,586	$ 28,715,962
Other Information Shares
Sold	1,659,581	2,357,344
Issued in reinvestment of distributions	28,970	4,956
Redeemed	(989,339)	(2,299,721)
Net increase (decrease)	699,212	62,579

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 30.63	$ 31.64	$ 31.64	$ 24.07	$ 28.78
Income from Investment Operations
Net investment income (loss) C	.89 F	.61 G	.14	(.05)	(.02)
Net realized and unrealized gain (loss)	4.37	(1.53)	(.06)	7.59	(4.74)
Total from investment operations	5.26	(.92)	.08	7.54	(4.76)
Distributions from net investment income	(1.37)	(.13)	(.12)	-	-
Redemption fees added to paid in capital C	.01	.04	.04	.03	.05
Net asset value, end of period	$ 34.53	$ 30.63	$ 31.64	$ 31.64	$ 24.07
Total Return A, B	17.70%	(2.77)%	.37%	31.45%	(16.37)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.25%	1.31%	1.33%	2.01%	1.81%
Expenses net of fee waivers, if any	1.20%	1.25%	1.32%	2.01%	1.81%
Expenses net of all reductions	1.19%	1.21%	1.30%	1.94%	1.73%
Net investment income (loss)	2.85% F	2.10% G	.45%	(.20)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,527	$ 28,716	$ 27,685	$ 28,818	$ 21,308
Portfolio turnover rate E	126%	207%	65%	188%	201%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.30 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.88%. G Investment income per share reflects a special dividend which amounted to $.42 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.
H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Paper and Forest Products Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,947,846
Unrealized depreciation	(1,759,440)
Net unrealized appreciation (depreciation)	1,188,406
Undistributed ordinary income	167,591
Capital loss carryforward	(4,223,818)

Cost for federal income tax purposes	$ 65,894,196

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 1,010,431	$ 163,629

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $51,285,256 and $33,141,070, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of ..35% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Paper and Forest Products Portfolio	$ 158

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $397 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,612.

9. Expense Reductions.

FMR voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded certain levels of average net assets. During the period, these levels ranged between 1.15% and 1.25%. The expense limitation in effect at period end was 1.15%. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $13,866.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,856 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio, Materials Portfolio (formerly Industrial Materials Portfolio), and Paper and Forest Products Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chemicals Portfolio, Gold Portfolio, Materials Portfolio (formerly Industrial Materials Portfolio), and Paper and Forest Products Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals	04/16/07	04/13/07	$0.05	$0.44
Gold	04/16/07	04/13/07	$0.179	$1.580
Materials	04/16/07	04/13/07	$0.044	$0.610
Paper and Forest Products	04/16/07	04/13/07	$0.11

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals	$ 9,891,975
Gold	$75,675,851
Materials	$17,855,413

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Chemicals
April, 2006	100%
December, 2006	100%
Gold
April, 2006	3%
Materials
April, 2006	29%
December, 2006	100%
Paper and Forest Products
April, 2006	100%
December, 2006	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Chemicals
April, 2006	100%
December, 2006	100%
Gold
April, 2006	7%
Materials
April, 2006	36%
December, 2006	100%
Paper and Forest Products
April, 2006	100%
December, 2006	100%

The amounts per share which represent income derived from sources within, and taxes pais to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold	04/10/06	$0.019	$0.0004

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
PROPOSAL 6A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
Materials Portfolio
	# of Votes	% of Votes
Affirmative	108,411,437.40	81.739
Against	7,936,411.09	5.983
Abstain	5,272,593.97	3.976
Broker Non-Votes	11,011,327.60	8.302
TOTAL	132,631,770.06	100.000
PROPOSAL 6B
To modify the fund's investment concentration policy.
Materials Portfolio
	# of Votes	% of Votes
Affirmative	108,476,307.14	81.788
Against	7,596,656.39	5.727
Abstain	5,547,478.93	4.183
Broker Non-Votes	11,011,327.60	8.302
TOTAL	132,631,770.06	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

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Annual Report

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Fidelity®

Select Portfolios®

Consumer Staples Sector

Select Consumer Staples Portfolio (formerly Select Food and Agriculture Portfolio)

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to Shareholders	<Click Here>
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For Consumer Staples, shareholders approved broadening the fund's focus so that it invests primarily in companies engaged in the manufacture, sale or distribution of consumer staples. The broad consumer staples sector includes food and agriculture companies in which the fund may invest currently, but also includes other consumer staples. The fund is now benchmarked to the MSCI US Investable Market Consumer Staples Index.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Annual Report

Consumer Staples

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Consumer Staples' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Consumer Staples	18.43%	8.78%	8.67%

Prior to October 1, 2006, Select Consumer Staples Portfolio was named Select Food and Agriculture Portfolio and operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Consumer Staples Portfolio

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity® Select Consumer Staples Portfolio

A strong year for stocks encountered some volatility near the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

For the 12 months ending February 28, 2007, Consumer Staples was up 18.43%, outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which returned 14.32%, and a blended index specific to this fund, which advanced 11.06%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months 1. The new supplemental benchmark and name change reflected a broadening of the fund's focus, from primarily food and agriculture stocks to the larger universe of all consumer staples issues. The portfolio also outperformed the S&P 500 for the 12-month period. For the first seven months of the review period, the fund performed better than the Goldman Sachs index, driven by good stock selection and a strong showing from food and agriculture stocks in general, relative to weaker performing areas of the index such as home improvement retail, travel and publishing - which we did not own because they were outside the fund's narrow focus. Key contributors included supermarket chain Safeway, whose stock performed well as the company delivered improved sales and profit growth, and out-of-index Swiss food conglomerate Nestle. Not owning home improvement retailers Home Depot and Lowe's also aided relative results as those index components declined in price. On the negative side, the portfolio missed out on strong performance by cable giant Comcast and media conglomerate News Corp., two index components that were not owned because they were outside of our investment universe. The fund outperformed the MSCI index during the final five months of the period, powered by favorable stock selection. Strong performers included out-of-index holding British American Tobacco, Molson Coors Brewing and cigarette maker Loews Corp.-Carolina Group, which surpassed investor expectations when it delivered solid profit growth. I avoided discount warehouse chain Costco because I felt its stock was already richly valued, but the index component performed well and the fund's relative performance suffered. Drug retailer CVS also hurt fund results when its stock retreated. In response to the fund's benchmark and name changes, I shifted the portfolio's positioning to reflect the broadening of its investment universe. The weighting in packaged foods and meats was cut sharply, restaurant stocks were nearly eliminated, and I increased the weighting in household products and drug retailers.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Consumer Staples Index, which returned 4.56% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 11.06%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Consumer Staples class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C, and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,022.30	$ 2.82B
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.46C
Class T
Actual	$ 1,000.00	$ 1,020.60	$ 3.52B
HypotheticalA	$ 1,000.00	$ 1,016.81	$ 8.05C
Class B
Actual	$ 1,000.00	$ 1,019.50	$ 4.57B
HypotheticalA	$ 1,000.00	$ 1,014.43	$ 10.44C
Class C
Actual	$ 1,000.00	$ 1,019.30	$ 4.68B
HypotheticalA	$ 1,000.00	$ 1,014.18	$ 10.69C
Consumer Staples
Actual	$ 1,000.00	$ 1,078.60	$ 5.00B
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86C
Institutional Class
Actual	$ 1,000.00	$ 1,021.60	$ 2.19B
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Consumer Staples class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for the Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Consumer Staples Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Class A	1.29%
Class T	1.61%
Class B	2.09%
Class C	2.14%
Consumer Staples	.97%
Institutional Class	1.00%

Annual Report

Select Consumer Staples Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	18.0	1.5
PepsiCo, Inc.	9.8	5.3
The Coca-Cola Co.	8.0	5.8
Altria Group, Inc.	5.7	6.5
British American Tobacco PLC sponsored ADR	4.2	1.0
Colgate-Palmolive Co.	4.1	1.4
CVS Corp.	4.1	0.7
Nestle SA sponsored ADR	4.0	7.5
Kroger Co.	2.8	3.7
Safeway, Inc.	2.2	2.9
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Beverages	29.2%
Household Products	22.1%
Food & Staples Retailing	15.4%
Food Products	14.4%
Tobacco	12.3%
All Others*	6.6%

As of August 31, 2006
Food Products	29.7%
Beverages	20.0%
Hotels, Restaurants & Leisure	12.3%
Food & Staples Retailing	11.8%
Tobacco	9.1%
All Others*	17.1%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
BEVERAGES - 29.2%
Brewers - 5.7%
Anadolu Efes Biracilk Ve Malt Sanyii AS	23,000	$ 712,137
Boston Beer Co., Inc. Class A (a)	15,500	508,245
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	18,000	870,660
Grupo Modelo SA de CV Series C	173,000	889,921
Heineken NV (Bearer)	38,000	1,873,202
InBev SA	81,400	5,397,884
Molson Coors Brewing Co. Class B	90,700	7,658,708
SABMiller PLC	164,900	3,653,925
		21,564,682
Distillers & Vintners - 3.8%
Brown-Forman Corp. Class B (non-vtg.)	28,000	1,834,000
Constellation Brands, Inc. Class A (sub. vtg.)	50,900	1,194,114
Diageo PLC sponsored ADR	69,800	5,541,422
Pernod Ricard SA	27,200	5,614,879
		14,184,415
Soft Drinks - 19.7%
Coca-Cola Femsa SA de CV sponsored ADR	44,500	1,535,250
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	92,000	3,591,680
Coca-Cola Icecek AS	124,000	921,444
Fomento Economico Mexicano SA de CV sponsored ADR	7,300	805,190
Hansen Natural Corp. (a)(d)	7,700	269,500
PepsiCo, Inc.	584,800	36,930,120
The Coca-Cola Co.	649,200	30,304,656
		74,357,840
TOTAL BEVERAGES		110,106,937
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Senomyx, Inc. (a)	72,300	912,426
FOOD & STAPLES RETAILING - 15.4%
Drug Retail - 6.3%
CVS Corp.	488,300	15,337,503
Rite Aid Corp.	157,500	940,275
Walgreen Co.	171,300	7,658,823
		23,936,601
Food Distributors - 1.0%
Sysco Corp.	89,400	2,946,624
United Natural Foods, Inc. (a)	27,200	810,016
		3,756,640
Food Retail - 6.0%
Kroger Co.	407,600	10,463,092
Safeway, Inc.	241,100	8,334,827
Tesco PLC	107,000	908,024

	Shares	Value
The Great Atlantic & Pacific Tea Co. (d)	31,200	$ 992,160
Whole Foods Market, Inc.	38,500	1,839,145
		22,537,248
Hypermarkets & Super Centers - 2.1%
Wal-Mart Stores, Inc.	163,900	7,916,370
TOTAL FOOD & STAPLES RETAILING		58,146,859
FOOD PRODUCTS - 14.4%
Agricultural Products - 2.8%
Archer-Daniels-Midland Co.	168,500	5,793,030
BioMar Holding AS	10,000	461,754
Bunge Ltd.	35,000	2,777,600
Corn Products International, Inc.	28,600	914,342
Nutreco Holding NV	8,000	555,807
		10,502,533
Packaged Foods & Meats - 11.6%
Cadbury Schweppes PLC sponsored ADR	71,900	3,093,857
Chiquita Brands International, Inc.	35,500	514,750
Groupe Danone	23,200	3,675,917
Industrias Bachoco SA de CV sponsored ADR	32,000	921,600
Kellogg Co.	86,200	4,303,104
Koninklijke Numico NV	72,300	3,727,623
Lindt & Spruengli AG	72	1,845,858
Marine Harvest ASA (a)	1,123,000	1,373,152
Nestle SA sponsored ADR	160,800	15,010,680
Smithfield Foods, Inc. (a)	30,000	876,300
TreeHouse Foods, Inc. (a)	100	2,885
Tyson Foods, Inc. Class A	51,200	934,400
Unilever NV (NY Shares)	289,600	7,520,912
		43,801,038
TOTAL FOOD PRODUCTS		54,303,571
HOTELS, RESTAURANTS & LEISURE - 0.1%
Restaurants - 0.1%
Starbucks Corp. (a)	8,000	247,200
HOUSEHOLD PRODUCTS - 22.1%
Household Products - 22.1%
Colgate-Palmolive Co.	230,800	15,546,688
Procter & Gamble Co.	1,065,697	67,661,103
		83,207,791
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Avon Products, Inc.	218,100	7,995,546
Bare Escentuals, Inc.	27,205	946,462
Herbalife Ltd. (a)	100	3,765
		8,945,773
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Johnson & Johnson	29,000	$ 1,828,450
TOBACCO - 12.3%
Tobacco - 12.3%
Altria Group, Inc.	253,700	21,381,836
British American Tobacco PLC sponsored ADR	259,400	15,825,994
Japan Tobacco, Inc.	197	895,785
Loews Corp. - Carolina Group	102,000	7,347,060
Souza Cruz Industria Comerico	57,000	1,032,209
		46,482,884
TOTAL COMMON STOCKS (Cost $327,830,942)		364,181,891
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 5.35% (b)	9,119,079	$ 9,119,079
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	1,106,675	1,106,675
TOTAL MONEY MARKET FUNDS (Cost $10,225,754)		10,225,754
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $338,056,696)	374,407,645
NET OTHER ASSETS - 0.7%	2,574,384
NET ASSETS - 100%	$ 376,982,029
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 570,365
Fidelity Securities Lending Cash Central Fund	75,627
Total	$ 645,992
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.8%
United Kingdom	7.7%
Switzerland	4.5%
Netherlands	3.7%
France	2.5%
Belgium	1.4%
Mexico	1.1%
Greece	1.0%
Others (individually less than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $1,032,700) - See accompanying schedule: Unaffiliated issuers (cost $327,830,942)	$ 364,181,891
Fidelity Central Funds (cost $10,225,754)	10,225,754
Total Investments (cost $338,056,696)		$ 374,407,645
Receivable for investments sold		2,050,469
Receivable for fund shares sold		6,163,051
Dividends receivable		214,904
Distributions receivable from Fidelity Central Funds		49,643
Prepaid expenses		694
Other receivables		6,547
Total assets		382,892,953

Liabilities
Payable for investments purchased	$ 3,114,636
Payable for fund shares redeemed	1,377,606
Accrued management fee	173,754
Distribution fees payable	557
Other affiliated payables	89,302
Other payables and accrued expenses	48,394
Collateral on securities loaned, at value	1,106,675
Total liabilities		5,910,924

Net Assets		$ 376,982,029
Net Assets consist of:
Paid in capital		$ 331,654,886
Undistributed net investment income		810,260
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,165,882
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,351,001
Net Assets		$ 376,982,029

Statement of Assets and Liabilities - continued

February 28, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($986,377 ÷ 16,960 shares)	$ 58.16

Maximum offering price per share (100/94.25 of $58.16)	$ 61.71
Class T: Net Asset Value and redemption price per share ($529,490 ÷ 9,119 shares)	$ 58.06

Maximum offering price per share (100/96.50 of $58.06)	$ 60.17
Class B: Net Asset Value and offering price per share ($226,321 ÷ 3,902 shares)A	$ 58.00

Class C: Net Asset Value and offering price per share ($178,218 ÷ 3,073 shares)A	$ 57.99

Consumer Staples: Net Asset Value, offering price and redemption price per share ($374,929,701 ÷ 6,449,660 shares)	$ 58.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($131,922 ÷ 2,270 shares)	$ 58.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 3,921,319
Interest		53
Income from Fidelity Central Funds		645,992
Total income		4,567,364

Expenses
Management fee	$ 1,315,325
Transfer agent fees	691,650
Distribution fees	1,011
Accounting and security lending fees	102,795
Custodian fees and expenses	53,919
Independent trustees' compensation	822
Registration fees	127,628
Audit	36,636
Legal	3,326
Miscellaneous	10,350
Total expenses before reductions	2,343,462
Expense reductions	(68,570)	2,274,892
Net investment income (loss)		2,292,472
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,020,008
Foreign currency transactions	(10,609)
Total net realized gain (loss)		23,009,399
Change in net unrealized appreciation (depreciation) on: Investment securities	13,327,071
Assets and liabilities in foreign currencies	311
Total change in net unrealized appreciation (depreciation)		13,327,382
Net gain (loss)		36,336,781
Net increase (decrease) in net assets resulting from operations		$ 38,629,253

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,292,472	$ 1,263,331
Net realized gain (loss)	23,009,399	8,287,843
Change in net unrealized appreciation (depreciation)	13,327,382	(385,129)
Net increase (decrease) in net assets resulting from operations	38,629,253	9,166,045
Distributions to shareholders from net investment income	(1,582,908)	(1,049,605)
Distributions to shareholders from net realized gain	(15,661,672)	(6,158,772)
Total distributions	(17,244,580)	(7,208,377)
Share transactions - net increase (decrease)	230,543,294	(16,300,126)
Redemption fees	47,547	20,664
Total increase (decrease) in net assets	251,975,514	(14,321,794)

Net Assets
Beginning of period	125,006,515	139,328,309
End of period (including undistributed net investment income of $810,260 and undistributed net investment income of $237,173, respectively)	$ 376,982,029	$ 125,006,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	1.28
Total from investment operations	1.27
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.16
Total Return B,C,D	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.29% A
Expenses net of fee waivers, if any	1.29% A
Expenses net of all reductions	1.28% A
Net investment income (loss)	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 986
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.17
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.06
Total Return B,C,D	2.06%
Ratios to Average Net Assets F,I
Expenses before reductions	1.61% A
Expenses net of fee waivers, if any	1.61% A
Expenses net of all reductions	1.60% A
Net investment income (loss)	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 529
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.11
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.00
Total Return B,C,D	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	2.09% A
Expenses net of fee waivers, if any	2.09% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.08)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.10
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 57.99
Total Return B,C,D	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	2.14% A
Expenses net of fee waivers, if any	2.14% A
Expenses net of all reductions	2.14% A
Net investment income (loss)	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 178
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 52.18	$ 51.42	$ 46.50	$ 35.71	$ 44.68
Income from Investment Operations
Net investment income (loss) C	.56	.50	.29	.22	.25
Net realized and unrealized gain (loss)	8.88	3.25	4.90	10.80	(8.06)
Total from investment operations	9.44	3.75	5.19	11.02	(7.81)
Distributions from net investment income	(.32)	(.44)	(.29)	(.24)	(.32)
Distributions from net realized gain	(3.18)	(2.56)	-	-	(.88)
Total distributions	(3.50)	(3.00)	(.29)	(.24)	(1.20)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.04
Net asset value, end of period	$ 58.13	$ 52.18	$ 51.42	$ 46.50	$ 35.71
Total Return A,B	18.43%	7.50%	11.24%	30.94%	(17.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.01%	1.04%	1.06%	1.27%	1.25%
Expenses net of fee waivers, if any	.99%	1.04%	1.06%	1.27%	1.25%
Expenses net of all reductions	.98%	1.03%	1.05%	1.25%	1.17%
Net investment income (loss)	.99%	.97%	.61%	.55%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 374,930	$ 125,007	$ 139,328	$ 104,436	$ 88,123
Portfolio turnover rate E	99%	75%	86%	62%	225%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss)D	.07
Net realized and unrealized gain (loss)	1.16
Total from investment operations	1.23
Redemption fees added to paid in capitalD	- I
Net asset value, end of period	$ 58.12
Total Return B,C	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00% A
Expenses net of fee waivers, if any	1.00% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 132
Portfolio turnover rate F	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Consumer Staples Portfolio (formerly Food and Agriculture Portfolio) (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Consumer Staples on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,446,201
Unrealized depreciation	(2,642,135)
Net unrealized appreciation (depreciation)	35,804,066
Undistributed ordinary income	2,363,461
Undistributed long-term capital gain	2,384,179

Cost for federal income tax purposes	$ 338,603,579

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 1,582,908	$ 1,906,227
Long-term Capital Gains	15,661,672	5,302,150
Total	$ 17,244,580	$ 7,208,377

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $426,154,222 and $222,805,678, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 241	$ 130
Class T	.25%	.25%	208	112
Class B	.75%	.25%	290	275
Class C	.75%	.25%	272	261
			$ 1,011	$ 778

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 357
Class T	405
$ 762

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Consumer Staples. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Consumer Staples shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 112.13
Class T	82.21
Class B	61.22
Class C	73.29
Consumer Staples	691,220.30
Institutional Class	102.27
	$ 691,650

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Consumer Staples Portfolio	$ 923

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,593 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $506 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $75,627.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Consumer Staples' operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,788 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $970. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Consumer Staples	$ 2,309

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Consumer Staples	$ 1,582,908	$ 1,049,605
From net realized gain
Consumer Staples	$ 15,661,672	$ 6,158,772

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007 A	2006	2007 A	2006
Class A
Shares sold	17,300	-	$ 1,017,780	$ -
Shares redeemed	(340)	-	(20,214)	-
Net increase (decrease)	16,960	-	$ 997,566	$ -
Class T
Shares sold	9,119	-	$ 531,803	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,119	-	$ 531,803	$ -
Class B
Shares sold	3,902	-	$ 225,744	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	3,902	-	$ 225,744	$ -
Class C
Shares sold	3,073	-	$ 177,350	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	3,073	-	$ 177,350	$ -
Consumer Staples
Shares sold	6,369,570	932,427	$ 359,958,201	$ 47,926,666
Reinvestment of distributions	292,584	133,891	16,482,463	6,802,073
Shares redeemed	(2,608,360)	(1,380,263)	(147,956,526)	(71,028,865)
Net increase (decrease)	4,053,794	(313,945)	$ 228,484,138	$ (16,300,126)
Institutional Class
Shares sold	4,028	-	$ 230,500	$ -
Shares redeemed	(1,758)	-	(103,807)	-
Net increase (decrease)	2,270	-	$ 126,693	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Consumer Staples Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Consumer Staples Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Select Consumer Staples Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Consumer Staples Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Consumer Staples Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Consumer Staples Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Consumer Staples Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005- present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Consumer Staples Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Consumer Staples Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Select Consumer Staples Portfolio voted to pay on April 16, 2007, to shareholders of record at the opening of business on April 13, 2007, a distribution of $.67 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.062 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2007, $16,772,704 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
PROPOSAL 5A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
Consumer Staples Portfolio
	# of Votes	% of Votes
Affirmative	75,186,262.69	73.993
Against	12,513,957.55	12.315
Abstain	4,755,941.37	4.681
Broker Non-Votes	9,157,134.36	9.012
TOTAL	101,613,295.97	100.000
PROPOSAL 5B
To modify the fund's investment concentration policy.
Consumer Staples Portfolio
	# of Votes	% of Votes
Affirmative	75,739,148.90	74.537
Against	11,467,272.86	11.285
Abstain	5,249,739.85	5.167
Broker Non-Votes	9,157,134.36	9.012
TOTAL	101,613,295.97	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

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Fidelity®

Select Portfolios®

Telecommunications Services Sector

Select Telecommunications Portfolio

Select Wireless Portfolio

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Wireless	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Fidelity® Select Portfolios® equity product line. The restructuring aligned the equity funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the equity funds generally align under the 10 sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunications Services and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Banking, Communications Equipment (formerly Developing Communications), Construction and Housing, Consumer Discretionary (formerly Consumer Industries), Consumer Staples (formerly Food and Agriculture), Home Finance, Industrials (formerly Cyclical Industries), IT Services (formerly Business Services and Outsourcing) and Materials (formerly Industrial Materials), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the equity funds adopted new benchmark indexes from MSCI, except for Gold (which adopted an S&P/Citigroup index), Natural Gas (which adopted an S&P index) and Natural Resources (which retained its current Goldman Sachs® index). Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

The Select equity portfolios also eliminated hourly pricing. The funds now price each business day as of the close of the New York Stock Exchange, normally 4:00 pm Eastern time. The funds also adopted Fidelity's standard fund market timing policy, as described in the funds' current prospectus, and removed the $7.50 fee formerly charged on exchanges made through non-automated channels.

Changes for each fund in the GICS Telecommunications Services Sector are described in detail below.

Telecommunications

The fund is now benchmarked to the MSCI US Investable Market Telecommunications Services Index, generally emphasizing communications services companies and not communications equipment companies.

Wireless

The fund is now benchmarked to the MSCI US Investable Market Telecommunications Services Index.

Annual Report

Select Telecommunications Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Telecommunications' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Telecommunications	22.69%	11.55%	6.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Select Telecommunications Portfolio

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Telecommunications Portfolio during the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

During the past 12 months, Telecommunications returned 22.69%, trailing the 27.72% gain of the Morgan Stanley Capital InternationalSM (MSCI ®) US Investable Market Telecommunications Services Index, but beating the 21.44% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months.1 For the 12-month period, the fund also did better than the S&P 500. During the first seven months of the review period, the fund outpaced the Goldman Sachs index, driven by an overweighting and strong stock selection among integrated telecommunications services stocks. Of note were Qwest Communications and AT&T. Qwest benefited from improved pricing in its residential wireline business, while recent merger activity drove AT&T's earnings beyond expectations. Communications equipment stocks, which had virtually no representation in the index but were a sizable stake in the fund, hurt performance as intense competition pressured industry pricing. Detractors included QUALCOMM, which provides leading-edge technology for wireless networks, and Nortel Networks, which supplies both wireline and wireless equipment. The fund performed roughly in line with the MSCI index during the last five months of the period, with its biggest gains coming from alternative carriers, which compete with the well-known incumbents. An overweighting and strong security selection in the industry boosted returns. Winners included Cogent Communications and Iliad, both of which enjoyed strong market share gains. Cogent supplies high-speed Internet services, and non-index holding Iliad, a French company, sells voice and high-speed data services mainly to residential customers in Paris. Disappointing stock selection in integrated telecommunications services - which represented on average more than 50% of the fund's assets, versus nearly 75% for the MSCI index - cost the fund. Detractors included Qwest Communications, which took a breather after its earlier run-up, and AT&T, which rallied on strong earnings and revenue growth. The fund had an underweighting in AT&T and an overweighting in Qwest. By period end, I had completely eliminated equipment stocks to bring the fund in line with its new benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Utilities Index, which returned 8.34% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Telecommunications Services Index, which returned 12.09% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 21.44%.

Note to shareholders: Gavin Baker will become manager of the fund on March 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Telecommunications class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,066.00	$ 2.75B
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16C
Class T
Actual	$ 1,000.00	$ 1,065.40	$ 3.44B
HypotheticalA	$ 1,000.00	$ 1,017.16	$ 7.70C
Class B
Actual	$ 1,000.00	$ 1,064.10	$ 4.58B
HypotheticalA	$ 1,000.00	$ 1,014.63	$ 10.24C
Class C
Actual	$ 1,000.00	$ 1,064.30	$ 4.62B
HypotheticalA	$ 1,000.00	$ 1,014.53	$ 10.34C
Telecommunications
Actual	$ 1,000.00	$ 1,172.20	$ 5.01B
HypotheticalA	$ 1,000.00	$ 1,020.18	$ 4.66C
Institutional Class
Actual	$ 1,000.00	$ 1,066.40	$ 2.19B
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Telecommunications class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.54%
Class B	2.05%
Class C	2.07%
Telecommunications	.93%
Institutional Class	.98%

Annual Report

Select Telecommunications Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	17.5	15.2
Verizon Communications, Inc.	14.6	11.6
Qwest Communications International, Inc.	9.8	14.7
ALLTEL Corp.	5.0	4.3
Iliad Group SA	4.9	0.0
Dobson Communications Corp. Class A	4.8	0.8
Leap Wireless International, Inc.	4.6	0.5
Time Warner Telecom, Inc. Class A (sub. vtg.)	4.5	2.0
SBA Communications Corp. Class A	4.5	0.0
Level 3 Communications, Inc.	4.5	3.1
	74.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Diversified Telecommunication Services	65.1%
Wireless Telecommunication Services	30.7%
Diversified Financial Services	1.4%
Electronic Equipment & Instruments	0.0%
All Others*	2.8%

As of August 31, 2006
Diversified Telecommunication Services	55.5%
Communications Equipment	29.4%
Wireless Telecommunication Services	12.0%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 1.4%
Specialized Finance - 1.4%
Fortress Investment Group LLC	281,700	$ 8,507,340
DIVERSIFIED TELECOMMUNICATION SERVICES - 65.1%
Alternative Carriers - 16.5%
Cogent Communications Group, Inc. (a)	472,208	10,653,012
Global Crossing Ltd. (a)	199,200	5,663,256
Iliad Group SA (d)	290,500	30,531,683
Level 3 Communications, Inc. (a)(d)	4,283,664	28,143,672
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,292,200	28,441,322
		103,432,945
Integrated Telecommunication Services - 48.6%
AT&T, Inc.	2,985,702	109,873,835
BT Group PLC	1,094,800	6,358,598
Cbeyond, Inc.	5,300	164,671
FairPoint Communications, Inc.	289,000	5,519,900
NeuStar, Inc. Class A (a)	213,900	6,844,800
NTELOS Holding Corp.	796,868	14,877,526
Qwest Communications International, Inc. (a)(d)	6,892,344	61,204,015
Telefonica SA sponsored ADR	101,500	6,534,570
Verizon Communications, Inc.	2,435,924	91,176,635
Windstream Corp.	109,708	1,651,105
		304,205,655
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		407,638,600
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	8,940	236,552
WIRELESS TELECOMMUNICATION SERVICES - 30.7%
Wireless Telecommunication Services - 30.7%
ALLTEL Corp.	518,900	31,440,151
American Tower Corp. Class A (a)	710,000	27,505,400
Bharti Airtel Ltd. (a)	660,000	10,815,295
Centennial Communications Corp. Class A	294,900	2,323,812

	Shares	Value
Crown Castle International Corp. (a)	813,800	$ 26,660,088
Dobson Communications Corp. Class A	3,418,300	30,354,504
InPhonic, Inc. (a)(d)	76,500	950,895
Leap Wireless International, Inc. (a)	422,414	28,542,514
Rural Cellular Corp. Class A (a)	168,700	2,198,161
SBA Communications Corp. Class A (a)	1,049,000	28,291,530
Vodafone Group PLC sponsored ADR	122,700	3,423,330
		192,505,680
TOTAL COMMON STOCKS (Cost $516,438,124)		608,888,172
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 5.35% (b)	3,550,096	3,550,096
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	54,414,050	54,414,050
TOTAL MONEY MARKET FUNDS (Cost $57,964,146)		57,964,146
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $574,402,270)		666,852,318
NET OTHER ASSETS - (6.5)%		(40,470,502)
NET ASSETS - 100%		$ 626,381,816
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 599,879
Fidelity Securities Lending Cash Central Fund	208,152
Total	$ 808,031
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
France	4.9%
India	1.7%
United Kingdom	1.5%
Spain	1.0%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information

At February 28, 2007, the fund had a capital loss carryforward of approximately $495,069,450 of which $321,438,292, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $53,537,450) - See accompanying schedule: Unaffiliated issuers (cost $516,438,124)	$ 608,888,172
Fidelity Central Funds (cost $57,964,146)	57,964,146
Total Investments (cost $574,402,270)		$ 666,852,318
Receivable for investments sold		16,144,628
Receivable for fund shares sold		2,247,368
Dividends receivable		64,863
Distributions receivable from Fidelity Central Funds		71,935
Prepaid expenses		1,607
Other receivables		18,974
Total assets		685,401,693

Liabilities
Payable for investments purchased	$ 461,351
Payable for fund shares redeemed	3,431,023
Accrued management fee	291,823
Distribution fees payable	687
Other affiliated payables	150,185
Other payables and accrued expenses	270,758
Collateral on securities loaned, at value	54,414,050
Total liabilities		59,019,877

Net Assets		$ 626,381,816
Net Assets consist of:
Paid in capital		$ 1,030,874,491
Undistributed net investment income		1,385,280
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(498,119,362)
Net unrealized appreciation (depreciation) on investments		92,241,407
Net Assets		$ 626,381,816

February 28, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($658,086 ÷ 12,932 shares)	$ 50.89

Maximum offering price per share (100/94.25 of $50.89)	$ 53.99

Class T: Net Asset Value and redemption price per share ($559,747 ÷ 11,006 shares)	$ 50.86

Maximum offering price per share (100/96.50 of $50.86)	$ 52.70

Class B: Net Asset Value and offering price per share ($291,032 ÷ 5,729 shares)A	$ 50.80

Class C: Net Asset Value and offering price per share ($332,206 ÷ 6,538 shares)A	$ 50.81

Telecommunications: Net Asset Value, offering price and redemption price per share ($624,426,645 ÷ 12,265,941 shares)	$ 50.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,100 ÷ 2,241 shares)	$ 50.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 9,195,804
Special dividends		1,230,657
Interest		137
Income from Fidelity Central Funds		808,031
Total income		11,234,629

Expenses
Management fee	$ 2,765,966
Transfer agent fees	1,520,519
Distribution fees	1,168
Accounting and security lending fees	225,781
Custodian fees and expenses	36,123
Independent trustees' compensation	1,860
Registration fees	150,014
Audit	40,413
Legal	8,851
Interest	15,851
Miscellaneous	34,145
Total expenses before reductions	4,800,691
Expense reductions	(101,322)	4,699,369
Net investment income (loss)		6,535,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $101,904)	31,904,030
Foreign currency transactions	(25,988)
Total net realized gain (loss)		31,878,042
Change in net unrealized appreciation (depreciation) on investment securities (net of increase in deferred foreign taxes of $208,641)		54,610,776
Net gain (loss)		86,488,818
Net increase (decrease) in net assets resulting from operations		$ 93,024,078

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,535,260	$ 3,338,999
Net realized gain (loss)	31,878,042	55,407,188
Change in net unrealized appreciation (depreciation)	54,610,776	10,244,776
Net increase (decrease) in net assets resulting from operations	93,024,078	68,990,963
Distributions to shareholders from net investment income	(5,987,382)	(3,005,035)
Share transactions - net increase (decrease)	136,866,943	2,681,402
Redemption fees	144,270	25,069
Total increase (decrease) in net assets	224,047,909	68,692,399

Net Assets
Beginning of period	402,333,907	333,641,508
End of period (including undistributed net investment income of $1,385,280 and undistributed net investment income of $965,295, respectively)	$ 626,381,816	$ 402,333,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	- J
Net realized and unrealized gain (loss)	3.15
Total from investment operations	3.15
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.89
Total Return B, C, D	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23% A
Expenses net of fee waivers, if any	1.23% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 658
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	3.14
Total from investment operations	3.12
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.86
Total Return B, C, D	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.54% A
Expenses net of fee waivers, if any	1.54% A
Expenses net of all reductions	1.53% A
Net investment income (loss)	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 560
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	3.11
Total from investment operations	3.06
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.80
Total Return B, C, D	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.05% A
Expenses net of fee waivers, if any	2.05% A
Expenses net of all reductions	2.05% A
Net investment income (loss)	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.14
Total from investment operations	3.07
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.81
Total Return B, C, D	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07% A
Expenses net of fee waivers, if any	2.07% A
Expenses net of all reductions	2.06% A
Net investment income (loss)	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 332
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 41.97	$ 34.83	$ 35.79	$ 23.62	$ 30.55
Income from Investment Operations
Net investment income (loss) C	.61 F	.36	.49 G	.08	.03
Net realized and unrealized gain (loss)	8.85	7.11	(.96)	12.13	(6.95)
Total from investment operations	9.46	7.47	(.47)	12.21	(6.92)
Distributions from net investment income	(.53)	(.33)	(.49)	(.05)	(.03)
Redemption fees added to paid in capital C	.01	- J	- J	.01	.02
Net asset value, end of period	$ 50.91	$ 41.97	$ 34.83	$ 35.79	$ 23.62
Total Return A, B	22.69%	21.54%	(1.40)%	51.78%	(22.60)%
Ratios to Average Net Assets D, H
Expenses before reductions	.99%	1.05%	1.09%	1.40%	1.56%
Expenses net of fee waivers, if any	.97%	1.05%	1.09%	1.40%	1.56%
Expenses net of all reductions	.97%	.96%	1.02%	1.34%	1.34%
Net investment income (loss)	1.34% F	.96%	1.44% G	.27%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 624,427	$ 402,334	$ 333,642	$ 439,350	$ 312,839
Portfolio turnover rate E	162%	148%	56%	98%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.16
Net realized and unrealized gain (loss)	3.01
Total from investment operations	3.17
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 50.91
Total Return B, C	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.98% A
Expenses net of fee waivers, if any	.98% A
Expenses net of all reductions	.97% A
Net investment income (loss)	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114
Portfolio turnover rate F	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Telecommunications on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 102,069,768
Unrealized depreciation	(12,878,269)
Net unrealized appreciation (depreciation)	89,191,499
Undistributed ordinary income	1,386,172
Capital loss carryforward	(495,069,450)

Cost for federal income tax purposes	$ 577,660,819
The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 5,987,382	$ 3,005,035

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $915,897,899 and $790,008,297, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 139	$ 84
Class T	.25%	.25%	274	123
Class B	.75%	.25%	359	332
Class C	.75%	.25%	396	323
			$ 1,168	$ 862

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 564
Class T	104
$ 668

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Telecommunications. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Telecommunications shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets*
Class A	$ 87.17
Class T	119.23
Class B	73.22
Class C	87.24
Telecommunications	1,520,066.31
Institutional Class	87.27
	$ 1,520,519

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Telecommunications Portfolio	$ 4,433

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $40,816 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,539,417	4.98%	$ 15,851

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,183 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208,152.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Telecommunications' operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,107 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 5,774

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Telecommunications	$ 5,987,382	$ 3,005,035

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007A	2006	2007A	2006
Class A
Shares sold	12,932	-	$ 655,617	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	12,932	-	$ 655,617	$ -
Class T
Shares sold	11,066	-	$ 555,092	$ -
Shares redeemed	(60)	-	(3,110)	-
Net increase (decrease)	11,006	-	$ 551,982	$ -
Class B
Shares sold	5,729	-	$ 285,388	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	5,729	-	$ 285,388	$ -
Class C
Shares sold	6,538	-	$ 326,374	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	6,538	-	$ 326,374	$ -
Telecommunications
Shares sold	12,699,449	3,070,553	$ 581,140,315	$ 116,810,248
Reinvestment of distributions	124,102	74,920	5,727,266	2,869,866
Shares redeemed	(10,144,422)	(3,137,526)	(451,923,224)	(116,998,712)
Net increase (decrease)	2,679,129	7,947	$ 134,944,357	$ 2,681,402
Institutional Class
Shares sold	3,391	-	$ 162,500	$ -
Shares redeemed	(1,150)	-	(59,275)	-
Net increase (decrease)	2,241	-	$ 103,225	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Select Wireless Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Life of fund A
Select Wireless Portfolio	5.16%	15.52%	-4.21%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Wireless Portfolio

Management's Discussion of Fund Performance

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

The fund returned 5.16% during the past year, lagging both the 27.72% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index and the 21.44% return of a blended index specific to the fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months.1 For the 12-month period, the fund also trailed the S&P 500. The fund fell far behind the Goldman Sachs Utilities Index during the first seven months of the review period as investors avoided higher-risk investments, including wireless stocks. Communications equipment stocks, which have virtually no representation in the index, were the biggest detractors, led by Comverse Technology and QUALCOMM. Comverse, whose software helps run voice mail on wireless devices, declined after an options scandal prompted its CEO to flee the country. QUALCOMM, which provides leading-edge technology for wireless networks, fell amid a pending patent dispute. An underweighting in integrated telecommunications services, which did well, and an overweighting in wireless services, which were weak, further undermined returns relative to the index. Some of these losses were offset by not owning NTL, a British cable company in the index that fell sharply as competition increased. During the last five months of the period, the fund again lagged the MSCI index. Communications equipment stocks, which are not in this index, again hampered returns. Although I reduced the fund's equipment stake, returns were disappointing relative to the index, as investors worried about pricing pressures on the industry. The biggest detractor was Motorola, which sank when investors realized that a successor to its popular RAZR phone was not imminent. A big underweighting in AT&T also proved costly, as the stock rallied on improved revenue and earnings growth. On the upside, Telenor - a Norwegian integrated telecom services provider - posted strong gains, driven by the company's decision to take its wireless services into emerging markets. A sizable underweighting in Verizon Communications, the large U.S. integrated telecom provider, further aided returns, as the stock turned in lackluster results. Motorola and Telenor are not in the MSCI index.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Utilities Index, which returned 8.34% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Telecommunications Services Index, which returned 12.09% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 21.44%.

Note to shareholders: Gavin Baker will become manager of the fund on March 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 to February 28, 2007
Actual	$ 1,000.00	$ 1,117.60	$ 5.09
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.98	$ 4.86

* Expenses are equal to the Fund's annualized expense ratio of .97%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Select Wireless Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
ALLTEL Corp.	11.7	10.0
American Tower Corp. Class A	9.2	8.0
QUALCOMM, Inc.	8.7	8.7
AT&T, Inc.	7.3	4.0
Comverse Technology, Inc.	6.7	6.8
Crown Castle International Corp.	5.4	3.4
Leap Wireless International, Inc.	5.1	3.2
Vodafone Group PLC sponsored ADR	4.9	0.0
Dobson Communications Corp. Class A	4.8	2.7
SBA Communications Corp. Class A	4.7	0.0
	68.5
Top Industries (% of fund's net assets)
As of February 28, 2007
Wireless Telecommunication Services	49.7%
Communications Equipment	26.5%
Diversified Telecommunication Services	14.5%
Diversified Financial Services	2.2%
Electronic Equipment & Instruments	1.6%
All Others *	5.5%

As of August 31, 2006
Communications Equipment	37.7%
Wireless Telecommunication Services	36.6%
Diversified Telecommunication Services	17.8%
Electronic Equipment & Instruments	2.1%
Semiconductors & Semiconductor Equipment	2.0%
All Others *	3.8%

* Includes short-term investments and net other assets.

Annual Report

Select Wireless Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 26.5%
Communications Equipment - 26.5%
Comverse Technology, Inc. (a)	853,620	$ 18,762,568
Harris Corp.	213,300	10,468,764
Motorola, Inc.	148,880	2,757,258
QUALCOMM, Inc.	604,250	24,339,190
Research In Motion Ltd. (a)	78,900	11,094,129
Tekelec (a)	86,700	1,080,282
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	145,500	5,203,080
		73,705,271
DIVERSIFIED FINANCIAL SERVICES - 2.2%
Specialized Finance - 2.2%
Fortress Investment Group LLC	201,200	6,076,240
DIVERSIFIED TELECOMMUNICATION SERVICES - 14.5%
Alternative Carriers - 0.3%
Iliad Group SA	8,200	861,824
Integrated Telecommunication Services - 14.2%
AT&T, Inc.	549,897	20,236,210
BT Group PLC	245,400	1,425,283
NeuStar, Inc. Class A (a)	175,000	5,600,000
NTELOS Holding Corp.	274,000	5,115,580
Telenor ASA sponsored ADR (d)	78,600	4,389,024
Verizon Communications, Inc.	74,200	2,777,306
		39,543,403
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		40,405,227
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
Electronic Manufacturing Services - 1.6%
Trimble Navigation Ltd. (a)	168,400	4,455,864
INTERNET SOFTWARE & SERVICES - 0.7%
Internet Software & Services - 0.7%
Openwave Systems, Inc. (a)	238,641	1,947,311
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Semiconductors - 1.0%
Atheros Communications, Inc. (a)	20,600	520,562
Skyworks Solutions, Inc. (a)	344,800	2,275,680
		2,796,242
WIRELESS TELECOMMUNICATION SERVICES - 49.7%
Wireless Telecommunication Services - 49.7%
ALLTEL Corp. (d)	537,488	32,566,397

	Shares	Value
American Tower Corp. Class A (a)	658,992	$ 25,529,350
Bharti Airtel Ltd. (a)	151,941	2,489,828
Crown Castle International Corp. (a)	456,400	14,951,664
Dobson Communications Corp. Class A	1,504,700	13,361,736
InPhonic, Inc. (a)(d)	97,700	1,214,411
Leap Wireless International, Inc. (a)	209,283	14,141,252
SBA Communications Corp. Class A (a)	489,700	13,207,209
Sprint Nextel Corp. (d)	380,331	7,332,782
Vodafone Group PLC sponsored ADR	491,000	13,698,900
		138,493,529
TOTAL COMMON STOCKS (Cost $230,207,176)		267,879,684
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 5.35% (b)	7,321,137	7,321,137
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	15,827,589	15,827,589
TOTAL MONEY MARKET FUNDS (Cost $23,148,726)		23,148,726
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $253,355,902)	291,028,410
NET OTHER ASSETS - (4.5)%	(12,657,457)
NET ASSETS - 100%	$ 278,370,953
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 260,297
Fidelity Securities Lending Cash Central Fund	121,005
Total	$ 381,302
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
United Kingdom	5.4%
Canada	4.0%
Sweden	1.9%
Norway	1.6%
Others (individually less than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $15,791,490) - See accompanying schedule: Unaffiliated issuers (cost $230,207,176)	$ 267,879,684
Fidelity Central Funds (cost $23,148,726)	23,148,726
Total Investments (cost $253,355,902)		$ 291,028,410
Foreign currency held at value (cost $93)		93
Receivable for investments sold		9,420,664
Receivable for fund shares sold		330,933
Dividends receivable		139,696
Distributions receivable from Fidelity Central Funds		9,258
Prepaid expenses		1,456
Other receivables		7,562
Total assets		300,938,072

Liabilities
Payable for investments purchased	$ 4,832,350
Payable for fund shares redeemed	1,524,557
Accrued management fee	135,401
Other affiliated payables	82,456
Other payables and accrued expenses	164,766
Collateral on securities loaned, at value	15,827,589
Total liabilities		22,567,119

Net Assets		$ 278,370,953
Net Assets consist of:
Paid in capital		$ 238,266,603
Undistributed net investment income		1,698,246
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		845,134
Net unrealized appreciation (depreciation) on investments		37,560,970
Net Assets, for 39,027,066 shares outstanding		$ 278,370,953
Net Asset Value, offering price and redemption price per share ($278,370,953 ÷ 39,027,066 shares)		$ 7.13

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 4,256,984
Special dividends		1,475,599
Interest		923
Income from Fidelity Central Funds		381,302
Total income		6,114,808

Expenses
Management fee	$ 2,081,653
Transfer agent fees	1,180,666
Accounting and security lending fees	172,843
Custodian fees and expenses	25,932
Independent trustees' compensation	1,417
Registration fees	34,014
Audit	37,712
Legal	7,752
Interest	1,337
Miscellaneous	41,581
Total expenses before reductions	3,584,907
Expense reductions	(39,197)	3,545,710
Net investment income (loss)		2,569,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $160,443)	4,203,894
Foreign currency transactions	(37,780)
Total net realized gain (loss)		4,166,114
Change in net unrealized appreciation (depreciation) on investment securities (net of increase in deferred foreign taxes of $15,865)		(3,617,184)
Net gain (loss)		548,930
Net increase (decrease) in net assets resulting from operations		$ 3,118,028

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,569,098	$ 183,237
Net realized gain (loss)	4,166,114	122,872,136
Change in net unrealized appreciation (depreciation)	(3,617,184)	(26,620,651)
Net increase (decrease) in net assets resulting from operations	3,118,028	96,434,722
Distributions to shareholders from net realized gain	(30,965,053)	-
Share transactions Proceeds from sales of shares	94,138,809	340,148,847
Reinvestment of distributions	29,981,288	-
Cost of shares redeemed	(320,642,345)	(306,680,611)
Net increase (decrease) in net assets resulting from share transactions	(196,522,248)	33,468,236
Redemption fees	37,734	94,936
Total increase (decrease) in net assets	(224,331,539)	129,997,894

Net Assets
Beginning of period	502,702,492	372,704,598
End of period (including undistributed net investment income of $1,698,246 and undistributed net investment income of $161,188, respectively)	$ 278,370,953	$ 502,702,492
Other Information Shares
Sold	13,650,120	52,205,281
Issued in reinvestment of distributions	4,216,778	-
Redeemed	(48,675,978)	(47,885,529)
Net increase (decrease)	(30,809,080)	4,319,752

Financial Highlights

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 5.69	$ 4.85	$ 2.42	$ 3.68
Income from Investment Operations
Net investment income (loss) C	.05 F	- I	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	.32	1.51	.85	2.46	(1.23)
Total from investment operations	.37	1.51	.84	2.43	(1.26)
Distributions from net realized gain	(.44)	-	-	-	-
Redemption fees added to paid in capital C	- I	- I	- I	- I	- I
Net asset value, end of period	$ 7.13	$ 7.20	$ 5.69	$ 4.85	$ 2.42
Total Return A, B	5.16%	26.54%	17.32%	100.41%	(34.24)%
Ratios to Average Net Assets D, G
Expenses before reductions	.97%	1.00%	1.04%	1.55%	2.17%
Expenses net of fee waivers, if any	.97%	1.00%	1.04%	1.55%	2.17%
Expenses net of all reductions	.96%	.89%	.97%	1.43%	2.01%
Net investment income (loss)	.69% F	.04%	(.27)%	(.77)%	(1.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,371	$ 502,702	$ 372,705	$ 283,040	$ 51,720
Portfolio turnover rate E	124%	162%	96%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .30%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed,

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,810,497
Unrealized depreciation	(5,960,506)
Net unrealized appreciation (depreciation)	35,849,991
Cost for federal income tax purposes	$ 255,178,419

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 844,181	$ -
Long-term Capital Gains	30,120,872	-
Total	$ 30,965,053	$ -

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $451,179,003 and $677,531,295, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of ..32% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Wireless Portfolio	$ 6,503

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,667 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,080 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on

Annual Report

8. Security Lending - continued

the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $121,005.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,034,500. The weighted average interest rate was 4.78%. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,007 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $5,751.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio ( funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998 and 2000

Secretary of Select Telecommunications Portfolio (1998) and Select Wireless Portfolio (2000). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Wireless	$2,556,118

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Telecommunications
April, 2006	100%
December, 2006	100%
Wireless
April, 2006	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Telecommunications
April, 2006	100%
December, 2006	100%
Wireless
April, 2006	100%

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Select Portfolios' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	13,182,341,755.09	94.980
Withheld	696,736,162.41	5.020
TOTAL	13,879,077,917.50	100.000
Albert R. Gamper, Jr.
Affirmative	13,177,593,614.43	94.946
Withheld	701,484,303.07	5.054
TOTAL	13,879,077,917.50	100.000
Robert M. Gates
Affirmative	13,141,235,622.81	94.684
Withheld	737,842,294.69	5.316
TOTAL	13,879,077,917.50	100.000
George H. Heilmeier
Affirmative	13,140,073,210.00	94.675
Withheld	739,004,707.50	5.325
TOTAL	13,879,077,917.50	100.000
Edward C. Johnson 3d
Affirmative	13,106,284,587.54	94.432
Withheld	772,793,329.96	5.568
TOTAL	13,879,077,917.50	100.000
Stephen P. Jonas
Affirmative	13,168,282,872.88	94.879
Withheld	710,795,044.62	5.121
TOTAL	13,879,077,917.50	100.000
James H. KeyesB
Affirmative	13,164,603,089.66	94.852
Withheld	714,474,827.84	5.148
TOTAL	13,879,077,917.50	100.000
Marie L. Knowles
Affirmative	13,169,356,779.66	94.886
Withheld	709,721,137.84	5.114
TOTAL	13,879,077,917.50	100.000
Ned C. Lautenbach
Affirmative	13,166,485,155.52	94.866
Withheld	712,592,761.98	5.134
TOTAL	13,879,077,917.50	100.000
William O. McCoy
Affirmative	13,129,548,996.59	94.600
Withheld	749,528,920.91	5.400
TOTAL	13,879,077,917.50	100.000
Robert L. Reynolds
Affirmative	13,180,813,649.06	94.969
Withheld	698,264,268.44	5.031
TOTAL	13,879,077,917.50	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	13,170,500,616.42	94.895
Withheld	708,577,301.08	5.105
TOTAL	13,879,077,917.50	100.000
William S. Stavropoulos
Affirmative	13,143,284,328.22	94.699
Withheld	735,793,589.28	5.301
TOTAL	13,879,077,917.50	100.000
Kenneth L. Wolfe
Affirmative	13,162,946,758.47	94.840
Withheld	716,131,159.03	5.160
TOTAL	13,879,077,917.50	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

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Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above are classes
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Consumer Staples Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	11.68%	7.51%	8.03%
Class T (incl. 3.50% sales charge) B	14.15%	7.98%	8.27%
Class B (incl. contingent deferred sales charge) C	13.16%	8.45%	8.64%
Class C (incl. contingent deferred sales charge) D	17.14%	8.73%	8.64%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, Select Consumer Staples Portfolio was named Select Food and Agriculture Portfolio and operated under certain different investment policies. Effective October 1, 2006, shareholders of Select Consumer Staples Portfolio approved broadening the fund's focus so that it invests primarily in companies engaged in the manufacture, sale or distribution of consumer staples, including food and agriculture companies in which the fund previously invested, but also other consumer staples companies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class T (dagger) on February 28, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

(dagger) Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

Annual Report

Fidelity Advisor Consumer Staples Fund - Class A, T, B and C

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Fund

A strong year for stocks encountered some volatility near the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in connection with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. For the 12 months ending February 28, 2007, the fund outpaced the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which returned 14.32%, and a blended index specific to this fund, which advanced 11.06%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. The new supplemental benchmark and name change reflected a broadening of the fund's focus, from primarily food and agriculture stocks to the larger universe of all consumer staples issues. The portfolio also outperformed the S&P 500 for the 12-month period. (For specific performance information on the fund's Class A, Class T, Class B and Class C shares, please refer to the performance section of this report.) For the first seven months of the review period, the fund performed better than the Goldman Sachs index, driven by good stock selection and a strong showing from food and agriculture stocks in general, relative to weaker performing areas of the index such as home improvement retail, travel and publishing-which we did not own because they were outside the fund's narrow focus. Key contributors included supermarket chain Safeway, whose stock performed well as the company delivered improved sales and profit growth, and out-of-index Swiss food conglomerate Nestle. Not owning home improvement retailers Home Depot and Lowe's also aided relative results as those index components declined in price. On the negative side, the portfolio missed out on strong performance by cable giant Comcast and media conglomerate News Corp., two index components that were not owned because they were outside of our investment universe. The fund outperformed the MSCI index during the final five months of the period, powered by favorable stock selection. Strong performers included out-of-index holding British American Tobacco, Molson Coors Brewing and cigarette maker Loews Corp.-Carolina Group, which surpassed investor expectations when it delivered solid profit growth. I avoided discount warehouse chain Costco because I felt its stock was already richly valued, but the index component performed well and the fund's relative performance suffered. Drug retailer CVS also hurt fund results when its stock retreated. In response to the fund's benchmark and name changes, I shifted the portfolio's positioning to reflect the broadening of its investment universe. The weighting in packaged foods and meats was cut sharply, restaurant stocks were nearly eliminated, and I increased the weighting in household products and drug retailers.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Consumer Staples Index, which returned 4.56% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 11.06%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Consumer Staples class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C, and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,022.30	$ 2.82B
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.46C
Class T
Actual	$ 1,000.00	$ 1,020.60	$ 3.52B
HypotheticalA	$ 1,000.00	$ 1,016.81	$ 8.05C
Class B
Actual	$ 1,000.00	$ 1,019.50	$ 4.57B
HypotheticalA	$ 1,000.00	$ 1,014.43	$ 10.44C
Class C
Actual	$ 1,000.00	$ 1,019.30	$ 4.68B
HypotheticalA	$ 1,000.00	$ 1,014.18	$ 10.69C
Consumer Staples
Actual	$ 1,000.00	$ 1,078.60	$ 5.00B
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86C
Institutional Class
Actual	$ 1,000.00	$ 1,021.60	$ 2.19B
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Consumer Staples class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for the Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.29%
Class T	1.61%
Class B	2.09%
Class C	2.14%
Consumer Staples	.97%
Institutional Class	1.00%

Annual Report

Select Consumer Staples Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	18.0	1.5
PepsiCo, Inc.	9.8	5.3
The Coca-Cola Co.	8.0	5.8
Altria Group, Inc.	5.7	6.5
British American Tobacco PLC sponsored ADR	4.2	1.0
Colgate-Palmolive Co.	4.1	1.4
CVS Corp.	4.1	0.7
Nestle SA sponsored ADR	4.0	7.5
Kroger Co.	2.8	3.7
Safeway, Inc.	2.2	2.9
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Beverages	29.2%
Household Products	22.1%
Food & Staples Retailing	15.4%
Food Products	14.4%
Tobacco	12.3%
All Others*	6.6%

As of August 31, 2006
Food Products	29.7%
Beverages	20.0%
Hotels, Restaurants & Leisure	12.3%
Food & Staples Retailing	11.8%
Tobacco	9.1%
All Others*	17.1%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
BEVERAGES - 29.2%
Brewers - 5.7%
Anadolu Efes Biracilk Ve Malt Sanyii AS	23,000	$ 712,137
Boston Beer Co., Inc. Class A (a)	15,500	508,245
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	18,000	870,660
Grupo Modelo SA de CV Series C	173,000	889,921
Heineken NV (Bearer)	38,000	1,873,202
InBev SA	81,400	5,397,884
Molson Coors Brewing Co. Class B	90,700	7,658,708
SABMiller PLC	164,900	3,653,925
		21,564,682
Distillers & Vintners - 3.8%
Brown-Forman Corp. Class B (non-vtg.)	28,000	1,834,000
Constellation Brands, Inc. Class A (sub. vtg.)	50,900	1,194,114
Diageo PLC sponsored ADR	69,800	5,541,422
Pernod Ricard SA	27,200	5,614,879
		14,184,415
Soft Drinks - 19.7%
Coca-Cola Femsa SA de CV sponsored ADR	44,500	1,535,250
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	92,000	3,591,680
Coca-Cola Icecek AS	124,000	921,444
Fomento Economico Mexicano SA de CV sponsored ADR	7,300	805,190
Hansen Natural Corp. (a)(d)	7,700	269,500
PepsiCo, Inc.	584,800	36,930,120
The Coca-Cola Co.	649,200	30,304,656
		74,357,840
TOTAL BEVERAGES		110,106,937
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Senomyx, Inc. (a)	72,300	912,426
FOOD & STAPLES RETAILING - 15.4%
Drug Retail - 6.3%
CVS Corp.	488,300	15,337,503
Rite Aid Corp.	157,500	940,275
Walgreen Co.	171,300	7,658,823
		23,936,601
Food Distributors - 1.0%
Sysco Corp.	89,400	2,946,624
United Natural Foods, Inc. (a)	27,200	810,016
		3,756,640
Food Retail - 6.0%
Kroger Co.	407,600	10,463,092
Safeway, Inc.	241,100	8,334,827
Tesco PLC	107,000	908,024

	Shares	Value
The Great Atlantic & Pacific Tea Co. (d)	31,200	$ 992,160
Whole Foods Market, Inc.	38,500	1,839,145
		22,537,248
Hypermarkets & Super Centers - 2.1%
Wal-Mart Stores, Inc.	163,900	7,916,370
TOTAL FOOD & STAPLES RETAILING		58,146,859
FOOD PRODUCTS - 14.4%
Agricultural Products - 2.8%
Archer-Daniels-Midland Co.	168,500	5,793,030
BioMar Holding AS	10,000	461,754
Bunge Ltd.	35,000	2,777,600
Corn Products International, Inc.	28,600	914,342
Nutreco Holding NV	8,000	555,807
		10,502,533
Packaged Foods & Meats - 11.6%
Cadbury Schweppes PLC sponsored ADR	71,900	3,093,857
Chiquita Brands International, Inc.	35,500	514,750
Groupe Danone	23,200	3,675,917
Industrias Bachoco SA de CV sponsored ADR	32,000	921,600
Kellogg Co.	86,200	4,303,104
Koninklijke Numico NV	72,300	3,727,623
Lindt & Spruengli AG	72	1,845,858
Marine Harvest ASA (a)	1,123,000	1,373,152
Nestle SA sponsored ADR	160,800	15,010,680
Smithfield Foods, Inc. (a)	30,000	876,300
TreeHouse Foods, Inc. (a)	100	2,885
Tyson Foods, Inc. Class A	51,200	934,400
Unilever NV (NY Shares)	289,600	7,520,912
		43,801,038
TOTAL FOOD PRODUCTS		54,303,571
HOTELS, RESTAURANTS & LEISURE - 0.1%
Restaurants - 0.1%
Starbucks Corp. (a)	8,000	247,200
HOUSEHOLD PRODUCTS - 22.1%
Household Products - 22.1%
Colgate-Palmolive Co.	230,800	15,546,688
Procter & Gamble Co.	1,065,697	67,661,103
		83,207,791
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Avon Products, Inc.	218,100	7,995,546
Bare Escentuals, Inc.	27,205	946,462
Herbalife Ltd. (a)	100	3,765
		8,945,773
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Johnson & Johnson	29,000	$ 1,828,450
TOBACCO - 12.3%
Tobacco - 12.3%
Altria Group, Inc.	253,700	21,381,836
British American Tobacco PLC sponsored ADR	259,400	15,825,994
Japan Tobacco, Inc.	197	895,785
Loews Corp. - Carolina Group	102,000	7,347,060
Souza Cruz Industria Comerico	57,000	1,032,209
		46,482,884
TOTAL COMMON STOCKS (Cost $327,830,942)		364,181,891
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 5.35% (b)	9,119,079	$ 9,119,079
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	1,106,675	1,106,675
TOTAL MONEY MARKET FUNDS (Cost $10,225,754)		10,225,754
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $338,056,696)	374,407,645
NET OTHER ASSETS - 0.7%	2,574,384
NET ASSETS - 100%	$ 376,982,029
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 570,365
Fidelity Securities Lending Cash Central Fund	75,627
Total	$ 645,992
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.8%
United Kingdom	7.7%
Switzerland	4.5%
Netherlands	3.7%
France	2.5%
Belgium	1.4%
Mexico	1.1%
Greece	1.0%
Others (individually less than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $1,032,700) - See accompanying schedule: Unaffiliated issuers (cost $327,830,942)	$ 364,181,891
Fidelity Central Funds (cost $10,225,754)	10,225,754
Total Investments (cost $338,056,696)		$ 374,407,645
Receivable for investments sold		2,050,469
Receivable for fund shares sold		6,163,051
Dividends receivable		214,904
Distributions receivable from Fidelity Central Funds		49,643
Prepaid expenses		694
Other receivables		6,547
Total assets		382,892,953

Liabilities
Payable for investments purchased	$ 3,114,636
Payable for fund shares redeemed	1,377,606
Accrued management fee	173,754
Distribution fees payable	557
Other affiliated payables	89,302
Other payables and accrued expenses	48,394
Collateral on securities loaned, at value	1,106,675
Total liabilities		5,910,924

Net Assets		$ 376,982,029
Net Assets consist of:
Paid in capital		$ 331,654,886
Undistributed net investment income		810,260
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,165,882
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,351,001
Net Assets		$ 376,982,029

Statement of Assets and Liabilities - continued

February 28, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($986,377 ÷ 16,960 shares)	$ 58.16

Maximum offering price per share (100/94.25 of $58.16)	$ 61.71
Class T: Net Asset Value and redemption price per share ($529,490 ÷ 9,119 shares)	$ 58.06

Maximum offering price per share (100/96.50 of $58.06)	$ 60.17
Class B: Net Asset Value and offering price per share ($226,321 ÷ 3,902 shares)A	$ 58.00

Class C: Net Asset Value and offering price per share ($178,218 ÷ 3,073 shares)A	$ 57.99

Consumer Staples: Net Asset Value, offering price and redemption price per share ($374,929,701 ÷ 6,449,660 shares)	$ 58.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($131,922 ÷ 2,270 shares)	$ 58.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 3,921,319
Interest		53
Income from Fidelity Central Funds		645,992
Total income		4,567,364

Expenses
Management fee	$ 1,315,325
Transfer agent fees	691,650
Distribution fees	1,011
Accounting and security lending fees	102,795
Custodian fees and expenses	53,919
Independent trustees' compensation	822
Registration fees	127,628
Audit	36,636
Legal	3,326
Miscellaneous	10,350
Total expenses before reductions	2,343,462
Expense reductions	(68,570)	2,274,892
Net investment income (loss)		2,292,472
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,020,008
Foreign currency transactions	(10,609)
Total net realized gain (loss)		23,009,399
Change in net unrealized appreciation (depreciation) on: Investment securities	13,327,071
Assets and liabilities in foreign currencies	311
Total change in net unrealized appreciation (depreciation)		13,327,382
Net gain (loss)		36,336,781
Net increase (decrease) in net assets resulting from operations		$ 38,629,253

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,292,472	$ 1,263,331
Net realized gain (loss)	23,009,399	8,287,843
Change in net unrealized appreciation (depreciation)	13,327,382	(385,129)
Net increase (decrease) in net assets resulting from operations	38,629,253	9,166,045
Distributions to shareholders from net investment income	(1,582,908)	(1,049,605)
Distributions to shareholders from net realized gain	(15,661,672)	(6,158,772)
Total distributions	(17,244,580)	(7,208,377)
Share transactions - net increase (decrease)	230,543,294	(16,300,126)
Redemption fees	47,547	20,664
Total increase (decrease) in net assets	251,975,514	(14,321,794)

Net Assets
Beginning of period	125,006,515	139,328,309
End of period (including undistributed net investment income of $810,260 and undistributed net investment income of $237,173, respectively)	$ 376,982,029	$ 125,006,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	1.28
Total from investment operations	1.27
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.16
Total Return B,C,D	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.29% A
Expenses net of fee waivers, if any	1.29% A
Expenses net of all reductions	1.28% A
Net investment income (loss)	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 986
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.17
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.06
Total Return B,C,D	2.06%
Ratios to Average Net Assets F,I
Expenses before reductions	1.61% A
Expenses net of fee waivers, if any	1.61% A
Expenses net of all reductions	1.60% A
Net investment income (loss)	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 529
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.11
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.00
Total Return B,C,D	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	2.09% A
Expenses net of fee waivers, if any	2.09% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.08)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.10
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 57.99
Total Return B,C,D	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	2.14% A
Expenses net of fee waivers, if any	2.14% A
Expenses net of all reductions	2.14% A
Net investment income (loss)	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 178
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 52.18	$ 51.42	$ 46.50	$ 35.71	$ 44.68
Income from Investment Operations
Net investment income (loss) C	.56	.50	.29	.22	.25
Net realized and unrealized gain (loss)	8.88	3.25	4.90	10.80	(8.06)
Total from investment operations	9.44	3.75	5.19	11.02	(7.81)
Distributions from net investment income	(.32)	(.44)	(.29)	(.24)	(.32)
Distributions from net realized gain	(3.18)	(2.56)	-	-	(.88)
Total distributions	(3.50)	(3.00)	(.29)	(.24)	(1.20)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.04
Net asset value, end of period	$ 58.13	$ 52.18	$ 51.42	$ 46.50	$ 35.71
Total Return A,B	18.43%	7.50%	11.24%	30.94%	(17.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.01%	1.04%	1.06%	1.27%	1.25%
Expenses net of fee waivers, if any	.99%	1.04%	1.06%	1.27%	1.25%
Expenses net of all reductions	.98%	1.03%	1.05%	1.25%	1.17%
Net investment income (loss)	.99%	.97%	.61%	.55%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 374,930	$ 125,007	$ 139,328	$ 104,436	$ 88,123
Portfolio turnover rate E	99%	75%	86%	62%	225%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss)D	.07
Net realized and unrealized gain (loss)	1.16
Total from investment operations	1.23
Redemption fees added to paid in capitalD	- I
Net asset value, end of period	$ 58.12
Total Return B,C	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00% A
Expenses net of fee waivers, if any	1.00% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 132
Portfolio turnover rate F	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Consumer Staples Portfolio (formerly Food and Agriculture Portfolio) (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Consumer Staples on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,446,201
Unrealized depreciation	(2,642,135)
Net unrealized appreciation (depreciation)	35,804,066
Undistributed ordinary income	2,363,461
Undistributed long-term capital gain	2,384,179

Cost for federal income tax purposes	$ 338,603,579

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 1,582,908	$ 1,906,227
Long-term Capital Gains	15,661,672	5,302,150
Total	$ 17,244,580	$ 7,208,377

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $426,154,222 and $222,805,678, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 241	$ 130
Class T	.25%	.25%	208	112
Class B	.75%	.25%	290	275
Class C	.75%	.25%	272	261
			$ 1,011	$ 778

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 357
Class T	405
$ 762

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Consumer Staples. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Consumer Staples shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 112.13
Class T	82.21
Class B	61.22
Class C	73.29
Consumer Staples	691,220.30
Institutional Class	102.27
	$ 691,650

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Consumer Staples Portfolio	$ 923

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,593 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $506 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $75,627.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Consumer Staples' operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,788 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $970. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Consumer Staples	$ 2,309

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Consumer Staples	$ 1,582,908	$ 1,049,605
From net realized gain
Consumer Staples	$ 15,661,672	$ 6,158,772

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007 A	2006	2007 A	2006
Class A
Shares sold	17,300	-	$ 1,017,780	$ -
Shares redeemed	(340)	-	(20,214)	-
Net increase (decrease)	16,960	-	$ 997,566	$ -
Class T
Shares sold	9,119	-	$ 531,803	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,119	-	$ 531,803	$ -
Class B
Shares sold	3,902	-	$ 225,744	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	3,902	-	$ 225,744	$ -
Class C
Shares sold	3,073	-	$ 177,350	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	3,073	-	$ 177,350	$ -
Consumer Staples
Shares sold	6,369,570	932,427	$ 359,958,201	$ 47,926,666
Reinvestment of distributions	292,584	133,891	16,482,463	6,802,073
Shares redeemed	(2,608,360)	(1,380,263)	(147,956,526)	(71,028,865)
Net increase (decrease)	4,053,794	(313,945)	$ 228,484,138	$ (16,300,126)
Institutional Class
Shares sold	4,028	-	$ 230,500	$ -
Shares redeemed	(1,758)	-	(103,807)	-
Net increase (decrease)	2,270	-	$ 126,693	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	9.48%	21.44%	6.32%
Class T (incl. 3.50% sales charge) B	11.97%	21.99%	6.56%
Class B (incl. contingent deferred sales charge) C	10.93%	22.66%	6.94%
Class C (incl. contingent deferred sales charge) D	14.87%	22.83%	6.93%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class T (dagger) on February 28, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

(dagger) Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Management's Discussion of Fund Performance

Comments from Daniel Dupont, Portfolio Manager of Fidelity Advisor Gold Fund

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in conjunction with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. During the past year, the fund handily outperformed the 10.69% return of the Standard & Poor's®/Citigroup BMI Global Gold Index and also topped the 12.67% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the new S&P®/Citigroup benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the portfolio also beat the S&P 500. (For specific performance information on the fund's Class A, Class T, Class B and Class C shares, please refer to the performance section of this report.) For the first seven months of the review period, the fund outperformed the Goldman Sachs index. Favorable stock selection in precious metals and minerals added considerable value, although the benefits largely were offset by an overweighted exposure to that group, which lagged the index. The fund's positions in platinum producers were especially beneficial. A lack of exposure to most energy-related groups also helped, as crude oil and natural gas prices fell sharply in the early fall after peaking during the summer. During the same seven months, the price of gold finished modestly higher, which helped the fund. Our cash position provided a boost as well. Conversely, unrewarding picks in the diversified metals and mining segment hurt the fund's results. Not owning integrated oil and gas producers, one of the stronger energy categories and a major group in the Goldman Sachs index, also detracted. Further, the fund's absolute performance was curbed by unfavorable currency movements. Among individual holdings, Canada-based Cambior was a notable contributor; the company received a lucrative buyout offer from IAMGOLD in September, helping the stock. Also boosting the fund's return was Aquarius Platinum, a Bermuda-incorporated company based in Australia, with significant properties in South Africa. Both contributors were out-of-benchmark positions, and I sold Aquarius Platinum to lock in profits. On the downside, Aber Diamond was the fund's largest detractor during the seven-month period. Flat diamond prices and a harsh Canadian winter that closed access roads for longer than normal were factors hurting the stock. During the final five months of the period, the fund handily outperformed the S&P/Citigroup index. Stock picking in precious metals and minerals again added value, along with effective choices in diversified metals and mining. Significantly underweighting Canada-based Barrick Gold aided our results. Also having a positive impact on performance was Bema Gold, another Canadian producer of the yellow metal, which was acquired during the period by Kinross Gold. Conversely, not owning Yamana Gold detracted. Although I thought the stock was overvalued, it advanced amid excitement about the company's flagship Chapada mine in Brazil beginning production on schedule in November and early indications that production was meeting or exceeding expectations. Overall, the fund shifted to a higher concentration in gold stocks, bringing it more in line with the new S&P/Citigroup benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the S&P/Citigroup BMI Global Gold Index, which returned 9.80% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and S&P/Citigroup) returned 12.67%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Gold class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C, and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 998.10	$ 2.44B
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.66 C
Class T
Actual	$ 1,000.00	$ 997.00	$ 3.16B
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.30 C
Class B
Actual	$ 1,000.00	$ 996.20	$ 4.23B
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.79 C
Class C
Actual	$ 1,000.00	$ 995.60	$ 4.36 B
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09 C
Gold
Actual	$ 1,000.00	$ 1,050.90	$ 4.47 B
HypotheticalA	$ 1,000.00	$ 1,020.43	$ 4.41 C
Institutional Class
Actual	$ 1,000.00	$ 998.40	$ 2.03 B
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Gold class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for the Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.13%
Class T	1.46%
Class B	1.96%
Class C	2.02%
Gold	.88%
Institutional Class	.94%

Annual Report

Select Gold Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Newcrest Mining Ltd.	9.6	9.1
Meridian Gold, Inc.	9.6	9.5
Newmont Mining Corp.	8.5	4.6
Barrick Gold Corp.	8.1	5.4
IAMGOLD Corp.	5.7	2.5
Kinross Gold Corp.	5.5	0.0
Goldcorp, Inc.	4.6	2.3
Lihir Gold Ltd.	4.4	1.9
Gold Fields Ltd. sponsored ADR	4.1	1.3
Arizona Star Resource Corp.	3.0	2.0
	63.1
Top Industries (% of fund's net assets)
As of February 28, 2007
Gold	78.8%
Precious Metals & Minerals	10.4%
Diversified Metals & Mining	1.1%
All Others*	9.7%

As of August 31, 2006
Gold	54.8%
Precious Metals & Minerals	26.4%
Diversified Metals & Mining	9.2%
All Others*	9.6%

* Includes short-term investments and net other assets.

Annual Report

Select Gold Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value
Australia - 10.0%
METALS & MINING - 10.0%
Gold - 9.6%
Newcrest Mining Ltd.	7,999,971	$ 142,145,664
Precious Metals & Minerals - 0.4%
Central Asia Gold Ltd. (a)(e)	12,025,834	5,874,969
TOTAL METALS & MINING		148,020,633
Canada - 51.0%
METALS & MINING - 51.0%
Gold - 42.9%
Agnico-Eagle Mines Ltd.	200,000	7,873,114
Alamos Gold, Inc. (a)	600,000	4,745,415
Arizona Star Resource Corp. (a)(e)	3,800,000	43,863,024
Barrick Gold Corp.	4,000,000	119,430,550
Bema Gold Corp. warrants 9/7/11 (a)	600,000	1,282,545
Coral Gold Resources Ltd. (a)(e)	672,200	2,034,618
Crystallex International Corp. (a)	11,000,000	32,918,644
Eldorado Gold Corp. (a)	1,500,000	8,952,161
Goldcorp, Inc.	2,516,900	67,530,522
High River Gold Mines Ltd. (a)(f)	1,000,000	1,915,267
High River Gold Mines Ltd. warrants 1/27/08 (a)	332,500	107,730
IAMGOLD Corp.	10,000,000	83,536,403
Kinross Gold Corp. (a)	5,787,600	81,354,490
Meridian Gold, Inc. (a)(e)	5,160,000	141,535,462
Novagold Resources, Inc. (a)	600,000	9,901,244
Orezone Resources, Inc. Class A (a)(e)	10,000,000	18,041,127
Tone Resources Ltd. (a)(e)	1,908,400	2,366,021
White Knight Resources Ltd. (a)(e)	3,955,300	6,087,418
		633,475,755
Precious Metals & Minerals - 8.1%
Aber Diamond Corp.	799,990	28,591,836
Minefinders Corp. Ltd. (a)(e)	3,100,000	33,742,038
Nevada Pacific Gold Ltd. (a)	2,699,900	2,677,854
Pan American Silver Corp. (a)(d)	500,000	15,010,004
Shore Gold, Inc. (a)	6,000,000	39,245,864
SouthernEra Diamonds, Inc. Class A (a)	2,210,000	510,196
		119,777,792
TOTAL METALS & MINING		753,253,547

	Shares	Value
Papua New Guinea - 4.4%
METALS & MINING - 4.4%
Gold - 4.4%
Lihir Gold Ltd. (a)(d)	25,000,020	$ 65,399,902
Peru - 1.9%
METALS & MINING - 1.9%
Precious Metals & Minerals - 1.9%
Compania de Minas Buenaventura SA	400,000	10,905,672
Compania de Minas Buenaventura SA sponsored ADR (d)	600,000	16,632,000
		27,537,672
Russia - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Polyus Gold OJSC sponsored ADR (a)	150,000	7,807,500
South Africa - 8.1%
METALS & MINING - 8.1%
Gold - 8.1%
Anglogold Ashanti Ltd. sponsored ADR	800,000	35,248,000
Gold Fields Ltd.	175,000	3,085,250
Gold Fields Ltd. sponsored ADR (d)	3,400,000	59,942,000
Harmony Gold Mining Co. Ltd. (a)	1,300,000	17,979,000
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	200,000	2,766,000
		119,020,250
United Kingdom - 3.4%
METALS & MINING - 3.4%
Diversified Metals & Mining - 1.1%
African Platinum PLC (a)	15,000,000	15,985,305
Gold - 2.3%
Randgold Resources Ltd. sponsored ADR	1,500,000	34,350,000
TOTAL METALS & MINING		50,335,305
United States of America - 11.0%
METALS & MINING - 11.0%
Gold - 11.0%
Newmont Mining Corp.	2,800,000	126,196,000
Royal Gold, Inc. (d)	1,000,000	33,100,000
US Gold Corp. (a)	728,400	3,350,640
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	566,753
		163,213,393
TOTAL COMMON STOCKS (Cost $1,065,462,510)		1,334,588,202
Money Market Funds - 9.6%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	129,196,888	$ 129,196,888
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	12,653,825	12,653,825
TOTAL MONEY MARKET FUNDS (Cost $141,850,713)		141,850,713
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,207,313,223)	1,476,438,915
NET OTHER ASSETS - 0.1%	1,635,942
NET ASSETS - 100%	$ 1,478,074,857
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,915,267, or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $566,753 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,327,656
Fidelity Securities Lending Cash Central Fund	679,059
Total	$ 8,006,715
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aber Diamond Corp.	$ 101,949,189	$ 42,793,742	$ 99,101,298	$ 2,210,686	$ -
Arizona Star Resource Corp.	15,418,356	22,659,170	-	-	43,863,024
Bolivar Gold Corp.	31,025,393	-	31,022,986	-	-
Cambior, Inc.	65,449,104	16,604,300	30,024,720	-	-
Central Asia Gold Ltd.	-	4,104,140	-	-	5,874,969
Coral Gold Resources Ltd.	-	2,147,230	-	-	2,034,618
Crystallex International Corp.	42,908,067	2,972,762	17,990,417	-	-
Meridian Gold, Inc.	126,303,743	31,759,576	29,346,935	-	141,535,462
Minefinders Corp. Ltd.	29,636,932	4,727,146	12,087,665	-	33,742,038
Orezone Resources, Inc. Class A	14,417,110	5,744,298	-	-	18,041,127
Tone Resources Ltd.	-	2,726,660	-	-	2,366,021
White Knight Resources Ltd.	-	7,289,086	-	-	6,087,418
Total	$ 427,107,894	$ 143,528,110	$ 219,574,021	$ 2,210,686	$ 253,544,677
Income Tax Information

The fund has a capital loss carryforward of $5,961,929, which was acquired in the merger with Select Precious Metals and Minerals, which will expire on February 29, 2008, and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $12,630,696) - See accompanying schedule: Unaffiliated issuers (cost $874,630,732)	$ 1,081,043,525
Fidelity Central Funds (cost $141,850,713)	141,850,713
Other affiliated issuers (cost $190,831,778)	253,544,677
Total Investments (cost $1,207,313,223)		$ 1,476,438,915
Receivable for investments sold		16,410,389
Receivable for fund shares sold		6,177,590
Dividends receivable		593,802
Distributions receivable from Fidelity Central Funds		447,486
Prepaid expenses		6,183
Other receivables		68,504
Total assets		1,500,142,869

Liabilities
Payable for fund shares redeemed	$ 8,250,825
Accrued management fee	705,891
Distribution fees payable	1,403
Other affiliated payables	328,864
Other payables and accrued expenses	127,204
Collateral on securities loaned, at value	12,653,825
Total liabilities		22,068,012

Net Assets		$ 1,478,074,857
Net Assets consist of:
Paid in capital		$ 1,198,251,552
Undistributed net investment income		9,093,033
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,645,198
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		269,085,074
Net Assets		$ 1,478,074,857

Statement of Assets and Liabilities - continued

February 28, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,857,186 ÷ 50,846 shares)	$ 36.53

Maximum offering price per share (100/94.25 of $36.53)	$ 38.76
Class T: Net Asset Value and redemption price per share ($1,093,110 ÷ 29,954 shares)	$ 36.49

Maximum offering price per share (100/96.50 of $36.49)	$ 37.81
Class B: Net Asset Value and offering price per share ($902,208 ÷ 24,742 shares)A	$ 36.46

Class C: Net Asset Value and offering price per share ($437,368 ÷ 12,002 shares)A	$ 36.44

Gold: Net Asset Value, offering price and redemption price per share ($1,473,399,921 ÷ 40,321,271 shares)	$ 36.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($385,064 ÷ 10,539 shares)	$ 36.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Gold Portfolio

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends (including $2,210,686 earned from other affiliated issuers)		$ 10,716,485
Special dividends		3,157,383
Interest		10,770
Income from Fidelity Central Funds		8,006,715
Total income		21,891,353

Expenses
Management fee	$ 8,349,362
Transfer agent fees	3,783,836
Distribution fees	2,316
Accounting and security lending fees	542,179
Custodian fees and expenses	314,883
Independent trustees' compensation	5,822
Registration fees	203,492
Audit	42,802
Legal	25,393
Miscellaneous	63,112
Total expenses before reductions	13,333,197
Expense reductions	(537,549)	12,795,648
Net investment income (loss)		9,095,705
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,844,457
Other affiliated issuers	(63,460)
Foreign currency transactions	(538,205)
Total net realized gain (loss)		107,242,792
Change in net unrealized appreciation (depreciation) on: Investment securities	60,342,102
Assets and liabilities in foreign currencies	(202,987)
Total change in net unrealized appreciation (depreciation)		60,139,115
Net gain (loss)		167,381,907
Net increase (decrease) in net assets resulting from operations		$ 176,477,612

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,095,705	$ 1,051,643
Net realized gain (loss)	107,242,792	215,186,894
Change in net unrealized appreciation (depreciation)	60,139,115	130,381,517
Net increase (decrease) in net assets resulting from operations	176,477,612	346,620,054
Distributions to shareholders from net investment income	(754,152)	(507,609)
Distributions to shareholders from net realized gain	(195,955,908)	(106,134,254)
Total distributions	(196,710,060)	(106,641,863)
Share transactions - net increase (decrease)	170,798,657	378,795,227
Redemption fees	1,843,164	1,675,648
Total increase (decrease) in net assets	152,409,373	620,449,066

Net Assets
Beginning of period	1,325,665,484	705,216,418
End of period (including undistributed net investment income of $9,093,033 and undistributed net investment income of $1,049,798, respectively)	$ 1,478,074,857	$ 1,325,665,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(.07) H
Total from investment operations	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.53
Total Return B,C,D	(.19)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.13% A
Expenses net of fee waivers, if any	1.13% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,857
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.09) H
Total from investment operations	(.12)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.49
Total Return B,C,D	(.30)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.46% A
Expenses net of fee waivers, if any	1.46% A
Expenses net of all reductions	1.43% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,093
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(.08) H
Total from investment operations	(.15)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.46
Total Return B,C,D	(.38)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.96% A
Expenses net of fee waivers, if any	1.96% A
Expenses net of all reductions	1.93% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 902
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(.10) H
Total from investment operations	(.17)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.44
Total Return B,C,D	(.44)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.02% A
Expenses net of fee waivers, if any	2.02% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 437
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.91	$ 27.46	$ 27.21	$ 22.73	$ 18.25
Income from Investment Operations
Net investment income (loss) C	.22 F	.04	.02 G	(.01)	.05
Net realized and unrealized gain (loss)	5.49	12.21	.18	5.85	4.67
Total from investment operations	5.71	12.25	.20	5.84	4.72
Distributions from net investment income	(.02)	(.02)	-	(1.42)	(.36)
Distributions from net realized gain	(5.10)	(3.84)	-	-	-
Total distributions	(5.12)	(3.86)	-	(1.42)	(.36)
Redemption fees added to paid in capital C	.04	.06	.05	.06	.12
Net asset value, end of period	$ 36.54	$ 35.91	$ 27.46	$ 27.21	$ 22.73
Total Return A,B	16.19%	48.84%	.92%	26.79%	26.68%
Ratios to Average Net Assets D,H
Expenses before reductions	.90%	.97%	1.00%	1.12%	1.18%
Expenses net of fee waivers, if any	.90%	.97%	1.00%	1.12%	1.18%
Expenses net of all reductions	.87%	.82%	.89%	1.04%	1.11%
Net investment income (loss)	.62% F	.13%	.07% G	(.03)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,473,400	$ 1,325,665	$ 705,216	$ 735,744	$ 686,029
Portfolio turnover rate E	85%	108%	79%	41%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	(.08) G
Total from investment operations	(.07)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 36.54
Total Return B,C	(.16)%
Ratios to Average Net Assets E,I
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.91% A
Net investment income (loss)	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 385
Portfolio turnover rate F	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Gold on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 209,837,322
Unrealized depreciation	(18,779,101)
Net unrealized appreciation (depreciation)	191,058,221
Undistributed ordinary income	37,037,784
Undistributed long-term capital gain	32,067,203

Cost for federal income tax purposes	$ 1,285,380,694

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 72,402,616	$ 8,912,605
Long-term Capital Gains	124,307,444	97,688,205
Total	$ 196,710,060	$ 106,600,810

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,177,686,107 and $1,142,903,243, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 339	$ 59
Class T	.25%	.25%	811	97
Class B	.75%	.25%	783	646
Class C	.75%	.25%	383	286
			$ 2,316	$ 1,088

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,097
Class T	551
$ 4,648

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Gold. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Gold shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 163.13
Class T	354.23
Class B	118.16
Class C	94.26
Gold	3,783,019.26
Institutional Class	88.25
	$ 3,783,836

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Gold Portfolio	$ 8,580

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $165 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,802 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $679,059.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Gold's operating expenses. During the period, this reimbursement reduced the class' expenses by $57,675.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $419,936 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18,002. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 21,672

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Gold	$ 754,152	$ 507,609
From net realized gain
Gold	$ 195,955,908	$ 106,134,254

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007A	2006	2007A	2006
Class A
Shares sold	52,274	-	$ 1,914,223	$ -
Shares redeemed	(1,428)	-	(52,108)	-
Net increase (decrease)	50,846	-	$ 1,862,115	$ -
Class T
Shares sold	29,954	-	$ 1,097,866	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	29,954	-	$ 1,097,866	$ -
Class B
Shares sold	24,802	-	$ 903,324	$ -
Shares redeemed	(60)	-	(2,269)	-
Net increase (decrease)	24,742	-	$ 901,055	-
Class C
Shares sold	12,002	-	$ 438,523	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	12,002	-	$ 438,523	-
Gold
Shares sold	37,990,378	35,716,956	$ 1,364,967,296	$ 1,098,070,139
Reinvestment of distributions	5,102,742	3,522,978	188,386,905	102,614,627
Shares redeemed	(39,683,634)	(28,011,502)	(1,387,242,690)	(821,889,539)
Net increase (decrease)	3,409,486	11,228,432	$ 166,111,511	$ 378,795,227
Institutional Class
Shares sold	11,934	-	$ 438,322	$ -
Shares redeemed	(1,395)	-	(50,735)	-
Net increase (decrease)	10,539	-	$ 387,587	-

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	15.47%	17.43%	9.61%
Class T (incl. 3.50% sales charge) B	17.94%	17.93%	9.84%
Class B (incl. contingent deferred sales charge) C	17.03%	18.54%	10.21%
Class C (incl. contingent deferred sales charge) D	21.03%	18.74%	10.21%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, Select Materials Portfolio was named Select Industrial Materials Portfolio and operated under certain different investment policies. Effective October 1, 2006, shareholders of Select Materials Portfolio approved broadening the fund's focus beyond materials used in the industrial sector so that it now invests in companies engaged in the manufacture, mining, processing or distribution of raw materials and intermediate goods of all types, including industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals or other natural or synthetic materials. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class T (dagger) on February 28, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

Fidelity Advisor Materials Fund – CL T
S&P 500 Index
$25,560
$20,864
26,000
22,500
20,000
17,500
15,000
12,500
10,000
9,000
$7,600
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

(dagger) Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Management's Discussion of Fund Performance

Comments from Jody Simes, Portfolio Manager of Fidelity Advisor Materials Fund during the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in connection with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. For the 12 months ending February 28, 2007, the fund underperformed the 23.99% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index and the 23.58% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund beat the S&P 500. The new supplemental benchmark reflects a broadening of the fund's focus beyond materials used in the industrials sector. As such, the fund experienced some shifts in its industry weightings. (For specific performance information on the fund's Class A, Class T, Class B and Class C shares, please refer to the performance section of this report.) The main factor behind the fund's modest outperformance of the Goldman Sachs index during the first seven months was strong security selection in diversified metals and mining, a group that is not part of the index. Not owning homebuilding stocks also helped, as this area of the index declined. Overweighting coal and consumable fuels dampened the fund's return, although that loss was partially offset by good security selection there. Not owning aerospace and defense, a strong performing part of the index during the seven-month period, hurt as well. Top contributors included our out-of-benchmark positions in three Canadian metals and mining stocks: Falconbridge, Inco and Skye Resources. The two main detractors also were not found in the index: coal company Peabody Energy and aluminum producer Alcan. During the last five months of the period, the fund underperformed its new MSCI index due to unsuccessful security selection in diversified metals and mining and the fund's modest average cash position, which dampened its return in a strong market. Positive stock selection in and an underweighting of specialty chemicals buoyed the fund's return, as did good security selection in and an overweighting of construction materials. Detractors included out-of-benchmark holdings in Skye Resources, Canadian metals and mining company Birch Mountain Resources and uranium producer Cameco. Top contributions came from Canadian construction materials firm Polaris Minerals - not part of the benchmark - as well as overweighting specialty chemical manufacturer Albemarle. Some stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Materials Index, which returned 21.43% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 23.58%.

Note to shareholders: Duffy Fischer will become manager of the fund on April 2, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Materials class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,087.60	$ 3.16 B
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T
Actual	$ 1,000.00	$ 1,085.10	$ 3.72 B
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B
Actual	$ 1,000.00	$ 1,083.40	$ 4.85 B
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C
Actual	$ 1,000.00	$ 1,083.40	$ 4.85 B
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74 C
Materials
Actual	$ 1,000.00	$ 1,181.30	$ 5.08 B
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71 C
Institutional Class
Actual	$ 1,000.00	$ 1,085.50	$ 2.39 B
HypotheticalA	$ 1,000.00	$ 1,019.54	$ 5.31 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Materials class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Materials	.94%
Institutional Class	1.06%

Annual Report

Select Materials Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.2	5.2
Monsanto Co.	5.7	0.0
Dow Chemical Co.	5.1	5.4
Alcoa, Inc.	4.4	4.8
Phelps Dodge Corp.	4.2	2.5
Praxair, Inc.	3.9	3.1
Weyerhaeuser Co.	3.8	0.0
Air Products & Chemicals, Inc.	3.4	2.6
Nucor Corp.	3.0	2.1
United States Steel Corp.	3.0	3.1
	44.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Chemicals	43.5%
Metals & Mining	29.6%
Paper & Forest Products	7.5%
Construction Materials	5.9%
Containers & Packaging	5.7%
All Others *	7.8%

As of August 31, 2006
Metals & Mining	34.7%
Chemicals	21.9%
Road & Rail	15.2%
Oil, Gas & Consumable Fuels	11.4%
Construction Materials	4.5%
All Others *	12.3%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CHEMICALS - 43.5%
Commodity Chemicals - 1.6%
Lyondell Chemical Co.	116,800	$ 3,721,248
Diversified Chemicals - 15.9%
Dow Chemical Co.	272,100	11,917,980
E.I. du Pont de Nemours & Co.	374,100	18,985,575
PPG Industries, Inc.	92,700	6,141,375
		37,044,930
Fertilizers & Agricultural Chemicals - 9.1%
Agrium, Inc.	66,500	2,552,422
CF Industries Holdings, Inc.	16,100	622,426
Monsanto Co.	254,400	13,404,336
Potash Corp. of Saskatchewan, Inc.	9,800	1,546,538
The Mosaic Co.	96,600	2,457,504
The Scotts Miracle-Gro Co. Class A	16,800	741,048
		21,324,274
Industrial Gases - 8.0%
Air Products & Chemicals, Inc.	104,300	7,803,726
Airgas, Inc.	41,400	1,708,578
Praxair, Inc.	147,200	9,080,768
		18,593,072
Specialty Chemicals - 8.9%
Albemarle Corp.	48,000	3,928,800
Chemtura Corp.	88,900	1,020,572
Cytec Industries, Inc.	28,100	1,652,842
Minerals Technologies, Inc.	14,000	866,460
Nalco Holding Co.	187,900	4,490,810
Rohm & Haas Co.	125,400	6,628,644
Sigma Aldrich Corp.	52,500	2,152,500
		20,740,628
TOTAL CHEMICALS		101,424,152
CONSTRUCTION MATERIALS - 5.9%
Construction Materials - 5.9%
Martin Marietta Materials, Inc.	22,200	2,782,104
Polaris Minerals Corp.	89,500	701,736
Polaris Minerals Corp. (e)	760,000	5,958,873
Vulcan Materials Co.	37,900	4,414,971
		13,857,684
CONTAINERS & PACKAGING - 5.7%
Metal & Glass Containers - 3.3%
Ball Corp.	37,800	1,750,140
Crown Holdings, Inc. (a)	66,100	1,509,724
Owens-Illinois, Inc.	63,300	1,504,008
Pactiv Corp. (a)	64,000	2,060,800
Silgan Holdings, Inc.	14,400	708,624
		7,533,296

	Shares	Value
Paper Packaging - 2.4%
Packaging Corp. of America	177,900	$ 4,358,550
Smurfit-Stone Container Corp.	104,100	1,284,594
		5,643,144
TOTAL CONTAINERS & PACKAGING		13,176,440
MACHINERY - 0.6%
Construction & Farm Machinery & Heavy Trucks - 0.6%
Deere & Co.	13,600	1,474,512
METALS & MINING - 29.6%
Aluminum - 4.4%
Alcoa, Inc.	306,600	10,243,506
Diversified Metals & Mining - 9.0%
BHP Billiton Ltd. sponsored ADR	73,200	3,149,064
Coalcorp Mining, Inc. (a)	7,470,000	4,023,855
Coalcorp Mining, Inc. warrants 2/8/11 (a)	89,000	17,502
Phelps Dodge Corp.	78,400	9,792,944
Rio Tinto PLC sponsored ADR	14,800	3,206,568
Skye Resources, Inc. (a)	74,100	753,957
		20,943,890
Gold - 4.2%
Agnico-Eagle Mines Ltd.	54,000	2,125,741
Goldcorp, Inc.	167,700	4,499,531
Meridian Gold, Inc. (a)	112,300	3,080,316
		9,705,588
Precious Metals & Minerals - 0.1%
Apex Silver Mines Ltd. (a)	18,100	258,468
Steel - 11.9%
A.M. Castle & Co.	36,500	1,051,200
Allegheny Technologies, Inc.	45,400	4,651,230
Carpenter Technology Corp.	16,000	1,896,800
Chaparral Steel Co.	84,800	4,225,584
Companhia Vale do Rio Doce sponsored ADR	59,000	2,013,080
Nucor Corp.	115,400	7,024,398
United States Steel Corp.	78,500	6,956,670
		27,818,962
TOTAL METALS & MINING		68,970,414
OIL, GAS & CONSUMABLE FUELS - 1.6%
Coal & Consumable Fuels - 1.6%
Cameco Corp.	98,300	3,635,137
PAPER & FOREST PRODUCTS - 7.5%
Forest Products - 3.8%
Weyerhaeuser Co. (d)	104,200	8,947,654
Paper Products - 3.7%
Bowater, Inc.	27,400	662,532
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
International Paper Co.	168,700	$ 6,074,887
MeadWestvaco Corp.	62,000	1,887,900
		8,625,319
TOTAL PAPER & FOREST PRODUCTS		17,572,973
TOTAL COMMON STOCKS (Cost $189,632,363)		220,111,312
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 5.35% (b)	11,345,736	11,345,736
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	8,996,000	8,996,000
TOTAL MONEY MARKET FUNDS (Cost $20,341,736)		20,341,736
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $209,974,099)		240,453,048
NET OTHER ASSETS - (3.1)%		(7,253,808)
NET ASSETS - 100%		$ 233,199,240
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,958,873 or 2.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 479,587
Fidelity Securities Lending Cash Central Fund	41,460
Total	$ 521,047
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.8%
Canada	12.4%
United Kingdom	1.4%
Australia	1.4%
Others (individually less than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $8,934,640) - See accompanying schedule: Unaffiliated issuers (cost $189,632,363)	$ 220,111,312
Fidelity Central Funds (cost $20,341,736)	20,341,736
Total Investments (cost $209,974,099)		$ 240,453,048
Receivable for fund shares sold		11,633,830
Dividends receivable		466,522
Distributions receivable from Fidelity Central Funds		52,504
Prepaid expenses		977
Receivable from investment adviser for expense reductions		253
Other receivables		7,378
Total assets		252,614,512

Liabilities
Payable for investments purchased	$ 9,034,723
Payable for fund shares redeemed	1,207,549
Accrued management fee	89,327
Distribution fees payable	867
Other affiliated payables	46,122
Other payables and accrued expenses	40,684
Collateral on securities loaned, at value	8,996,000
Total liabilities		19,415,272

Net Assets		$ 233,199,240
Net Assets consist of:
Paid in capital		$ 195,867,931
Undistributed net investment income		276,784
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,575,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,479,236
Net Assets		$ 233,199,240

Statement of Assets and Liabilities - continued

February 28, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,018,251 ÷ 19,960 shares)	$ 51.01

Maximum offering price per share (100/94.25 of $51.01)	$ 54.12
Class T: Net Asset Value and redemption price per share ($706,773 ÷ 13,889.5 shares)	$ 50.89

Maximum offering price per share (100/96.50 of $50.88)	$ 52.74
Class B: Net Asset Value and offering price per share ($661,690 ÷ 13,022 shares)A	$ 50.81

Class C: Net Asset Value and offering price per share ($546,626 ÷ 10,758 shares)A	$ 50.81

Materials: Net Asset Value, offering price and redemption price per share ($230,147,141 ÷ 4,519,388 shares)	$ 50.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($118,759 ÷ 2,332.9 shares)	$ 50.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 3,072,290
Interest		1,871
Income from Fidelity Central Funds		521,047
Total income		3,595,208

Expenses
Management fee	$ 1,110,432
Transfer agent fees	582,866
Distribution fees	1,383
Accounting and security lending fees	91,132
Custodian fees and expenses	24,762
Independent trustees' compensation	702
Registration fees	126,372
Audit	37,168
Legal	3,517
Interest	2,189
Miscellaneous	12,463
Total expenses before reductions	1,992,986
Expense reductions	(107,567)	1,885,419
Net investment income (loss)		1,709,789
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,867,914
Foreign currency transactions	(725)
Total net realized gain (loss)		18,867,189
Change in net unrealized appreciation (depreciation) on: Investment securities	2,128,190
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation (depreciation)		2,128,067
Net gain (loss)		20,995,256
Net increase (decrease) in net assets resulting from operations		$ 22,705,045

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,709,789	$ 1,058,337
Net realized gain (loss)	18,867,189	8,503,088
Change in net unrealized appreciation (depreciation)	2,128,067	6,934,391
Net increase (decrease) in net assets resulting from operations	22,705,045	16,495,816
Distributions to shareholders from net investment income	(1,721,356)	(770,963)
Distributions to shareholders from net realized gain	(17,315,347)	(3,187,200)
Total distributions	(19,036,703)	(3,958,163)
Share transactions - net increase (decrease)	59,771,650	12,434,145
Redemption fees	236,747	108,867
Total increase (decrease) in net assets	63,676,739	25,080,665

Net Assets
Beginning of period	169,522,501	144,441,836
End of period (including undistributed net investment income of $276,784 and undistributed net investment income of $394,580, respectively)	$ 233,199,240	$ 169,522,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	3.93
Total from investment operations	4.10
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 51.01
Total Return B, C, D	8.76%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50% A
Expenses net of fee waivers, if any	1.40% A
Expenses net of all reductions	1.38% A
Net investment income (loss)	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,018
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.11
Net realized and unrealized gain (loss)	3.87
Total from investment operations	3.98
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.89
Total Return B, C, D	8.51%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80% A
Expenses net of fee waivers, if any	1.65% A
Expenses net of all reductions	1.62% A
Net investment income (loss)	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 707
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	3.84
Total from investment operations	3.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.81
Total Return B, C, D	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	2.26% A
Expenses net of fee waivers, if any	2.15% A
Expenses net of all reductions	2.12% A
Net investment income (loss)	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 662
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	3.81
Total from investment operations	3.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.81
Total Return B, C, D	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	2.31% A
Expenses net of fee waivers, if any	2.15% A
Expenses net of all reductions	2.13% A
Net investment income (loss)	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 547
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.35	$ 40.78	$ 35.99	$ 23.83	$ 25.89
Income from Investment Operations
Net investment income (loss) C	.42	.32	.15	.13 F	.04 F
Net realized and unrealized gain (loss)	9.36	6.40	5.47	12.07	(1.69)
Total from investment operations	9.78	6.72	5.62	12.20	(1.65)
Distributions from net investment income	(.48)	(.25)	(.12)	(.12)	(.46)
Distributions from net realized gain	(4.79)	(.93)	(.74)	-	-
Total distributions	(5.27)	(1.18)	(.86)	(.12)	(.46)
Redemption fees added to paid in capital C	.06	.03	.03	.08	.05
Net asset value, end of period	$ 50.92	$ 46.35	$ 40.78	$ 35.99	$ 23.83
Total Return A, B	22.29%	17.01%	16.09%	51.73%	(6.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.01%	1.05%	1.06%	1.31%	1.57%
Expenses net of fee waivers, if any	.98%	1.05%	1.06%	1.31%	1.57%
Expenses net of all reductions	.96%	1.01%	1.02%	1.17%	1.42%
Net investment income (loss)	.87%	.78%	.42%	.43%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,147	$ 169,523	$ 144,442	$ 135,131	$ 41,275
Portfolio turnover rate E	185%	124%	89%	175%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.07 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	3.92
Total from investment operations	4.00
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 50.91
Total Return B, C	8.55%
Ratios to Average Net Assets E, H
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119
Portfolio turnover rate F	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Materials Portfolio (the Fund) (formerly Industrial Materials Portfolio) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Materials on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and capital gain distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 31,287,329
Unrealized depreciation	(4,284,560)
Net unrealized appreciation (depreciation)	27,002,769
Undistributed ordinary income	276,796
Undistributed long-term capital gain	3,618,826

Cost for federal income tax purposes	$ 213,450,279

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 4,275,377	$ 770,963
Long-term Capital Gains	14,761,326	3,187,200
Total	$ 19,036,703	$ 3,958,163

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $385,380,320 and $348,269,722, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 175	$ 107
Class T	.25%	.25%	224	110
Class B	.75%	.25%	620	527
Class C	.75%	.25%	364	280
			$ 1,383	$ 1,024

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 973
Class T	311
$ 1,284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Materials class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Materials class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 89.14
Class T	91.21
Class B	126.22
Class C	63.18
Materials	582,390.30
Institutional Class	107.29
	$ 582,866

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Materials Portfolio	$ 3,510

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $847 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,629,000	5.17%	$ 2,189

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $512 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $41,460.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 67
Class T	1.65%	64
Class B	2.15%	66
Class C	2.15%	56
		$ 253

FMR voluntarily agreed to reimburse a portion of Material's operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,655 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 978

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Materials	$ 1,721,356	$ 770,963
From net realized gain
Materials	$ 17,315,347	$ 3,187,200

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007 A	2006	2007 A	2006
Class A
Shares sold	19,960	-	$ 1,010,235	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	19,960	-	$ 1,010,235	$ -
Class T
Shares sold	13,890	-	$ 703,837	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	13,890	-	$ 703,837	$ -
Class B
Shares sold	13,022	-	$ 643,438	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	13,022	-	$ 643,438	$ -
Class C
Shares sold	10,758	-	$ 546,127	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	10,758	-	$ 546,127	$ -
Materials
Shares sold	6,290,426	4,217,962	$ 311,961,345	$ 177,007,921
Reinvestment of distributions	378,787	93,814	18,026,752	3,742,752
Shares redeemed	(5,806,915)	(4,196,527)	(273,224,056)	(168,316,528)
Net increase (decrease)	862,298	-	$ 56,764,041	$ 12,434,145
Institutional Class
Shares sold	4,445	-	$ 210,000	$ -
Shares redeemed	(2,112)	-	(106,028)	-
Net increase (decrease)	2,333	-	$ 103,972	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	15.59%	10.23%	6.06%
Class T (incl. 3.50% sales charge) B	18.28%	10.74%	6.31%
Class B (incl. contingent deferred sales charge) C	17.43%	11.24%	6.68%
Class C (incl. contingent deferred sales charge) D	21.45%	11.51%	6.68%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class T (dagger) on February 28, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

(dagger) Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity Advisor Telecommunications Fund during the period covered by the report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in connection with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. During the 12 months ending February 28, 2007, the fund trailed the 27.72% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index, but beat the 21.44% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. F or the 12-month period, the fund also did better than the S&P 500. (For specific performance information on the fund's Class A, Class T, Class B and Class C shares, please refer to the performance section of this report.) During the first seven months of the review period, the fund outpaced the Goldman Sachs index, driven by an overweighting and strong stock selection among integrated telecommunications services stocks. Of note were Qwest Communications and AT&T. Qwest benefited from improved pricing in its residential wireline business, while recent merger activity drove AT&T's earnings beyond expectations. Communications equipment stocks, which had virtually no representation in the index but were a sizable stake in the fund, hurt performance as intense competition pressured industry pricing. Detractors included QUALCOMM, which provides leading-edge technology for wireless networks, and Nortel Networks, which supplies both wireline and wireless equipment. The fund performed roughly in line with the MSCI index during the last five months of the period, with its biggest gains coming from alternative carriers, which compete with the well-known incumbents. An overweighting and strong security selection in the industry boosted returns. Winners included Cogent Communications and Iliad, both of which enjoyed strong market share gains. Cogent supplies high-speed Internet services, and non-index holding Iliad, a French company, sells voice and high-speed data services mainly to residential customers in Paris. Disappointing stock selection in integrated telecommunications services - which represented on average more than 50% of the fund's assets, versus nearly 75% for the MSCI index - cost the fund. Detractors included Qwest Communications, which took a breather after its earlier run-up, and AT&T, which rallied on strong earnings and revenue growth. The fund had an underweighting in AT&T and an overweighting in Qwest. By period end, I had completely eliminated equipment stocks to bring the fund in line with its new benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Utilities Index, which returned 8.34% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Telecommunications Services Index, which returned 12.09% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 21.44%.

Note to shareholders: Gavin Baker will become manager of the fund on March 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Telecommunications class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,066.00	$ 2.75B
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16C
Class T
Actual	$ 1,000.00	$ 1,065.40	$ 3.44B
HypotheticalA	$ 1,000.00	$ 1,017.16	$ 7.70C
Class B
Actual	$ 1,000.00	$ 1,064.10	$ 4.58B
HypotheticalA	$ 1,000.00	$ 1,014.63	$ 10.24C
Class C
Actual	$ 1,000.00	$ 1,064.30	$ 4.62B
HypotheticalA	$ 1,000.00	$ 1,014.53	$ 10.34C
Telecommunications
Actual	$ 1,000.00	$ 1,172.20	$ 5.01B
HypotheticalA	$ 1,000.00	$ 1,020.18	$ 4.66C
Institutional Class
Actual	$ 1,000.00	$ 1,066.40	$ 2.19B
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Telecommunications class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.54%
Class B	2.05%
Class C	2.07%
Telecommunications	.93%
Institutional Class	.98%

Annual Report

Select Telecommunications Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	17.5	15.2
Verizon Communications, Inc.	14.6	11.6
Qwest Communications International, Inc.	9.8	14.7
ALLTEL Corp.	5.0	4.3
Iliad Group SA	4.9	0.0
Dobson Communications Corp. Class A	4.8	0.8
Leap Wireless International, Inc.	4.6	0.5
Time Warner Telecom, Inc. Class A (sub. vtg.)	4.5	2.0
SBA Communications Corp. Class A	4.5	0.0
Level 3 Communications, Inc.	4.5	3.1
	74.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Diversified Telecommunication Services	65.1%
Wireless Telecommunication Services	30.7%
Diversified Financial Services	1.4%
Electronic Equipment & Instruments	0.0%
All Others*	2.8%

As of August 31, 2006
Diversified Telecommunication Services	55.5%
Communications Equipment	29.4%
Wireless Telecommunication Services	12.0%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 1.4%
Specialized Finance - 1.4%
Fortress Investment Group LLC	281,700	$ 8,507,340
DIVERSIFIED TELECOMMUNICATION SERVICES - 65.1%
Alternative Carriers - 16.5%
Cogent Communications Group, Inc. (a)	472,208	10,653,012
Global Crossing Ltd. (a)	199,200	5,663,256
Iliad Group SA (d)	290,500	30,531,683
Level 3 Communications, Inc. (a)(d)	4,283,664	28,143,672
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,292,200	28,441,322
		103,432,945
Integrated Telecommunication Services - 48.6%
AT&T, Inc.	2,985,702	109,873,835
BT Group PLC	1,094,800	6,358,598
Cbeyond, Inc.	5,300	164,671
FairPoint Communications, Inc.	289,000	5,519,900
NeuStar, Inc. Class A (a)	213,900	6,844,800
NTELOS Holding Corp.	796,868	14,877,526
Qwest Communications International, Inc. (a)(d)	6,892,344	61,204,015
Telefonica SA sponsored ADR	101,500	6,534,570
Verizon Communications, Inc.	2,435,924	91,176,635
Windstream Corp.	109,708	1,651,105
		304,205,655
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		407,638,600
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	8,940	236,552
WIRELESS TELECOMMUNICATION SERVICES - 30.7%
Wireless Telecommunication Services - 30.7%
ALLTEL Corp.	518,900	31,440,151
American Tower Corp. Class A (a)	710,000	27,505,400
Bharti Airtel Ltd. (a)	660,000	10,815,295
Centennial Communications Corp. Class A	294,900	2,323,812

	Shares	Value
Crown Castle International Corp. (a)	813,800	$ 26,660,088
Dobson Communications Corp. Class A	3,418,300	30,354,504
InPhonic, Inc. (a)(d)	76,500	950,895
Leap Wireless International, Inc. (a)	422,414	28,542,514
Rural Cellular Corp. Class A (a)	168,700	2,198,161
SBA Communications Corp. Class A (a)	1,049,000	28,291,530
Vodafone Group PLC sponsored ADR	122,700	3,423,330
		192,505,680
TOTAL COMMON STOCKS (Cost $516,438,124)		608,888,172
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 5.35% (b)	3,550,096	3,550,096
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	54,414,050	54,414,050
TOTAL MONEY MARKET FUNDS (Cost $57,964,146)		57,964,146
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $574,402,270)		666,852,318
NET OTHER ASSETS - (6.5)%		(40,470,502)
NET ASSETS - 100%		$ 626,381,816
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 599,879
Fidelity Securities Lending Cash Central Fund	208,152
Total	$ 808,031
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
France	4.9%
India	1.7%
United Kingdom	1.5%
Spain	1.0%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information

At February 28, 2007, the fund had a capital loss carryforward of approximately $495,069,450 of which $321,438,292, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $53,537,450) - See accompanying schedule: Unaffiliated issuers (cost $516,438,124)	$ 608,888,172
Fidelity Central Funds (cost $57,964,146)	57,964,146
Total Investments (cost $574,402,270)		$ 666,852,318
Receivable for investments sold		16,144,628
Receivable for fund shares sold		2,247,368
Dividends receivable		64,863
Distributions receivable from Fidelity Central Funds		71,935
Prepaid expenses		1,607
Other receivables		18,974
Total assets		685,401,693

Liabilities
Payable for investments purchased	$ 461,351
Payable for fund shares redeemed	3,431,023
Accrued management fee	291,823
Distribution fees payable	687
Other affiliated payables	150,185
Other payables and accrued expenses	270,758
Collateral on securities loaned, at value	54,414,050
Total liabilities		59,019,877

Net Assets		$ 626,381,816
Net Assets consist of:
Paid in capital		$ 1,030,874,491
Undistributed net investment income		1,385,280
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(498,119,362)
Net unrealized appreciation (depreciation) on investments		92,241,407
Net Assets		$ 626,381,816

February 28, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($658,086 ÷ 12,932 shares)	$ 50.89

Maximum offering price per share (100/94.25 of $50.89)	$ 53.99

Class T: Net Asset Value and redemption price per share ($559,747 ÷ 11,006 shares)	$ 50.86

Maximum offering price per share (100/96.50 of $50.86)	$ 52.70

Class B: Net Asset Value and offering price per share ($291,032 ÷ 5,729 shares)A	$ 50.80

Class C: Net Asset Value and offering price per share ($332,206 ÷ 6,538 shares)A	$ 50.81

Telecommunications: Net Asset Value, offering price and redemption price per share ($624,426,645 ÷ 12,265,941 shares)	$ 50.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,100 ÷ 2,241 shares)	$ 50.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 9,195,804
Special dividends		1,230,657
Interest		137
Income from Fidelity Central Funds		808,031
Total income		11,234,629

Expenses
Management fee	$ 2,765,966
Transfer agent fees	1,520,519
Distribution fees	1,168
Accounting and security lending fees	225,781
Custodian fees and expenses	36,123
Independent trustees' compensation	1,860
Registration fees	150,014
Audit	40,413
Legal	8,851
Interest	15,851
Miscellaneous	34,145
Total expenses before reductions	4,800,691
Expense reductions	(101,322)	4,699,369
Net investment income (loss)		6,535,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $101,904)	31,904,030
Foreign currency transactions	(25,988)
Total net realized gain (loss)		31,878,042
Change in net unrealized appreciation (depreciation) on investment securities (net of increase in deferred foreign taxes of $208,641)		54,610,776
Net gain (loss)		86,488,818
Net increase (decrease) in net assets resulting from operations		$ 93,024,078

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,535,260	$ 3,338,999
Net realized gain (loss)	31,878,042	55,407,188
Change in net unrealized appreciation (depreciation)	54,610,776	10,244,776
Net increase (decrease) in net assets resulting from operations	93,024,078	68,990,963
Distributions to shareholders from net investment income	(5,987,382)	(3,005,035)
Share transactions - net increase (decrease)	136,866,943	2,681,402
Redemption fees	144,270	25,069
Total increase (decrease) in net assets	224,047,909	68,692,399

Net Assets
Beginning of period	402,333,907	333,641,508
End of period (including undistributed net investment income of $1,385,280 and undistributed net investment income of $965,295, respectively)	$ 626,381,816	$ 402,333,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	- J
Net realized and unrealized gain (loss)	3.15
Total from investment operations	3.15
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.89
Total Return B, C, D	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23% A
Expenses net of fee waivers, if any	1.23% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 658
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	3.14
Total from investment operations	3.12
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.86
Total Return B, C, D	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.54% A
Expenses net of fee waivers, if any	1.54% A
Expenses net of all reductions	1.53% A
Net investment income (loss)	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 560
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	3.11
Total from investment operations	3.06
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.80
Total Return B, C, D	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.05% A
Expenses net of fee waivers, if any	2.05% A
Expenses net of all reductions	2.05% A
Net investment income (loss)	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.14
Total from investment operations	3.07
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.81
Total Return B, C, D	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07% A
Expenses net of fee waivers, if any	2.07% A
Expenses net of all reductions	2.06% A
Net investment income (loss)	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 332
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 41.97	$ 34.83	$ 35.79	$ 23.62	$ 30.55
Income from Investment Operations
Net investment income (loss) C	.61 F	.36	.49 G	.08	.03
Net realized and unrealized gain (loss)	8.85	7.11	(.96)	12.13	(6.95)
Total from investment operations	9.46	7.47	(.47)	12.21	(6.92)
Distributions from net investment income	(.53)	(.33)	(.49)	(.05)	(.03)
Redemption fees added to paid in capital C	.01	- J	- J	.01	.02
Net asset value, end of period	$ 50.91	$ 41.97	$ 34.83	$ 35.79	$ 23.62
Total Return A, B	22.69%	21.54%	(1.40)%	51.78%	(22.60)%
Ratios to Average Net Assets D, H
Expenses before reductions	.99%	1.05%	1.09%	1.40%	1.56%
Expenses net of fee waivers, if any	.97%	1.05%	1.09%	1.40%	1.56%
Expenses net of all reductions	.97%	.96%	1.02%	1.34%	1.34%
Net investment income (loss)	1.34% F	.96%	1.44% G	.27%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 624,427	$ 402,334	$ 333,642	$ 439,350	$ 312,839
Portfolio turnover rate E	162%	148%	56%	98%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.16
Net realized and unrealized gain (loss)	3.01
Total from investment operations	3.17
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 50.91
Total Return B, C	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.98% A
Expenses net of fee waivers, if any	.98% A
Expenses net of all reductions	.97% A
Net investment income (loss)	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114
Portfolio turnover rate F	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Telecommunications on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 102,069,768
Unrealized depreciation	(12,878,269)
Net unrealized appreciation (depreciation)	89,191,499
Undistributed ordinary income	1,386,172
Capital loss carryforward	(495,069,450)

Cost for federal income tax purposes	$ 577,660,819

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 5,987,382	$ 3,005,035

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $915,897,899 and $790,008,297, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 139	$ 84
Class T	.25%	.25%	274	123
Class B	.75%	.25%	359	332
Class C	.75%	.25%	396	323
			$ 1,168	$ 862

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 564
Class T	104
$ 668

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Telecommunications. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Telecommunications shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets*
Class A	$ 87.17
Class T	119.23
Class B	73.22
Class C	87.24
Telecommunications	1,520,066.31
Institutional Class	87.27
	$ 1,520,519

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Telecommunications Portfolio	$ 4,433

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $40,816 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,539,417	4.98%	$ 15,851

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,183 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208,152.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Telecommunications' operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,107 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 5,774

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Telecommunications	$ 5,987,382	$ 3,005,035

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007A	2006	2007A	2006
Class A
Shares sold	12,932	-	$ 655,617	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	12,932	-	$ 655,617	$ -
Class T
Shares sold	11,066	-	$ 555,092	$ -
Shares redeemed	(60)	-	(3,110)	-
Net increase (decrease)	11,006	-	$ 551,982	$ -
Class B
Shares sold	5,729	-	$ 285,388	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	5,729	-	$ 285,388	$ -
Class C
Shares sold	6,538	-	$ 326,374	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	6,538	-	$ 326,374	$ -
Telecommunications
Shares sold	12,699,449	3,070,553	$ 581,140,315	$ 116,810,248
Reinvestment of distributions	124,102	74,920	5,727,266	2,869,866
Shares redeemed	(10,144,422)	(3,137,526)	(451,923,224)	(116,998,712)
Net increase (decrease)	2,679,129	7,947	$ 134,944,357	$ 2,681,402
Institutional Class
Shares sold	3,391	-	$ 162,500	$ -
Shares redeemed	(1,150)	-	(59,275)	-
Net increase (decrease)	2,241	-	$ 103,225	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select portfolios management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the funds. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of the funds. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the funds. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the funds. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the funds. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the funds. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the funds. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the funds. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Consumer Staples	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/16/07	04/13/07	$0.063	$0.670
Class T	04/16/07	04/13/07	$0.061	$0.670
Class B	04/16/07	04/13/07	$0.040	$0.670
Class C	04/16/07	04/13/07	$0.019	$0.670
Gold
Class A	04/16/07	04/13/07	$0.186	$1.580
Class T	04/16/07	04/13/07	$0.163	$1.580
Class B	04/16/07	04/13/07	$0.159	$1.580
Class C	04/16/07	04/13/07	$0.171	$1.580
Materials
Class A	04/16/07	04/13/07	$0.041	$0.610
Class T	04/16/07	04/13/07	$0.039	$0.610
Class B	04/16/07	04/13/07	$0.020	$0.610
Class C	04/16/07	04/13/07	$0.031	$0.610
Telecommunications
Class A	04/16/07	04/13/07	$0.123	$0.000
Class T	04/16/07	04/13/07	$0.109	$0.000
Class B	04/16/07	04/13/07	$0.074	$0.000
Class C	04/16/07	04/13/07	$0.082	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples	$16,772,704
Gold	$75,675,851
Materials	$17,855,413

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

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(U.K.) Inc.

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(U.K. Limited)

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Boston, MA

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Operations Company, Inc.
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Boston, MA

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Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above are classes
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Consumer Staples Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.41%	8.78%	8.66%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund.

Prior to October 1, 2006, Select Consumer Staples Portfolio was named Select Food and Agriculture Portfolio and operated under certain different investment policies. Effective October 1, 2006, shareholders of Select Consumer Staples Portfolio approved broadening the fund's focus so that it invests primarily in companies engaged in the manufacture, sale or distribution of consumer staples, including food and agriculture companies in which the fund previously invested, but also other consumer staples companies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class (dagger) on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

* The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund.

Annual Report

Fidelity Advisor Consumer Staples Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Fund

A strong year for stocks encountered some volatility near the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in connection with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. For the 12 months ending February 28, 2007, the fund outpaced the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which returned 14.32%, and a blended index specific to this fund, which advanced 11.06%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. The new supplemental benchmark and name change reflected a broadening of the fund's focus, from primarily food and agriculture stocks to the larger universe of all consumer staples issues. The portfolio also outperformed the S&P 500 for the 12-month period. (For specific performance information on the fund's Institutional Class shares, please refer to the performance section of this report.) For the first seven months of the review period, the fund performed better than the Goldman Sachs index, driven by good stock selection and a strong showing from food and agriculture stocks in general, relative to weaker performing areas of the index such as home improvement retail, travel and publishing - which we did not own because they were outside the fund's narrow focus. Key contributors included supermarket chain Safeway, whose stock performed well as the company delivered improved sales and profit growth, and out-of-index Swiss food conglomerate Nestle. Not owning home improvement retailers Home Depot and Lowe's also aided relative results as those index components declined in price. On the negative side, the portfolio missed out on strong performance by cable giant Comcast and media conglomerate News Corp., two index components that were not owned because they were outside of our investment universe. The fund outperformed the MSCI index during the final five months of the period, powered by favorable stock selection. Strong performers included out-of-index holding British American Tobacco, Molson Coors Brewing and cigarette maker Loews Corp.-Carolina Group, which surpassed investor expectations when it delivered solid profit growth. I avoided discount warehouse chain Costco because I felt its stock was already richly valued, but the index component performed well and the fund's relative performance suffered. Drug retailer CVS also hurt fund results when its stock retreated. In response to the fund's benchmark and name changes, I shifted the portfolio's positioning to reflect the broadening of its investment universe. The weighting in packaged foods and meats was cut sharply, restaurant stocks were nearly eliminated, and I increased the weighting in household products and drug retailers.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 6.22% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Consumer Staples Index, which returned 4.56% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 11.06%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Consumer Staples class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C, and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,022.30	$ 2.82B
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.46C
Class T
Actual	$ 1,000.00	$ 1,020.60	$ 3.52B
HypotheticalA	$ 1,000.00	$ 1,016.81	$ 8.05C
Class B
Actual	$ 1,000.00	$ 1,019.50	$ 4.57B
HypotheticalA	$ 1,000.00	$ 1,014.43	$ 10.44C
Class C
Actual	$ 1,000.00	$ 1,019.30	$ 4.68B
HypotheticalA	$ 1,000.00	$ 1,014.18	$ 10.69C
Consumer Staples
Actual	$ 1,000.00	$ 1,078.60	$ 5.00B
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86C
Institutional Class
Actual	$ 1,000.00	$ 1,021.60	$ 2.19B
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Consumer Staples class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for the Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.29%
Class T	1.61%
Class B	2.09%
Class C	2.14%
Consumer Staples	.97%
Institutional Class	1.00%

Annual Report

Select Consumer Staples Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	18.0	1.5
PepsiCo, Inc.	9.8	5.3
The Coca-Cola Co.	8.0	5.8
Altria Group, Inc.	5.7	6.5
British American Tobacco PLC sponsored ADR	4.2	1.0
Colgate-Palmolive Co.	4.1	1.4
CVS Corp.	4.1	0.7
Nestle SA sponsored ADR	4.0	7.5
Kroger Co.	2.8	3.7
Safeway, Inc.	2.2	2.9
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2007
Beverages	29.2%
Household Products	22.1%
Food & Staples Retailing	15.4%
Food Products	14.4%
Tobacco	12.3%
All Others*	6.6%

As of August 31, 2006
Food Products	29.7%
Beverages	20.0%
Hotels, Restaurants & Leisure	12.3%
Food & Staples Retailing	11.8%
Tobacco	9.1%
All Others*	17.1%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
BEVERAGES - 29.2%
Brewers - 5.7%
Anadolu Efes Biracilk Ve Malt Sanyii AS	23,000	$ 712,137
Boston Beer Co., Inc. Class A (a)	15,500	508,245
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	18,000	870,660
Grupo Modelo SA de CV Series C	173,000	889,921
Heineken NV (Bearer)	38,000	1,873,202
InBev SA	81,400	5,397,884
Molson Coors Brewing Co. Class B	90,700	7,658,708
SABMiller PLC	164,900	3,653,925
		21,564,682
Distillers & Vintners - 3.8%
Brown-Forman Corp. Class B (non-vtg.)	28,000	1,834,000
Constellation Brands, Inc. Class A (sub. vtg.)	50,900	1,194,114
Diageo PLC sponsored ADR	69,800	5,541,422
Pernod Ricard SA	27,200	5,614,879
		14,184,415
Soft Drinks - 19.7%
Coca-Cola Femsa SA de CV sponsored ADR	44,500	1,535,250
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	92,000	3,591,680
Coca-Cola Icecek AS	124,000	921,444
Fomento Economico Mexicano SA de CV sponsored ADR	7,300	805,190
Hansen Natural Corp. (a)(d)	7,700	269,500
PepsiCo, Inc.	584,800	36,930,120
The Coca-Cola Co.	649,200	30,304,656
		74,357,840
TOTAL BEVERAGES		110,106,937
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Senomyx, Inc. (a)	72,300	912,426
FOOD & STAPLES RETAILING - 15.4%
Drug Retail - 6.3%
CVS Corp.	488,300	15,337,503
Rite Aid Corp.	157,500	940,275
Walgreen Co.	171,300	7,658,823
		23,936,601
Food Distributors - 1.0%
Sysco Corp.	89,400	2,946,624
United Natural Foods, Inc. (a)	27,200	810,016
		3,756,640
Food Retail - 6.0%
Kroger Co.	407,600	10,463,092
Safeway, Inc.	241,100	8,334,827
Tesco PLC	107,000	908,024

	Shares	Value
The Great Atlantic & Pacific Tea Co. (d)	31,200	$ 992,160
Whole Foods Market, Inc.	38,500	1,839,145
		22,537,248
Hypermarkets & Super Centers - 2.1%
Wal-Mart Stores, Inc.	163,900	7,916,370
TOTAL FOOD & STAPLES RETAILING		58,146,859
FOOD PRODUCTS - 14.4%
Agricultural Products - 2.8%
Archer-Daniels-Midland Co.	168,500	5,793,030
BioMar Holding AS	10,000	461,754
Bunge Ltd.	35,000	2,777,600
Corn Products International, Inc.	28,600	914,342
Nutreco Holding NV	8,000	555,807
		10,502,533
Packaged Foods & Meats - 11.6%
Cadbury Schweppes PLC sponsored ADR	71,900	3,093,857
Chiquita Brands International, Inc.	35,500	514,750
Groupe Danone	23,200	3,675,917
Industrias Bachoco SA de CV sponsored ADR	32,000	921,600
Kellogg Co.	86,200	4,303,104
Koninklijke Numico NV	72,300	3,727,623
Lindt & Spruengli AG	72	1,845,858
Marine Harvest ASA (a)	1,123,000	1,373,152
Nestle SA sponsored ADR	160,800	15,010,680
Smithfield Foods, Inc. (a)	30,000	876,300
TreeHouse Foods, Inc. (a)	100	2,885
Tyson Foods, Inc. Class A	51,200	934,400
Unilever NV (NY Shares)	289,600	7,520,912
		43,801,038
TOTAL FOOD PRODUCTS		54,303,571
HOTELS, RESTAURANTS & LEISURE - 0.1%
Restaurants - 0.1%
Starbucks Corp. (a)	8,000	247,200
HOUSEHOLD PRODUCTS - 22.1%
Household Products - 22.1%
Colgate-Palmolive Co.	230,800	15,546,688
Procter & Gamble Co.	1,065,697	67,661,103
		83,207,791
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Avon Products, Inc.	218,100	7,995,546
Bare Escentuals, Inc.	27,205	946,462
Herbalife Ltd. (a)	100	3,765
		8,945,773
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Johnson & Johnson	29,000	$ 1,828,450
TOBACCO - 12.3%
Tobacco - 12.3%
Altria Group, Inc.	253,700	21,381,836
British American Tobacco PLC sponsored ADR	259,400	15,825,994
Japan Tobacco, Inc.	197	895,785
Loews Corp. - Carolina Group	102,000	7,347,060
Souza Cruz Industria Comerico	57,000	1,032,209
		46,482,884
TOTAL COMMON STOCKS (Cost $327,830,942)		364,181,891
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 5.35% (b)	9,119,079	$ 9,119,079
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	1,106,675	1,106,675
TOTAL MONEY MARKET FUNDS (Cost $10,225,754)		10,225,754
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $338,056,696)	374,407,645
NET OTHER ASSETS - 0.7%	2,574,384
NET ASSETS - 100%	$ 376,982,029
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 570,365
Fidelity Securities Lending Cash Central Fund	75,627
Total	$ 645,992
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.8%
United Kingdom	7.7%
Switzerland	4.5%
Netherlands	3.7%
France	2.5%
Belgium	1.4%
Mexico	1.1%
Greece	1.0%
Others (individually less than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $1,032,700) - See accompanying schedule: Unaffiliated issuers (cost $327,830,942)	$ 364,181,891
Fidelity Central Funds (cost $10,225,754)	10,225,754
Total Investments (cost $338,056,696)		$ 374,407,645
Receivable for investments sold		2,050,469
Receivable for fund shares sold		6,163,051
Dividends receivable		214,904
Distributions receivable from Fidelity Central Funds		49,643
Prepaid expenses		694
Other receivables		6,547
Total assets		382,892,953

Liabilities
Payable for investments purchased	$ 3,114,636
Payable for fund shares redeemed	1,377,606
Accrued management fee	173,754
Distribution fees payable	557
Other affiliated payables	89,302
Other payables and accrued expenses	48,394
Collateral on securities loaned, at value	1,106,675
Total liabilities		5,910,924

Net Assets		$ 376,982,029
Net Assets consist of:
Paid in capital		$ 331,654,886
Undistributed net investment income		810,260
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,165,882
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,351,001
Net Assets		$ 376,982,029

Statement of Assets and Liabilities - continued

February 28, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($986,377 ÷ 16,960 shares)	$ 58.16

Maximum offering price per share (100/94.25 of $58.16)	$ 61.71
Class T: Net Asset Value and redemption price per share ($529,490 ÷ 9,119 shares)	$ 58.06

Maximum offering price per share (100/96.50 of $58.06)	$ 60.17
Class B: Net Asset Value and offering price per share ($226,321 ÷ 3,902 shares)A	$ 58.00

Class C: Net Asset Value and offering price per share ($178,218 ÷ 3,073 shares)A	$ 57.99

Consumer Staples: Net Asset Value, offering price and redemption price per share ($374,929,701 ÷ 6,449,660 shares)	$ 58.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($131,922 ÷ 2,270 shares)	$ 58.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Consumer Staples Portfolio

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 3,921,319
Interest		53
Income from Fidelity Central Funds		645,992
Total income		4,567,364

Expenses
Management fee	$ 1,315,325
Transfer agent fees	691,650
Distribution fees	1,011
Accounting and security lending fees	102,795
Custodian fees and expenses	53,919
Independent trustees' compensation	822
Registration fees	127,628
Audit	36,636
Legal	3,326
Miscellaneous	10,350
Total expenses before reductions	2,343,462
Expense reductions	(68,570)	2,274,892
Net investment income (loss)		2,292,472
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,020,008
Foreign currency transactions	(10,609)
Total net realized gain (loss)		23,009,399
Change in net unrealized appreciation (depreciation) on: Investment securities	13,327,071
Assets and liabilities in foreign currencies	311
Total change in net unrealized appreciation (depreciation)		13,327,382
Net gain (loss)		36,336,781
Net increase (decrease) in net assets resulting from operations		$ 38,629,253

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,292,472	$ 1,263,331
Net realized gain (loss)	23,009,399	8,287,843
Change in net unrealized appreciation (depreciation)	13,327,382	(385,129)
Net increase (decrease) in net assets resulting from operations	38,629,253	9,166,045
Distributions to shareholders from net investment income	(1,582,908)	(1,049,605)
Distributions to shareholders from net realized gain	(15,661,672)	(6,158,772)
Total distributions	(17,244,580)	(7,208,377)
Share transactions - net increase (decrease)	230,543,294	(16,300,126)
Redemption fees	47,547	20,664
Total increase (decrease) in net assets	251,975,514	(14,321,794)

Net Assets
Beginning of period	125,006,515	139,328,309
End of period (including undistributed net investment income of $810,260 and undistributed net investment income of $237,173, respectively)	$ 376,982,029	$ 125,006,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	1.28
Total from investment operations	1.27
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.16
Total Return B,C,D	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.29% A
Expenses net of fee waivers, if any	1.29% A
Expenses net of all reductions	1.28% A
Net investment income (loss)	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 986
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.17
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.06
Total Return B,C,D	2.06%
Ratios to Average Net Assets F,I
Expenses before reductions	1.61% A
Expenses net of fee waivers, if any	1.61% A
Expenses net of all reductions	1.60% A
Net investment income (loss)	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 529
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.11
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 58.00
Total Return B,C,D	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	2.09% A
Expenses net of fee waivers, if any	2.09% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss) E	(.08)
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.10
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 57.99
Total Return B,C,D	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	2.14% A
Expenses net of fee waivers, if any	2.14% A
Expenses net of all reductions	2.14% A
Net investment income (loss)	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 178
Portfolio turnover rate G	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2007	2006	2005	2004 G	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 52.18	$ 51.42	$ 46.50	$ 35.71	$ 44.68
Income from Investment Operations
Net investment income (loss) C	.56	.50	.29	.22	.25
Net realized and unrealized gain (loss)	8.88	3.25	4.90	10.80	(8.06)
Total from investment operations	9.44	3.75	5.19	11.02	(7.81)
Distributions from net investment income	(.32)	(.44)	(.29)	(.24)	(.32)
Distributions from net realized gain	(3.18)	(2.56)	-	-	(.88)
Total distributions	(3.50)	(3.00)	(.29)	(.24)	(1.20)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.04
Net asset value, end of period	$ 58.13	$ 52.18	$ 51.42	$ 46.50	$ 35.71
Total Return A,B	18.43%	7.50%	11.24%	30.94%	(17.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.01%	1.04%	1.06%	1.27%	1.25%
Expenses net of fee waivers, if any	.99%	1.04%	1.06%	1.27%	1.25%
Expenses net of all reductions	.98%	1.03%	1.05%	1.25%	1.17%
Net investment income (loss)	.99%	.97%	.61%	.55%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 374,930	$ 125,007	$ 139,328	$ 104,436	$ 88,123
Portfolio turnover rate E	99%	75%	86%	62%	225%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 56.89
Income from Investment Operations
Net investment income (loss)D	.07
Net realized and unrealized gain (loss)	1.16
Total from investment operations	1.23
Redemption fees added to paid in capitalD	- I
Net asset value, end of period	$ 58.12
Total Return B,C	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00% A
Expenses net of fee waivers, if any	1.00% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 132
Portfolio turnover rate F	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Consumer Staples Portfolio (formerly Food and Agriculture Portfolio) (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Consumer Staples on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,446,201
Unrealized depreciation	(2,642,135)
Net unrealized appreciation (depreciation)	35,804,066
Undistributed ordinary income	2,363,461
Undistributed long-term capital gain	2,384,179

Cost for federal income tax purposes	$ 338,603,579

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 1,582,908	$ 1,906,227
Long-term Capital Gains	15,661,672	5,302,150
Total	$ 17,244,580	$ 7,208,377

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $426,154,222 and $222,805,678, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 241	$ 130
Class T	.25%	.25%	208	112
Class B	.75%	.25%	290	275
Class C	.75%	.25%	272	261
			$ 1,011	$ 778

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 357
Class T	405
$ 762

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Consumer Staples. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Consumer Staples shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 112.13
Class T	82.21
Class B	61.22
Class C	73.29
Consumer Staples	691,220.30
Institutional Class	102.27
	$ 691,650

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Consumer Staples Portfolio	$ 923

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,593 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $506 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $75,627.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Consumer Staples' operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,788 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $970. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Consumer Staples	$ 2,309

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Consumer Staples	$ 1,582,908	$ 1,049,605
From net realized gain
Consumer Staples	$ 15,661,672	$ 6,158,772

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007 A	2006	2007 A	2006
Class A
Shares sold	17,300	-	$ 1,017,780	$ -
Shares redeemed	(340)	-	(20,214)	-
Net increase (decrease)	16,960	-	$ 997,566	$ -
Class T
Shares sold	9,119	-	$ 531,803	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,119	-	$ 531,803	$ -
Class B
Shares sold	3,902	-	$ 225,744	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	3,902	-	$ 225,744	$ -
Class C
Shares sold	3,073	-	$ 177,350	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	3,073	-	$ 177,350	$ -
Consumer Staples
Shares sold	6,369,570	932,427	$ 359,958,201	$ 47,926,666
Reinvestment of distributions	292,584	133,891	16,482,463	6,802,073
Shares redeemed	(2,608,360)	(1,380,263)	(147,956,526)	(71,028,865)
Net increase (decrease)	4,053,794	(313,945)	$ 228,484,138	$ (16,300,126)
Institutional Class
Shares sold	4,028	-	$ 230,500	$ -
Shares redeemed	(1,758)	-	(103,807)	-
Net increase (decrease)	2,270	-	$ 126,693	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	16.19%	22.89%	6.96%

A The initial offering of Institutional Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class (dagger) on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

* The initial offering of Institutional Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Daniel Dupont, Portfolio Manager of Fidelity Advisor Gold Fund

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in conjunction with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. During the past year, the fund handily outperformed the 10.69% return of the Standard & Poor's®/Citigroup BMI Global Gold Index and also topped the 12.67% gain of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September, and the new S&P®/Citigroup benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the portfolio also beat the S&P 500. (For specific performance information on the fund's Institutional Class shares, please refer to the performance section of this report.) For the first seven months of the review period, the fund outperformed the Goldman Sachs index. Favorable stock selection in precious metals and minerals added considerable value, although the benefits largely were offset by an overweighted exposure to that group, which lagged the index. The fund's positions in platinum producers were especially beneficial. A lack of exposure to most energy-related groups also helped, as crude oil and natural gas prices fell sharply in the early fall after peaking during the summer. During the same seven months, the price of gold finished modestly higher, which helped the fund. Our cash position provided a boost as well. Conversely, unrewarding picks in the diversified metals and mining segment hurt the fund's results. Not owning integrated oil and gas producers, one of the stronger energy categories and a major group in the Goldman Sachs index, also detracted. Further, the fund's absolute performance was curbed by unfavorable currency movements. Among individual holdings, Canada-based Cambior was a notable contributor; the company received a lucrative buyout offer from IAMGOLD in September, helping the stock. Also boosting the fund's return was Aquarius Platinum, a Bermuda-incorporated company based in Australia, with significant properties in South Africa. Both contributors were out-of-benchmark positions, and I sold Aquarius Platinum to lock in profits. On the downside, Aber Diamond was the fund's largest detractor during the seven-month period. Flat diamond prices and a harsh Canadian winter that closed access roads for longer than normal were factors hurting the stock. During the final five months of the period, the fund handily outperformed the S&P/Citigroup index. Stock picking in precious metals and minerals again added value, along with effective choices in diversified metals and mining. Significantly underweighting Canada-based Barrick Gold aided our results. Also having a positive impact on performance was Bema Gold, another Canadian producer of the yellow metal, which was acquired during the period by Kinross Gold. Conversely, not owning Yamana Gold detracted. Although I thought the stock was overvalued, it advanced amid excitement about the company's flagship Chapada mine in Brazil beginning production on schedule in November and early indications that production was meeting or exceeding expectations. Overall, the fund shifted to a higher concentration in gold stocks, bringing it more in line with the new S&P/Citigroup benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 2.61% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the S&P/Citigroup BMI Global Gold Index, which returned 9.80% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and S&P/Citigroup) returned 12.67%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Gold class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C, and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 998.10	$ 2.44B
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.66 C
Class T
Actual	$ 1,000.00	$ 997.00	$ 3.16B
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.30 C
Class B
Actual	$ 1,000.00	$ 996.20	$ 4.23B
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.79 C
Class C
Actual	$ 1,000.00	$ 995.60	$ 4.36 B
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09 C
Gold
Actual	$ 1,000.00	$ 1,050.90	$ 4.47 B
HypotheticalA	$ 1,000.00	$ 1,020.43	$ 4.41 C
Institutional Class
Actual	$ 1,000.00	$ 998.40	$ 2.03 B
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Gold class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for the Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.13%
Class T	1.46%
Class B	1.96%
Class C	2.02%
Gold	.88%
Institutional Class	.94%

Annual Report

Select Gold Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Newcrest Mining Ltd.	9.6	9.1
Meridian Gold, Inc.	9.6	9.5
Newmont Mining Corp.	8.5	4.6
Barrick Gold Corp.	8.1	5.4
IAMGOLD Corp.	5.7	2.5
Kinross Gold Corp.	5.5	0.0
Goldcorp, Inc.	4.6	2.3
Lihir Gold Ltd.	4.4	1.9
Gold Fields Ltd. sponsored ADR	4.1	1.3
Arizona Star Resource Corp.	3.0	2.0
	63.1
Top Industries (% of fund's net assets)
As of February 28, 2007
Gold	78.8%
Precious Metals & Minerals	10.4%
Diversified Metals & Mining	1.1%
All Others*	9.7%

As of August 31, 2006
Gold	54.8%
Precious Metals & Minerals	26.4%
Diversified Metals & Mining	9.2%
All Others*	9.6%

* Includes short-term investments and net other assets.

Annual Report

Select Gold Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value
Australia - 10.0%
METALS & MINING - 10.0%
Gold - 9.6%
Newcrest Mining Ltd.	7,999,971	$ 142,145,664
Precious Metals & Minerals - 0.4%
Central Asia Gold Ltd. (a)(e)	12,025,834	5,874,969
TOTAL METALS & MINING		148,020,633
Canada - 51.0%
METALS & MINING - 51.0%
Gold - 42.9%
Agnico-Eagle Mines Ltd.	200,000	7,873,114
Alamos Gold, Inc. (a)	600,000	4,745,415
Arizona Star Resource Corp. (a)(e)	3,800,000	43,863,024
Barrick Gold Corp.	4,000,000	119,430,550
Bema Gold Corp. warrants 9/7/11 (a)	600,000	1,282,545
Coral Gold Resources Ltd. (a)(e)	672,200	2,034,618
Crystallex International Corp. (a)	11,000,000	32,918,644
Eldorado Gold Corp. (a)	1,500,000	8,952,161
Goldcorp, Inc.	2,516,900	67,530,522
High River Gold Mines Ltd. (a)(f)	1,000,000	1,915,267
High River Gold Mines Ltd. warrants 1/27/08 (a)	332,500	107,730
IAMGOLD Corp.	10,000,000	83,536,403
Kinross Gold Corp. (a)	5,787,600	81,354,490
Meridian Gold, Inc. (a)(e)	5,160,000	141,535,462
Novagold Resources, Inc. (a)	600,000	9,901,244
Orezone Resources, Inc. Class A (a)(e)	10,000,000	18,041,127
Tone Resources Ltd. (a)(e)	1,908,400	2,366,021
White Knight Resources Ltd. (a)(e)	3,955,300	6,087,418
		633,475,755
Precious Metals & Minerals - 8.1%
Aber Diamond Corp.	799,990	28,591,836
Minefinders Corp. Ltd. (a)(e)	3,100,000	33,742,038
Nevada Pacific Gold Ltd. (a)	2,699,900	2,677,854
Pan American Silver Corp. (a)(d)	500,000	15,010,004
Shore Gold, Inc. (a)	6,000,000	39,245,864
SouthernEra Diamonds, Inc. Class A (a)	2,210,000	510,196
		119,777,792
TOTAL METALS & MINING		753,253,547

	Shares	Value
Papua New Guinea - 4.4%
METALS & MINING - 4.4%
Gold - 4.4%
Lihir Gold Ltd. (a)(d)	25,000,020	$ 65,399,902
Peru - 1.9%
METALS & MINING - 1.9%
Precious Metals & Minerals - 1.9%
Compania de Minas Buenaventura SA	400,000	10,905,672
Compania de Minas Buenaventura SA sponsored ADR (d)	600,000	16,632,000
		27,537,672
Russia - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Polyus Gold OJSC sponsored ADR (a)	150,000	7,807,500
South Africa - 8.1%
METALS & MINING - 8.1%
Gold - 8.1%
Anglogold Ashanti Ltd. sponsored ADR	800,000	35,248,000
Gold Fields Ltd.	175,000	3,085,250
Gold Fields Ltd. sponsored ADR (d)	3,400,000	59,942,000
Harmony Gold Mining Co. Ltd. (a)	1,300,000	17,979,000
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	200,000	2,766,000
		119,020,250
United Kingdom - 3.4%
METALS & MINING - 3.4%
Diversified Metals & Mining - 1.1%
African Platinum PLC (a)	15,000,000	15,985,305
Gold - 2.3%
Randgold Resources Ltd. sponsored ADR	1,500,000	34,350,000
TOTAL METALS & MINING		50,335,305
United States of America - 11.0%
METALS & MINING - 11.0%
Gold - 11.0%
Newmont Mining Corp.	2,800,000	126,196,000
Royal Gold, Inc. (d)	1,000,000	33,100,000
US Gold Corp. (a)	728,400	3,350,640
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	566,753
		163,213,393
TOTAL COMMON STOCKS (Cost $1,065,462,510)		1,334,588,202
Money Market Funds - 9.6%
	Shares	Value
Fidelity Cash Central Fund, 5.35% (b)	129,196,888	$ 129,196,888
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	12,653,825	12,653,825
TOTAL MONEY MARKET FUNDS (Cost $141,850,713)		141,850,713
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,207,313,223)	1,476,438,915
NET OTHER ASSETS - 0.1%	1,635,942
NET ASSETS - 100%	$ 1,478,074,857
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,915,267, or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $566,753 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,327,656
Fidelity Securities Lending Cash Central Fund	679,059
Total	$ 8,006,715
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aber Diamond Corp.	$ 101,949,189	$ 42,793,742	$ 99,101,298	$ 2,210,686	$ -
Arizona Star Resource Corp.	15,418,356	22,659,170	-	-	43,863,024
Bolivar Gold Corp.	31,025,393	-	31,022,986	-	-
Cambior, Inc.	65,449,104	16,604,300	30,024,720	-	-
Central Asia Gold Ltd.	-	4,104,140	-	-	5,874,969
Coral Gold Resources Ltd.	-	2,147,230	-	-	2,034,618
Crystallex International Corp.	42,908,067	2,972,762	17,990,417	-	-
Meridian Gold, Inc.	126,303,743	31,759,576	29,346,935	-	141,535,462
Minefinders Corp. Ltd.	29,636,932	4,727,146	12,087,665	-	33,742,038
Orezone Resources, Inc. Class A	14,417,110	5,744,298	-	-	18,041,127
Tone Resources Ltd.	-	2,726,660	-	-	2,366,021
White Knight Resources Ltd.	-	7,289,086	-	-	6,087,418
Total	$ 427,107,894	$ 143,528,110	$ 219,574,021	$ 2,210,686	$ 253,544,677
Income Tax Information

The fund has a capital loss carryforward of $5,961,929, which was acquired in the merger with Select Precious Metals and Minerals, which will expire on February 29, 2008, and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $12,630,696) - See accompanying schedule: Unaffiliated issuers (cost $874,630,732)	$ 1,081,043,525
Fidelity Central Funds (cost $141,850,713)	141,850,713
Other affiliated issuers (cost $190,831,778)	253,544,677
Total Investments (cost $1,207,313,223)		$ 1,476,438,915
Receivable for investments sold		16,410,389
Receivable for fund shares sold		6,177,590
Dividends receivable		593,802
Distributions receivable from Fidelity Central Funds		447,486
Prepaid expenses		6,183
Other receivables		68,504
Total assets		1,500,142,869

Liabilities
Payable for fund shares redeemed	$ 8,250,825
Accrued management fee	705,891
Distribution fees payable	1,403
Other affiliated payables	328,864
Other payables and accrued expenses	127,204
Collateral on securities loaned, at value	12,653,825
Total liabilities		22,068,012

Net Assets		$ 1,478,074,857
Net Assets consist of:
Paid in capital		$ 1,198,251,552
Undistributed net investment income		9,093,033
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,645,198
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		269,085,074
Net Assets		$ 1,478,074,857

Statement of Assets and Liabilities - continued

February 28, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,857,186 ÷ 50,846 shares)	$ 36.53

Maximum offering price per share (100/94.25 of $36.53)	$ 38.76
Class T: Net Asset Value and redemption price per share ($1,093,110 ÷ 29,954 shares)	$ 36.49

Maximum offering price per share (100/96.50 of $36.49)	$ 37.81
Class B: Net Asset Value and offering price per share ($902,208 ÷ 24,742 shares)A	$ 36.46

Class C: Net Asset Value and offering price per share ($437,368 ÷ 12,002 shares)A	$ 36.44

Gold: Net Asset Value, offering price and redemption price per share ($1,473,399,921 ÷ 40,321,271 shares)	$ 36.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($385,064 ÷ 10,539 shares)	$ 36.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Gold Portfolio

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends (including $2,210,686 earned from other affiliated issuers)		$ 10,716,485
Special dividends		3,157,383
Interest		10,770
Income from Fidelity Central Funds		8,006,715
Total income		21,891,353

Expenses
Management fee	$ 8,349,362
Transfer agent fees	3,783,836
Distribution fees	2,316
Accounting and security lending fees	542,179
Custodian fees and expenses	314,883
Independent trustees' compensation	5,822
Registration fees	203,492
Audit	42,802
Legal	25,393
Miscellaneous	63,112
Total expenses before reductions	13,333,197
Expense reductions	(537,549)	12,795,648
Net investment income (loss)		9,095,705
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,844,457
Other affiliated issuers	(63,460)
Foreign currency transactions	(538,205)
Total net realized gain (loss)		107,242,792
Change in net unrealized appreciation (depreciation) on: Investment securities	60,342,102
Assets and liabilities in foreign currencies	(202,987)
Total change in net unrealized appreciation (depreciation)		60,139,115
Net gain (loss)		167,381,907
Net increase (decrease) in net assets resulting from operations		$ 176,477,612

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,095,705	$ 1,051,643
Net realized gain (loss)	107,242,792	215,186,894
Change in net unrealized appreciation (depreciation)	60,139,115	130,381,517
Net increase (decrease) in net assets resulting from operations	176,477,612	346,620,054
Distributions to shareholders from net investment income	(754,152)	(507,609)
Distributions to shareholders from net realized gain	(195,955,908)	(106,134,254)
Total distributions	(196,710,060)	(106,641,863)
Share transactions - net increase (decrease)	170,798,657	378,795,227
Redemption fees	1,843,164	1,675,648
Total increase (decrease) in net assets	152,409,373	620,449,066

Net Assets
Beginning of period	1,325,665,484	705,216,418
End of period (including undistributed net investment income of $9,093,033 and undistributed net investment income of $1,049,798, respectively)	$ 1,478,074,857	$ 1,325,665,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(.07) H
Total from investment operations	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.53
Total Return B,C,D	(.19)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.13% A
Expenses net of fee waivers, if any	1.13% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,857
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.09) H
Total from investment operations	(.12)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.49
Total Return B,C,D	(.30)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.46% A
Expenses net of fee waivers, if any	1.46% A
Expenses net of all reductions	1.43% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,093
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(.08) H
Total from investment operations	(.15)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.46
Total Return B,C,D	(.38)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.96% A
Expenses net of fee waivers, if any	1.96% A
Expenses net of all reductions	1.93% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 902
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended February 28,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(.10) H
Total from investment operations	(.17)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 36.44
Total Return B,C,D	(.44)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.02% A
Expenses net of fee waivers, if any	2.02% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 437
Portfolio turnover rate G	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Gold

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.91	$ 27.46	$ 27.21	$ 22.73	$ 18.25
Income from Investment Operations
Net investment income (loss) C	.22 F	.04	.02 G	(.01)	.05
Net realized and unrealized gain (loss)	5.49	12.21	.18	5.85	4.67
Total from investment operations	5.71	12.25	.20	5.84	4.72
Distributions from net investment income	(.02)	(.02)	-	(1.42)	(.36)
Distributions from net realized gain	(5.10)	(3.84)	-	-	-
Total distributions	(5.12)	(3.86)	-	(1.42)	(.36)
Redemption fees added to paid in capital C	.04	.06	.05	.06	.12
Net asset value, end of period	$ 36.54	$ 35.91	$ 27.46	$ 27.21	$ 22.73
Total Return A,B	16.19%	48.84%	.92%	26.79%	26.68%
Ratios to Average Net Assets D,H
Expenses before reductions	.90%	.97%	1.00%	1.12%	1.18%
Expenses net of fee waivers, if any	.90%	.97%	1.00%	1.12%	1.18%
Expenses net of all reductions	.87%	.82%	.89%	1.04%	1.11%
Net investment income (loss)	.62% F	.13%	.07% G	(.03)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,473,400	$ 1,325,665	$ 705,216	$ 735,744	$ 686,029
Portfolio turnover rate E	85%	108%	79%	41%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.60
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	(.08) G
Total from investment operations	(.07)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 36.54
Total Return B,C	(.16)%
Ratios to Average Net Assets E,I
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.91% A
Net investment income (loss)	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 385
Portfolio turnover rate F	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Gold on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 209,837,322
Unrealized depreciation	(18,779,101)
Net unrealized appreciation (depreciation)	191,058,221
Undistributed ordinary income	37,037,784
Undistributed long-term capital gain	32,067,203

Cost for federal income tax purposes	$ 1,285,380,694

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 72,402,616	$ 8,912,605
Long-term Capital Gains	124,307,444	97,688,205
Total	$ 196,710,060	$ 106,600,810

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,177,686,107 and $1,142,903,243, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 339	$ 59
Class T	.25%	.25%	811	97
Class B	.75%	.25%	783	646
Class C	.75%	.25%	383	286
			$ 2,316	$ 1,088

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,097
Class T	551
$ 4,648

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Gold. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Gold shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 163.13
Class T	354.23
Class B	118.16
Class C	94.26
Gold	3,783,019.26
Institutional Class	88.25
	$ 3,783,836

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Gold Portfolio	$ 8,580

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $165 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,802 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $679,059.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Gold's operating expenses. During the period, this reimbursement reduced the class' expenses by $57,675.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $419,936 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18,002. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 21,672

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Gold	$ 754,152	$ 507,609
From net realized gain
Gold	$ 195,955,908	$ 106,134,254

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007A	2006	2007A	2006
Class A
Shares sold	52,274	-	$ 1,914,223	$ -
Shares redeemed	(1,428)	-	(52,108)	-
Net increase (decrease)	50,846	-	$ 1,862,115	$ -
Class T
Shares sold	29,954	-	$ 1,097,866	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	29,954	-	$ 1,097,866	$ -
Class B
Shares sold	24,802	-	$ 903,324	$ -
Shares redeemed	(60)	-	(2,269)	-
Net increase (decrease)	24,742	-	$ 901,055	-
Class C
Shares sold	12,002	-	$ 438,523	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	12,002	-	$ 438,523	-
Gold
Shares sold	37,990,378	35,716,956	$ 1,364,967,296	$ 1,098,070,139
Reinvestment of distributions	5,102,742	3,522,978	188,386,905	102,614,627
Shares redeemed	(39,683,634)	(28,011,502)	(1,387,242,690)	(821,889,539)
Net increase (decrease)	3,409,486	11,228,432	$ 166,111,511	$ 378,795,227
Institutional Class
Shares sold	11,934	-	$ 438,322	$ -
Shares redeemed	(1,395)	-	(50,735)	-
Net increase (decrease)	10,539	-	$ 387,587	-

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	22.27%	18.78%	10.24%

A The initial offering of Institutional Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund.

Prior to October 1, 2006, Select Materials Portfolio was named Select Industrial Materials Portfolio and operated under certain different investment policies. Effective October 1, 2006, shareholders of Select Materials Portfolio approved broadening the fund's focus beyond materials used in the industrial sector so that it now invests in companies engaged in the manufacture, mining, processing or distribution of raw materials and intermediate goods of all types, including industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals or other natural or synthetic materials. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class (dagger) on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

* The initial offering of Institutional Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Jody Simes, Portfolio Manager of Fidelity Advisor Materials Fund during the period covered by this report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd-biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in connection with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. For the 12 months ending February 28, 2007, the fund underperformed the 23.99% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index and the 23.58% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. During the same 12-month period, the fund beat the S&P 500. The new supplemental benchmark reflects a broadening of the fund's focus beyond materials used in the industrials sector. As such, the fund experienced some shifts in its industry weightings. (For specific performance information on the fund's Institutional Class shares, please refer to the performance section of this report.) The main factor behind the fund's modest outperformance of the Goldman Sachs index during the first seven months was strong security selection in diversified metals and mining, a group that is not part of the index. Not owning homebuilding stocks also helped, as this area of the index declined. Overweighting coal and consumable fuels dampened the fund's return, although that loss was partially offset by good security selection there. Not owning aerospace and defense, a strong performing part of the index during the seven-month period, hurt as well. Top contributors included our out-of-benchmark positions in three Canadian metals and mining stocks: Falconbridge, Inco and Skye Resources. The two main detractors also were not found in the index: coal company Peabody Energy and aluminum producer Alcan. During the last five months of the period, the fund underperformed its new MSCI index due to unsuccessful security selection in diversified metals and mining and the fund's modest average cash position, which dampened its return in a strong market. Positive stock selection in and an underweighting of specialty chemicals buoyed the fund's return, as did good security selection in and an overweighting of construction materials. Detractors included out-of-benchmark holdings in Skye Resources, Canadian metals and mining company Birch Mountain Resources and uranium producer Cameco. Top contributions came from Canadian construction materials firm Polaris Minerals - not part of the benchmark - as well as overweighting specialty chemical manufacturer Albemarle. Some stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 1.77% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Materials Index, which returned 21.43% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 23.58%.

Note to shareholders: Duffy Fischer will become manager of the fund on April 2, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Materials class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,087.60	$ 3.16 B
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00 C
Class T
Actual	$ 1,000.00	$ 1,085.10	$ 3.72 B
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25 C
Class B
Actual	$ 1,000.00	$ 1,083.40	$ 4.85 B
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74 C
Class C
Actual	$ 1,000.00	$ 1,083.40	$ 4.85 B
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74 C
Materials
Actual	$ 1,000.00	$ 1,181.30	$ 5.08 B
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71 C
Institutional Class
Actual	$ 1,000.00	$ 1,085.50	$ 2.39 B
HypotheticalA	$ 1,000.00	$ 1,019.54	$ 5.31 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Materials class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Materials	.94%
Institutional Class	1.06%

Annual Report

Select Materials Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.2	5.2
Monsanto Co.	5.7	0.0
Dow Chemical Co.	5.1	5.4
Alcoa, Inc.	4.4	4.8
Phelps Dodge Corp.	4.2	2.5
Praxair, Inc.	3.9	3.1
Weyerhaeuser Co.	3.8	0.0
Air Products & Chemicals, Inc.	3.4	2.6
Nucor Corp.	3.0	2.1
United States Steel Corp.	3.0	3.1
	44.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Chemicals	43.5%
Metals & Mining	29.6%
Paper & Forest Products	7.5%
Construction Materials	5.9%
Containers & Packaging	5.7%
All Others *	7.8%

As of August 31, 2006
Metals & Mining	34.7%
Chemicals	21.9%
Road & Rail	15.2%
Oil, Gas & Consumable Fuels	11.4%
Construction Materials	4.5%
All Others *	12.3%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CHEMICALS - 43.5%
Commodity Chemicals - 1.6%
Lyondell Chemical Co.	116,800	$ 3,721,248
Diversified Chemicals - 15.9%
Dow Chemical Co.	272,100	11,917,980
E.I. du Pont de Nemours & Co.	374,100	18,985,575
PPG Industries, Inc.	92,700	6,141,375
		37,044,930
Fertilizers & Agricultural Chemicals - 9.1%
Agrium, Inc.	66,500	2,552,422
CF Industries Holdings, Inc.	16,100	622,426
Monsanto Co.	254,400	13,404,336
Potash Corp. of Saskatchewan, Inc.	9,800	1,546,538
The Mosaic Co.	96,600	2,457,504
The Scotts Miracle-Gro Co. Class A	16,800	741,048
		21,324,274
Industrial Gases - 8.0%
Air Products & Chemicals, Inc.	104,300	7,803,726
Airgas, Inc.	41,400	1,708,578
Praxair, Inc.	147,200	9,080,768
		18,593,072
Specialty Chemicals - 8.9%
Albemarle Corp.	48,000	3,928,800
Chemtura Corp.	88,900	1,020,572
Cytec Industries, Inc.	28,100	1,652,842
Minerals Technologies, Inc.	14,000	866,460
Nalco Holding Co.	187,900	4,490,810
Rohm & Haas Co.	125,400	6,628,644
Sigma Aldrich Corp.	52,500	2,152,500
		20,740,628
TOTAL CHEMICALS		101,424,152
CONSTRUCTION MATERIALS - 5.9%
Construction Materials - 5.9%
Martin Marietta Materials, Inc.	22,200	2,782,104
Polaris Minerals Corp.	89,500	701,736
Polaris Minerals Corp. (e)	760,000	5,958,873
Vulcan Materials Co.	37,900	4,414,971
		13,857,684
CONTAINERS & PACKAGING - 5.7%
Metal & Glass Containers - 3.3%
Ball Corp.	37,800	1,750,140
Crown Holdings, Inc. (a)	66,100	1,509,724
Owens-Illinois, Inc.	63,300	1,504,008
Pactiv Corp. (a)	64,000	2,060,800
Silgan Holdings, Inc.	14,400	708,624
		7,533,296

	Shares	Value
Paper Packaging - 2.4%
Packaging Corp. of America	177,900	$ 4,358,550
Smurfit-Stone Container Corp.	104,100	1,284,594
		5,643,144
TOTAL CONTAINERS & PACKAGING		13,176,440
MACHINERY - 0.6%
Construction & Farm Machinery & Heavy Trucks - 0.6%
Deere & Co.	13,600	1,474,512
METALS & MINING - 29.6%
Aluminum - 4.4%
Alcoa, Inc.	306,600	10,243,506
Diversified Metals & Mining - 9.0%
BHP Billiton Ltd. sponsored ADR	73,200	3,149,064
Coalcorp Mining, Inc. (a)	7,470,000	4,023,855
Coalcorp Mining, Inc. warrants 2/8/11 (a)	89,000	17,502
Phelps Dodge Corp.	78,400	9,792,944
Rio Tinto PLC sponsored ADR	14,800	3,206,568
Skye Resources, Inc. (a)	74,100	753,957
		20,943,890
Gold - 4.2%
Agnico-Eagle Mines Ltd.	54,000	2,125,741
Goldcorp, Inc.	167,700	4,499,531
Meridian Gold, Inc. (a)	112,300	3,080,316
		9,705,588
Precious Metals & Minerals - 0.1%
Apex Silver Mines Ltd. (a)	18,100	258,468
Steel - 11.9%
A.M. Castle & Co.	36,500	1,051,200
Allegheny Technologies, Inc.	45,400	4,651,230
Carpenter Technology Corp.	16,000	1,896,800
Chaparral Steel Co.	84,800	4,225,584
Companhia Vale do Rio Doce sponsored ADR	59,000	2,013,080
Nucor Corp.	115,400	7,024,398
United States Steel Corp.	78,500	6,956,670
		27,818,962
TOTAL METALS & MINING		68,970,414
OIL, GAS & CONSUMABLE FUELS - 1.6%
Coal & Consumable Fuels - 1.6%
Cameco Corp.	98,300	3,635,137
PAPER & FOREST PRODUCTS - 7.5%
Forest Products - 3.8%
Weyerhaeuser Co. (d)	104,200	8,947,654
Paper Products - 3.7%
Bowater, Inc.	27,400	662,532
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
International Paper Co.	168,700	$ 6,074,887
MeadWestvaco Corp.	62,000	1,887,900
		8,625,319
TOTAL PAPER & FOREST PRODUCTS		17,572,973
TOTAL COMMON STOCKS (Cost $189,632,363)		220,111,312
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 5.35% (b)	11,345,736	11,345,736
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	8,996,000	8,996,000
TOTAL MONEY MARKET FUNDS (Cost $20,341,736)		20,341,736
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $209,974,099)		240,453,048
NET OTHER ASSETS - (3.1)%		(7,253,808)
NET ASSETS - 100%		$ 233,199,240
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,958,873 or 2.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 479,587
Fidelity Securities Lending Cash Central Fund	41,460
Total	$ 521,047
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.8%
Canada	12.4%
United Kingdom	1.4%
Australia	1.4%
Others (individually less than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007
Assets
Investment in securities, at value (including securities loaned of $8,934,640) - See accompanying schedule: Unaffiliated issuers (cost $189,632,363)	$ 220,111,312
Fidelity Central Funds (cost $20,341,736)	20,341,736
Total Investments (cost $209,974,099)		$ 240,453,048
Receivable for fund shares sold		11,633,830
Dividends receivable		466,522
Distributions receivable from Fidelity Central Funds		52,504
Prepaid expenses		977
Receivable from investment adviser for expense reductions		253
Other receivables		7,378
Total assets		252,614,512

Liabilities
Payable for investments purchased	$ 9,034,723
Payable for fund shares redeemed	1,207,549
Accrued management fee	89,327
Distribution fees payable	867
Other affiliated payables	46,122
Other payables and accrued expenses	40,684
Collateral on securities loaned, at value	8,996,000
Total liabilities		19,415,272

Net Assets		$ 233,199,240
Net Assets consist of:
Paid in capital		$ 195,867,931
Undistributed net investment income		276,784
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,575,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,479,236
Net Assets		$ 233,199,240

Statement of Assets and Liabilities - continued

February 28, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,018,251 ÷ 19,960 shares)	$ 51.01

Maximum offering price per share (100/94.25 of $51.01)	$ 54.12
Class T: Net Asset Value and redemption price per share ($706,773 ÷ 13,889.5 shares)	$ 50.89

Maximum offering price per share (100/96.50 of $50.88)	$ 52.74
Class B: Net Asset Value and offering price per share ($661,690 ÷ 13,022 shares)A	$ 50.81

Class C: Net Asset Value and offering price per share ($546,626 ÷ 10,758 shares)A	$ 50.81

Materials: Net Asset Value, offering price and redemption price per share ($230,147,141 ÷ 4,519,388 shares)	$ 50.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($118,759 ÷ 2,332.9 shares)	$ 50.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Materials Portfolio

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 3,072,290
Interest		1,871
Income from Fidelity Central Funds		521,047
Total income		3,595,208

Expenses
Management fee	$ 1,110,432
Transfer agent fees	582,866
Distribution fees	1,383
Accounting and security lending fees	91,132
Custodian fees and expenses	24,762
Independent trustees' compensation	702
Registration fees	126,372
Audit	37,168
Legal	3,517
Interest	2,189
Miscellaneous	12,463
Total expenses before reductions	1,992,986
Expense reductions	(107,567)	1,885,419
Net investment income (loss)		1,709,789
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,867,914
Foreign currency transactions	(725)
Total net realized gain (loss)		18,867,189
Change in net unrealized appreciation (depreciation) on: Investment securities	2,128,190
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation (depreciation)		2,128,067
Net gain (loss)		20,995,256
Net increase (decrease) in net assets resulting from operations		$ 22,705,045

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,709,789	$ 1,058,337
Net realized gain (loss)	18,867,189	8,503,088
Change in net unrealized appreciation (depreciation)	2,128,067	6,934,391
Net increase (decrease) in net assets resulting from operations	22,705,045	16,495,816
Distributions to shareholders from net investment income	(1,721,356)	(770,963)
Distributions to shareholders from net realized gain	(17,315,347)	(3,187,200)
Total distributions	(19,036,703)	(3,958,163)
Share transactions - net increase (decrease)	59,771,650	12,434,145
Redemption fees	236,747	108,867
Total increase (decrease) in net assets	63,676,739	25,080,665

Net Assets
Beginning of period	169,522,501	144,441,836
End of period (including undistributed net investment income of $276,784 and undistributed net investment income of $394,580, respectively)	$ 233,199,240	$ 169,522,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	3.93
Total from investment operations	4.10
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 51.01
Total Return B, C, D	8.76%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50% A
Expenses net of fee waivers, if any	1.40% A
Expenses net of all reductions	1.38% A
Net investment income (loss)	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,018
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.11
Net realized and unrealized gain (loss)	3.87
Total from investment operations	3.98
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.89
Total Return B, C, D	8.51%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80% A
Expenses net of fee waivers, if any	1.65% A
Expenses net of all reductions	1.62% A
Net investment income (loss)	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 707
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	3.84
Total from investment operations	3.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.81
Total Return B, C, D	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	2.26% A
Expenses net of fee waivers, if any	2.15% A
Expenses net of all reductions	2.12% A
Net investment income (loss)	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 662
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Year ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	3.81
Total from investment operations	3.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 50.81
Total Return B, C, D	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	2.31% A
Expenses net of fee waivers, if any	2.15% A
Expenses net of all reductions	2.13% A
Net investment income (loss)	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 547
Portfolio turnover rate G	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2007	2006	2005	2004 H	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.35	$ 40.78	$ 35.99	$ 23.83	$ 25.89
Income from Investment Operations
Net investment income (loss) C	.42	.32	.15	.13 F	.04 F
Net realized and unrealized gain (loss)	9.36	6.40	5.47	12.07	(1.69)
Total from investment operations	9.78	6.72	5.62	12.20	(1.65)
Distributions from net investment income	(.48)	(.25)	(.12)	(.12)	(.46)
Distributions from net realized gain	(4.79)	(.93)	(.74)	-	-
Total distributions	(5.27)	(1.18)	(.86)	(.12)	(.46)
Redemption fees added to paid in capital C	.06	.03	.03	.08	.05
Net asset value, end of period	$ 50.92	$ 46.35	$ 40.78	$ 35.99	$ 23.83
Total Return A, B	22.29%	17.01%	16.09%	51.73%	(6.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.01%	1.05%	1.06%	1.31%	1.57%
Expenses net of fee waivers, if any	.98%	1.05%	1.06%	1.31%	1.57%
Expenses net of all reductions	.96%	1.01%	1.02%	1.17%	1.42%
Net investment income (loss)	.87%	.78%	.42%	.43%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,147	$ 169,523	$ 144,442	$ 135,131	$ 41,275
Portfolio turnover rate E	185%	124%	89%	175%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period.
D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.07 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	3.92
Total from investment operations	4.00
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 50.91
Total Return B, C	8.55%
Ratios to Average Net Assets E, H
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119
Portfolio turnover rate F	185%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Materials Portfolio (the Fund) (formerly Industrial Materials Portfolio) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Materials on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and capital gain distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 31,287,329
Unrealized depreciation	(4,284,560)
Net unrealized appreciation (depreciation)	27,002,769
Undistributed ordinary income	276,796
Undistributed long-term capital gain	3,618,826

Cost for federal income tax purposes	$ 213,450,279

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 4,275,377	$ 770,963
Long-term Capital Gains	14,761,326	3,187,200
Total	$ 19,036,703	$ 3,958,163

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $385,380,320 and $348,269,722, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 175	$ 107
Class T	.25%	.25%	224	110
Class B	.75%	.25%	620	527
Class C	.75%	.25%	364	280
			$ 1,383	$ 1,024

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 973
Class T	311
$ 1,284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Materials class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Materials class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 89.14
Class T	91.21
Class B	126.22
Class C	63.18
Materials	582,390.30
Institutional Class	107.29
	$ 582,866

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Materials Portfolio	$ 3,510

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $847 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,629,000	5.17%	$ 2,189

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $512 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $41,460.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 67
Class T	1.65%	64
Class B	2.15%	66
Class C	2.15%	56
		$ 253

FMR voluntarily agreed to reimburse a portion of Material's operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,655 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 978

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Materials	$ 1,721,356	$ 770,963
From net realized gain
Materials	$ 17,315,347	$ 3,187,200

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007 A	2006	2007 A	2006
Class A
Shares sold	19,960	-	$ 1,010,235	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	19,960	-	$ 1,010,235	$ -
Class T
Shares sold	13,890	-	$ 703,837	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	13,890	-	$ 703,837	$ -
Class B
Shares sold	13,022	-	$ 643,438	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	13,022	-	$ 643,438	$ -
Class C
Shares sold	10,758	-	$ 546,127	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	10,758	-	$ 546,127	$ -
Materials
Shares sold	6,290,426	4,217,962	$ 311,961,345	$ 177,007,921
Reinvestment of distributions	378,787	93,814	18,026,752	3,742,752
Shares redeemed	(5,806,915)	(4,196,527)	(273,224,056)	(168,316,528)
Net increase (decrease)	862,298	-	$ 56,764,041	$ 12,434,145
Institutional Class
Shares sold	4,445	-	$ 210,000	$ -
Shares redeemed	(2,112)	-	(106,028)	-
Net increase (decrease)	2,333	-	$ 103,972	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	22.69%	11.55%	6.70%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class (dagger) on February 28, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

* The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity Advisor Telecommunications Fund during the period covered by the report

A rosy year for stocks wilted just prior to the end of the 12-month period ending February 28, 2007. On the day prior to the period's close, the Dow Jones Industrial AverageSM plunged 416 points and the Standard & Poor's 500SM Index lost roughly 3.5% of its value, plummeting nearly 50 points and marking the benchmark's worst single-day performance since the day the market reopened after the 9/11 terrorist attacks. Though investors were obviously rattled by the development, it was only the 22nd biggest decline for the S&P 500® in 20 years, and it could not overshadow how well stocks performed for the 12 months overall. For much of the past year, investors grew confident that the economy would not fall into a recession, and they bid up most broad-based stock indexes for six consecutive months from August through January. Overall for the year ending February 28, 2007, the S&P 500 was up 11.97%, the Dow advanced 14.24%, the small-cap Russell 2000® Index gained 9.87% and the NASDAQ Composite® Index rose 6.66%.

It's important to point out that in connection with a restructuring of the product line effective October 1, 2006, the fund changed the benchmark to which it compares its performance. During the 12 months ending February 28, 2007, the fund trailed the 27.72% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index, but beat the 21.44% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final five months1. F or the 12-month period, the fund also did better than the S&P 500. (For specific performance information on the fund's Institutional Class shares, please refer to the performance section of this report.) During the first seven months of the review period, the fund outpaced the Goldman Sachs index, driven by an overweighting and strong stock selection among integrated telecommunications services stocks. Of note were Qwest Communications and AT&T. Qwest benefited from improved pricing in its residential wireline business, while recent merger activity drove AT&T's earnings beyond expectations. Communications equipment stocks, which had virtually no representation in the index but were a sizable stake in the fund, hurt performance as intense competition pressured industry pricing. Detractors included QUALCOMM, which provides leading-edge technology for wireless networks, and Nortel Networks, which supplies both wireline and wireless equipment. The fund performed roughly in line with the MSCI index during the last five months of the period, with its biggest gains coming from alternative carriers, which compete with the well-known incumbents. An overweighting and strong security selection in the industry boosted returns. Winners included Cogent Communications and Iliad, both of which enjoyed strong market share gains. Cogent supplies high-speed Internet services, and non-index holding Iliad, a French company, sells voice and high-speed data services mainly to residential customers in Paris. Disappointing stock selection in integrated telecommunications services - which represented on average more than 50% of the fund's assets, versus nearly 75% for the MSCI index - cost the fund. Detractors included Qwest Communications, which took a breather after its earlier run-up, and AT&T, which rallied on strong earnings and revenue growth. The fund had an underweighting in AT&T and an overweighting in Qwest. By period end, I had completely eliminated equipment stocks to bring the fund in line with its new benchmark.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 28, 2007. From March 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Utilities Index, which returned 8.34% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Telecommunications Services Index, which returned 12.09% from October 1, 2006, through February 28, 2007. For the 12-month period ending February 28, 2007, the blended index (Goldman Sachs and MSCI) returned 21.44%.

Note to shareholders: Gavin Baker will become manager of the fund on March 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (September 1, 2006 to February 28, 2007) for the Telecommunications class and for the entire period (December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2006 to February 28, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value February 28, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,066.00	$ 2.75B
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16C
Class T
Actual	$ 1,000.00	$ 1,065.40	$ 3.44B
HypotheticalA	$ 1,000.00	$ 1,017.16	$ 7.70C
Class B
Actual	$ 1,000.00	$ 1,064.10	$ 4.58B
HypotheticalA	$ 1,000.00	$ 1,014.63	$ 10.24C
Class C
Actual	$ 1,000.00	$ 1,064.30	$ 4.62B
HypotheticalA	$ 1,000.00	$ 1,014.53	$ 10.34C
Telecommunications
Actual	$ 1,000.00	$ 1,172.20	$ 5.01B
HypotheticalA	$ 1,000.00	$ 1,020.18	$ 4.66C
Institutional Class
Actual	$ 1,000.00	$ 1,066.40	$ 2.19B
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Telecommunications class and multiplied by 79/365 (to reflect the period December 12, 2006 to February 28, 2007) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.54%
Class B	2.05%
Class C	2.07%
Telecommunications	.93%
Institutional Class	.98%

Annual Report

Select Telecommunications Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	17.5	15.2
Verizon Communications, Inc.	14.6	11.6
Qwest Communications International, Inc.	9.8	14.7
ALLTEL Corp.	5.0	4.3
Iliad Group SA	4.9	0.0
Dobson Communications Corp. Class A	4.8	0.8
Leap Wireless International, Inc.	4.6	0.5
Time Warner Telecom, Inc. Class A (sub. vtg.)	4.5	2.0
SBA Communications Corp. Class A	4.5	0.0
Level 3 Communications, Inc.	4.5	3.1
	74.7
Top Industries (% of fund's net assets)
As of February 28, 2007
Diversified Telecommunication Services	65.1%
Wireless Telecommunication Services	30.7%
Diversified Financial Services	1.4%
Electronic Equipment & Instruments	0.0%
All Others*	2.8%

As of August 31, 2006
Diversified Telecommunication Services	55.5%
Communications Equipment	29.4%
Wireless Telecommunication Services	12.0%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 28, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 1.4%
Specialized Finance - 1.4%
Fortress Investment Group LLC	281,700	$ 8,507,340
DIVERSIFIED TELECOMMUNICATION SERVICES - 65.1%
Alternative Carriers - 16.5%
Cogent Communications Group, Inc. (a)	472,208	10,653,012
Global Crossing Ltd. (a)	199,200	5,663,256
Iliad Group SA (d)	290,500	30,531,683
Level 3 Communications, Inc. (a)(d)	4,283,664	28,143,672
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,292,200	28,441,322
		103,432,945
Integrated Telecommunication Services - 48.6%
AT&T, Inc.	2,985,702	109,873,835
BT Group PLC	1,094,800	6,358,598
Cbeyond, Inc.	5,300	164,671
FairPoint Communications, Inc.	289,000	5,519,900
NeuStar, Inc. Class A (a)	213,900	6,844,800
NTELOS Holding Corp.	796,868	14,877,526
Qwest Communications International, Inc. (a)(d)	6,892,344	61,204,015
Telefonica SA sponsored ADR	101,500	6,534,570
Verizon Communications, Inc.	2,435,924	91,176,635
Windstream Corp.	109,708	1,651,105
		304,205,655
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		407,638,600
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	8,940	236,552
WIRELESS TELECOMMUNICATION SERVICES - 30.7%
Wireless Telecommunication Services - 30.7%
ALLTEL Corp.	518,900	31,440,151
American Tower Corp. Class A (a)	710,000	27,505,400
Bharti Airtel Ltd. (a)	660,000	10,815,295
Centennial Communications Corp. Class A	294,900	2,323,812

	Shares	Value
Crown Castle International Corp. (a)	813,800	$ 26,660,088
Dobson Communications Corp. Class A	3,418,300	30,354,504
InPhonic, Inc. (a)(d)	76,500	950,895
Leap Wireless International, Inc. (a)	422,414	28,542,514
Rural Cellular Corp. Class A (a)	168,700	2,198,161
SBA Communications Corp. Class A (a)	1,049,000	28,291,530
Vodafone Group PLC sponsored ADR	122,700	3,423,330
		192,505,680
TOTAL COMMON STOCKS (Cost $516,438,124)		608,888,172
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 5.35% (b)	3,550,096	3,550,096
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	54,414,050	54,414,050
TOTAL MONEY MARKET FUNDS (Cost $57,964,146)		57,964,146
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $574,402,270)		666,852,318
NET OTHER ASSETS - (6.5)%		(40,470,502)
NET ASSETS - 100%		$ 626,381,816
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 599,879
Fidelity Securities Lending Cash Central Fund	208,152
Total	$ 808,031
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
France	4.9%
India	1.7%
United Kingdom	1.5%
Spain	1.0%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information

At February 28, 2007, the fund had a capital loss carryforward of approximately $495,069,450 of which $321,438,292, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2007

Assets
Investment in securities, at value (including securities loaned of $53,537,450) - See accompanying schedule: Unaffiliated issuers (cost $516,438,124)	$ 608,888,172
Fidelity Central Funds (cost $57,964,146)	57,964,146
Total Investments (cost $574,402,270)		$ 666,852,318
Receivable for investments sold		16,144,628
Receivable for fund shares sold		2,247,368
Dividends receivable		64,863
Distributions receivable from Fidelity Central Funds		71,935
Prepaid expenses		1,607
Other receivables		18,974
Total assets		685,401,693

Liabilities
Payable for investments purchased	$ 461,351
Payable for fund shares redeemed	3,431,023
Accrued management fee	291,823
Distribution fees payable	687
Other affiliated payables	150,185
Other payables and accrued expenses	270,758
Collateral on securities loaned, at value	54,414,050
Total liabilities		59,019,877

Net Assets		$ 626,381,816
Net Assets consist of:
Paid in capital		$ 1,030,874,491
Undistributed net investment income		1,385,280
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(498,119,362)
Net unrealized appreciation (depreciation) on investments		92,241,407
Net Assets		$ 626,381,816

February 28, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($658,086 ÷ 12,932 shares)	$ 50.89

Maximum offering price per share (100/94.25 of $50.89)	$ 53.99

Class T: Net Asset Value and redemption price per share ($559,747 ÷ 11,006 shares)	$ 50.86

Maximum offering price per share (100/96.50 of $50.86)	$ 52.70

Class B: Net Asset Value and offering price per share ($291,032 ÷ 5,729 shares)A	$ 50.80

Class C: Net Asset Value and offering price per share ($332,206 ÷ 6,538 shares)A	$ 50.81

Telecommunications: Net Asset Value, offering price and redemption price per share ($624,426,645 ÷ 12,265,941 shares)	$ 50.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,100 ÷ 2,241 shares)	$ 50.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2007

Investment Income
Dividends		$ 9,195,804
Special dividends		1,230,657
Interest		137
Income from Fidelity Central Funds		808,031
Total income		11,234,629

Expenses
Management fee	$ 2,765,966
Transfer agent fees	1,520,519
Distribution fees	1,168
Accounting and security lending fees	225,781
Custodian fees and expenses	36,123
Independent trustees' compensation	1,860
Registration fees	150,014
Audit	40,413
Legal	8,851
Interest	15,851
Miscellaneous	34,145
Total expenses before reductions	4,800,691
Expense reductions	(101,322)	4,699,369
Net investment income (loss)		6,535,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $101,904)	31,904,030
Foreign currency transactions	(25,988)
Total net realized gain (loss)		31,878,042
Change in net unrealized appreciation (depreciation) on investment securities (net of increase in deferred foreign taxes of $208,641)		54,610,776
Net gain (loss)		86,488,818
Net increase (decrease) in net assets resulting from operations		$ 93,024,078

Statement of Changes in Net Assets

	Year ended February 28, 2007	Year ended February 28, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,535,260	$ 3,338,999
Net realized gain (loss)	31,878,042	55,407,188
Change in net unrealized appreciation (depreciation)	54,610,776	10,244,776
Net increase (decrease) in net assets resulting from operations	93,024,078	68,990,963
Distributions to shareholders from net investment income	(5,987,382)	(3,005,035)
Share transactions - net increase (decrease)	136,866,943	2,681,402
Redemption fees	144,270	25,069
Total increase (decrease) in net assets	224,047,909	68,692,399

Net Assets
Beginning of period	402,333,907	333,641,508
End of period (including undistributed net investment income of $1,385,280 and undistributed net investment income of $965,295, respectively)	$ 626,381,816	$ 402,333,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	- J
Net realized and unrealized gain (loss)	3.15
Total from investment operations	3.15
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.89
Total Return B, C, D	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23% A
Expenses net of fee waivers, if any	1.23% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 658
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	3.14
Total from investment operations	3.12
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.86
Total Return B, C, D	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.54% A
Expenses net of fee waivers, if any	1.54% A
Expenses net of all reductions	1.53% A
Net investment income (loss)	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 560
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	3.11
Total from investment operations	3.06
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.80
Total Return B, C, D	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.05% A
Expenses net of fee waivers, if any	2.05% A
Expenses net of all reductions	2.05% A
Net investment income (loss)	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.14
Total from investment operations	3.07
Redemption fees added to paid in capital E	- J
Net asset value, end of period	$ 50.81
Total Return B, C, D	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07% A
Expenses net of fee waivers, if any	2.07% A
Expenses net of all reductions	2.06% A
Net investment income (loss)	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 332
Portfolio turnover rate G	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2007	2006	2005	2004 I	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 41.97	$ 34.83	$ 35.79	$ 23.62	$ 30.55
Income from Investment Operations
Net investment income (loss) C	.61 F	.36	.49 G	.08	.03
Net realized and unrealized gain (loss)	8.85	7.11	(.96)	12.13	(6.95)
Total from investment operations	9.46	7.47	(.47)	12.21	(6.92)
Distributions from net investment income	(.53)	(.33)	(.49)	(.05)	(.03)
Redemption fees added to paid in capital C	.01	- J	- J	.01	.02
Net asset value, end of period	$ 50.91	$ 41.97	$ 34.83	$ 35.79	$ 23.62
Total Return A, B	22.69%	21.54%	(1.40)%	51.78%	(22.60)%
Ratios to Average Net Assets D, H
Expenses before reductions	.99%	1.05%	1.09%	1.40%	1.56%
Expenses net of fee waivers, if any	.97%	1.05%	1.09%	1.40%	1.56%
Expenses net of all reductions	.97%	.96%	1.02%	1.34%	1.34%
Net investment income (loss)	1.34% F	.96%	1.44% G	.27%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 624,427	$ 402,334	$ 333,642	$ 439,350	$ 312,839
Portfolio turnover rate E	162%	148%	56%	98%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.16
Net realized and unrealized gain (loss)	3.01
Total from investment operations	3.17
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 50.91
Total Return B, C	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.98% A
Expenses net of fee waivers, if any	.98% A
Expenses net of all reductions	.97% A
Net investment income (loss)	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114
Portfolio turnover rate F	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2007

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated Telecommunications on December 12, 2006. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR).

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. During the period the Fund also calculated a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE). Effective October 1, 2006 the Fund eliminated hourly NAV calculation.

Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 102,069,768
Unrealized depreciation	(12,878,269)
Net unrealized appreciation (depreciation)	89,191,499
Undistributed ordinary income	1,386,172
Capital loss carryforward	(495,069,450)

Cost for federal income tax purposes	$ 577,660,819

The tax character of distributions paid was as follows:

	February 28, 2007	February 28, 2006
Ordinary Income	$ 5,987,382	$ 3,005,035

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. Shareholders were also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 6).

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $915,897,899 and $790,008,297, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 139	$ 84
Class T	.25%	.25%	274	123
Class B	.75%	.25%	359	332
Class C	.75%	.25%	396	323
			$ 1,168	$ 862

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 564
Class T	104
$ 668

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Telecommunications. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Telecommunications shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets*
Class A	$ 87.17
Class T	119.23
Class B	73.22
Class C	87.24
Telecommunications	1,520,066.31
Institutional Class	87.27
	$ 1,520,519

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Exchange Fees. During the period, FSC received the proceeds of a $7.50 fee to cover administrative costs associated with exchanges out of the Fund to any other Fidelity Select fund or to any other Fidelity fund made through non-automated channels. Effective October 1, 2006, the exchange fees were eliminated. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Telecommunications Portfolio	$ 4,433

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $40,816 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,539,417	4.98%	$ 15,851

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,183 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208,152.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Telecommunications' operating expenses. During the period, this reimbursement reduced the class' expenses by $56,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,107 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 5,774

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2007	2006
From net investment income
Telecommunications	$ 5,987,382	$ 3,005,035

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2007A	2006	2007A	2006
Class A
Shares sold	12,932	-	$ 655,617	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	12,932	-	$ 655,617	$ -
Class T
Shares sold	11,066	-	$ 555,092	$ -
Shares redeemed	(60)	-	(3,110)	-
Net increase (decrease)	11,006	-	$ 551,982	$ -
Class B
Shares sold	5,729	-	$ 285,388	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	5,729	-	$ 285,388	$ -
Class C
Shares sold	6,538	-	$ 326,374	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	6,538	-	$ 326,374	$ -
Telecommunications
Shares sold	12,699,449	3,070,553	$ 581,140,315	$ 116,810,248
Reinvestment of distributions	124,102	74,920	5,727,266	2,869,866
Shares redeemed	(10,144,422)	(3,137,526)	(451,923,224)	(116,998,712)
Net increase (decrease)	2,679,129	7,947	$ 134,944,357	$ 2,681,402
Institutional Class
Shares sold	3,391	-	$ 162,500	$ -
Shares redeemed	(1,150)	-	(59,275)	-
Net increase (decrease)	2,241	-	$ 103,225	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select portfolios management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the funds. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of the funds. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the funds. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the funds. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the funds. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the funds. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the funds. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the funds. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples	04/16/07	04/13/07	$0.071	$0.670
Gold	04/16/07	04/13/07	$0.190	$1.580
Materials	04/16/07	04/13/07	$0.011	$0.610
Telecommunications	04/16/07	04/13/07	$0.092	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples	$16,772,704
Gold	$75,675,851
Materials	$17,855,413

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

ASGMTI-UANN-0407
1.845768.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, February 28, 2007, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Money Market Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio and Wireless Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Air Transportation Portfolio	$30,000	$28,000
Automotive Portfolio	$30,000	$28,000
Banking Portfolio	$31,000	$30,000
Biotechnology Portfolio	$34,000	$33,000
Brokerage and Investment Management Portfolio	$33,000	$31,000
Chemicals Portfolio	$30,000	$29,000
Communications Equipment Portfolio	$31,000	$30,000
Computers Portfolio	$31,000	$30,000
Construction and Housing Portfolio	$30,000	$29,000
Consumer Discretionary Portfolio	$30,000	$28,000
Consumer Staples Portfolio	$32,000	$29,000
Defense and Aerospace Portfolio	$32,000	$31,000
Electronics Portfolio	$36,000	$36,000
Energy Portfolio	$37,000	$34,000
Energy Service Portfolio	$34,000	$32,000
Environmental Portfolio	$30,000	$28,000
Financial Services Portfolio	$31,000	$31,000
Gold Portfolio	$35,000	$31,000
Health Care Portfolio	$35,000	$36,000
Home Finance Portfolio	$30,000	$30,000
Industrial Equipment Portfolio	$30,000	$28,000
Industrials Portfolio	$30,000	$29,000
Insurance Portfolio	$30,000	$29,000
IT Services Portfolio	$30,000	$28,000
Leisure Portfolio	$30,000	$29,000
Materials Portfolio	$32,000	$29,000
Medical Delivery Portfolio	$32,000	$32,000
Medical Equipment and Systems Portfolio	$32,000	$32,000
Money Market Portfolio	$33,000	$28,000
Multimedia Portfolio	$30,000	$29,000
Natural Gas Portfolio	$33,000	$33,000
Natural Resources Portfolio	$33,000	$30,000
Networking and Infrastructure Portfolio	$30,000	$28,000
Paper and Forest Products Portfolio	$30,000	$28,000
Pharmaceuticals Portfolio	$30,000	$29,000
Retailing Portfolio	$30,000	$29,000
Software and Computer Services Portfolio	$31,000	$30,000
Technology Portfolio	$34,000	$34,000
Telecommunications Portfolio	$33,000	$29,000
Transportation Portfolio	$30,000	$29,000
Utilities Growth Portfolio	$31,000	$29,000
Wireless Portfolio	$31,000	$29,000
All funds in the Fidelity Group of Funds audited by PwC	$14,100,000	$12,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Air Transportation Portfolio	$0	$0
Automotive Portfolio	$0	$0
Banking Portfolio	$0	$0
Biotechnology Portfolio	$0	$0
Brokerage and Investment Management Portfolio	$0	$0
Chemicals Portfolio	$0	$0
Communications Equipment Portfolio	$0	$0
Computers Portfolio	$0	$0
Construction and Housing Portfolio	$0	$0
Consumer Discretionary Portfolio	$0	$0
Consumer Staples Portfolio	$0	$0
Defense and Aerospace Portfolio	$0	$0
Electronics Portfolio	$0	$0
Energy Portfolio	$0	$0
Energy Service Portfolio	$0	$0
Environmental Portfolio	$0	$0
Financial Services Portfolio	$0	$0
Gold Portfolio	$0	$0
Health Care Portfolio	$0	$0
Home Finance Portfolio	$0	$0
Industrial Equipment Portfolio	$0	$0
Industrials Portfolio	$0	$0
Insurance Portfolio	$0	$0
IT Services Portfolio	$0	$0
Leisure Portfolio	$0	$0
Materials Portfolio	$0	$0
Medical Delivery Portfolio	$0	$0
Medical Equipment and Systems Portfolio	$0	$0
Money Market Portfolio	$0	$0
Multimedia Portfolio	$0	$0
Natural Gas Portfolio	$0	$0
Natural Resources Portfolio	$0	$0
Networking and Infrastructure Portfolio	$0	$0
Paper and Forest Products Portfolio	$0	$0
Pharmaceuticals Portfolio	$0	$0
Retailing Portfolio	$0	$0
Software and Computer Services Portfolio	$0	$0
Technology Portfolio	$0	$0
Telecommunications Portfolio	$0	$0
Transportation Portfolio	$0	$0
Utilities Growth Portfolio	$0	$0
Wireless Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Air Transportation Portfolio	$2,100	$2,000
Automotive Portfolio	$2,100	$2,000
Banking Portfolio	$2,100	$2,000
Biotechnology Portfolio	$2,100	$2,000
Brokerage and Investment Management Portfolio	$2,100	$2,000
Chemicals Portfolio	$2,100	$2,000
Communications Equipment Portfolio	$2,100	$2,000
Computers Portfolio	$2,100	$2,000
Construction and Housing Portfolio	$2,100	$2,000
Consumer Discretionary Portfolio	$2,100	$2,000
Consumer Staples Portfolio	$2,100	$2,000
Defense and Aerospace Portfolio	$2,100	$2,000
Electronics Portfolio	$2,100	$2,000
Energy Portfolio	$2,100	$2,000
Energy Service Portfolio	$2,100	$2,000
Environmental Portfolio	$2,100	$2,000
Financial Services Portfolio	$2,100	$2,000
Gold Portfolio	$2,100	$2,000
Health Care Portfolio	$2,100	$2,000
Home Finance Portfolio	$2,100	$2,000
Industrial Equipment Portfolio	$2,100	$2,000
Industrials Portfolio	$2,100	$2,000
Insurance Portfolio	$2,100	$2,000
IT Services Portfolio	$2,100	$2,000
Leisure Portfolio	$2,100	$2,000
Materials Portfolio	$2,100	$2,000
Medical Delivery Portfolio	$2,100	$2,000
Medical Equipment and Systems Portfolio	$2,100	$2,000
Money Market Portfolio	$2,100	$2,000
Multimedia Portfolio	$2,100	$2,000
Natural Gas Portfolio	$2,100	$2,000
Natural Resources Portfolio	$2,100	$2,000
Networking and Infrastructure Portfolio	$2,100	$2,000
Paper and Forest Products Portfolio	$2,100	$2,000
Pharmaceuticals Portfolio	$2,100	$2,000
Retailing Portfolio	$2,100	$2,000
Software and Computer Services Portfolio	$2,100	$2,000
Technology Portfolio	$2,100	$2,000
Telecommunications Portfolio	$2,100	$2,000
Transportation Portfolio	$2,100	$2,000
Utilities Growth Portfolio	$2,100	$2,000
Wireless Portfolio	$2,100	$2,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Air Transportation Portfolio	$1,100	$1,400
Automotive Portfolio	$1,100	$1,400
Banking Portfolio	$1,300	$1,700
Biotechnology Portfolio	$2,000	$2,800
Brokerage and Investment Management Portfolio	$1,700	$1,900
Chemicals Portfolio	$1,100	$1,500
Communications Equipment Portfolio	$1,300	$1,800
Computers Portfolio	$1,300	$1,900
Construction and Housing Portfolio	$1,200	$1,600
Consumer Discretionary Portfolio	$1,100	$1,400
Consumer Staples Portfolio	$1,200	$1,500
Defense and Aerospace Portfolio	$1,600	$2,000
Electronics Portfolio	$2,500	$3,800
Energy Portfolio	$2,600	$3,000
Energy Service Portfolio	$2,100	$2,400
Environmental Portfolio	$1,100	$1,400
Financial Services Portfolio	$1,300	$1,800
Gold Portfolio	$1,900	$2,100
Health Care Portfolio	$2,400	$3,300
Home Finance Portfolio	$1,200	$1,700
Industrial Equipment Portfolio	$1,100	$1,400
Industrials Portfolio	$1,100	$1,400
Insurance Portfolio	$1,200	$1,500
IT Services Portfolio	$1,100	$1,400
Leisure Portfolio	$1,200	$1,500
Materials Portfolio	$1,200	$1,500
Medical Delivery Portfolio	$1,600	$2,500
Medical Equipment and Systems Portfolio	$1,600	$2,400
Money Market Portfolio	$1,800	$1,500
Multimedia Portfolio	$1,100	$1,400
Natural Gas Portfolio	$1,900	$2,600
Natural Resources Portfolio	$1,700	$1,800
Networking and Infrastructure Portfolio	$1,100	$1,500
Paper and Forest Products Portfolio	$1,100	$1,400
Pharmaceuticals Portfolio	$1,100	$1,500
Retailing Portfolio	$1,100	$1,400
Software and Computer Services Portfolio	$1,400	$1,900
Technology Portfolio	$2,100	$3,100
Telecommunications Portfolio	$1,300	$1,700
Transportation Portfolio	$1,100	$1,400
Utilities Growth Portfolio	$1,300	$1,700
Wireless Portfolio	$1,300	$1,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$125,000	$155,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate fees billed by PwC of $1,405,000A and $1,325,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$275,000	$325,000
Non-Covered Services	$1,130,000	$1,000,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	April 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	April 20, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	April 20, 2007